                                                                   -------------
                                                                   THE GCG TRUST
                                                                   -------------



                                                                          Annual

                                                                          Report

                                                               December 31, 1998

                                                               [Graphic Omitted]

      GoldenSelect products are issued by Golden American Life Insurance Company and distributed by Directed Services, Inc., member NASD.

-------------------------------------
  Table of Contents
-------------------------------------

                                THE GCG TRUST

                                                                            PAGE
                                                                            ----
Chairman's Letter ........................................................     1
Portfolio Manager Reports ................................................     2
Statement of Assets and Liabilities ......................................    26
Statement of Operations ..................................................    30
Statement of Changes in Net Assets .......................................    34
Financial Highlights .....................................................    40
Portfolio of Investments .................................................    63
Notes to Financial Statements ............................................   118
Report of Independent Auditors ...........................................   130











--------------------------------------------------------------------------------
The information contained in this report is intended for compliance reporting purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.
--------------------------------------------------------------------------------

      DIRECTED SERVICES, INC.
      1001 JEFFERSON STREET, SUITE 400, WILMINGTON, DE 19801

                                                       TEL: 302-576-3400
                                                       FAX: 302-576-3450

                                                       February 24, 1999

      Dear Shareholder of The GCG Trust:

      We are pleased to present the 1998 Annual Report of the GCG Trust (the "Trust"). The following report provides information about the performance and financial position of the portfolios of the Trust.

      During the year ended December 31, 1998, the net assets of the Trust increased 180% to end the year at $4.3 billion. This increase can be attributed to new investment by shareholders, another year of strong investment returns and the consolidation of the Equi-Select Series Trust into the Trust.

      During 1999, there will be various enhancements made to the Trust. Please refer to the supplements mailed to you under a separate cover.

      The Report contains comments from the Portfolio Managers of the Trust's Series. The comments of the Portfolio Managers reflect their views as of the date written and are subject to change at any time. For more complete information about these portfolios, the Trust or any products, including charges and expenses, please consult your prospectus. Read it carefully before investing or sending money.

      Thank you for your continued support.

      Sincerely,
  /s/ Myles R. Tashman
      Myles R. Tashman
      Secretary

                                THE GCG TRUST
                          MULTIPLE ALLOCATION SERIES

The Multiple Allocation Series (the "Series") seeks the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. For the year ended December 31, 1998, the Series returned 8.26%. Over the same period, the Standard & Poors 500 Index ("S&P 500") had a total return of 28.58% and the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") had a total return of 8.4%. The benchmark for this Series (40% S&P 500/ 60% Lehman Index) was 16.5% for 1998.

We are disappointed that the Series under performed its benchmark for the year. While part of our underperformance was due to our conservative cash position, which averaged 16% for 1998, the majority of it can be attributed to the poor relative performance of our value stocks, which is the primary focus of the equity selection for the Series.

The key to higher equity performance in 1998 was to rely primarily on market capitalization and the high flying internet stocks. For example, the 50 largest market cap stocks in the S&P 500 were up 36.4% compared to the 50 smallest cap stocks which were down (0.4%). What also made 1998 challenging was the enormous performance disparity between high P/E stocks and low P/E stocks. It was a year that large cap growth stocks continued to soar and P/E's were pushed higher. According to Barron's, the P/E for the S&P 500 expanded from approximately 24 at the beginning of 1998 to roughly 32 by year's end. The internet stocks were the most affected by this phenomenon, as their P/E's climbed to remarkable heights.

The bond market had a surprisingly solid year as the 30-year Treasury Bond yield fell from 5.92% to 5.09%. We had an aggressive bond positions for most of 1998, which contributed to our overall under performance. Economic concerns prompted the Federal Reserve to lower rates three times in 1998, which helped fuel the market. Also contributing were global crises, which caused a flight to quality U.S. Treasury issues.

As for positions with equities, technology stocks had another tremendous year. Positions such as Dell Computer Corp. and Microsoft Corp. continued to be market leaders as their prices soared again in 1998. Other newer positions that had banner years were Cisco Systems and EMC Corp.

The most disappointing industries in 1998 were the ones that were linked to commodities. None was more disappointing than oil and oil services. The price of oil dropped from a high of nearly $18 a barrel to a low of approximately $11 a barrel in 1998, before rallying late in the year to close around $12 a barrel. While these stocks ranked well in our value-oriented model they were negatively impacted by the significant price drop as well as warm weather and the slowdown in demand from Asia and other trouble spots around the world.

Hopefully, 1999 will see continued excellent performance from all the markets but with less performance disparity between the large cap growth stocks and value stocks.

                                                          ZWEIG ADVISORS, INC.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN)
                      FOR PERIOD ENDED DECEMBER 31, 1998
                          1 YEAR                 8.26%
                          5 YEAR                10.21%
                       1/24/1989 (INCEPTION)     9.75%
--------------------------------------------------------------------------------

                                                                 40% S&P 500/60%
                                                   Lehman            Lehman
                  Multiple                      Intermediate      Intermediate
                 Allocation      S&P 500      Govt./Corporate    Govt./Corporate
                  Series          Index            Index               Index
                 ---------       --------      --------------     --------------
    1/24/1989    10,000.00       10,000.00        10,000.00        10,000.00
3/89             10,193.07        9,978.66        10,001.69         9,992.48
6/89             10,459.02       10,857.85        10,666.47        10,743.02
9/89             10,949.05       12,018.84        10,795.32        11,284.73
     12/89       10,892.28       12,265.82        11,159.38        11,601.96
3/90             10,638.19       11,896.83        11,142.94        11,444.50
6/90             11,140.62       12,643.47        11,500.23        11,957.53
9/90             10,979.36       10,908.11        11,701.60        11,384.20
     12/90       11,408.22       11,884.51        12,181.45        12,062.67
3/91             12,368.58       13,607.96        12,487.73        12,935.82
6/91             12,241.52       13,575.45        12,710.37        13,056.40
9/91             12,922.80       14,299.80        13,322.70        13,713.54
     12/91       13,692.78       15,497.39        13,962.34        14,576.36
3/92             13,145.18       15,106.57        13,835.91        14,344.17
6/92             13,413.39       15,393.29        14,383.69        14,787.53
9/92             13,787.28       15,878.82        15,017.53        15,362.04
     12/92       13,947.91       16,676.48        14,964.10        15,649.05
3/93             14,485.78       17,404.26        15,557.33        16,296.10
6/93             14,852.50       17,487.68        15,893.35        16,531.08
9/93             15,537.06       17,938.05        16,252.09        16,926.48
     12/93       15,500.03       18,353.60        16,278.92        17,108.80
3/94             15,252.34       17,658.82        15,948.71        16,632.75
6/94             15,069.83       17,732.60        15,852.98        16,604.83
9/94             15,200.19       18,597.82        15,983.03        17,028.95
     12/94       15,317.91       18,594.69        15,964.66        17,016.67
3/95             15,953.34       20,403.18        16,665.22        18,160.41
6/95             16,967.32       22,348.17        17,497.52        19,437.79
9/95             17,353.15       24,122.87        17,787.13        20,321.42
     12/95       18,218.24       25,573.97        18,412.74        21,277.24
3/96             18,421.96       26,946.35        18,259.00        21,733.94
6/96             18,538.37       28,154.35        18,373.82        22,285.96
9/96             18,878.07       29,024.73        18,699.93        22,829.85
     12/96       19,815.73       31,441.93        19,157.78        24,071.44
3/97             19,847.66       32,286.70        19,136.02        24,396.30
6/97             21,396.51       37,918.08        19,699.76        26,987.10
9/97             23,068.11       40,758.05        20,232.06        28,442.47
     12/97       23,275.03       41,928.12        20,665.26        29,170.41
3/98             24,466.34       47,772.50        20,987.26        31,701.36
6/98             24,430.78       49,358.59        21,382.74        32,573.09
9/98             23,861.79       44,460.00        22,342.92        31,189.77
     12/98       25,197.67       53,919.09        22,408.92        35,013.00

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1998

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1998

1. U.S. Treasury Obligations due through 2027
   ranging from 6.250% to 10.750%                                    47.4%
2. Dell Computer Corporation                                          1.4%
3. MCI WorldCom, Inc.                                                 0.9%
4. DaimlerChrysler AG                                                 0.9%
5. Microsoft Corporation                                              0.8%

ASSET ALLOCATION

Common Stocks                      39.8%
Commercial Paper                   12.8%
U.S. Treasury Obligations          47.4%

                                THE GCG TRUST
                             FULLY MANAGED SERIES

The Fully Managed Series (the "Series") seeks, over the long term, a high total investment return, consistent with the preservation of capital and prudent investment risk. For the year ended December 31, 1998, the Series returned 5.89%. Over the same period, the Standard & Poors 500 Index ("S&P 500") had a total return of 28.58% and the Lehman Brothers Government/ Corporate Bond Index ("Lehman Index") had a total return of 9.47%. The benchmark for this Series (60% S&P 500/ 40% Lehman Index) was 20.62% for 1998.

Our cautious investment approach was clearly in the minority as the S&P 500 advanced strongly in 1998. When equities did drop sharply for 10 weeks beginning in July, our lonely stance looked terrific. But with the powerful year-end rally, the rather humbling reality materialized.

Our assembly of asset classes of common stocks, convertible stocks, preferred stocks, bonds and cash shifted only modestly over the year. Two of our long-time top five holdings, Genentech, Inc. and Automated Data Processing, were eliminated during the year. When we initially purchased them, both had very limited risk and good potential for gain. At today's higher prices, however, we believed that the relationship of risk and reward, while still marginally favorable, no longer justified ownership. Positions established during the past six months include convertibles issued by Loews Corp., Union Pacific Corp., France Telecom, and Hilton Hotels Corp. With all four of these, we give up a portion of any future appreciation in return for contractual guarantees that should significantly limit possible losses. Most of our common stock purchases supplemented existing holdings, although we also established some new positions, including Imperial Chemical Industries, and Canadian Pacific, Ltd.

Unfortunately, although perhaps inevitably given the broad market's dynamics, this year also featured some negative contributors. Natural resources, energy, gold, or forest-related issues dominated these issues. We remain convinced that the Series' specific holdings, including Amerada Hess Corp., Mitchell Energy Development Corp., Newmont Mining Corp., and MacMillian Bloedel, Ltd. are attractively positioned, but we must recognize that our expected payoff has been tabled for the time being.

We were surprised that the economy in 1998 could be so strong while inflation stayed low and interest rates fell. We doubt this will happen again. More likely in our view is a modest economic slowing and perhaps lower interest rates and a benign but not highly positive financial market outlook.

We believe the Series is well positioned for this scenario and valuation concerns. Should stock prices fall, we would expect the Series to do better than the broad market, as in the third quarter of 1998. On the other hand, if stocks soar for an unprecedented fifth straight year, our results are likely to lag. Maintaining an investment discipline is easy when market trends flow your way, but when they don't, it can be tempting to make modifications based on recent events. However, we see no reason to overturn a strategy that has served investors well over time. We continue to believe in what we own and continue to find attractive opportunities. We believe our holdings should have good potential for gain even if the future is gloomier than anticipated.

                                                T. ROWE PRICE ASSOCIATES, INC.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                          1 YEAR                5.89%
                          5 YEAR                9.73%
                       1/24/1989 (INCEPTION)    9.02%
--------------------------------------------------------------------------------

                                                                   60% S&P 500/
                                                  Lehman           40% Lehman
                     Fully                      Government/        Government/
                     Managed        S&P 500      Corporate          Corporate
                     Series          Index       Bond Index         Bond Index
                    --------       --------     -----------        ------------
      1/24/1989     10,000.00      10,000.00     10,000.00           10,000.00
3/89                10,101.34       9,978.66     10,001.69            9,978.18
6/89                10,588.74      10,857.85     10,666.47           10,826.42
9/89                10,777.33      12,018.84     10,795.32           11,563.51
      12/89         10,390.02      12,265.82     11,159.38           11,868.75
3/90                10,228.95      11,896.83     11,142.94           11,595.74
6/90                10,733.90      12,643.47     11,500.23           12,204.29
9/90                 9,573.21      10,908.11     11,701.60           11,191.04
      12/90         10,059.73      11,884.51     12,181.45           12,013.51
3/91                11,057.77      13,607.96     12,487.73           13,179.18
6/91                10,883.69      13,575.45     12,710.37           13,235.45
9/91                11,911.89      14,299.80     13,322.70           13,962.83
      12/91         12,969.57      15,497.39     13,962.34           14,968.63
3/92                12,820.43      15,106.57     13,835.91           14,649.04
6/92                12,470.41      15,393.29     14,383.69           15,047.29
9/92                12,856.27      15,878.82     15,017.53           15,622.56
      12/92         13,777.50      16,676.48     14,964.10           16,106.96
3/93                14,110.03      17,404.26     15,557.33           16,826.28
6/93                14,276.29      17,487.68     15,893.35           17,067.96
9/93                14,985.67      17,938.05     16,252.09           17,555.68
      12/93         14,822.73      18,353.60     16,278.92           17,785.17
3/94                14,206.54      17,658.82     15,948.71           17,156.22
6/94                13,544.71      17,732.60     15,852.98           17,118.90
9/94                13,909.86      18,597.82     15,983.03           17,670.11
      12/94         13,744.97      18,594.69     15,964.66           17,692.18
3/95                14,355.86      20,403.18     16,665.22           19,102.92
6/95                15,272.19      22,348.17     17,497.52           20,715.12
9/95                16,059.30      24,122.87     17,787.13           21,919.76
      12/95         16,603.63      25,573.97     18,412.74           23,137.31
3/96                17,314.01      26,946.35     18,259.00           23,778.42
6/96                17,687.26      28,154.15     18,373.82           24,538.88
9/96                18,271.44      29,024.73     18,699.93           25,196.14
      12/96         19,320.80      31,441.93     19,157.78           26,884.30
3/97                19,346.87      32,286.70     19,136.02           27,322.01
6/97                20,898.27      37,918.08     19,699.76           30,990.09
9/97                21,903.02      40,758.05     20,232.06           32,982.83
      12/97         22,271.31      41,928.12     20,665.26           33,958.50
3/98                23,757.95      47,772.50     20,987.26           37,598.53
6/98                23,517.26      49,358.59     21,382.74           38,783.92
9/98                22,823.49      44,460.00     22,342.92           36,298.89
      12/98         23,583.99      53,919.09     22,408.92           41,986.88

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On January 1, 1995 T. Rowe Price Associates, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.


TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1998

1. Loews Corporation                                                  4.4%
2. Amerada Hess Corporation                                           4.0%
3. Tennessee Valley Authority, 5.880% due 04/01/2036                  3.0%
4. Washington Post Company, Class B                                   2.9%
5. Niagara Mohawk Power Corporation                                   2.5%

ASSET ALLOCATION

Common Stocks                           50.4%
Preferred Stocks                         5.3%
Convertible Bonds and Notes             19.9%
Government Bonds                         1.2%
U.S. Government Agency Obligations       6.5%
U.S Treasury Obligations                 4.5%
Commercial Paper                        11.2%
Certificates of Deposit                  0.6%
Corporate Note                           0.3%

                                THE GCG TRUST
                         LIMITED MATURITY BOND SERIES

The Limited Maturity Bond Series (the "Series") seeks to obtain the highest current income that is consistent with low risk to principal and liquidity. For the year ended December 31, 1998, the Series returned 6.86%. Over the same period, the Merrill Lynch 1-5 Year Corporate/Government Bond index (the "Index") had a total return of 7.68%.

The second half of 1998 proved to be tumultuous for both the equity and bond markets. The economic crisis and uncertainty in emerging markets caused the stock market to sell off dramatically in the 3rd quarter. The U.S.
Treasury bond market rallied significantly during the period as the yield on the 30-year Treasury bond (which moves in opposite direction to prices) went from a high of 5.77% at the end of July to a low of 4.72% in October reflecting an investor flight-to-quality. In response to financial strain abroad and the resulting impact on the domestic economy as well as reduced access to credit for lower-quality borrowers, the Federal Reserve Board began lowering interest rates in late September. By mid-November, after three quarter-point easings, the Federal Reserve had restored confidence to the markets and the Federal Funds Rate target stood at 4.75%.

While Treasury bonds performed nicely in 1998, spread sectors (non-Treasury bonds) experienced arguably one of their worst years. Mortgage-backed and asset-backed securities, corporate bonds and government agency securities all underperformed U.S. Treasury bonds. The Series owned more corporate, mortgage and agency securities and fewer U.S. Treasury securities than the Index, thus explaining the underperformance of the Series versus the Index. Over the long-term, owning the higher yielding corporate, mortgage and agency securities should result in outperformance versus the Index subject, however, to short-term fluctuations.

Going forward, U.S. economic growth is expected to moderate with inflation remaining subdued. Excess worldwide capacity, continued instability in emerging economies, and weaker corporate earnings are likely to impact the financial markets in 1999. The Portfolio Manager plans to continue to own spread products after careful consideration of sector and company fundamentals.

                                                ING INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998

                          1 YEAR               6.86%
                          5 YEAR               5.59%
                       1/24/1989 (INCEPTION)   6.80%
--------------------------------------------------------------------------------

                                                                 Merrill Lynch
                                                                   1-5 Year
                                  Limited Maturity                Corp./Gov't
                                     Bond Series                   Bond Index
                                 ----------------               -------------
        1/24/1989                    10,000.00                     10,000.00
3/89                                 10,021.27                     10,022.44
6/89                                 10,515.46                     10,595.81
9/89                                 10,640.34                     10,740.40
        12/89                        10,958.30                     11,068.64
3/90                                 11,012.53                     11,126.81
6/90                                 11,298.04                     11,448.40
9/90                                 11,472.86                     11,713.48
        12/90                        11,820.50                     12,138.94
3/91                                 12,054.04                     12,412.33
6/91                                 12,266.61                     12,659.96
9/91                                 12,659.69                     13,167.69
        12/91                        13,152.69                     13,720.29
3/92                                 13,073.54                     13,675.42
6/92                                 13,463.62                     14,159.05
9/92                                 13,837.09                     14,695.03
        12/92                        13,789.43                     14,665.12
3/93                                 14,148.33                     15,130.46
6/93                                 14,333.62                     15,363.97
9/93                                 14,585.09                     15,639.85
        12/93                        14,644.25                     15,711.32
3/94                                 14,492.57                     15,543.46
6/94                                 14,437.41                     15,506.07
9/94                                 14,478.78                     15,644.84
        12/94                        14,470.23                     15,624.90
3/95                                 14,919.71                     16,230.68
6/95                                 15,543.17                     16,883.00
9/95                                 15,731.66                     17,140.60
        12/95                        16,166.64                     17,649.16
3/96                                 16,137.64                     17,634.21
6/96                                 16,282.63                     17,780.46
9/96                                 16,521.47                     18,082.93
        12/96                        16,864.73                     18,464.35
3/97                                 16,897.07                     18,534.99
6/97                                 17,301.31                     18,997.01
9/97                                 17,677.89                     19,428.29
        12/97                        17,898.69                     19,786.44
3/98                                 18,251.42                     20,092.24
6/98                                 18,548.05                     20,427.96
9/98                                 19,141.31                     21,189.14
        12/98                        19,224.16                     21,306.30

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On August 13, 1996 Equitable Investment Services, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by other Portfolio Managers.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1998
1. U.S. Treasury Notes due through 2005
   ranging from 5.375% to 7.875%                                     50.7%
2. FNMA, 5.750% due 04/01/2003                                        3.5%
3. WorldCom, Inc., 9.375% due 01/15/2004                              1.7%
4. Ford Motor Credit Company, 6.550% due 09/10/2002                   1.6%
5. Boise Cascade Corporation, 9.850% due 06/15/2002                   1.5%

ASSET ALLOCATION

Corporate Bonds                         26.4%
Yankee Bond - U.S. dollar Denominated    1.0%
Collateralized Mortgage Obligations      2.0%
U.S. Government Agency Obligations      15.1%
U.S Treasury Obligations                50.7%
Commercial Paper                         4.8%

                                THE GCG TRUST
                              HARD ASSETS SERIES

The Hard Assets Series (the "Series") seeks long-term capital appreciation. For the year ended December 31, 1998, the Series returned (29.58)%. Over the same period, the Standard & Poors 500 Index ("S&P 500") had a total return of 28.57% and the Russell 2000 Index had a total return of (2.55)%.

The Series endured a difficult year in 1998 as global economic conditions, oversupplied commodity markets, and difficult real estate markets all conspired to pull hard asset markets lower. As was true in equity markets, value investments provided little support and opportunity. However, looking forward, we believe the seeds of favorable conditions in hard assets are being sown and value should be exceptional. We believe the multiple shocks that resulted in difficult conditions are priced into current valuations. As we look out, we see multiple opportunities in cheap and under-owned hard asset stocks. We expect these contrarian opportunities will be recognized over the next several years.

All hard asset markets declined in value during 1998, as difficult economic and treacherous financial conditions lead to a decline in the Series. The confluence of events which lead to the decline have not been seen in decades. In fact, policy makers called the world financial crisis that hit during 1998 the worst in 50 years. The emerging market crisis was only part of the story in hard assets as the warmest year in decades (or centuries) affected energy prices, country debt defaults and disastrous hedge fund performance altered risk spreads and financial markets, and legislative changes affected the valuation and structure of real estate securities.

Gold, the best performing major commodity in 1998, ended the year unchanged while gold shares fell 12%. Perceptions of gold bounced throughout the year between negative and positive influences. Negative influences included reduced demand from Asia, concerns of gold sales by European central banks, and lack of interest in gold as inflation protection. The positive influences included potential reinflation and gold's role as a safe-haven asset in times of turmoil. We are getting more positive on gold and believe gold is likely to trade in a higher range and surpass 1998's high of $315. Our strategy is to keep assets in both bullion and high-quality shares. Bullion represents a defensive allocation while the shares represent the traditional leveraged play on bullion.

Despite a benign interest rate environment, healthy underlying fundamentals, and attractive yields, real estate securities declined approximately 16.9% in 1998. Real estate was the largest weighting in the fund during the year, averaging approximately 33%, and the decline was a significant contributor to the negative performance of the Series. At the beginning of the year, our assumptions had been for healthy cash flow growth of approximately 15% and stable multiples. While cash flow growth came in at the 15% rate, an unexpected decline in multiples resulted in the difficult performance. We remain relatively positive on real estate going into the new year, and expect a total return of approximately 15%, arising from cash flow growth of approximately 10%, yields of 7%, and a relatively constant multiple.

                                                VAN ECK ASSOCIATES CORPORATION

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                          1 YEAR             (29.58)%
                          5 YEAR               2.48%
                       1/24/1989 (INCEPTION)   5.11%
--------------------------------------------------------------------------------

                        Hard Assets                                 Russell
                          Series           S&P 500 Index           2000 Index
                        -----------        -------------           ----------

       1/24/1989         10000.00            10000.00               10000.00
3/89                     9,810.00             9,978.66               10,310.55
6/89                     9,940.00            10,857.85               10,967.30
9/89                    10,990.00            12,018.84               11,705.80
       12/89            11,895.70            12,265.82               11,129.19
3/90                    11,324.53            11,896.83               10,879.55
6/90                    10,993.82            12,643.47               11,292.08
9/90                    10,873.12            10,908.11                8,529.61
       12/90            10,249.80            11,884.51                8,961.57
3/91                    10,628.97            13,607.96               11,626.26
6/91                    11,147.22            13,575.45               11,441.74
9/91                    10,921.52            14,299.80               12,377.79
       12/91            10,731.98            15,497.39               13,087.84
3/92                    10,392.17            15,106.57               14,068.16
6/92                    11,121.37            15,393.29               13,105.27
9/92                    10,562.93            15,878.82               13,482.53
       12/92             9,679.23            16,676.48               15,497.28
3/93                    11,176.34            17,404.26               16,159.64
6/93                    12,704.63            17,487.68               16,513.87
9/93                    11,914.49            17,938.05               17,958.01
       12/93            14,511.67            18,353.60               18,423.03
3/94                    14,323.61            17,658.82               17,932.37
6/94                    14,240.03            17,732.60               17,230.73
9/94                    16,183.28            18,597.82               18,427.84
       12/94            14,878.69            18,594.69               18,087.04
3/95                    14,889.41            20,403.18               18,922.11
6/95                    15,286.03            22,348.17               20,696.11
9/95                    16,218.63            24,122.87               22,740.03
       12/95            16,469.39            25,573.97               23,232.94
3/96                    19,075.59            26,946.35               24,418.46
6/96                    19,666.91            28,154.15               25,640.01
9/96                    20,014.33            29,024.73               25,726.84
       12/96            21,931.91            31,441.93               27,065.36
3/97                    20,948.97            32,286.70               25,936.77
6/97                    22,583.11            37,908.08               29,826.60
9/97                    26,917.48            40,758.05               34,265.70
       12/97            23,296.93            41,928.12               33,118.25
3/98                    23,312.41            47,772.50               36,448.85
6/98                    20,355.79            49,358.59               34,749.59
9/98                    16,485.86            44,460.00               27,749.02
       12/98            16,405.42            53,919.09               32,274.57

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998

1. Barrick Gold Corporation                                           3.3%
2. Aluminum Company of America                                        3.1%
3. Plum Creek Timber Company, L.P.                                    2.8%
4. Cornerstone Properties, Inc.                                       2.1%
5. Pasminco Ltd.                                                      2.0%

INDUSTRY BREAKDOWN

Oil and Gas Exploration                 13.5%
Office/Industrial                       12.0%
Gold/Mining                             10.9%
Real Estate                              9.6%
Forest Products and Paper                8.1%
Metals/Mining                            4.1%
Hotels                                   3.1%
Aluminum                                 3.1%
Oil/Gas - Equipment and Services         2.6%
Other                                   33.0%

                                THE GCG TRUST
                              REAL ESTATE SERIES

The Real Estate Series (the "Series") seeks capital appreciation and secondarily, current income. For the year ended December 31, 1998, the Series returned (13.45)%. Over the same period, the Wilshire Real Estate Securities Index had a total return of (17.63)%.

This past year, real estate securities suffered their worst year on record since 1974, stemming from several principal areas of concern. The relative under-performance of real estate securities in the first six months of the year likely had less to do with the economy than it did with several more pronounced, one-time industry related factors. Starting with the high profile merger between Starwood Lodging and ITT, the "paired share" lodging real estate investment trusts ("REITs") attracted both attention and animosity from competitors as well as Congress, which culminated in legislation which eliminated the advantage that their paired share organizational structure could provide for future acquisitions. While the financial impact of the final legislation was minimal, as it pertained to only five companies, the negative press and uncertainty surrounding the process caused many investors to seek refuge elsewhere. It is important to note that Congress has always supported the REIT industry. Consequently, we do not expect any additional legislation from Congress for the foreseeable future.

With the Asian crisis as a back-drop, mid-way through 1998 many investors began to question the velocity of demand for real property space in late 1998 and 1999, and thus pushed down the share prices of the most economically sensitive property stock sectors, such as the hotel REITs. In retrospect, the expectations for an economic slow-down appeared to be almost completely at odds with what was occurring in the "real economy," as final demand and GDP growth never missed a beat. However, the fears of a foreign-based deflationary epidemic infecting our markets fed upon themselves, until it was demonstrated by the Federal Reserve that it was more committed to keeping the economy on an even keel than to fighting the potential of inflation.

"Overbuilding" is a relative condition and even the modest amounts of new supply which were projected to come on line in 1998 and 1999 created fears of over-supply within the context of investors' fears of a slowing economy. Our in-house calculations of potential vacancy rates in a "zero absorption" worst case scenario show that even if all demand were to stop and all projected new supply were to be built within the office segment of the market, vacancy levels would likely rise only back to year-end 1996 levels. From the current standpoint, the prospects of new supply now appear much more muted as high risk capital is now much more difficult to obtain in the aftermath of the Asian crisis.

As we look forward to 1999 and beyond, it appears that 1998 may prove to have been a "bitter pill" which real estate markets had to swallow in order for conditions to remain healthy in underlying property markets for substantially more years to come. For within the tumult of the gyrating market dynamics of the past year, there have been many actions and reactions which bode well for better times ahead.

In short, we believe investors in real estate securities in 1999 should benefit from the painful experiences of the past year, and that the outlook for real estate investing improves on several different fronts.

                                                   ELL REALTY SECURITIES, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                          1 YEAR             (13.45)%
                          5 YEAR              12.26%
                       1/24/1989 (INCEPTION)   9.65%
--------------------------------------------------------------------------------

                                                       Wilshire Real Estate
                         Real Estate Series               Securities Index
                         ------------------            --------------------
      1/24/1989               10,000.00                      10,000.00
3/89                           9,980.00                      10,096.18
6/89                          10,564.30                      10,573.86
9/89                          10,835.51                      10,768.63
      12/89                    9,878.12                      10,073.74
3/90                           9,610.69                       9,573.35
6/90                           9,196.69                       9,364.08
9/90                           7,800.22                       7,031.78
      12/90                    7,825.64                       6,703.48
3/91                           9,659.84                       8,482.17
6/91                           9,618.44                       8,122.66
9/91                           9,905.41                       7,899.58
      12/91                   10,491.35                       8,046.29
3/92                          10,626.16                       8,221.03
6/92                          10,716.57                       7,872.58
9/92                          11,378.33                       8,113.39
      12/92                   11,946.65                       8,677.65
3/93                          14,297.01                      10,382.81
6/93                          13,761.17                       9,892.91
9/93                          14,978.98                      10,772.51
      12/93                   14,009.61                      10,000.27
3/94                          14,586.03                      10,225.15
6/94                          14,661.22                      10,346.81
9/94                          14,510.84                      10,090.28
      12/94                   14,897.80                      10,164.55
3/95                          14,739.45                      10,202.95
6/95                          15,544.38                      10,646.86
9/95                          16,481.27                      11,151.74
      12/95                   17,368.66                      11,551.69
3/96                          17,616.20                      12,039.72
6/96                          18,565.08                      12,610.86
9/96                          19,703.97                      13,355.56
      12/96                   23,499.39                      15,811.18
3/97                          24,028.79                      16,101.46
6/97                          25,028.77                      16,841.57
9/97                          28,409.79                      18,969.45
      12/97                   28,854.04                      18,941.51
3/98                          28,506.59                      18,798.58
6/98                          27,669.56                      17,936.08
9/98                          25,142.66                      15,791.29
      12/98                   24,973.33                      15,602.77

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On January 1, 1995, Ell Realty Securities, Inc. became Portfolio Manager for the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998

1. Equity Office Properties Trust                                     5.1%
2. Kimco Realty Corporation                                           4.9%
3. Simon Property Group, Inc.                                         4.9%
4. Vornado Realty Trust                                               3.7%
5. General Growth Properties, Inc.                                    3.6%

INDUSTRY BREAKDOWN

Office/Industrial                       33.2%
Apartments                              15.5%
Shopping Centers                        13.5%
Regional Malls                          13.5%
Manufactured Housing                     7.7%
Hotels & Motels                          6.3%
Restaurants                              3.2%
Self Storage                             1.7%
Health Care Real Estate                  1.7%
Other                                    3.7%

                                THE GCG TRUST
                              ALL-GROWTH SERIES

The All-Growth Series (the "Series") seeks capital appreciation. For the year ended December 31, 1998, the Series returned 9.52%. Over the same period, the Russell Midcap Index had a total return of 10.09%.

The major factors which lead to the slight underperformance included a modest overweight in energy stocks relative to the benchmark throughout the year as well as the continued strength of market cap-weighted indexes relative to equally weighted benchmarks. As an example of the latter, an equally weighted return for the Russell Mid-Cap Index was 6.9%, about two-thirds of the market cap-weighted return. This same phenomenon occurred among large cap stocks as well.

As 1998 came to an end, many of the problems that had appeared so threatening earlier in the year lost their intensity. Investors became less concerned with the "Asian contagion" and the threat of global economic problems. Thanks to the Federal Reserve's three rate cuts, strong employment data and an ever-spending consumer, the fear of a U.S. recession subsided. The year ended on a positive note, with the Conference Board reporting that the index of leading economic indicators rose 0.6% in November, the largest one-month rise in almost two years. During the earlier part of the year, the market often reacted strongly and negatively to major news stories. During the latter part of the year, the markets seemed to focus on good news and ignore bad news. Amazingly, the markets seemed to shrug off the bombing of Iraq and the impeachment of the President. Persistent rumors of the possible resignation of Treasury Secretary Robert Rubin and the announcement of several large mergers/ acquisitions appeared to elicit more response from the market.

The Series remains overweighted in service and technology stocks which represent 21% and 39% of the Series respectively. Underweighted sectors include financials, basic industry and capital goods stocks. Among the different sectors of the market, by far the weakest were the energy and finance sectors. The former being affected by weak commodity prices for oil and gas as the international economic slowdown put a drag on demand. Financials were hurt by a global liquidity scare that impacted companies that rely on securitizations for ongoing access to capital. Technology was strong throughout the year with software and services performing well the first three quarters of 1998 followed by a rapid rebound in hardware companies in the 4th quarter, including semiconductors, peripherals and semiconductor capital equipment.

Looking ahead, we are optimistic that the market will more fairly reward companies that are able to achieve analysts' earnings expectations. It seems to us that in an economic environment characterized by a more difficult and slower setting for earnings, smaller, niche-oriented companies should be more sought after by investors.

In our opinion, investor confidence in small and mid-cap growth stocks needs the backdrop of a strong market. A strong market needs reasonably good earnings, stable inflation and interest rates, and a stable attitude on the part of investors about the appropriate risk premium to assign to various parts of the market. Because it is impossible to predict these variables with any certainty, we continue to pursue a strategy investing in the best mid-sized growth companies that we can find.

                                             PILGRIM BAXTER & ASSOCIATES, LTD.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                          1 YEAR               9.52%
                          5 YEAR               4.72%
                       1/24/1989 (INCEPTION)   5.93%
--------------------------------------------------------------------------------

                             All-Growth Series             Russell Midcap Index*
                             -----------------             ---------------------
        1/24/1989                10,000.00                       10,000.00
3/89                             10,083.58                       10,140.21
6/89                             10,623.14                       11,067.13
9/89                             11,337.89                       12,122.20
        12/89                    10,720.38                       11,914.36
3/90                              9,929.67                       11,453.21
6/90                             10,801.55                       11,876.83
9/90                              9,442.04                        9,521.87
        12/90                     9,932.89                       10,544.57
3/91                             11,365.69                       12,703.58
6/91                             10,686.44                       12,769.73
9/91                             11,984.67                       13,715.79
        12/91                    13,556.58                       14,921.84
3/92                             12,864.94                       15,154.22
6/92                             12,328.81                       15,122.07
9/92                             12,362.47                       15,710.72
        12/92                    13,205.21                       17,360.13
3/93                             12,902.24                       18,303.83
6/93                             13,006.71                       18,592.45
9/93                             14,061.87                       19,587.59
        12/93                    14,070.96                       19,842.81
3/94                             13,504.77                       19,256.17
6/94                             12,540.14                       18,839.76
9/94                             13,200.70                       19,911.36
        12/94                    12,554.40                       19,427.59
3/95                             13,496.51                       21,449.66
6/95                             14,046.96                       23,244.44
9/95                             15,211.36                       25,305.44
        12/95                    15,368.54                       26,121.25
3/96                             16,260.76                       27,693.33
6/96                             15,558.13                       28,473.81
9/96                             14,666.46                       29,365.68
        12/96                    15,280.98                       31,084.19
3/97                             13,477.84                       30,829.67
6/97                             15,885.83                       35,011.93
9/97                             17,474.91                       39,662.16
        12/97                    16,177.32                       40,101.83
3/98                             17,657.60                       44,434.95
6/98                             17,833.82                       43,765.07
9/98                             14,074.39                       37,277.08
        12/98                    17,717.73                       44,150.08

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

 * On February 3, 1997 Pilgrim Baxter & Associates, Ltd. became Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998

1. Total Renal Care Holdings, Inc.                                    2.8%
2. Altera Corporation                                                 2.8%
3. Qwest Communications International, Inc.                           2.8%
4. Cardinal Health, Inc.                                              2.8%
5. Abercrombie & Fitch Company, Class A                               2.8%

INDUSTRY BREAKDOWN

Computer Industry                       17.7%
Telecommunications                      12.2%
Services                                10.8%
Semiconductors                           9.6%
Retail                                   8.3%
Medical - Hospital Mgt. and Services     6.3%
Electronics                              4.6%
Manufacturing                            3.9%
Other                                   26.6%

                                THE GCG TRUST
                         CAPITAL APPRECIATION SERIES

The Capital Appreciation Series (the "Series") seeks to generate long-term capital growth. For the year ended December 31, 1998, the Series returned 12.68%. Over the same period, the Standard & Poors 500 Index ("S&P 500") had a total return of 28.58%.

At the beginning of 1998, with the S&P 500 having doubled in the prior three year period, valuations were high, earnings were likely to slow and the pace of the market's advance was considered unsustainable. For an unprecedented fourth year in a row, the S&P 500 racked up a gain in excess of 20%.

The liquidity phenomenon was evident in the continued leadership of a narrow list of big well known stocks; about twelve stocks accounted for half of the full year's gain in the S&P 500. If the S&P 500 were calculated with all stocks weighted equally (important, because this reflects the way most portfolios are actually diversified to spread risk), the full year gain for the S&P would have been cut in half. This is because almost half of the stocks in the S&P 500 were down for the year.

With the market propelled largely by relative valuation and momentum, well known large-cap growth issues, perceived to have stable earnings, led the way. Technology, health care, entertainment/cable and retailers were areas that significantly outperformed.

However, a concentration in special situations in the commodities and basic industrial areas was not enough to avoid overwhelming deflationary psychology, even if the fundamentals of the companies were on track to navigate through the negative trends. As a result, these stocks have yet to work out. Our consolidation thesis in the energy sector was borne out, most notably with the Exxon/Mobil deal, but other asset value plays such as Anadarko Petroleum Corp. and Unocal Corp. continued to decline. The late summer turmoil in the capital markets continues even now to haunt most financial services companies. Mortgage insurers and REITs fell victim to perceptions caused by the collapse of the high yield market. Citigroup and BankAmerica Corp. were dealing with merger related items while credit sensitive issues such as Household International, Inc., US Bancorp and National City Corp. were having the sustainability of earnings growth questioned. Our picks in this area continue to be driven by an assessment of management skills likely to take advantage of, rather than be victim to, any problems that may be brewing. Simply put, our diversified portfolio clearly showed the performance disparity between consumer/technology driven issues on the growth side and mature industries on the value side.

We are maintaining a style balance between growth and value basically in line with that of the overall market. As the market moves to higher levels, we are monitoring industry exposure and overall portfolio characteristics to ensure that unanticipated risk does not creep into the Series; this implies a shift towards the value side.

We continue to construct our portfolios on two fronts: issues where the market's implied growth valuation is materially less than our specific company forecast, and, situations where the market is significantly undervaluing the intrinsic asset value of a company to a rational buyer. Notwithstanding the extreme valuation of a small segment of the market, there are many opportunities for investors in names that have been oversold or ignored.

                                                            INVESCO (NY), INC.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                          1 YEAR              12.68%
                          5 YEAR              17.48%
                       5/4/1992 (INCEPTION)   16.00%
--------------------------------------------------------------------------------

                      Capital Appreciation Series                 S&P 500 Index
                      ---------------------------                 -------------
       5/4/1992                10,000.00                            10,000.00
6/92                            9,911.10                             9,899.45
9/92                           10,255.99                            10,211.70
       12/92                   11,086.81                            10,724.68
3/93                           11,661.31                            11,192.72
6/93                           11,419.42                            11,246.36
9/93                           11,903.20                            11,535.99
       12/93                   12,007.82                            11,803.24
3/94                           11,568.76                            11,356.42
6/94                           11,609.60                            11,403.87
9/94                           11,997.61                            11,960.29
       12/94                   11,816.68                            11,958.28
3/95                           12,660.73                            13,121.32
6/95                           13,806.97                            14,372.15
9/95                           15,026.15                            15,513.46
       12/95                   15,380.73                            16,446.66
3/96                           16,325.66                            17,329.24
6/96                           16,860.74                            18,105.98
9/96                           17,608.85                            18,665.85
       12/96                   18,496.57                            20,220.36
3/97                           18,214.09                            20,763.63
6/97                           21,309.13                            24,385.18
9/97                           23,576.25                            26,211.57
       12/97                   23,852.04                            26,964.04
3/98                           26,325.09                            30,722.57
6/98                           26,676.45                            31,742.59
9/98                           23,176.35                            28,592.30
       12/98                   26,875.64                            34,675.46

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998
1. International Business Machines Corporation                        3.1%
2. Avon Products, Inc.                                                2.8%
3. Schering-Plough Corporation                                        2.6%
4. Allstate Corporation                                               2.6%
5. Gillette Company                                                   2.6%

INDUSTRY BREAKDOWN

Computer Industry                       10.3%
Pharmaceuticals                          8.2%
Financial Services                       8.1%
Retail                                   7.5%
Oil and Gas                              6.7%
Banks                                    5.5%
Consumer Products                        5.3%
Telecommunications                       4.8%
Utilities                                4.4%
Other                                   39.2%

                                THE GCG TRUST
                           RISING DIVIDENDS SERIES

The Rising Dividends Series (the "Series") seeks capital appreciation and, secondarily, dividend income. For the year ended December 31, 1998, the Series returned 14.13%. Over the same period, the Standard & Poors 500 Index ("S&P 500") had a total return of 28.58%.

For the second half of the year, the Series' largest weightings were in the consumer staples, financial, and technology sectors. The series' strongest relative performance was in the technology sector, where holdings in names such as Intel Corp. and Electronic Data Systems Corp. provided solid returns. Both companies have continued to announce positive news in 1999.

Amidst the turmoil caused by uncertainty in some international markets and well-documented domestic political events, we discussed the importance of taking a long-term approach to investing. Since then, investors have regained confidence in the market as fourth quarter stocks rose. At this time, we would emphasize the following:

We encourage you not to spend time worrying about the "market", because your equity portfolio is not the market. Rather, your portfolio consists of issues we believe are the highest quality companies in the world, selected for their strong competitive position in their respective industries, strong earnings growth, solid balance sheets, and a commitment to sharing their growing cash flows with shareholders. Our research work has led us to believe that, in both bull and bear environments, these businesses are sound and their management teams are excellent stewards of our capital.

We spend our time continually evaluating both macroeconomic and microeconomic factors in relation to the companies we own. For example, we forecast the impact of recession or increased competition for each major business division within each company. We monitor our price limit on each stock for both relative and absolute valuation and the attractiveness of alternative investments in each economic sector.

We remain optimistic about the future for your portfolio. We will proceed with appropriate caution, mindful of world events that may impact investors. We encourage a long-term perspective and use short-term periods of distress as an opportunity to add to equities.

                                    KAYNE ANDERSON INVESTMENT MANAGEMENT, LLC.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                          1 YEAR                 14.13%
                          5 YEAR                 18.70%
                        10/14/1993 (INCEPTION)   18.47%
--------------------------------------------------------------------------------

                         Rising Dividends Series                  S&P 500 Index
                         -----------------------                  -------------
         10/4/1993               10,000.00                          10,000.00
         12/93                   10,314.10                          10,231.66
3/94                              9,973.63                           9,844.34
6/94                             10,073.77                           9,885.47
9/94                             10,494.35                          10,367.81
         12/94                   10,374.98                          10,366.06
3/95                             11,126.21                          11,374.25
6/95                             11,664.24                          12,458.53
9/95                             12,516.98                          13,447.87
         12/95                   13,597.88                          14,256.82
3/96                             14,446.47                          15,021.89
6/96                             14,957.67                          15,695.21
9/96                             15,503.43                          16,180.53
         12/96                   16,405.67                          17,528.06
3/97                             16,758.48                          17,999.00
6/97                             19,456.44                          21,138.34
9/97                             20,258.14                          22,721.55
         12/97                   21,298.24                          23,373.83
3/98                             24,018.98                          26,631.92
6/98                             24,348.44                          27,516.13
9/98                             20,724.34                          24,785.29
         12/98                   24,308.58                          30,058.49

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998
1. Intel Corporation                                                  4.3%
2. Royal Dutch Petroleum                                              4.2%
3. Hewlett Packard Company                                            4.2%
4. Johnson & Johnson                                                  4.1%
5. Wells Fargo Company                                                4.1%

INDUSTRY BREAKDOWN

Financial Services                      10.4%
Petroleum                                8.8%
Pharmaceuticals                          7.8%
Data Services                            7.5%
Food                                     7.5%
Consumer Products                        7.4%
Technology                               6.8%
Computers and Office Equipment           4.2%
Banks                                    4.1%
Other                                   35.5%

                                THE GCG TRUST
                           EMERGING MARKETS SERIES

The Emerging Markets Series (the "Series") seeks long-term capital appreciation. For the year ended December 31, 1998, the Series returned (24.09)%. Over the same period, the Morgan Stanley Capital International Emerging Markets Free Index (the "Index") had a total return of (25.34)%.

Clearly, it was a dismal period for emerging-market investments. Nevertheless, as always, we focused on longer-term strategic investing to seek potential capital appreciation in emerging markets through both country and stock selection.

As 1997 ended, it appeared that a turnaround might be forthcoming. However, economic turmoil in Asia, Latin America, and Eastern Europe destabilized global markets and pushed emerging markets sharply lower. In particular, economic woes in Asia restrained performance through the first six months of 1998. The collapse of the Russian economy in August further ravaged emerging markets, especially those in Latin America. The third quarter of 1998 showed minor improvement, with Hong Kong and Thailand gaining some ground. Emerging markets rallied in October and November as global interest rates trended lower and Pacific Basin markets stabilized. In December, however, emerging markets paused amid economic woes in Latin America, especially Brazil.

Against this backdrop, we added value by maintaining a limited exposure to Russia, which severely underperformed, throughout the period. In fact, during the third quarter of 1998, we virtually eliminated holdings in the country. Exposure to South Korea late in the year was an important contributor to performance. Other tactical moves that enhanced returns included a technology exposure in Taiwan, positive stock selection in Brazil, and an overweight position in Mexico early in 1998.

Going forward, emerging markets will likely remain volatile. In particular, problems in Brazil threaten Latin America. Yet, there is cause for optimism amid indications that price declines are already overdone and that worldwide panic selling has created significant opportunities. We have already identified stocks in Latin America, Europe, and Asia that are deemed undervalued due to market corrections. In addition, global policy makers are putting forth more of an effort to help with the worldwide crisis and we believe their efforts will likely calm some of the more mature markets, allowing for a domino effect recovery.

                                            PUTNAM INVESTMENT MANAGEMENT, INC.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                          1 YEAR                (24.09)%
                          5 YEAR                (10.86)%
                        10/4/1993 (INCEPTION)    (6.58)%
--------------------------------------------------------------------------------

                                                               Morgan Stanley
                              Emerging Markets                Emerging Markets
                                   Series                        Free Index
         10/4/1993                10000.00                        10000.00
         ---------            ----------------                -----------------
         12/93                   12,440.00                        13,260.33
3/94                             11,050.00                        12,061.43
6/94                             10,450.00                        11,887.82
9/94                             12,820.00                        14,355.46
         12/94                   10,552.20                        12,290.32
3/95                              8,866.78                        10,768.95
6/95                              9,808.94                        11,885.72
9/95                              9,841.78                        11,809.94
         12/95                    9,485.80                        11,650.07
3/96                              9,883.66                        12,375.43
6/96                             10,469.97                        12,892.77
9/96                             10,354.80                        12,425.80
         12/96                   10,176.81                        12,352.68
3/97                             10,899.24                        13,398.89
6/97                             11,935.77                        14,545.61
9/97                             11,277.11                        13,241.19
         12/97                    9,222.92                        10,921.61
3/98                              9,851.75                        11,597.94
6/98                              7,829.00                         8,861.10
9/98                              5,994.90                         6,910.97
         12/98                    7,001.03                         8,154.10

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 3, 1997 Putnam Investment Management, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998
1. Samsung Electronics Company Ltd.                                   2.5%
2. Telefonos de Mexico S.A., ADR                                      2.4%
3. National Bank of Greece, S.A.                                      2.4%
4. Korea Electric Power Corporation                                   2.4%
5. Y.P.F. S.A., ADR                                                   1.9%

ASSET DISTRIBUTION BY REGION

Latin America Countries                 31.2%
Pacific Rim Countries                   37.7%
Eastern Europe                          10.4%
Middle East                              3.0%
South Africa                             3.1%
Western Europe                          11.0%
United States                            3.6%

                                THE GCG TRUST
                             VALUE EQUITY SERIES

The Value Equity Series (the "Series") seeks to achieve capital appreciation and, secondarily, dividend income. The Series had a total return of 1.55% for the year ended December 31, 1998. Over the same time period, the Standard & Poors 500 Index ("S&P 500") had a total return of 28.58%.

The Series employs a "deep value" investment style focusing on companies whose stock has temporarily fallen out of favor. The stocks of such companies are typically priced at a discount to their estimated intrinsic value and have a low price/earnings ratio, low price/book ratio, high dividend yield and low price volatility.

The global economic and political uncertainty that prevailed throughout the year made it a very difficult year for value investing. The flight to quality that occurred in the third quarter -- resulting from the political and economic turmoil in Asia and Russia - was particularly devastating to every class of security other than U.S. Treasuries and a handful of the largest, most liquid U.S. growth stocks.

In response to this uncertainty, the Series tended to be defensively positioned for much of the year with concentrations in sectors such as the utilities, telephone companies, tobacco and healthcare. Companies in these sectors tend to be larger, less cyclical companies with more of a domestic focus. While this strategy benefited performance in the difficult months of August and September, it was a drag on performance for much of the remainder of the year. An under weighting in the technology and drug sectors also had a negative impact on the performance of the Series.

Going back in history thirty or forty years, one sees that the annualized performance of growth and value stocks has been pretty similar. Yet a comparison of the S&P Barra Growth Index and the S&P Barra Value Index reveals that growth stocks have outperformed value stocks for each of the past five years. If history is any indication, we believe it is unlikely that the relative under performance of value stocks will continue indefinitely.

As of the end of the year, we believe that the Series, with its low price/ earnings ratio (15.7 vs. 25.9 for the S&P 500) and its high projected three-year growth rate (12% vs. 5% for the S&P 500), is well positioned to capitalize once value investing does finally come back in style.

                                                  EAGLE ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                          1 YEAR                  1.55%
                        1/3/1995 (INCEPTION)     17.96%
--------------------------------------------------------------------------------

                          Value Equity                                Russell
                             Series          S&P 500 Index         Midcap Index*
      1/31/1995            10000.00             10000.00             10000.00
      ---------          ------------        -------------          ------------
3/95                      10,630.00             10,972.59            11,040.82
6/95                      11,690.00             12,018.58            11,964.65
9/95                      12,570.00             12,972.99            13,025.51
          12/95           13,521.49             13,753.37            13,445.44
3/96                      13,952.37             14,491.42            14,254.64
6/96                      13,685.64             15,140.96            14,656.38
9/96                      13,863.40             15,609.15            15,115.45
          12/96           14,957.76             16,909.09            16,000.02
3/97                      15,237.14             17,363.40            15,869.01
6/97                      17,708.61             20,391.89            18,021.75
9/97                      19,358.68             21,919.19            20,415.38
          12/97           19,038.34             22,548.44            20,641.69
3/98                      20,702.57             25,691.47            22,872.08
6/98                      19,156.37             26,544.45            22,527.28
9/98                      16,477.07             23,910.05            19,187.70
          12/98           19,333.99             28,997.04            22,725.46

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998
1. Raytheon Company, Class B                                          4.1%
2. Waste Management, Inc.                                             4.0%
3. Aetna, Inc.                                                        3.8%
4. Philips Electronics N.V.                                           3.8%
5. SLM Holding Corporation                                            3.7%

INDUSTRY BREAKDOWN

Tobacco                                 12.4%
Oil and Gas                             11.5%
Financial Services                       8.4%
Health Care                              7.1%
Computer Industry                        5.9%
Electronics                              5.7%
Insurance                                4.9%
Retail                                   4.7%
Telecommunications                       4.4%
Other                                   35.0%

                                THE GCG TRUST
                           STRATEGIC EQUITY SERIES

The Strategic Equity Series (the "Series") seeks to achieve capital appreciation. The Series had a total return of 0.84% for the year ended December 31, 1998. Over the same time period, the Russell Midcap Index and the Russell 2000 Index had a total returns of 10.09% and (2.55)%, respectively.

We maintained a significant exposure to stocks throughout the year. We began the year fully invested, though we scaled back our market exposure to about 90% during the first six months. Long-term interest rates had risen slightly earlier in the year, and we had concerns about the problems involving President Clinton. At the market top in mid-July, we were about 85% invested, reflecting attractive fundamentals such as declining inflation, stable interest rates, and modestly declining, but still solid, corporate earnings. As momentum deteriorated through the summer, and the economic/political problems in Russia surfaced, we systematically cut back exposure, reaching a low of 67% in early September. Once the Federal Reserve moved to relieve the global financial strains brought on by the Pacific Rim crises and the Russian default, we started increasing exposure. When the Fed cut rates a second time in less than a month - an event with extremely bullish historical tendencies - we increased exposure more rapidly, reaching a peak equity allocation of 90% by late October.

We ended the year 87% invested. We would have been better off with a bigger cash position at the market peak, but our models were suggesting that the ingredients for a major bear market were not there. Given that the S&P 500 Index, the Dow Jones Industrial Average and the NASDAQ rallied back to new all-time highs within approximately six weeks of the summer's bottom, it appears that the models kept us in gear with the prevailing bull market trend.

1998 was a very tough year for our stock selection approach. Our approach in this Series is to buy two types of stocks: those with above-average dividend yields selling at relatively attractive prices and those with above-average earnings growth selling at relatively attractive prices. Our research has found that a balance of these types of stocks has provided attractive risk-adjusted returns over the long run. By contrast, the key in 1998 was to buy a relatively concentrated group of very big, very low-yielding and very high P/E stocks.

                                                          ZWEIG ADVISORS, INC.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                          1 YEAR                  0.84%
                       10/2/1995 (INCEPTION)     13.02%
--------------------------------------------------------------------------------

                      Strategic Equity           Russell               Russell
                           Series              Midcap Index           2000 Index
                      ----------------         ------------           ----------
       10/2/1995          10,000.00              10,000.00            10,000.00
       12/95              10,033.42              10,322.38            10,216.76
3/96                      10,594.73              10,943.63            10,738.10
6/96                      11,146.01              11,252.05            11,275.28
9/96                      11,299.10              11,604.49            11,313.47
       12/96              11,979.15              12,283.60            11,902.08
3/97                      11,907.36              12,183.02            11,286.59
6/97                      12,871.43              13,835.73            13,116.35
9/97                      14,447.52              15,673.37            15,068.46
       12/97              14,752.92              15,847.12            14,563.86
3/98                      16,192.50              17,559.44            16,028.51
6/98                      15,727.07              17,294.73            15,281.25
9/98                      12,902.04              14,730.86            12,202.72
       12/98              14,876.95              17,446.87            14,192.85

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998
1. Energy East Corporation                                            1.5%
2. Ford Motor Company                                                 1.3%
3. Lafarge Corporation                                                1.2%
4. The TJX Companies, Inc.                                            1.1%
5. GPU, Inc.                                                          1.0%

INDUSTRY BREAKDOWN

Utilities                               14.2%
Computer Industry                        5.8%
Auto Related                             4.7%
Real Estate Investment Trusts            3.9%
Insurance                                3.6%
Retail                                   3.6%
Manufacturing                            3.5%
Transportation                           3.5%
Homebuilding and Land Development        3.2%
Other                                   54.0%

                                THE GCG TRUST
                               SMALL CAP SERIES

The Small Cap Series (the "Series") seeks long-term capital appreciation. The Series had a total return of 20.98% for the year ended December 31, 1998. Over the same time period, the Russell 2000 Index had a total return of (2.55)%.

1998 will be remembered as one of the most volatile years in the stock market in recent memory. From January to mid-July, stocks surged as investors shrugged off the impact of the Asian crisis and flooded money into U.S. equity mutual funds. As interest rates remained stable and inflation low, investors could justify higher multiples. During late July, incidents of international economic instability and domestic political controversy heightened investor uncertainty and a dramatic sell off resulted. As measured by the S&P 500 Index, the historically placid month of August marked the biggest monthly percentage drop since October of 1987.

During the fourth quarter, several events occurred that would be expected to increase this uncertainty. History was made when William Jefferson Clinton became the first American president to be impeached in over 130 years. Saddam Hussein's continued resistance to United Nations weapon inspections prompted the most sustained military assault since the Gulf War. Multi-national companies and industry leaders such as Boeing, Merck and Coca-Cola all pre-announced lower than expected earnings.

Despite the negative implications of these events, the fourth quarter proved to be highly lucrative for investors in the U.S. equity market. The stock market rally was prompted by three consecutive rate cuts by the Federal Reserve including a rare intra-meeting cut in October. Leadership was established by the technology sector as Intel, Microsoft and Apple all reported better than expected third quarter earnings.

Although stock market returns were much more volatile than in recent years, one thing that remained constant was the weak performance of small cap stocks relative to large caps. In an uncertain market, investors once again placed a premium on liquidity, stability and size.

The Series was able to realize strong relative performance for several reasons. First, energy and utilities stocks proved disappointing for investors and the Series had minimal exposure to those sectors. Throughout 1998, the Series was heavily weighted in retailing stocks, ending the year with a 19.8% position. Performance was augmented by many of the holdings in that sector. Specifically, Linens N Things, Family Dollar Stores and Bed Bath & Beyond were held in the Series throughout the year and all appreciated over 50% during the year. The impressive relative performance versus the Index in 1998 cannot be attributed to any specific time period but stands as the net result of four consecutive quarters of index-beating results.

In conclusion, although small and mid cap stocks have dramatically underperformed large caps over the last three years, we see tremendous potential in the small stocks we own given their rapid earnings growth rates and attractive relative valuations. Additionally, as multinational companies are negatively impacted by events in Brazil and Japan, small cap stocks tend to be significantly more parochial and will benefit from a favorable U.S economy. We contend that although 1998 was a year in which only a small percentage of very large companies performed well, 1999 should be a favorable year market wide.

                                                   FRED ALGER MANAGEMENT, INC.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                          1 YEAR                  20.98%
                        1/3/1996 (INCEPTION)      17.07%
--------------------------------------------------------------------------------

                            Small Cap Series            Russell 2000 Index
                            ----------------            ------------------
          1/3/1996              10,000.00                    10,000.00
3/96                            11,170.00                    10,510.28
6/96                            11,880.00                    11,036.06
9/96                            12,120.00                    11,073.44
          12/96                 12,010.00                    11,649.57
3/97                            10,300.00                    11,047.14
6/97                            12,070.00                    12,838.07
9/97                            14,190.00                    14,748.76
          12/97                 13,250.00                    14,254.88
3/98                            15,090.00                    15,688.44
6/98                            15,520.00                    14,957.04
9/98                            12,490.00                    11,943.83
          12/98                 16,030.00                    13,891.73

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998
1. Amazon.com, Inc.                                                   4.8%
2. Medimmune, Inc.                                                    3.3%
3. Bergen Brunswig Corporation                                        3.1%
4. ALZA Corporation                                                   2.8%
5. Office Depot, Inc.                                                 2.7%

INDUSTRY BREAKDOWN

Retail                                  22.2%
Computer Software & Services            10.9%
Pharmaceuticals                          8.2%
Financial Services                       4.3%
Medical Supplies                         3.9%
Medical Services                         3.7%
Health Maintenance                       3.5%
BioTechnology                            3.5%
Food-Retail                              3.3%
Other                                   36.5%

                                THE GCG TRUST
                            MANAGED GLOBAL SERIES

The Managed Global Series (the "Series") seeks capital appreciation. The Series had a total return of 29.31% for the year ended December 31, 1998. Over the same time period, the Morgan Stanley Capital International All Country World Free Index had a return of 21.97%.

Global equities enjoyed robust returns in 1998 after a powerful fourth-quarter rally recovered equally dramatic losses that occurred one quarter earlier. Indeed, the year was marked by extreme volatility as markets moved from record declines to record gains in amazingly short order. This volatility was due in part to the destabilization of world markets that resulted from the economic turmoil in Asia, Latin America, and Eastern Europe.

U.S. and European markets demonstrated unparalleled vitality for much of the 12-month period. U.S. growth was spurred by modest inflation and a spate of mega-mergers while Europe benefited from falling interest rates in advance of European Economic and Monetary Union and widespread corporate restructuring. In contrast, Asia's financial troubles were pervasive for most of the year, with Japan, Hong Kong, South Korea, Singapore, and Malaysia battered by harsh recessions.

We were overweighted in the European markets throughout the year. In particular, the Series' performance was helped by exposure to European financial and telecom stocks, especially during the first half of 1998. During the same six-month period, the Series benefited from cable, software, telecom, and consumer staples stock selection in the United States. However, many of these moves restrained the Series during the volatile third quarter, when the MSCI All-Country Free Index plummeted 12.3%. Financial and telecom stocks were especially hard hit. Underweighting oil and energy stocks, which staged a mild recovery, further hindered performance. The Series finished the year on a high note, with an advance of 22.1% in the fourth quarter, amid strong gains in U.S. technology and telecom-related holdings.

It was a difficult year for emerging-market investments, and we were underweighted in these stocks for most of the year, a strategic move that enhanced the Series returns. We had limited, if any, exposure in Russia, Malaysia, Indonesia, and South Africa.

Looking ahead, we believe that Europe's long-term fundamentals remain solid and offer attractive investment opportunities. Although we have lowered our estimates for growth in Europe in 1999 to about 2%, they still remain attractive in a global context. The situation appears to have stabilized in Asia; however, we believe the recovery will be a slow, difficult process. As a result, we remain cautious toward Pacific Basin investments. We believe that the United States has the highest-quality growth companies operating in a stable environment in which the government has both fiscal and monetary levers to alleviate a slowdown. As global deflationary pressures continue into 1999, we are focusing at a stock selection level on companies that are still able to exert pricing power.

                                            PUTNAM INVESTMENT MANAGEMENT, INC.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                          1 YEAR                  29.31%
                          5 YEAR                   8.84%
                      10/21/1992 (INCEPTION)       8.12%
--------------------------------------------------------------------------------

                                                                 Morgan Stanley
                                                                   All Country
                               Managed Global Series            World Free Index
                               ---------------------            ----------------
          10/21/1992                 10,000.00                     10,000.00
          12/92                      10,010.00                     10,262.60
3/93                                 10,220.00                     11,146.48
6/93                                  9,900.00                     11,849.19
9/93                                 10,350.00                     12,456.54
          12/93                      10,620.00                     12,815.96
3/94                                  9,870.00                     12,862.91
6/94                                  9,610.00                     13,226.73
9/94                                  9,980.00                     13,671.97
          12/94                       9,270.00                     13,459.99
3/95                                  8,790.00                     13,937.51
6/95                                  8,990.00                     14,607.21
9/95                                  9,720.00                     15,390.60
          12/95                       9,960.00                     16,079.37
3/96                                 10,360.00                     16,759.34
6/96                                 10,970.00                     17,280.86
9/96                                 10,760.00                     17,462.33
          12/96                      11,181.63                     18,201.94
3/97                                 11,191.68                     18,384.36
6/97                                 12,678.54                     21,135.92
9/97                                 13,340.53                     21,637.13
          12/97                      12,542.50                     20,931.34
3/98                                 14,424.97                     23,830.78
6/98                                 15,136.37                     24,022.88
9/98                                 13,264.84                     21,075.04
          12/98                      16,219.06                     25,529.08

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* On March 3, 1997 Putnam Investment Management, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998
1. Microsoft Corporation                                              1.8%
2. Tyco International Ltd.                                            1.6%
3. Wal-Mart Stores, Inc.                                              1.6%
4. Lucent Technologies, Inc.                                          1.5%
5. Oy Nokia AB, Class A                                               1.3%

ASSET DISTRIBUTION BY COUNTRY

United States                           50.7%
France                                   8.0%
Japan                                    7.9%
Great Britain                            7.7%
Netherlands                              5.4%
Italy                                    5.0%
Germany                                  2.6%
Australia                                2.0%
Ireland                                  1.9%
Other                                    8.8%

                                THE GCG TRUST
                         GROWTH OPPORTUNITIES SERIES

The Growth Opportunities Series (the "Series") seeks to achieve capital appreciation. During the period of inception through December 31, 1998, the Series had a total return of (2.28)%. Over the same time period, the Standard & Poors 500 Index ("S&P 500") and the Russell Midcap Index had returns of 18.64% and 4.07%, respectively.

Although the Series enjoyed strong performance over the final three months of the year, it was not enough to offset its third-quarter loss. The narrowness of the U.S. market in both the third and fourth quarters did not favor the Fund's strategy. Our investment approach considers not only expected growth potential but also attractive valuations. We continued to focus on this disciplined approach, seeking companies in the midst of positive fundamental change, with both improving earnings growth and reasonable valuations. This resulted in a portfolio that was concentrated in more cycle-sensitive and smaller-cap names than the benchmark. Over the second half of the year, the market's large-cap stocks outperformed midsize stocks. This was true during the steep third-quarter market correction, when small and mid-sized stocks lost value disproportionately to large-caps. In the fourth quarter, the outperformance of a relatively small number of large-cap and Internet stocks masked much weaker returns in small-caps and cyclicals. In fact, the stocks of just seven companies--including Microsoft, Intel, Dell and Cisco--accounted for 77% of market gains in 1998.

At the end of the year, the Series remained fully invested and well diversified across a broad spectrum of industries. Bearing in mind that we follow a bottom-up investment approach, our company selections resulted in the Series being overweighted versus the benchmark in basic materials and processing, business services and transportation. We were currently underweighted versus the index financial services, health care and public utilities.

Looking forward, economic data continues to forecast strength. Low levels of unemployment, benign inflation and stable to falling interest rates continue to fuel consumption, the main engine of economic growth. In view of this, we anticipate continued, albeit more moderate economic expansion through 1999. Expectations are for 2.5 to 3% growth with modest inflation. At the same time, consensus expectations are for modest corporate earnings growth of approximately 4% in 1999. The S&P 500 at 1250 implies price-to-earnings multiples of 26 times 1999 earnings expectations.

We believe these numbers suggest that we are overdue for a period when rates of return from stocks regress to the average. After an extraordinary 16-year period of 18% annualized returns, we expect several years in which stock returns come in somewhat below the historical average.

In our view, the market outlook for the coming year favors the Series' fundamental approach to investment over the indexing approach that has been so successful in the 1998 market. We expect to see a broadening interest in the market, and the Series may benefit from this trend. Our stock-picking approach has identified some very interesting companies with promising long-term growth prospects that are trading at attractive valuations. We believe the Series is well positioned to take advantage of the returns that these may generate once the market recognizes their potential.

                                              MONTGOMERY ASSET MANAGEMENT, LLC

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                       2/18/1998 (INCEPTION)      (2.28)%
--------------------------------------------------------------------------------

                    Growth
                 Opportunity                                       Russell
                    Series              S&P 500 Index            Midcap Index
                 -----------            -------------            ------------
2/18/1998         10,000.00               10,000.00               10,000.00
3/98              10,650.00               10,511.67               10,474.28
4/98              10,810.00               10,619.32               10,500.42
5/98              10,430.00               10,437.04               10,175.45
6/98              10,310.00               10,860.67               10,316.38
7/98               9,750.00               10,745.89                9,824.37
8/98               8,140.00                9,193.36                8,252.91
9/98               8,370.00                9,782.81                8,787.02
10/98              9,060.00               10,577.32                9,386.22
11/98              9,600.00               11,218.13                9,830.60
12/98              9,772.06               11,864.15               10,407.13

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998
1. General Motors Corporation                                         3.6%
2. Dow Chemical Company                                               3.5%
3. Raychem Corporation                                                3.4%
4. Golden West Financial Corporation                                  3.2%
5. Donnelley (R.R.) &  Sons Company                                   3.1%

INDUSTRY BREAKDOWN

Computer Industry                       10.5%
Transportation                           8.7%
Manufacturing                            7.7%
Paper and Forest Products                7.2%
Oil and Gas                              6.0%
Retail                                   5.8%
Financial Services                       5.1%
Auto Related                             4.8%
Chemicals                                4.8%
Other                                   39.4%

                                THE GCG TRUST
                           DEVELOPING WORLD SERIES

The Developing World Series (the "Series") seeks to achieve capital appreciation. During the period of inception through December 31, 1998, the Series had a total return of (26.27)%. Over the same time period, the Morgan Stanley Capital International Emerging Markets Free Index (the "Index") had a return of (24.75)%.

Both the losses suffered by the Series and those experienced by the Index were concentrated in the third quarter of 1998. During this period, all emerging markets were hit by a tide of extremely negative sentiment which was exacerbated by the collapse of the Russian ruble and Russia's subsequent default on its debt. This led investors to pull their funds out of all markets regardless of fundamentals in preference for what they perceived to be less risky investments, such as U.S. Treasuries.

By the fourth quarter, following interest rate cuts in the U.S. and Europe, the specter of a global financial recession began to recede. Investors reconsidered their emerging markets allocations and poured funds back into emerging markets. The Asian and European markets benefited most from this trend. Some of the worst hit Asian economies bottomed out or showed signs of a fledgling recovery. European investors acknowledged the benefits the emerging markets would enjoy from their association with the European union.

There were a number of markets that detracted from the Series' performance during the period. First the Series was underweight in Korea compared to the Index and absent from Indonesia. These markets recovered rapidly from the third-quarter sell-off, rebounding by 114% and 126% respectively in the fourth quarter. In addition, the Series' exposure to Brazil proved a negative contributor to performance throughout the period even though its weighting was progressively reduced from overweight to neutral. After the Russian devaluation, there was a great deal of speculation about the other markets that might have to devalue their currencies. Because of its large current account deficit, many investors began to withdraw their investments in Brazil.

We found the turnaround in the fortunes of many of the emerging markets during the fourth quarter very encouraging. We believe that many of these markets may continue to register good returns in 1999 if U.S. interest rates remain low and the U.S. dollar continues to weaken. A stronger or at least a stable Yen may help bolster fledgling recoveries in the economies of emerging Asia. The Series is well positioned to take advantage of this trend, with increased positions in Asian countries.

Meanwhile, lower interest rates and the introduction of the Euro on January 1, 1999 may continue to have a beneficial impact on the economies in emerging Europe. The only region that we do not expect to do well in the short-term is Latin America because of the effect of high real interest rates. Even in these economies there may be some chance of recovery by the second half of the year. Such an improvement in the prospects for recovery, particularly in Asia, favors the Series' basic philosophy. If investors shifting emphasis to fundamentals from market sentiment, active stock picking may prevail. As a result, we believe that we can expect to see an improvement in performance moving forward.

                                              MONTGOMERY ASSET MANAGEMENT, LLC

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                       2/18/1998 (INCEPTION)     (26.27)%
--------------------------------------------------------------------------------

                                                              Morgan Stanley
                           Developing World                  Emerging Markets
                                Series                          Free Index
                           ----------------                  ----------------
2/18/1998                     10,000.00                          10,000.00
3/98                          10,430.00                          10,433.96
4/98                          10,390.00                          10,320.30
5/98                           8,950.00                           8,906.00
6/98                           8,260.00                           7,971.79
7/98                           8,750.00                           8,224.55
8/98                           6,040.00                           5,846.50
9/98                           6,720.00                           6,217.38
10/98                          7,190.00                           6,872.08
11/98                          7,870.00                           7,443.62
12/98                          7,373.02                           7,335.74

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998
1. Telecomunicacoes Brasileiras Preferred S.A., ADR (Brazil)          6.8%
2. Commercial Bank of Greece (Greece)                                 4.6%
3. Liberty Life Association of Africa Ltd. (South Africa)             3.8%
4. Minorco S.A. (Argentina)                                           3.1%
5. Ceske Radiokomunikace, GDR (Czechoslovakia)                        3.1%

ASSET DISTRIBUTION BY REGION

South Africa                            10.6%
India                                    9.9%
Brazil                                   8.7%
Greece                                   8.6%
Argentina                                6.2%
Portugal                                 5.3%
Taiwan                                   5.3%
Israel                                   4.6%
Mexico                                   4.6%
Other                                   36.2%

                                THE GCG TRUST
                            MID-CAP GROWTH SERIES

The Mid-Cap Growth Series (the "Series") seeks to achieve long-term growth of capital. During the period of inception (August 14, 1998) through December 31, 1998, the Series had a total return of 16.12%. Over the same time period, the Russell Midcap Index and the Russell 2000 Index had returns of 5.93% and 1.06%, respectively.

1998 was a very unusual year in the market. The U.S. economy has been walking a fine line between growth, re-accelerating inflationary pressures and worldwide economic crisis which has been pulling our economy into a recession. The current "consensus" of the market is that we have attained the best of both scenarios. Because of the dramatic slowdown in Asia, South America and Eastern European economies, there is significant excess capacity of all raw materials, an excess worldwide plant capacity and therefore cheaper "inputs" to the U.S. economy. This implies little or no inflation. On the other side, the U.S. economy appears to "robust" with corporate earnings - especially with the technology sector remaining strong. Therefore, the U.S. Economy is in a period of good earnings, low inflation, and a high multiple of earnings and from this a strong stock market.

In 1998, the Series was favorably impacted by investments in technology, leisure and retailing sectors as well as by a number of "buyouts" by larger companies. In technology, most of our larger holdings performed very well. Ascend Communications, a top holding in the Series, was up 168%. Ascend sells the underlying telecommunication equipment that is the core of the internet. Software companies such as Compuware, BMC Software, Synopsis and Cadence all were strong contributors to the Series. In leisure, Gemstar and radio broadcasters provided great returns. Gemstar was up 135% for the year, and started the year 1998 as the largest holding in the series. Gemstar owns, through patents, the software to allow television viewers to interact with T.V. satellite and cable broadcasters. The company has formed partnerships with Microsoft, Sony, NBC, Deutsche Telecom, and a number of other large companies to capitalize on the interactive markets.

Holdings of Jacor Communications, Heftel Broadcasting as well as a number of other smaller broadcast companies proved very successful, as the consolidation in the industry continued - and advertising remained strong. Retailing performed very well with holdings such as Viking Office Products, Rite-Aid, Fred Meyer, Giant Foods, and Office Depot all providing strong performance.

The Series was hurt by investments in energy, health care, and a number of smaller technology companies that failed to make their projected earnings. Our energy holdings consist of deepwater drillers. As a group they were down over 60% last year. The Series took larger positions in energy stocks after a significant correction in that sector. We believe these stocks will provide strong returns in 1999. However, the price of crude oil -- at a 30 year low -- needs to stabilize and increase from here for this group to get back on track.

With the market's dramatic recovery from the October lows, we are cautious about the risks posed by international markets. In addition, we believe the general slowdown of U.S. multinationals is not appropriately discounted in the market. In light of this, the Series has increased its weightings in retailing, energy, business services and health care. We feel this is a more prudent position given the valuations in the market.

                                      MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                                  TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                       8/14/1998 (INCEPTION)       16.12%
--------------------------------------------------------------------------------

                                                   Russell             Russell
                      Mid-Cap Series             Midcap Index         2000 Index
                      --------------             ------------         ----------
8/14/1998               10,000.00                 10,000.00           10,000.00
8/98                     8,156.89                  8,400.45            8,058.20
9/98                     9,349.49                  8,944.10            8,688.82
10/98                   10,338.01                  9,554.02            9,043.15
11/98                   10,771.68                 10,006.35            9,516.94
12/98                   11,611.85                 10,593.18           10,105.87

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998
1. Ascend Communications, Inc.                                        8.0%
2. Cytyc Corporation                                                  4.5%
3. Gemstar International Group, Ltd.                                  4.4%
4. BJ's Wholesale Club, Inc.                                          3.3%
5. Concentra Managed Care, Inc.                                       3.0%

INDUSTRY BREAKDOWN

Telecommunications                      15.2%
Broadcast, Radio and Television         10.8%
Retail, Trade and Services               9.7%
Medical Supplies & Services              9.1%
Oil & Gas-Equipment & Services           3.4%
Computer Software                        8.7%
Computer Services                        6.1%
Health Care and Services                 5.1%
Financial Services                       4.3%
Other                                   27.6%

                                THE GCG TRUST
                               RESEARCH SERIES

The Research Series (the "Series") seeks to achieve long-term growth of capital and future income. During the period of inception (August 14, 1998) through December 31, 1998, the Series had a total return of 14.54%. Over the same time period, the Standard & Poors 500 Index and the Russell Midcap Index had returns of 10.41% and 5.93%, respectively.

The roller-coaster ride that the market has been on in the past few months has been driven by a narrow band of large-capitalization, multinational companies, while the Series has significant holdings in small and mid-cap stocks. As a result, this Series does not move in lock-step with the S&P 500, and we feel this flexibility will better position the Series for long-term growth as the valuation gap between large and small companies closes.

While volatility bothers some investors, we believe it has created some compelling bargains for what we feel are fundamentally sound companies. We tried to take advantage of these during the market's downturn and added to positions that had shown weaker stock prices, but still demonstrated a sound fundamental outlook. Now, with share prices rebounding across market capitalizations, we are paying additional attention to companies' valuations. If we find instances of valuations that are not supported by stocks' fundamentals, we will pare back our positions in order to preserve gains for investors.

Two of our best issues are MCI WorldCom and Lucent Technologies, both of which have benefited from the growth in demand for data communications products. We believe MCI WorldCom has achieved the best strategic position in the industry by focusing on the business market, which was the fastest-growing and most-profitable segment of the data communications and Internet arena. It is also expanding internationally and has been successfully taking market share from larger, more-entrenched European telecommunications companies, many of which were formerly nationalized industries. Lucent Technologies was the leading telecommunications equipment supplier in the United States. It continues to benefit from increased capital spending, as telecommunications companies such as MCI WorldCom and AT&T spend to accommodate the growth in data and Internet traffic.

We continue to be overweighted in growth areas such as technology, health care, and consumer staples. In technology, the Series features Microsoft, our largest holding, Cisco, Intel, and Oracle. We see positive prospects for continued earnings growth in these sectors as very positive as the world's corporations continue to leverage all types of technology to reduce costs and boost productivity. In health care, our weightings include major pharmaceutical companies which have strong product pipelines and should benefit from the worldwide trend toward increased prescription volumes. We also have large holdings in consumer staples companies which we see as benefiting from continued consumer confidence in a growing economy.

On the flip side, we are underweighted in a number of cyclical and commodity-driven industries such as oil, chemical, and paper and forest products. We see these industries suffering from pricing pressures that have hurt their ability to generate consistent earnings growth.

                                      MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                                  TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                       8/14/1998 (INCEPTION)       14.54%
--------------------------------------------------------------------------------

                                                                  Russell
                     Research Series       S&P 500 Index        Midcap Index
                     ---------------       -------------        ------------
8/14/1998               10,000.00            10,000.00           10,000.00
8/98                     8,839.44             8,555.24            8,400.45
9/98                     9,430.99             9,103.77            8,944.10
10/98                   10,000.00             9,843.13            9,554.02
11/98                   10,704.23            10,439.46           10,006.35
12/98                   11,453.64            11,040.64           10,593.18

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998
1. Microsoft Corporation                                              5.0%
2. Tyco International Ltd.                                            3.3%
3. MCI WorldCom, Inc.                                                 2.9%
4. United Technologies Corporation                                    2.4%
5. Oracle Corporation                                                 2.3%

INDUSTRY BREAKDOWN

Computer Software and Services          18.4%
Retail                                   9.3%
Insurance                                7.2%
Telecommunications                       6.7%
Consumer Products                        6.1%
Medical Products and Supplies            6.0%
Financial Services                       5.2%
Manufacturing                            4.3%
Banks                                    4.1%
Other                                   32.7%

                                THE GCG TRUST
                             TOTAL RETURN SERIES

The Total Return Series (the "Series") seeks to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. During the period of inception (August 14, 1998) through December 31, 1998, the Series had a total return of 6.90%. Over the same time period, the Standard & Poors 500 Index and the Lehman Brothers Government/Corporate Bond Index ("Lehman") had returns of 10.41% and 4.43%, respectively. The benchmark for the Series (60% S&P 500, 40% Lehman) had a return of 8.09% for the same period.

The Series benefited from the strong equity market in 1998 and from a rise in the bond market. However, it was a volatile year in both markets. Equity returns varied widely based on "style." We believe, as "value" managers, that we focus more on financial services, basic industry, and energy and utilities companies, while growth managers are more focused on technology and health care companies. Although we had many stocks appreciate dramatically in 1998, it was the technology and health care sectors, groups that we have historically underweighted, that led the market to new heights.

On the fixed-income side, U.S. Treasuries performed much better than corporate debt. As economic and political turmoil spread throughout the Far East and Latin America during 1998, there was a "flight to safety" that pushed up prices on U.S. Treasuries. At the same time, bonds issued by U.S. corporations did not keep pace because investors feared that corporate earnings would be hampered by these global problems. Because the Series tends to hold more corporate bonds than Treasuries, our return on the fixed-income side, although strong, did not match the return of an "all-Treasuries" portfolio.

At the end of the year, the Series' allocation consisted of 52% equities (including convertible securities), 38% bonds, and 10% cash. This allocation is consistent with prior years and is somewhat conservative. We continue to have difficulty finding value in the equity markets because price-to-earnings ratios are very high and dividend yields are at historical lows. However, we do believe the insurance and the utilities and communications sectors offer good risk/reward ratios, and we have major allocations in those sectors.

Our goal for the coming year is to follow through with our value-oriented style. We believe that our conservative stance offers the potential for good returns should the equity and bond markets rise, while our balanced approach can offer support should these markets undergo corrections.

                                      MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                       8/14/1998 (INCEPTION)        6.90%
--------------------------------------------------------------------------------

                                                                   60% S&P 500/
                                                    Lehman          40% Lehman
                                                  Intermediate     Intermediate
               Total Return                     Govt./Corporate       Govt./
                  Series       S&P 500 Index        Index        Corporate Index
               ------------    -------------    ---------------  ---------------
8/14/1998       10,000.00        10,000.00         10,000.00        10,000.00
8/98             9,623.66         8,555.24         10,157.15         9,211.31
9/98            10,000.00         9,103.77         10,412.32         9,657.03
10/98           10,221.77         9,843.13         10,402.07        10,071.03
11/98           10,483.87        10,439.46         10,401.28        10,453.65
12/98           10,690.33        11,040.64         10,443.07        10,824.62

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1998
1. U.S. Treasury Obligations due through 11/15/2027
   ranging from 4.750% to 9.875%                                     13.6%
2. International Business Machines Corporation                        1.3%
3. GTE Corporation                                                    1.2%
4. Equitable Companies, Inc.                                          1.2%
5. Allied Signal, Inc.                                                1.1%

ASSET ALLOCATION

Common Stocks                           50.5%
Corporate Bonds and Notes               17.0%
U.S. Treasury Obligations               13.6%
Short Term Investments                  10.0%
U.S. Government and Agency Securities    6.1%
Preferred Stocks                         1.6%
Obligations                              1.0%
Foreign Government Bonds                 0.2%

                                THE GCG TRUST
                            GROWTH & INCOME SERIES

The Growth & Income Series (the "Series") seeks to achieve high long-term total return. During the period of inception (August 14, 1998) through December 31, 1998, the Series had a total return of 10.19%. Over the same time period, the Russell Midcap Index and the Russell 2000 Index had total returns of 5.93% and 1.06%, respectively.

Having endured a strong market decline in the summer, we positioned the Series in a defensive posture entering the fourth quarter. We expanded our weighting to convertible, preferred and utility shares. That conservative strategy hindered our fourth quarter results, as many stocks rallied strongly from their summer lows. Looking back on the volatility of 1998, particularly the sharp decline of small and mid-cap stocks in the middle of the year, we are pleased to finish over 10% for the period.

Our fourth quarter performance resulted from generally strong performance in areas we have favored for some time, and in select new ideas for the Series. We have maintained a significant overweight exposure to the cable TV/media sector. Positions in TCI Group, Aldelphia Communications, and Comcast Corporation boosted fourth quarter returns.

Our bottom-up research effort led us to an interesting spin-off opportunity in a company called America Bank Note Holographics, Inc. This company is the industry leader in hologram applications on credit and transaction cards. The company is extending their holographic technology to product authentication for a broad range of business and retail applications. We were attracted to their strong, topline growth rates and the growth potential created by the product authentication services. Investors recognized the same opportunity and the stock rose over 100% in the fourth quarter.

Our roughly market weighted technology allocations in the fourth quarter produced generally positive results. We enjoyed strong performance from Sun Microsystems, Inc., a leader in enterprise networking products. Leveraging their Java suite of products, Sun is playing a significant role in the rapid development of Internet applications. We also recognized strong gains from 3Com Corporation, a leader in network based solutions to businesses and institutions.

We have maintained a modest weighting in energy related issues throughout the period. Our stocks in this Sector did not meet expectations in 1998 and detracted from performance in the fourth quarter.

Looking forward, we maintain some optimism that small and mid-cap stocks may catch up to large-cap stocks in 1999 after four years of general underperformance. The deflationary forces of excess global capacity, coupled with slowing demand from most energy markets, have already had a negative effect on the profits of some large-cap multinational companies.

                     ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P.

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                       8/14/1998 (INCEPTION)       10.19%
--------------------------------------------------------------------------------

                        Growth &              Russell            Russell
                      Income Series         Midcap Index        2000 Index
                      -------------         ------------        ----------
8/14/1998              10,000.00             10,000.00          10,000.00
8/98                    8,602.53              8,400.45           8,058.20
9/98                    9,241.57              8,944.10           8,688.82
10/98                   9,655.90              9,554.02           9,043.15
11/98                  10,105.34             10,006.35           9,516.94
12/98                  11,018.51             10,593.18          10,105.87

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998
1. MediaOne Group, Inc.                                               1.9%
2. Newbridge Networks Corporation                                     1.9%
3. American Bank Note Holographics, Inc.                              1.8%
4. Sun Microsystems, Inc.                                             1.6%
5. Tele-Communications, Inc.                                          1.6%

INDUSTRY BREAKDOWN

Telecommunications                      18.8%
Computer Industry                       16.1%
Retail                                  10.6%
Services                                 7.4%
Financial Services                       7.1%
Broadcast, Radio and Television          3.7%
Pharmaceuticals                          3.2%
Printing and Forms                       3.0%
Other Equity Securities                 18.9%
Other                                   11.2%

                                THE GCG TRUST
                            VALUE + GROWTH SERIES

The Value + Growth Series (the "Series") seeks to achieve capital appreciation. During the period of inception (August 14, 1998) through December 31, 1998, the Series had a total return of 14.60%. Over the same time period, the Standard & Poors 500 Index and the Russell Midcap Index had total returns of 10.41% and 5.93%, respectively.

Fueled by three interest rate cuts by the Federal Reserve, equity investors' appetite for growth stocks returned in the fourth quarter. We took advantage of the late summer volatility to position the Series to take advantage of a growth stock rally. Coming out of third quarter 1998, we maintained an overweighted allocation to technology, consumer services, and healthcare.

Our technology positions provided a solid source of return. Inventory excess that plagued both the semiconductor and personal computer makers for much of 1998 finally broke in the fourth quarter. We have seen semiconductor price increases as demand for microprocessors and memory chips outstrips supply. Semiconductor companies like Intel Corporation, Micron Technology, and Texas Instruments provided strong positive returns. Software leaders Microsoft and Oracle also added to sub-account returns.

Two PC/Consumer electronics retailers, CompUSA, Inc. and Tandy Corporation, the large consumer electronics retailer (under the Radio Shack brand), declined significantly in the quarter, detracting from the Series' performance. Neither company successfully executed their strategy for the critical holiday selling season.

A significant overweighing in the retail sector enhanced performance in the quarter. Discount retailer, Costco Companies and electronics retailer, Best Buy Company, Inc. both rose strongly in fourth quarter 1998. Major drug store retailers, CVS Corporation and Walgreen Company, which have produced solid returns throughout 1998, continued their strong performance.

Despite the sharp run-up in stock prices in fourth quarter 1998, we remain optimistic about the investment opportunity in 1999. Rate cuts by the Fed have created a positive backdrop for equities. We see significant opportunity in the technology area and are looking for selected opportunities in financial services.

                      ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                       8/14/1998 (INCEPTION)       14.60%
--------------------------------------------------------------------------------

                     Value & Growth                                   Russell
                        Series              S&P 500 Index          Midcap Index
                     --------------         -------------          ------------
8/14/1998              10,000.00              10,000.00             10,000.00
8/98                    8,252.31               8,555.24              8,400.45
9/98                    9,281.00               9,103.77              8,944.10
10/98                   9,611.15               9,843.13              9,554.02
11/98                  10,366.84              10,439.46             10,006.35
12/98                  11,460.01              11,040.64             10,593.18

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF DECEMBER 31, 1998
1. Micron Technology, Inc.                                            4.9%
2. Intel Corporation                                                  4.5%
3. MCI WorldCom, Inc.                                                 3.9%
4. Safeway, Inc.                                                      3.5%
5. Compaq Computer Corporation                                        3.2%

INDUSTRY BREAKDOWN

Retail                                  26.7%
Semiconductors                          16.0%
Computer Industry                       15.5%
Financial Services                      13.1%
Pharmaceuticals                          8.7%
Telecommunications                       6.6%
Services                                 4.9%
Banks                                    4.3%
Supermarket Chains                       4.2%

                                THE GCG TRUST
                          GLOBAL FIXED INCOME SERIES

The Global Fixed Income Series (the "Series") seeks to provide a high total return. During the period of inception (August 14, 1998) through December 31, 1998, the Series had a total return of 7.99%. Over the same time period, the Merrill Lynch Global Government Bond Index II had a total return of 11.61%.

As a result of our absence from the Japanese bond market and currency, the Series underperformed the benchmark. However, Japanese bonds performed negatively in local currency terms during the period.

Most of the return came from our positioning in European bonds and currencies and the slightly longer than benchmark duration exposure.

During the week of October 5th, the Yen strengthened by over 15%. This move, in the wake of Russia's default, was caused by investors' reduction of holdings in riskier investments. During the later part of October, Sterling and the Deutschemark both depreciated slightly against the Dollar. Sterling seemed to be overpriced, and we expect equilibrium once the Euro currency is established.

Interest rate cuts in the US and UK were beneficial to the Series' positions. Towards the end of the year, positions were added in the US as European markets outperformed. The year ended with our bond position equally weighted between the US and Europe. The European exposure was weighted toward what has become "Euro" investments. This illustrated our view that the advent of the Euro would be well received by investors. The average duration of the Series was 6.2 years and the average credit quality AAA. In light of the global financial turmoil, we are not keen to add credit risk to this Series.

Currency exposure was similar to bonds in that the Series ended the year with a 45% exposure to the Euro. A small position in Yen in the forward market was added as a risk reduction measure. As of this writing, the US Dollar is not trading well due to concerns about growth in Latin America and future financing of the growing current account deficit. The Dollar exposure has begun to be reduced, ending the year at 43% of the Series. We expect this reduction to continue in 1999.

We are forecasting a weaker dollar in the months ahead and positive performance from European bonds in the face of economic slowdown and the build up of deflationary focus. Global bonds should continue to perform well as we go into 1999.

                                       BARING INTERNATIONAL INVESTMENT LIMITED

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                       8/14/1998 (INCEPTION)        7.99%
--------------------------------------------------------------------------------

                                                               Merrill Lynch
                               Global Fixed                   Global Government
                               Income Series                     Bond Index
                               -------------                  -----------------
8/14/1998                        10,000.00                        10,000.00
8/98                             10,248.33                        10,290.16
9/98                             10,725.88                        10,790.80
10/98                            10,678.13                        11,134.29
11/98                            10,639.92                        10,971.78
12/98                            10,798.54                        11,155.67

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1998
1. U.S. Treasury Obligations due through 11/15/2027
   ranging from 4.750% to 7.250% (United States)                     46.6%
2. Netherlands Government, 5.500% due 01/15/2028
   (Netherlands)                                                      8.8%
3. Dutch Government, 6.000% due 01/15/2006 (Netherlands)              4.8%
4. Bundesrepublik, 6.000% due 01/04/2007 (Germany)                    4.2%
5. Government of France, 5.500% due 04/25/2029 (France)               4.0%

ASSET DISTRIBUTION BY REGION

United States                           53.8%
Netherlands                             13.6%
Germany                                 13.2%
France                                  11.8%
United Kingdom                           5.8%
Denmark                                  1.8%

                                THE GCG TRUST
                            MARKET MANAGER SERIES

The objective of the Market Manager Series (the "Series") is to seek favorable equity market performance and at the same time preserve capital. For the year ended December 31, 1998, the Series had a total return of 24.55%. Over the same period, the Standard & Poors 500 Index and Russell Midcap Index had annual returns of 28.58% and 10.09%, respectively.

The Series began operations on November 14, 1994. At that time, all funds were invested in short-term money market securities. On March 6, 1995, the Series was closed to further investment, and the Manager began investing in accordance with the long-term investment objectives of the Series.

The Series contains a blend of debt securities and over-the-counter equity options. The equity options allow the series to track the performance of the equity markets. The debt securities provide some degree of capital protection.

The accompanying line graph compares the growth of a $10,000 investment in the Series to similar investments in the Standard & Poors 500 Index and the Russell Midcap Index. As the graph illustrates, Series returns have been very similar to the returns in the U.S. equity market.

                                                ING INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                       1 YEAR                      24.55%
                       10/14/1994 (INCEPTION)      24.60%
--------------------------------------------------------------------------------

                           Limited Market                             Russell
                           Manager Series      S&P 500 Index        Midcap Index
                           --------------      -------------        ------------
        11/14/1994           10,000.00           10,000.00           10,000.00
        12/94                10,020.00            9,778.93            9,682.96
3/95                         10,070.00           10,730.02           10,690.79
6/95                         11,050.00           12,142.46           11,585.33
9/95                         12,000.00           12,686.20           12,612.56
        12/95                12,457.69           13,449.33           13,019.17
3/96                         13,099.73           14,171.06           13,802.71
6/96                         13,472.53           14,806.25           14,191.71
9/96                         13,847.80           15,264.08           14,636.23
        12/96                14,874.91           16,535.28           15,492.76
3/97                         14,953.67           16,979.55           15,365.91
6/97                         17,474.08           19,941.09           17,450.40
9/97                         19,646.30           21,434.63           19,768.14
        12/97                19,906.14           22,049.96           19,987.28
3/98                         22,528.86           25,123.52           22,146.96
6/98                         22,613.47           25,957.64           21,813.09
9/98                         19,857.79           23,381.48           18,579.38
        12/98                24,577.42           28,356.01           22,004.98

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

 * On March 3, 1997, Equitable Investment Services, Inc. became the Portfolio Manager of the Series. Prior to that date the Series had been advised by another Portfolio Manager.

TOP FIVE NON CASH HOLDINGS AS OF DECEMBER 31, 1998
1. S&P 500 European                                                  34.9%
2. U.S. Treasury Strip, 3.032% due 02/15/2001                        32.2%
3. S&P Midcap Companies Index 400 European                           27.9%
4. Cabco (Texas Capital), zero coupon due 10/01/2001                  3.0%
5. Philip Morris Companies, Inc., 6.000% due 07/15/2001               2.0%

INDUSTRY BREAKDOWN

U.S. Treasury Obligations               32.4%
Call Options Purchased                  62.6%
Corporate Bonds and Notes                5.0%

                                THE GCG TRUST
                             LIQUID ASSET SERIES

The objective of the Liquid Asset Series (the "Series") is a high level of current income consistent with the preservation of capital and liquidity. For the year ended December 31, 1998, the Series had a total return of 5.13%.

The second half of 1998 was tumultuous for both the equity and bond markets. The economic crisis and uncertainty in emerging markets caused the stock market to sell off dramatically in the 3rd quarter. The U.S. Treasury bond market rallied significantly during the period as the yield on the 30-year Treasury bond (which moves in opposite direction to prices) went from a high of 5.77% at the end of July to a low of 4.72% in October reflecting an investor flight-to-quality. In response to financial strain abroad and the resulting impact on the domestic economy as well as reduced access to credit for lower-quality borrowers, the Federal Reserve Board began lowering interest rates in late September. By mid-November, after three quarter-point easings, the Federal Reserve had restored confidence to the markets and the Federal Funds Rate target stood at 4.75%.

Money market funds reported large inflows in the second half of 1998 reflecting volatility in the equity and bond markets and investors' flight to relatively safe and liquid investments. The Series' net assets increased significantly during the 3rd quarter only to decline again by year-end as the financial markets stabilized. In September, when the probability of a Federal Funds Rate ease increased, the average maturity of the Series was significantly extended. After a peak of 72 days in October, the Series' average maturity declined to less than 40 days at year-end as cash from maturing investments was needed to meet redemptions.

Going forward, the portfolio manager currently believes interest rates will remain unchanged for the foreseeable future. Subject to liquidity requirements, we expect to position the Series at points along the yield curve representing value. As the economic environment changes and interest rate moves appear imminent, we plan to adjust the average maturity of the Series will be adjusted accordingly (shortened to reflect a bias towards rising rates or lengthened to reflect an easing bias).

                                                ING INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1998
                      1 YEAR                        5.13%
                      5 YEAR                        4.88%
                      1/24/1989 (INCEPTION)         5.15%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

INVESTMENT IN THE LIQUID ASSET SERIES (OR IN ANY OTHER SERIES) IS NEITHER INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LIQUID ASSET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1998
1. FNMA, 5.300% due 03/08/1999                                        6.8%
2. FHLMC, 5.185% due 01/07/1999                                       2.4%
3. Xerox Credit Corporation, 5.259% due 10/21/1999                    2.4%
4. Merrill Lynch, Pierce, Fenner & Smith, Inc.,
   5.478% due 01/04/1999                                              2.4%
5. American Express Corporation, 5.114% due 01/05/1999                2.4%

INDUSTRY BREAKDOWN

Security Brokerage                      12.1%
Financial Services                      18.3%
Food and Kindred Products                8.3%
Chemicals                                3.5%
Misc. Business Credit Institutions       5.2%
Construction Machinery & Equipment       2.9%
Other                                   49.7%

-------------------------------------
Description of Comparative Indices
-------------------------------------

    Lehman Brothers Government/Corporate Bond Index -- an index comprised of U.S. government securities and investment grade corporate debt securities.

    Lehman Brothers Intermediate Government/Corporate Bond Index -- an index comprised of intermediate-term U.S. government securities and investment grade corporate debt securities.

    Merrill Lynch 1-5 Year Corporate/Government Bond Index -- an index comprised of government and investment-grade corporate debt securities with remaining maturities of one to five years.

    Merrill Lynch Global Government Bond Index II -- an index comprised of government bonds from major companies, including the United States.

    Morgan Stanley Capital International All Country World Free Index -- an index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

    Morgan Stanley Capital International Emerging Markets Free Index -- an index comprised of equity securities in emerging markets.

    Russell 2000 Index -- an index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

    Russell Midcap Index -- an index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the U.S.

    Standard & Poor's 500 Index (S&P 500) -- an index composed of 500 U.S.
stocks.

    Wilshire Real Estate Securities Index -- an equity index consisting of real estate investment trusts (REITs) and real estate operating companies (REOCs).

--------------------------------------------
  Statement of Assets and Liabilities
--------------------------------------------

                                                     THE GCG TRUST
                                                   DECEMBER 31, 1998

                                                                       LIMITED
                                   MULTIPLE           FULLY            MATURITY             HARD              REAL
                                  ALLOCATION         MANAGED             BOND              ASSETS            ESTATE
                                    SERIES            SERIES            SERIES             SERIES            SERIES
                                 ------------      ------------      ------------       -----------       -----------
ASSETS:
Investments (Notes 1, 3 and 4):
  At identified cost ..........  $255,209,603      $232,592,616      $147,570,696       $35,524,506       $71,206,633
                                 ============      ============      ============       ===========       ===========
At value (a) ..................  $275,405,425      $245,042,432      $149,109,621       $30,706,816       $68,170,526
Cash, including foreign
  currency, at value ..........       162,283              --             633,720           214,560            81,073
Receivables:
Shares of beneficial
  interest sold ...............        79,585           534,075            11,534           259,414           196,086
  Investment securities sold ..          --             642,562              --             240,037           843,857
  Receivable for forward
    foreign currency contracts
    (Note 1) ..................          --                --                --                --                --
  Dividends and/or interest ...     2,426,546         1,458,428         1,862,745           105,099           619,841
Other assets ..................           651               495             5,716              --                --
                                 ------------      ------------      ------------       -----------       -----------
    Total Assets ..............   278,074,490       247,677,992       151,623,336        31,525,926        69,911,383
                                 ------------      ------------      ------------       -----------       -----------

LIABILITIES:
Payables:
  Shares of beneficial
    interest redeemed .........          --                 112         3,138,941                26              --
Investment securities
  purchased ...................          --           1,367,509              --             995,947              --
Payable for forward foreign
currency contracts (Note 1) ...          --                --                --                --                --
Cash overdraft, including
  foreign currency, at value ..          --             114,721              --                --                --
Accrued expenses  and other
  payables ....................          --                --              58,228              --                --
                                 ------------      ------------      ------------       -----------       -----------
    Total Liabilities .........          --           1,482,342         3,197,169           995,973              --
                                 ------------      ------------      ------------       -----------       -----------
NET ASSETS ....................  $278,074,490      $246,195,650      $148,426,167       $30,529,953       $69,911,383
                                 ============      ============      ============       ===========       ===========

NET ASSETS CONSIST OF:
Paid-in Capital ...............  $250,328,677      $227,210,873      $145,825,120       $43,470,357       $69,995,999
Undistributed net investment
  income/(loss) ...............     2,473,654         1,239,785         1,161,736           190,936         1,374,315
Accumulated net realized
  gain/ (loss) on securities,
  futures contracts, written
  options, forward foreign
  currency exchange contracts
  and foreign currency
  transactions ................     5,076,300         5,283,538           (99,614)       (8,319,952)        1,577,176
Net unrealized appreciation/
  (depreciation) on
  securities, futures
  contracts, written options,
  forward foreign currency
  exchange contracts and
  other assets and
  liabilities denominated in
  foreign currencies ..........    20,195,859        12,461,454         1,538,925        (4,811,388)       (3,036,107)
                                 ------------      ------------      ------------       -----------       -----------
    Total Net Assets ..........  $278,074,490      $246,195,650      $148,426,167       $30,529,953       $69,911,383
                                 ============      ============      ============       ===========       ===========
Shares of beneficial
  interest outstanding ........    21,955,949        16,165,041        13,900,828         3,180,057         5,146,603
                                 ============      ============      ============       ===========       ===========
NET ASSET VALUE, offering
  price and redemption
  price per share of
  beneficial interest
  outstanding .................  $      12.67      $      15.23      $      10.68       $      9.60       $     13.58
                                 ============      ============      ============       ===========       ===========

------------
(a) The All-Growth Series, Emerging Markets Series and the Managed Global
    Series include repurchase agreements amounting to $4,461,533, $782,000 and
    $3,083,000, respectively.

                                          See Notes to Financial Statements.

         ALL-            CAPITAL            RISING           EMERGING           VALUE           STRATEGIC            SMALL
        GROWTH         APPRECIATION       DIVIDENDS          MARKETS            EQUITY            EQUITY              CAP
        SERIES            SERIES            SERIES            SERIES            SERIES            SERIES            SERIES
-------------------  ----------------  ----------------  ---------------   ----------------  ---------------   ----------------
      $ 74,435,416     $211,469,873      $482,944,485      $28,185,555       $124,121,664      $68,542,135       $112,269,801
      ============     ============      ============      ===========       ============      ===========       ============
      $ 85,081,176     $266,584,934      $572,788,821      $26,279,067       $129,671,968      $73,445,932       $143,673,105
             6,228             --                --               --                7,518             --               41,447

            61,894          381,730         1,979,721          145,242            277,736          160,103          1,564,659
         4,034,379             --                --            330,095             56,614             --            2,388,624

              --               --                --               --                 --               --                 --
            56,196          296,844           547,383          162,610            189,198           98,718             28,858
              --               --                --             11,735               --              7,236               --
      ------------     ------------      ------------      -----------       ------------      -----------       ------------
        89,239,873      267,263,508       575,315,925       26,928,749        130,203,034       73,711,989        147,696,693
      ------------     ------------      ------------      -----------       ------------      -----------       ------------

                44             --                --                 23                112                7                247
         5,309,505        2,091,059              --            139,659            418,425             --                 --

              --               --                --             45,387               --               --                 --

              --          1,858,957           472,760          715,449               --            451,369               --
              --               --                --               --                 --               --                 --
      ------------     ------------      ------------      -----------       ------------      -----------       ------------
         5,309,549        3,950,016           472,760          900,518            418,537          451,376                247
      ------------     ------------      ------------      -----------       ------------      -----------       ------------
      $ 83,930,324     $263,313,492      $574,843,165      $26,028,231       $129,784,497      $73,260,613       $147,696,446
      ============     ============      ============      ===========       ============      ===========       ============

      $ 68,508,288     $204,134,905      $476,113,662      $48,984,506       $122,086,421      $69,001,928       $119,225,126
              --            459,203           694,837          (32,732)           358,723          223,959               --



         4,776,276        3,604,323         8,190,330      (20,942,153)         1,789,049         (824,849)        (2,931,984)


        10,645,760       55,115,061        89,844,336       (1,981,390)         5,550,304        4,859,575         31,403,304
      ============     ============      ============      ===========       ============      ===========       ============
      $ 83,930,324     $263,313,492      $574,843,165      $26,028,231       $129,784,497      $73,260,613       $147,696,446
      ============     ============      ============      ===========       ============      ===========       ============
         5,600,724       14,559,178        26,115,381        3,896,288          8,174,853        5,713,883          9,214,924
      ============     ============      ============      ===========       ============      ===========       ============

      $      14.99     $      18.09      $      22.01      $      6.68       $      15.88      $     12.82       $      16.03
      ============     ============      ============      ===========       ============      ===========       ============

                                          See Notes to Financial Statements.

--------------------------------------------
  Statement of Assets and Liabilities
--------------------------------------------

                                             THE GCG TRUST
                                           DECEMBER 31, 1998

                                     MANAGED             GROWTH         DEVELOPING          MID-CAP
                                     GLOBAL           OPPORTUNITIES        WORLD             GROWTH
                                     SERIES              SERIES            SERIES            SERIES
                                  ------------         -----------      ------------      ------------
ASSETS:
Investments (Notes 1, 3 and 4):
  At identified cost ...........  $108,884,178         $ 7,969,882      $  8,260,361      $226,075,563
                                  ============         ===========      ============      ============
  At value (a) .................  $134,386,101         $ 8,424,737      $  7,618,880      $252,415,235
Cash, including foreign
  currency, at value ...........        33,113             518,580         1,125,770              --
Receivables:
  Shares of beneficial
    interest sold ..............       831,624             108,324             7,756         1,179,619
  Investment securities
    sold .......................       263,959              21,750            20,789           917,969
  Receivable for forward
    foreign currency
    contracts (Note 1) .........         1,076                --                --                --
  Dividends and/or interest ....       244,542              60,152            23,785           216,839
  Other assets .................          --                  --                --                --
                                  ------------         -----------      ------------      ------------
    Total Assets ...............   135,760,415           9,133,543         8,796,980       254,729,662
                                  ------------         -----------      ------------      ------------

LIABILITIES:
Payables:
  Shares of beneficial
    interest redeemed ..........             7                   3                12            57,826
  Investment securities
    purchased ..................     1,669,099              42,624              --           2,393,634
  Payable for forward currency
    contracts
   (Note 1) ....................          --                  --                --                --
Cash overdraft, including
  foreign currency, at
  value ........................          --                  --                --             154,835
Accrued expenses and other
  payables .....................        13,521                --                --             101,551
                                  ------------         -----------      ------------      ------------
    Total Liabilities ..........     1,682,627              42,627                12         2,707,846
                                  ------------         -----------      ------------      ------------
NET ASSETS .....................  $134,077,788         $ 9,090,916      $  8,796,968      $252,021,816
                                  ============         ===========      ============      ============

NET ASSETS CONSIST OF:
Paid-in Capital ................  $102,840,394         $ 9,240,102      $ 10,362,689      $219,861,145
Undistributed net investment
  income/(loss) ................       (94,561)             15,917           285,858            43,708
Accumulated net realized
  gain/(loss) on securities,
  futures contracts, written
  options, forward foreign
  exchange contracts and
  foreign currency
  transactions .................     5,824,907            (619,958)       (1,216,827)        5,777,291
Net unrealized appreciation/
  (depreciation) on
  securities, futures
  contracts, written
  options, forward foreign
  exchange contracts and
  other assets and
  liabilities denominated in
  foreign currencies ...........    25,507,048             454,855          (634,752)       26,339,672
                                  ------------         -----------      ------------      ------------
    Total Net Assets ...........  $134,077,788         $ 9,090,916      $  8,796,968      $252,021,816
                                  ============         ===========      ============      ============
Shares of beneficial
  interest outstanding .........     9,452,024             936,299         1,193,535        13,925,412
                                  ============         ===========      ============      ============
NET ASSET VALUE, offering
  price and redemption price
  per share of beneficial
  interest outstanding .........  $      14.19         $      9.71      $       7.37      $      18.10
                                  ============         ===========      ============      ============

------------
(a) The All-Growth Series, Emerging Markets Series and the Managed Global Series include repurchase agreements amounting to $4,461,533, $782,000 and $3,083,000, respectively.

                                   See Notes to Financial Statements.

                                                                                GLOBAL
                          TOTAL            GROWTH &           VALUE +           FIXED           MARKET              LIQUID
        RESEARCH          RETURN            INCOME            GROWTH            INCOME          MANAGER             ASSET
         SERIES           SERIES            SERIES            SERIES            SERIES           SERIES             SERIES
      ------------     ------------      ------------      ------------      -----------       ----------        ------------
      $536,643,640     $426,381,137      $238,996,100      $179,954,843      $19,216,118       $3,890,281        $212,882,596
      ============     ============      ============      ============      ===========       ==========        ============
      $619,633,633     $450,527,770      $277,859,786      $224,738,105      $20,325,148       $8,097,182        $212,882,326
              --               --          20,767,206         1,576,289          762,738           55,634                 971

           981,184        1,376,368             3,285         2,951,202          317,694             --                43,447
         3,551,476             --          11,458,455         1,871,551             --               --                  --
              --               --                --                --             53,137             --                  --
           437,563        3,041,754           966,045           136,091          473,663            4,567             222,519
             2,476            8,222              --                --             13,561             --                  --
      ------------     ------------      ------------      ------------      -----------       ----------        ------------
       624,606,332      454,954,114       311,054,777       231,273,238       21,945,941        8,157,383         213,149,263
      ------------     ------------      ------------      ------------      -----------       ----------        ------------

           106,555           65,108         1,174,326            28,065            4,100             --             1,341,179
         9,923,574        1,345,085        10,932,536              --               --               --                  --

              --                203              --                --               --               --                  --
           601,791          363,153              --                --               --               --                  --
           203,010           87,701           109,215            28,792            9,834           17,950              78,264
      ------------     ------------      ------------      ------------      -----------       ----------        ------------
        10,834,930        1,861,250        12,216,077            56,857           13,934           17,950           1,419,443
      ------------     ------------      ------------      ------------      -----------       ----------        ------------
      $613,771,402     $453,092,864      $298,838,700      $231,216,381      $21,932,007       $8,139,433        $211,729,820
      ============     ============      ============      ============      ===========       ==========        ============

      $538,177,083     $428,847,791      $271,785,482      $201,010,672      $20,945,825       $3,932,814        $211,734,322
             --           1,240,197           406,306              --           (155,040)            --                  --



        (7,371,953)      (1,140,503)      (12,264,657)      (14,577,553)         (21,282)            (282)             (4,232)


        82,966,272       24,145,379        38,911,569       44,783,262          1,162,504        4,206,901               (270)
      ------------     ------------      ------------      ------------      -----------       ----------        ------------
      $613,771,402     $453,092,864      $298,838,700      $231,216,381      $21,932,007       $8,139,433        $211,729,820
      ============     ============      ============      ============      ===========       ==========        ============
        30,220,490       28,678,648        19,128,356        14,800,154        1,963,382          414,866         211,740,203
      ============     ============      ============      ============      ===========       ==========        ============

      $      20.31     $      15.80      $      15.62      $      15.62      $     11.17       $    19.62        $       1.00
      ============     ============      ============      ============      ===========       ==========        ============

                                              See Notes to Financial Statements.

---------------------------------------
  Statement of Operations
---------------------------------------

                                               THE GCG TRUST
                                    FOR THE YEAR ENDED DECEMBER 31, 1998

                                                           LIMITED
                       MULTIPLE            FULLY           MATURITY            HARD               REAL
                      ALLOCATION          MANAGED            BOND             ASSETS             ESTATE
                        SERIES             SERIES           SERIES            SERIES             SERIES
                      -----------       -----------       ----------       ------------       ------------
INVESTMENT INCOME:
Dividends .........   $ 2,635,488       $ 2,519,930       $    8,651       $    833,610       $  4,577,076
Interest ..........     9,780,425         5,426,371        5,346,135            296,233            143,974
Foreign taxes
  withheld on
  dividend and
  interest income .        (3,798)          (20,726)            --               (9,576)              --
Other income ......           650            31,974           21,538             12,958              5,582
                      -----------       -----------       ----------       ------------       ------------
    Total
  Investment
  Income ..........    12,412,765         7,957,549        5,376,324          1,133,225          4,726,632
                      -----------       -----------       ----------       ------------       ------------

EXPENSES:
Unified fees
  (Note 2) ........     2,628,164         2,036,662          554,541            370,049            738,372
Trustees' fees
  and expenses
  (Note 2) ........         9,269             9,269            9,269              9,269              9,269
Other .............          --                --               --                 --                2,455
                      -----------       -----------       ----------       ------------       ------------
    Total
  Expenses ........     2,637,433         2,045,931          563,810            379,318            750,096
                      -----------       -----------       ----------       ------------       ------------
NET INVESTMENT
  INCOME/(LOSS) ...     9,775,332         5,911,618        4,812,514            753,907          3,976,536
                      -----------       -----------       ----------       ------------       ------------
NET REALIZED AND
  UNREALIZED
  GAIN/(LOSS) ON
  INVESTMENTS AND
  FOREIGN
  CURRENCIES
  (NOTES 1 AND 3):
Net realized
  gain/(loss) from:
  Security
  transactions ....    21,147,780        17,618,491          245,793         (6,448,360)         3,671,935
  Futures
  contracts .......          --                --               --                6,026               --
  Written options .          --                --             28,943               --
  Forward foreign
  currency exchange
    contracts .....          --                (172)            --              101,317               --
  Foreign currency
  transactions ....         4,418          (295,013)            --               74,159               --
Net change in
  unrealized
  appreciation/
  (depreciation) on:
  Securities ......    (9,697,373)      (12,178,048)         981,576         (7,472,023)       (19,233,132)
  Futures
  contracts .......          --                --               --                4,406               --
  Written options .          --                --               --                 --                 --
  Forward foreign
  currency exchange
  contracts .......          --                --               --                 --                 --
  Other assets and
    liabilities
    denominated
    in foreign
    currencies ....           (13)           11,779             --                9,920               --
                      -----------       -----------       ----------       ------------       ------------
  Net realized
    and unrealized
    gain/(loss) on
    investments ...    11,454,812         5,157,037        1,227,369        (13,695,612)       (15,561,197)
                      -----------       -----------       ----------       ------------       ------------

NET INCREASE/
  (DECREASE) IN
  NET ASSETS
  RESULTING FROM
  OPERATIONS ......   $21,230,144       $11,068,655       $6,039,883       $(12,941,705)      $(11,584,661)
                      ===========       ===========       ==========       ============       ============

                                              See Notes to Financial Statements.

         ALL-             CAPITAL           RISING           EMERGING           VALUE          STRATEGIC           SMALL
        GROWTH         APPRECIATION       DIVIDENDS          MARKETS           EQUITY           EQUITY              CAP
        SERIES            SERIES            SERIES            SERIES           SERIES           SERIES             SERIES
      ----------       -----------       -----------       -----------       ----------        ----------        -----------
      $   65,933       $ 3,335,911       $ 5,868,862       $   701,982       $2,084,461        $1,032,421        $   240,504
         286,208           963,721         1,000,474            45,517          539,767           509,287            394,591

            (110)           (1,688)          (39,976)          (32,074)         (12,868)           (1,735)              --
            --                 419            19,627           133,641           13,055             4,584                551
      ----------       -----------       -----------       -----------       ----------        ----------        -----------
         352,031         4,298,363         6,848,987           849,066        2,624,415         1,544,557            635,646
      ----------       -----------       -----------       -----------       ----------        ----------        -----------

         723,616         2,170,004         3,933,978           559,306        1,033,315           614,438            922,032
           9,269             9,269             9,269             9,269            9,269             9,269              9,269
            --                --                --              15,692             --                --                4,206
      ----------       -----------       -----------       -----------       ----------        ----------        -----------
         732,885         2,179,273         3,943,247           584,267        1,042,584           623,707            935,507
      ----------       -----------       -----------       -----------       ----------        ----------        -----------
        (380,854)        2,119,090         2,905,740           264,799        1,581,831           920,850           (299,861)
      ----------       -----------       -----------       -----------       ----------        ----------        -----------

       6,801,670        13,189,628        19,244,423        (9,629,219)       1,549,364         2,036,838          1,277,047
            --                --                --                --               --            (522,587)              --
            --                --                --                --            655,001              --                 --
            --                --                --               1,459             --                (149)              --
               4              --                --            (608,083)            --                --                 --

         732,283        10,657,145        24,693,039           802,433       (2,995,594)       (2,405,723)        20,807,299
            --                --                --                --               --             (61,954)              --
            --                --                --                --             21,727              --                 --
            --                --                --             (45,387)            --                --                 --

            --                --                --             354,817             --                --                 --
      ----------       -----------       -----------       -----------       ----------        ----------        -----------

       7,533,957        23,846,773        43,937,462        (9,123,980)        (769,502)         (953,575)        22,084,346
      ----------       -----------       -----------       -----------       ----------        ----------        -----------

      $7,153,103       $25,965,863       $46,843,202       $(8,859,181)      $  812,329        $  (32,725)       $21,784,485
      ==========       ===========       ===========       ===========       ==========        ==========        ===========

                                              See Notes to Financial Statements.

---------------------------------------
  Statement of Operations
---------------------------------------

                                             THE GCG TRUST
                                 FOR THE YEAR ENDED DECEMBER 31, 1998

                                     MANAGED            GROWTH          DEVELOPING          MID-CAP
                                     GLOBAL         OPPORTUNITIES          WORLD            GROWTH
                                     SERIES             SERIES*           SERIES*           SERIES*
                                  -----------          ---------        -----------       -----------
INVESTMENT INCOME:
Dividends ......................  $ 1,186,218          $  97,577        $   106,674       $   113,428
Interest .......................      169,688             56,124             17,557           719,231
Foreign taxes withheld on
  dividend and interest income .      (99,130)               (67)            (1,743)             --
Other income/(loss) ............       28,208               --               14,090               (13)
                                  -----------          ---------        -----------       -----------
    Total Investment Income ....    1,284,984            153,634            136,578           832,646
                                  -----------          ---------        -----------       -----------

EXPENSES:
Unified fees (Note 2) ..........    1,476,351             78,500             94,921           708,271
Trustees fees and expenses
  (Note 2) .....................        9,269              3,989              3,989             6,105
Other ..........................          314               --                 --               3,428
                                  -----------          ---------        -----------       -----------
    Total Expenses .............    1,485,934             82,489             98,910           717,804
                                  -----------          ---------        -----------       -----------
NET INVESTMENT INCOME/(LOSS) ...     (200,950)            71,145             37,668           114,842
                                  -----------          ---------        -----------       -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES
  (NOTES 1 AND 3):
Net realized gain/(loss) from:
  Security transactions ........   10,933,107           (619,958)        (1,216,827)        7,216,351
  Futures contracts ............         --                 --                 --                --
  Written options ..............         --                 --                 --             (76,800)
  Forward foreign currency
  exchange contracts ...........       20,410               --                 --                --
  Foreign currency
  transactions .................      331,602                  8            251,740              --
Net change in unrealized
  appreciation/(depreciation) on:
  Securities ...................   19,404,390            454,855           (641,481)       26,339,672
  Futures contracts ............         --                 --                 --                --
  Written options ..............         --                 --                 --                --
  Forward foreign currency
  exchange contracts ...........     (333,538)              --                 --                --
  Other assets and liabilities
  denominated in foreign
  currencies ...................       85,730               --                6,729              --
                                  -----------          ---------        -----------       -----------
  Net realized and unrealized
    gain/(loss) on
    investments ................   30,441,701           (165,095)        (1,599,839)       33,479,223
                                  -----------          ---------        -----------       -----------

NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...................  $30,240,751          $ (93,950)       $(1,562,171)      $33,594,065
                                  ===========          =========        ===========       ===========

------------
*The Growth Opportunities Series and Developing World Series commenced operations on February 18, 1998, respectively. The Mid-Cap Growth Series,
 Research Series, Total Return Series, Growth & Income Series, Value + Growth
 Series and Global Fixed Income Series commenced operations on August 14,
 1998, respectively.

                                              See Notes to Financial Statements.

                                                                              GLOBAL
                         TOTAL            GROWTH &           VALUE +           FIXED             MARKET            LIQUID
       RESEARCH          RETURN            INCOME            GROWTH            INCOME            MANAGER           ASSET
        SERIES*          SERIES*           SERIES*           SERIES*           SERIES*           SERIES            SERIES
      ----------       ----------        ----------        ----------        ----------        ----------        ----------
      $1,592,015       $1,563,307        $1,348,404        $  252,224              --                --                --
         576,117        4,125,523         1,359,962            87,404        $  301,889        $  199,792        $7,484,194
          (9,686)            --             (10,464)             --                --                --                --
             822           16,938               188              --                --                 357              --
      ----------       ----------        ----------        ----------        ----------        ----------        ----------
       2,159,268        5,705,768         2,698,090           339,628           301,889           200,149         7,484,194
      ----------       ----------        ----------        ----------        ----------        ----------        ----------

       1,716,605        1,372,818           994,126           728,286           118,137            72,140           796,602
           6,105            6,105             6,105             6,105             6,105              --               7,181
          11,637           47,169               780             2,682             3,341               196              --
      ----------       ----------        ----------        ----------        ----------        ----------        ----------
       1,734,347        1,426,092         1,001,011           737,073           127,583            72,336           803,783
      ----------       ----------        ----------        ----------        ----------        ----------        ----------
         424,921        4,279,676         1,697,079          (397,445)          174,306           127,813         6,680,411
      ----------       ----------        ----------        ----------        ----------        ----------        ----------

      (7,371,953)      (1,140,503)       (14,451,193)      (14,577,553)           4,127           208,771            (1,797)
            --               --                --                --                --                --                --
            --               --           2,186,536              --                --                --                --
            --            (12,544)             --                --             (98,496)             --                --
         106,089            1,342            26,427              --               1,292              --                --

      82,989,992       24,146,633        38,863,686        44,783,262         1,109,030         1,304,268              (270)
            --               --                --                --                --                --                --
            --               --                --                --                --                --                --
            --               (203)             --                --              53,137              --                --
         (23,720)          (1,051)           47,883              --                 337              --                --
      ----------       ----------        ----------        ----------        ----------        ----------        ----------
      75,700,408       22,993,674        26,673,339        30,205,709         1,069,427         1,513,039            (2,067)
      ----------       ----------        ----------        ----------        ----------        ----------        ----------

      $76,125,329      $27,273,350       $28,370,418       $29,808,264       $1,243,733        $1,640,852        $6,678,344
      ==========       ==========        ==========        ==========        ==========        ==========        ==========

                                              See Notes to Financial Statements.

---------------------------------------
  Statement of Changes in Net Assets
---------------------------------------
                                                      THE GCG TRUST
                                           FOR THE YEAR ENDED DECEMBER 31, 1998
                                                                           LIMITED
                                       MULTIPLE            FULLY           MATURITY           HARD               REAL
                                      ALLOCATION          MANAGED            BOND            ASSETS             ESTATE
                                        SERIES            SERIES            SERIES           SERIES             SERIES
                                     ------------      ------------      ------------     ------------       -----------
OPERATIONS:
  Net investment income/(loss) ..    $  9,775,332      $  5,911,618      $  4,812,514     $    753,907       $ 3,976,536
  Net realized gain/(loss) on
    securities, futures contracts,
    written options, forward
    foreign currency exchange
    contracts and foreign currency
    transactions ................      21,152,198        17,323,306           245,793       (6,237,915)        3,671,935
  Net change in unrealized
    appreciation/ (depreciation)
    on securities, futures
    contracts, written options,
    investments sold short,
    forward foreign currency
    exchange contracts and other
    assets and liabilities
    denominated in foreign
    currencies ..................      (9,697,386)      (12,166,269)          981,576       (7,457,697)      (19,233,132)
                                     ------------      ------------      ------------     ------------       -----------
  Net increase/ (decrease) in net
    assets resulting from
    operations ..................      21,230,144        11,068,655         6,039,883      (12,941,705)      (11,584,661)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .........      (9,833,207)       (5,333,418)       (4,592,701)        (738,546)       (2,940,340)
  In excess of net investment
    income ......................           --                --                --               --                --
  Net realized gains ............     (19,438,596)      (15,405,399)             --         (2,062,110)       (6,743,350)
  In excess of capital gains ....           --                --                --               --                --

CAPITAL SHARE TRANSACTIONS:
  Shares issued upon consolidati
    on (Note 6) .................           --                --          38,957,271             --                --
  Shares sold ...................      24,873,960        73,935,108        92,354,735       22,317,164        22,838,788
  Shares issued as reinvestment
    of dividends ................      29,271,803        20,738,817         4,594,890        2,800,656         9,683,690
  Shares redeemed ...............     (32,628,367)       (8,794,799)      (42,767,130)     (25,074,108)      (16,872,712)
                                     ------------      ------------      ------------     ------------       -----------

NET INCREASE/(DECREASE) IN NET
  ASSETS FROM SHARES OF BENEFICIAL
  INTEREST TRANSACTIONS .........      21,517,396        85,879,126        93,139,766           43,712        15,649,766
                                     ------------      ------------      ------------     ------------       -----------
Net increase/(decrease) in net
  assets ........................      13,475,737        76,208,964        94,586,948      (15,698,649)       (5,618,585)

NET ASSETS:
Beginning of period .............     264,598,753       169,986,686        53,839,219       46,228,602        75,529,968
                                     ------------      ------------      ------------     ------------       -----------
End of period ...................    $278,074,490      $246,195,650      $148,426,167     $ 30,529,953       $69,911,383
                                     ============      ============      ============     ============       ===========
Undistributed net investment
  income/(loss) .................    $  2,473,654      $  1,239,785      $  1,161,736     $    190,936       $ 1,374,315
                                     ============      ============      ============     ============       ===========
TRANSACTIONS IN FUND SHARES:
  Shares issued upon consolidation
    (Note 6) ....................           --                --           3,694,955             --                --
  Shares sold ...................       1,826,179         4,521,295         7,380,066        1,843,131         1,326,791
  Shares issued as reinvestment
    of dividends ................       2,334,275         1,377,079           432,257          298,259           728,645
  Shares redeemed ...............      (2,422,779)         (537,671)       (2,830,765)      (2,033,543)       (1,042,917)
                                     ------------      ------------      ------------     ------------       -----------
Net increase/(decrease) .........       1,737,675         5,360,703         8,676,513          107,847         1,012,519
                                     ============      ============      ============     ============       ===========

                                            See Notes to Financial Statements

           ALL-               CAPITAL           RISING            EMERGING            VALUE           STRATEGIC           SMALL
          GROWTH           APPRECIATION        DIVIDENDS          MARKETS            EQUITY             EQUITY             CAP
          SERIES              SERIES            SERIES             SERIES            SERIES             SERIES            SERIES
       ------------       ------------       ------------      ------------       ------------       -----------      -------------
       $   (380,854)       $ 2,119,090       $  2,905,740      $    264,799       $  1,581,831       $   920,850      $   (299,861)

          6,801,674         13,189,628         19,244,423       (10,235,843)         2,204,365         1,514,102         1,277,047

            732,283         10,657,145         24,693,039         1,111,863         (2,973,867)       (2,467,677)       20,807,299
       ------------       ------------       ------------      ------------       ------------       -----------      -------------

          7,153,103         25,965,863         46,843,202        (8,859,181)           812,329           (32,725)       21,784,485

                 --         (1,985,719)        (2,574,608)               --         (1,388,071)         (857,830)               --
                 --                 --                 --                --                 --                --                --
           (482,429)       (21,481,203)       (19,104,120)               --         (2,501,369)       (3,147,571)               --
                 --                 --                 --                --                 --          (768,811)               --

                 --                 --                 --                --                 --                --                 --
         17,212,183         63,842,885        304,438,120         4,829,405         56,607,571        27,135,472         72,810,460
            482,429         23,466,922         21,678,728                --          3,889,440         4,774,212                 --
        (14,291,443)       (20,480,864)       (28,628,951)       (9,378,128)        (7,683,469)       (5,630,659)      (13,294,050)
       ------------       ------------       ------------      ------------       ------------       -----------      -------------

          3,403,169         66,828,943        297,487,897        (4,548,723)        52,813,542        26,279,025        59,516,410
       ------------       ------------       ------------      ------------       ------------       -----------      -------------
         10,073,843         69,327,884        322,652,371       (13,407,904)        49,736,431        21,472,088        81,300,895

         73,856,481        193,985,608        252,190,794        39,436,135         80,048,066        51,788,525         66,395,551
       ------------       ------------       ------------      ------------       ------------       -----------      -------------
       $ 83,930,324       $263,313,492       $574,843,165      $ 26,028,231       $129,784,497       $73,260,613      $ 147,696,446
       ============       ============       ============      ============       ============       ===========      =============
       $         --         $  459,203       $    694,837      $    (32,732)      $    358,723       $   223,959      $         --
       ============       ============       ============      ============       ============       ===========      =============

                 --                 --                 --                --                 --                --                 --
          1,274,223          3,374,720         13,882,960           598,485          3,450,964         1,951,428          5,146,630
             33,807          1,308,808            974,325                --            247,893           383,471                 --
         (1,069,193)        (1,113,005)        (1,327,846)       (1,183,502)          (487,517)         (420,675)         (944,398)
       ------------       ------------       ------------      ------------       ------------       -----------      -------------
            238,837          3,570,523         13,529,439          (585,017)         3,211,340         1,914,224         4,202,232
       ============       ============       ============      ============       ============       ===========      =============

                                            See Notes to Financial Statements

---------------------------------------
  Statement of Changes in Net Assets
---------------------------------------

                                             THE GCG TRUST
                                  FOR THE YEAR ENDED DECEMBER 31, 1998
                                       MANAGED           GROWTH         DEVELOPING          MID-CAP
                                       GLOBAL         OPPORTUNITIES        WORLD            GROWTH
                                       SERIES            SERIES*          SERIES*           SERIES*
                                    -------------     ------------      -----------       ------------
OPERATIONS:
  Net investment income/(loss)      $    (200,950)    $     71,145      $    37,668       $    114,842
  Net realized gain/(loss) on
   securities, futures
   contracts, written options,
   forward foreign exchange
   contracts and foreign
   currency transactions ......        11,285,119         (619,950)        (965,087)         7,139,551
  Net change in unrealized
   appreciation/(depreciation)
   on securities, futures
   contracts, written options,
   investments sold short,
   forward foreign exchange
   contracts and other assets
   and liabilities denominated
   in foreign currencies ......        19,156,582          454,855         (634,752)        26,339,672
                                    -------------     ------------      -----------       ------------
  Net increase/(decrease) in
   net assets resulting from
   operations .................        30,240,751          (93,950)      (1,562,171)        33,594,065

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .......          (436,006)         (55,236)            (817)           (71,134)
  In excess of net investment
   income .....................              (391)              --           (2,733)                --
  Net realized gains ..........        (5,137,434)              --               --         (1,362,260)
  In excess of capital gains ..                --               --               --                 --

CAPITAL SHARE TRANSACTIONS:
Shares issued upon
  consolidation (Note 6) ......                --               --               --        169,854,219
  Shares sold .................        49,773,384       14,853,619       13,236,980         68,050,467
  Shares issued as reinvestment
   of dividends ...............         5,573,832           55,236            3,550          1,429,200
  Shares redeemed .............       (51,238,921)      (5,668,753)      (2,877,841)       (19,472,741)
                                    -------------     ------------      -----------       ------------

NET INCREASE IN NET ASSETS FROM
  SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS ................         4,108,295        9,240,102       10,362,689        219,861,145
                                    -------------     ------------      -----------       ------------
Net increase in net assets ....        28,775,215        9,090,916        8,796,968        252,021,816

NET ASSETS:
Beginning of period ...........       105,302,573               --               --                 --
                                    -------------     ------------      -----------       ------------
End of period .................     $ 134,077,788     $  9,090,916      $ 8,796,968       $252,021,816
                                    =============     ============      ===========       ============
Undistributed net investment
  income/(loss) ...............     $     (94,561)    $     15,917      $   285,858       $     43,708
                                    =============     ============      ===========       ============
TRANSACTIONS IN FUND SHARES:
Shares issued upon
  consolidation (Note 6) ......                --               --               --         10,833,373
  Shares sold .................         3,771,249        1,527,372        1,565,640          4,348,959
  Shares issued as reinvestment
   of dividends ...............           399,558            5,845              484             81,762
  Shares redeemed .............        (3,908,600)        (596,918)        (372,589)        (1,338,682)
                                    -------------     ------------      -----------       ------------
Net increase ..................           262,207          936,299        1,193,535         13,925,412
                                    =============     ============      ===========       ============
----------
+ As of March 6, 1995, the Trust no longer accepts investments in the Market Manager Series.
* The Growth Opportunities Series and Developing World Series commenced operations on February 18,
  1998, respectively. The Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income
  Series, Value + Growth Series and Global Fixed Income Series commenced operations on August 14, 1998, respectively.

                                            See Notes to Financial Statements

                                                                                      GLOBAL
                              TOTAL             GROWTH &            VALUE +            FIXED           MARKET             LIQUID
         RESEARCH             RETURN             INCOME             GROWTH             INCOME          MANAGER            ASSET
          SERIES*             SERIES*            SERIES*            SERIES*           SERIES*          SERIES+            SERIES
       ------------        ------------       ------------       ------------       -----------       ----------       ------------
       $    424,921        $  4,279,676       $  1,697,079       $   (397,445)      $   174,306       $  127,813       $  6,680,411

         (7,265,864)         (1,151,705)       (12,238,230)       (14,577,553)          (93,077)         208,771             (1,797)

         82,966,272          24,145,379         38,911,569         44,783,262         1,162,504        1,304,268               (270)
       ------------        ------------       ------------       ------------       -----------       ----------       ------------
         76,125,329          27,273,350         28,370,418         29,808,264         1,243,733        1,640,852          6,678,344

           (424,921)         (3,028,277)        (1,317,200)              --            (174,306)        (128,425)        (6,680,411)
           (189,329)               --                 --                 --             (83,245)            --                 --
               --                  --                 --                 --                --           (213,782)              --
               --                  --                 --                 --                --               (282)              --

        391,978,647         311,044,440        225,438,123        149,396,501        15,564,753             --           48,475,961
        162,449,837         119,647,099         56,079,686         65,942,401        17,660,000             --          626,247,687
            595,142           3,001,719          1,314,569               --             257,551          342,488          6,713,421
        (16,763,303)         (4,845,467)       (11,046,896)       (13,930,785)      (12,536,479)        (292,468)      (529,157,998)
       ------------        ------------       ------------       ------------       -----------       ----------       ------------

        538,260,323         428,847,791        271,785,482        201,408,117        20,945,825           50,020        152,279,071
       ------------        ------------       ------------       ------------       -----------       ----------       ------------
        613,771,402         453,092,864        298,838,700        231,216,381        21,932,007        1,348,383        152,277,004

               --                  --                 --                 --                --          6,791,050         59,452,816
       ------------        ------------       ------------       ------------       -----------       ----------       ------------
       $613,771,402        $453,092,864       $298,838,700       $231,216,381       $21,932,007       $8,139,433       $211,729,820
       ============        ============       ============       ============       ===========       ==========       ============
       $       --          $  1,240,197       $    406,306       $       --         $  (155,040)      $     --         $       --
       ============        ============       ============       ============       ===========       ==========       ============

         22,082,990          20,909,077         15,829,527         10,963,565         1,485,968             --           48,481,812
          9,097,545           7,912,653          4,028,631          4,889,604         1,573,242             --          626,247,687
             29,772             191,436             85,696               --              23,224           18,054          6,713,421
           (989,817)           (334,518)          (815,498)        (1,053,015)       (1,119,052)         (15,632)      (529,157,998)
       ------------        ------------       ------------       ------------       -----------       ----------       ------------
         30,220,490          28,678,648         19,128,356         14,800,154         1,963,382            2,422        152,284,922
       ============        ============       ============       ============       ===========       ==========       ============

                                                  See Notes to Financial Statements

---------------------------------------
  Statement of Changes in Net Assets
---------------------------------------

                                                            THE GCG TRUST
                                                FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                    LIMITED
                                       MULTIPLE        FULLY       MATURITY       HARD         REAL          ALL-         CAPITAL
                                      ALLOCATION      MANAGED        BOND        ASSETS       ESTATE        GROWTH     APPRECIATION
                                        SERIES        SERIES        SERIES       SERIES       SERIES        SERIES        SERIES
                                     ------------  ------------  -----------  -----------  -----------   -----------   ------------
OPERATIONS:
  Net investment income/(loss) ..... $ 10,393,283  $  4,051,724  $ 4,302,237  $   357,315  $ 2,788,949      (351,685)  $  1,602,439
  Net realized gain/(loss) on
    securities, futures contracts,
    written options, forward
    foreign exchange contracts and
    foreign currency transactions ..   17,804,014    10,614,478      101,572    8,342,402    6,334,789     6,011,558     25,886,926
  Net unrealized appreciation/
    (depreciation) on securities,
    futures contracts, written
    options, investments sold
    short, forward foreign exchange
    contracts and other assets and
    liabilities denominated in
    foreign currencies .............   14,967,200     7,067,542      454,094   (5,781,864)   4,106,606    (1,412,789)    15,156,059
                                     ------------  ------------  -----------  -----------  -----------   -----------   ------------
  Net increase/(decrease) in net
    assets resulting from
    operations .....................   43,164,497    21,733,744    4,857,903    2,917,853   13,230,344     4,247,084     42,645,424
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income ............  (10,225,709)   (4,129,884)  (4,257,186)    (307,920)  (2,424,102)     (167,479)    (1,586,754)
  In excess of net investment
    income .........................         --            --           --           --           --            --             --
  Net realized gains ...............  (17,190,742)   (9,274,889)        --     (9,313,654)  (2,696,366)   (1,930,785)   (16,079,375)
  In excess of realized gains ......         --            --           --           --           --            --             --
CAPITAL SHARE TRANSACTIONS:
  Shares sold ......................    4,363,453    24,402,111   23,322,754   16,245,443   25,988,226     6,640,625     27,704,667
  Shares issued as reinvestment of
    dividends ......................   27,416,451    13,404,773    4,257,185    9,621,392    5,120,468     2,098,264     17,666,128
  Shares redeemed ..................  (55,720,412)  (12,808,700) (44,658,613) (16,837,912) (14,823,210)  (15,781,173)   (25,116,980)
                                     ------------  ------------  -----------  -----------  -----------   -----------   ------------
NET INCREASE/(DECREASE) IN NET
  ASSETS FROM SHARES OF BENEFICIAL
  INTEREST .........................  (23,940,508)   24,998,184  (28,078,674)   9,028,923   16,285,484    (7,042,284)    20,253,815
                                     ------------  ------------  -----------  -----------  -----------   -----------   ------------
Net increase/(decrease) in net
  assets ...........................   (8,192,462)   33,327,155  (27,477,957)   2,325,202   24,395,360    (4,893,464)    45,233,110
NET ASSETS:
Beginning of year ..................  272,791,215   136,659,531   81,317,176   43,903,400   51,134,608    78,749,945    148,752,498
                                     ------------  ------------  -----------  -----------  -----------   -----------   ------------
End of year ........................ $264,598,753  $169,986,686  $53,839,219  $46,228,602  $75,529,968   $73,856,481   $193,985,608
                                     ============  ============  ===========  ===========  ===========   ===========   ============
Undistributed net investment
  income/(loss) .................... $  2,527,112  $    932,261  $   940,370  $    34,617  $   664,535   $      --     $    336,095
                                     ============  ============  ===========  ===========  ===========   ===========   ============

TRANSACTIONS IN FUND SHARES:
  Shares sold ......................      332,402     1,541,076    1,145,356      868,667    1,496,367       480,563      1,584,454
  Shares issued as reinvestment of
    dividends ......................    2,079,311       849,634      410,051      622,948      280,846       153,255        997,478
  Shares redeemed ..................   (4,177,968)     (809,383)  (4,129,852)    (878,297)    (843,396)   (1,152,164)    (1,472,937)
                                     ------------  ------------  -----------  -----------  -----------   -----------   ------------
Net increase/(decrease) ............   (1,766,255)    1,581,327   (2,574,445)     613,318      933,817      (518,346)     1,108,995
                                     ============  ============  ===========  ===========  ===========   ===========   ============

------------
*As of March 6, 1995, the Trust no longer accepts investments in the Market
Manager Series.

                                                  See Notes to Financial Statements

      RISING           EMERGING           VALUE        STRATEGIC         SMALL          MANAGED          MARKET           LIQUID
     DIVIDENDS          MARKETS          EQUITY          EQUITY           CAP            GLOBAL          MANAGER          ASSET
      SERIES            SERIES           SERIES          SERIES          SERIES          SERIES          SERIES*          SERIES
   ------------      ------------     ------------    ------------    ------------    ------------     ------------    ------------
   $  1,755,566      $    (43,868)    $    789,572    $    754,337    $   (162,277)   $     57,169     $    138,390    $  2,406,915

     12,060,684           893,630        7,969,130       3,043,656      (2,345,204)      8,487,853          334,050            (816)

     32,431,516        (3,695,246)       4,536,919       5,016,645       7,983,775       2,108,616        1,357,875            --
   ------------      ------------     ------------    ------------    ------------    ------------     ------------    ------------

     46,247,766        (2,845,484)      13,295,621       8,814,638       5,476,294      10,653,638        1,830,315       2,406,099

     (1,618,583)          (48,446)        (777,919)       (678,032)           --        (1,426,847)        (137,990)     (2,406,915)
           --                --               --              --              --          (618,109)            --              --
     (4,219,889)             --         (6,283,471)     (1,942,391)           --        (6,691,768)        (329,039)           --
           --                --               --              --              --              --               --              --

     93,744,927        18,460,665       27,490,149      17,949,888      40,302,241      30,137,025             --       105,883,519

      5,838,473            48,446        7,061,390       2,620,421            --         8,736,723          467,029       2,406,914
    (14,040,541)      (27,689,479)      (5,358,048)     (5,399,420)    (13,747,702)    (21,864,490)        (624,125)    (87,932,514)
   ------------      ------------     ------------    ------------    ------------    ------------     ------------    ------------

     85,542,859        (9,180,368)      29,193,491      15,170,889      26,554,539      17,009,258         (157,096)     20,357,919
   ------------      ------------     ------------    ------------    ------------    ------------     ------------    ------------
    125,952,153       (12,074,298)      35,427,722      21,365,104      32,030,833      18,926,172        1,206,190      20,357,103

    126,238,641        51,510,433       44,620,344      30,423,421      34,364,718      86,376,401        5,584,860      39,095,713
   ------------      ------------     ------------    ------------    ------------    ------------     ------------    ------------
   $252,190,794      $ 39,436,135     $ 80,048,066    $ 51,788,525    $ 66,395,551    $105,302,573     $  6,791,050    $ 59,452,816
   ============      ============     ============    ============    ============    ============     ============    ============

   $    363,705      $   (138,391)    $    164,963    $    161,924    $       --      $     84,471     $        612    $       --
   ============      ============     ============    ============    ============    ============     ============    ============

      5,080,986         1,702,996        1,688,644       1,415,924       3,265,056       2,473,206             --       105,883,519

        292,301             4,596          437,737         193,606            --           752,258           28,477       2,406,914
       (770,378)       (2,527,913)        (347,566)       (414,126)     (1,114,385)     (1,798,765)         (38,453)    (87,932,514)
   ------------      ------------     ------------    ------------    ------------    ------------     ------------    ------------
      4,602,909          (820,321)       1,778,815       1,195,404       2,150,671       1,426,699           (9,976)     20,357,919
   ============      ============     ============    ============    ============    ============     ============    ============

                                                  See Notes to Financial Statements

---------------------------------------
  Financial Highlights
---------------------------------------

                                                         THE GCG TRUST
                                                   MULTIPLE ALLOCATION SERIES

                            FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                             YEAR               YEAR               YEAR               YEAR             YEAR
                                             ENDED              ENDED              ENDED              ENDED            ENDED
                                            12/31/98           12/31/97           12/31/96           12/31/95         12/31/94
                                            --------           --------           --------           --------         --------
Net asset value, beginning of period ...    $  13.09           $  12.41           $  12.52           $  11.33         $  11.89
                                            --------           --------           --------           --------         --------
INCOME/(LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income ..................        0.49               0.57               0.56               0.58             0.42
Net realized and unrealized gain/
  (loss) on investments and foreign
  currencies ...........................        0.58               1.58               0.52               1.56            (0.56)
                                            --------           --------           --------           --------         --------
Total from investment operations .......        1.07               2.15               1.08               2.14            (0.14)
                                            --------           --------           --------           --------         --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...       (0.50)             (0.55)             (0.58)             (0.45)           (0.42)
Distributions from capital gains .......       (0.99)             (0.92)             (0.61)             (0.50)            --
                                            --------           --------           --------           --------         --------
Total distributions ....................       (1.49)             (1.47)             (1.19)             (0.95)           (0.42)
                                            --------           --------           --------           --------         --------
Net asset value, end of period .........    $  12.67           $  13.09           $  12.41           $  12.52         $  11.33
                                            ========           ========           ========           ========         ========
Total return ...........................        8.26%             17.44%              8.77%             18.93%           (1.18)%
                                            ========           ========           ========           ========         ========
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...    $278,074           $264,599           $272,791           $307,691         $299,392
Ratio of operating expenses to average
  net assets ...........................        0.98%              0.99%              1.00%              1.01%            1.00%
Ratio of net investment income to
  average net assets ...................        3.63%              3.88%              3.86%              4.42%            3.56%
Portfolio turnover rate ................          61%                79%               158%               187%             291%

                                              See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                                            THE GCG TRUST
                                                        FULLY MANAGED SERIES*

                            FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                             YEAR               YEAR               YEAR               YEAR             YEAR
                                             ENDED              ENDED              ENDED              ENDED            ENDED
                                            12/31/98           12/31/97           12/31/96           12/31/95         12/31/94
                                            --------           --------           --------           --------         --------
Net asset value, beginning of period ....   $  15.73           $  14.82           $  13.79           $  11.70         $ 12.99
                                            --------           --------           --------           --------         -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................       0.36               0.39               0.56               0.45            0.35
Net realized and unrealized gain/(loss)
  on investments and foreign
  currencies ............................       0.55               1.86               1.69               1.98           (1.29)
                                            --------           --------           --------           --------         -------
Total from investment operations ........       0.91               2.25               2.25               2.43           (0.94)
                                            --------           --------           --------           --------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....      (0.36)             (0.41)             (0.56)             (0.34)          (0.35)
Distributions from capital gains ........      (1.05)             (0.93)             (0.66)              --              --
                                            --------           --------           --------           --------         -------
Total distributions .....................      (1.41)             (1.34)             (1.22)             (0.34)          (0.35)
                                            --------           --------           --------           --------         -------
Net asset value, end of period ..........   $  15.23           $  15.73           $  14.82           $  13.79         $ 11.70
                                            ========           ========           ========           ========         =======
Total return ............................       5.89%             15.27%             16.36%             20.80%          (7.27)%
                                            ========           ========           ========           ========         =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....   $246,196           $169,987           $136,660           $118,589         $99,854
Ratio of operating expenses to average
  net assets ............................       0.98%              0.99%              1.00%              1.01%           1.00%
Ratio of net investment income to
  average net assets ....................       2.83%              2.67%              3.83%              3.41%           2.62%
Portfolio turnover rate .................         44%                48%                45%               113%             66%

--------------
* Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Portfolio Manager for the Fully Managed Series.
  Prior to that date, a different firm served as Portfolio Manager.

                                              See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                                            THE GCG TRUST
                                                    LIMITED MATURITY BOND SERIES*

                               FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                              YEAR               YEAR               YEAR              YEAR            YEAR
                                             ENDED              ENDED              ENDED              ENDED           ENDED
                                            12/31/98          12/31/97#          12/31/96#          12/31/95         12/31/94
                                            -------            -------            -------            -------          -------
Net asset value, beginning of period ....   $ 10.31            $ 10.43            $ 11.15            $  9.98          $ 10.62
                                            -------            -------            -------            -------          -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................      0.24               0.60               0.59               0.60             0.51
Net realized and unrealized gain/(loss)
  on investments and foreign
  currencies ............................      0.47               0.09              (0.13)              0.57            (0.64)
                                            -------            -------            -------            -------          -------
Total from investment operations ........      0.71               0.69               0.46               1.17            (0.13)
                                            -------            -------            -------            -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....     (0.34)             (0.81)             (1.15)              --              (0.51)
Distributions from capital gains ........      --                 --                (0.03)              --               --
                                            -------            -------            -------            -------          -------
Total distributions .....................     (0.34)             (0.81)             (1.18)              --              (0.51)
                                            -------            -------            -------            -------          -------
Net asset value, end of period ..........   $ 10.68            $ 10.31            $ 10.43            $ 11.15          $  9.98
                                            =======            =======            =======            =======          =======
Total return ............................      6.86%              6.67%              4.32%             11.72%           (1.19%
                                            =======            =======            =======            =======          =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....  $148,426            $53,839            $81,317            $90,081          $72,213
Ratio of operating expenses to average
  net assets ............................      0.60%              0.61%              0.61%              0.61%            0.60%
Ratio of net investment income to
  average net assets ....................      5.15%              5.71%              5.33%              5.58%            4.73%
Portfolio turnover rate .................        52%                81%               250%               302%             209%

--------------
* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August
  13, 1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                                              See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                                            THE GCG TRUST
                                                         HARD ASSETS SERIES*

                               FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                              YEAR              YEAR               YEAR              YEAR             YEAR
                                              ENDED             ENDED              ENDED             ENDED            ENDED
                                            12/31/98          12/31/97           12/31/96           12/31/95         12/31/94
                                            -------            -------            -------            -------          -------
Net asset value, beginning of period ....   $ 15.05            $ 17.85            $ 15.04            $ 13.88          $ 13.89
                                            -------            -------            -------            -------          -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................      0.26               0.14               0.05               0.15             0.13
Net realized and unrealized gain/(loss)
 on investments and foreign
 currencies .............................     (4.73)              0.99               4.92               1.34             0.23
                                            -------            -------            -------            -------          -------
Total from investment operations ........     (4.47)              1.13               4.97               1.49             0.36
                                            -------            -------            -------            -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....     (0.26)             (0.13)             (0.07)             (0.13)           (0.13)
Distributions from capital gains ........     (0.72)             (3.80)             (2.09)             (0.20)           (0.24)
                                            -------            -------            -------            -------          -------
Total distributions .....................     (0.98)             (3.93)             (2.16)             (0.33)           (0.37)
                                            -------            -------            -------            -------          -------
Net asset value, end of period ..........   $  9.60            $ 15.05            $ 17.85            $ 15.04          $ 13.88
                                            =======            =======            =======            =======          =======
Total return ............................    (29.58)%             6.22%             33.17%             10.69%            2.53%
                                            =======            =======            =======            =======          =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....   $30,530            $46,229            $43,903            $27,147          $32,879
Ratio of operating expenses to average net
  assets ................................      1.00%              0.99%              1.00%              1.01%            1.00%
Ratio of net investment income to average
  net assets ............................      1.99%              0.76%              0.34%              0.89%            1.01%
Portfolio turnover rate .................       178%               124%                96%                24%              25%

--------------
* Prior to January 23, 1997, the Hard Asset Series was named the Natural Resources Series.

                                              See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                                            THE GCG TRUST
                                                         REAL ESTATE SERIES*

                               FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                            YEAR               YEAR               YEAR               YEAR             YEAR
                                           ENDED              ENDED              ENDED              ENDED             ENDED
                                          12/31/98           12/31/97           12/31/96           12/31/95         12/31/94
                                        ------------       ------------       ------------       ------------      -----------
Net asset value, beginning of period ....   $ 18.27            $ 15.98            $ 12.63            $ 11.29          $ 11.18
                                            -------            -------            -------            -------          -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................      0.83               0.69               0.70               0.75             0.60
Net realized and unrealized gain/
  (loss) on investments and foreign
  currencies ............................     (3.34)              2.93               3.70               1.12            0.11#
                                            -------            -------            -------            -------          -------
Total from investment operations ........     (2.51)              3.62               4.40               1.87             0.71
                                            -------            -------            -------            -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....     (0.66)             (0.63)             (0.77)             (0.53)           (0.60)
Distributions from capital gains ........     (1.52)             (0.70)             (0.28)              --               --
                                            -------            -------            -------            -------          -------
Total distributions .....................     (2.18)             (1.33)             (1.05)             (0.53)           (0.60)
                                            -------            -------            -------            -------          -------
Net asset value, end of period ..........   $ 13.58            $ 18.27            $ 15.98            $ 12.63          $ 11.29
                                            =======            =======            =======            =======          =======
Total return ............................    (13.45)%            22.79%             35.30%             16.59%            6.34%
                                            =======            =======            =======            =======          =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....   $69,911            $75,530            $51,135            $34,975          $37,336
Ratio of operating expenses to average
  net assets ............................      0.99%              0.99%              1.00%              1.01%            1.00%
Ratio of net investment income to
  average net assets ....................      5.26%              4.49%              5.53%              5.79%            5.31%
Portfolio turnover rate .................        29%                41%                31%                53%              64%

--------------
*  Since January 1, 1995, E.I.I. Realty Securities, Inc. has served as Portfolio Manager for the Real Estate Series.
   Prior to that date, a different firm served as Portfolio Manager.
#  The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Series shares.

                                              See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                                            THE GCG TRUST
                                                         ALL-GROWTH SERIES*

                               FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                              YEAR              YEAR              YEAR               YEAR             YEAR
                                             ENDED              ENDED             ENDED              ENDED            ENDED
                                           12/31/98           12/31/97           12/31/96           12/31/95         12/31/94
                                            -------            -------            -------            -------          -------
Net asset value, beginning of period ....   $ 13.77            $ 13.39            $ 13.78            $ 11.86          $ 13.42
                                            -------            -------            -------            -------          -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ............     (0.07)             (0.06)              0.14               0.18             0.11
Net realized and unrealized gain/(loss) on
  investments and foreign currencies ....      1.38               0.84              (0.23)              2.47            (1.56)
                                            -------            -------            -------            -------          -------
Total from investment operations ........      1.31               0.78              (0.09)              2.65            (1.45)
                                            -------            -------            -------            -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....      --                (0.03)             (0.14)             (0.14)           (0.11)
Distributions from capital gains ........     (0.09)             (0.37)             (0.16)             (0.59)            --
                                            -------            -------            -------            -------          -------
Total distributions .....................     (0.09)             (0.40)             (0.30)             (0.73)           (0.11)
                                            -------            -------            -------            -------          -------
Net asset value, end of period ..........   $ 14.99            $ 13.77            $ 13.39            $ 13.78          $ 11.86
                                            =======            =======            =======            =======          =======
Total return ............................      9.52%              5.87%             (0.57)%            22.42%          (10.77)%
                                            =======            =======            =======            =======          =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....   $83,930            $73,856            $78,750            $93,198          $71,218
Ratio of operating expenses to average net
  assets ................................      0.99%              0.99%              1.00%              1.01%            1.00%
Ratio of net investment income/(loss) to
  average net assets ....................     (0.51)%            (0.47)%             0.86%              1.42%            1.08%
Portfolio turnover rate .................       229%               325%               118%                81%             196%

--------------
  *  Since February 3, 1997, Pilgrim Baxter & Associates, Ltd. has served as Portfolio Manager for the All-Growth
     Series. Prior to that date, a different firm served as Portfolio Manager.

                                              See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                                            THE GCG TRUST
                                                     CAPITAL APPRECIATION SERIES

                               FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                              YEAR               YEAR               YEAR               YEAR             YEAR
                                              ENDED              ENDED              ENDED              ENDED            ENDED
                                            12/31/98           12/31/97           12/31/96           12/31/95         12/31/94
                                            --------           --------           --------           --------         -------
Net asset value, beginning of period ....   $  17.65           $  15.06           $  13.51           $  11.34         $ 11.76
                                            --------           --------           --------           --------         -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................       0.15               0.16               0.16               0.19            0.23
Net realized and unrealized gain/(loss)
  on investments and foreign
  currencies ............................       2.07               4.19               2.57               3.22           (0.42)
                                            --------           --------           --------           --------         -------
Total from investment operations ........       2.22               4.35               2.73               3.41           (0.19)
                                            --------           --------           --------           --------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....      (0.15)             (0.16)             (0.17)             (0.15)          (0.23)
Distributions from capital gains ........      (1.63)             (1.60)             (1.01)             (1.09)           --
                                            --------           --------           --------           --------         -------
Total distributions .....................      (1.78)             (1.76)             (1.18)             (1.24)          (0.23)
                                            --------           --------           --------           --------         -------
Net asset value, end of period ..........   $  18.09           $  17.65           $  15.06           $  13.51         $ 11.34
                                            ========           ========           ========           ========         =======
Total return ............................      12.68%             28.95%             20.26%             30.16%          (1.59)%
                                            ========           ========           ========           ========         =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....   $263,313           $193,986           $148,752           $122,227         $88,890
Ratio of operating expenses to average
  net assets ............................       0.98%              0.99%              1.00%              1.01%           1.00%
Ratio of net investment income to
  average net assets ....................       0.95%              0.95%              1.12%              1.53%           1.96%
Portfolio turnover rate .................         64%                51%                64%                98%             84%

                                              See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                                            THE GCG TRUST
                                                       RISING DIVIDENDS SERIES

                               FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                              YEAR               YEAR               YEAR               YEAR            YEAR
                                             ENDED              ENDED               ENDED              ENDED           ENDED
                                            12/31/98           12/31/97           12/31/96#          12/31/95         12/31/94
                                            --------           --------           --------           -------          -------
Net asset value, beginning of period ....   $  20.04           $  15.81           $  13.30           $ 10.22          $ 10.30
                                            --------           --------           --------           -------          -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................       0.10               0.14               0.14              0.13             0.14
Net realized and unrealized gain/(loss)
  on investments and foreign
  currencies ............................       2.74               4.57               2.61              3.04            (0.08)
                                            --------           --------           --------           -------          -------
Total from investment operations ........       2.84               4.71               2.75              3.17             0.06
                                            --------           --------           --------           -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....      (0.10)             (0.13)             (0.13)            (0.09)           (0.14)
Distributions from capital gains ........      (0.77)             (0.35)             (0.11)             --               --
                                            --------           --------           --------           -------          -------
Total distributions .....................      (0.87)             (0.48)             (0.24)            (0.09)           (0.14)
                                            --------           --------           --------           -------          -------
Net asset value, end of period ..........   $  22.01           $  20.04           $  15.81           $ 13.30          $ 10.22
                                            ========           ========           ========           =======          =======
Total return ............................      14.13%             29.82%             20.65%            31.06%            0.59%
                                            ========           ========           ========           =======          =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....   $574,843           $252,191           $126,239           $81,210          $50,712
Ratio of operating expenses to average
  net assets ............................       0.98%              0.99%              1.00%             1.01%            1.00%
Ratio of net investment income to
  average net assets ....................       0.72%              0.96%              0.99%             1.24%            1.88%
Portfolio turnover rate .................         34%                26%                15%               43%              26%

--------------
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                                              See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                                            THE GCG TRUST
                                                       EMERGING MARKET SERIES*

                               FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                              YEAR              YEAR               YEAR              YEAR             YEAR
                                              ENDED             ENDED             ENDED              ENDED            ENDED
                                            12/31/98          12/31/97           12/31/96           12/31/95         12/31/94
                                            -------            -------            -------            -------          -------
Net asset value, beginning of period ....   $  8.80            $  9.72            $  9.06            $ 10.08          $ 12.44
                                            -------            -------            -------            -------          -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ............      0.06              (0.01)              0.04               0.04             --
Net realized and unrealized gain/(loss) on
  investments and foreign
  currencies ............................     (2.18)             (0.90)              0.62              (1.06)           (1.89)
                                            -------            -------            -------            -------          -------
Total from investment operations ........     (2.12)             (0.91)              0.66              (1.02)           (1.89)
                                            -------            -------            -------            -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....      --                (0.01)              --                 --               --
Distributions from capital gains ........      --                 --                 --              (0.00)#            (0.47)
                                            -------            -------            -------            -------          -------
Total distributions .....................      --                (0.01)              --                (0.00)           (0.47)
                                            -------            -------            -------            -------          -------
Net asset value, end of period ..........   $  6.68            $  8.80            $  9.72            $  9.06          $ 10.08
                                            =======            =======            =======            =======          =======
Total return ............................    (24.09)%            (9.37)%             7.28%            (10.11)%         (15.18)%
                                            =======            =======            =======            =======          =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....   $26,028            $39,436            $51,510            $47,974          $65,224
Ratio of operating expenses to average net
  assets ................................      1.83%              1.80%              1.55%              1.53%            1.73%
Ratio of net investment income/(loss) to
  average net assets ....................      0.83%             (0.09)%             0.38%              0.40%            0.03%
Portfolio turnover rate .................       108%               170%               136%               141%             106%

--------------
* Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager for the Emerging Markets
  Series. Prior to that date, a different firm served as Portfolio Manager.
# Amount represents less than $0.01 per share.

                                              See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                                     THE GCG TRUST
                                                  VALUE EQUITY SERIES

                         FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      YEAR                YEAR               YEAR               YEAR
                                                      ENDED               ENDED              ENDED              ENDED
                                                     12/31/98            12/31/97           12/31/96           12/31/95*
                                                     --------            -------            -------            -------
Net asset value, beginning of period ...........     $  16.13            $ 13.92            $ 13.18            $ 10.00
                                                     --------            -------            -------            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................         0.19               0.16               0.22               0.08
Net realized and unrealized gain on investments
  and foreign currencies .......................         0.06               3.63               1.18               3.44
                                                     --------            -------            -------            -------
Total from investment operations ...............         0.25               3.79               1.40               3.52
                                                     --------            -------            -------            -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........        (0.18)             (0.18)             (0.19)             (0.06)
Distributions from capital gains ...............        (0.32)             (1.40)             (0.47)             (0.28)
                                                     --------            -------            -------            -------
Total distributions ............................        (0.50)             (1.58)             (0.66)             (0.34)
                                                     --------            -------            -------            -------
Net asset value, end of period .................     $  15.88            $ 16.13            $ 13.92            $ 13.18
                                                     ========            =======            =======            =======
Total return ...................................         1.55%             27.28%             10.62%             35.21%++
                                                     ========            =======            =======            =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........     $129,784            $80,048            $44,620            $28,830
Ratio of operating expenses to average net
  assets .......................................         0.98%              0.99%              1.00%              1.01%+
Ratio of net investment income to average net
  assets .......................................         1.49%              1.31%              1.80%              1.53%+
Portfolio turnover rate ........................          124%               128%               131%                86%

--------------
 *  The Value Equity Series commenced operations on January 3, 1995.
 +  Annualized
++  Non-annualized

                                           See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                                     THE GCG TRUST
                                                STRATEGIC EQUITY SERIES

                         FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      YEAR               YEAR               YEAR               YEAR
                                                      ENDED              ENDED              ENDED              ENDED
                                                     12/31/98           12/31/97          12/31/96##         12/31/95*
                                                     --------           --------          ----------         ---------
Net asset value, beginning of period ...........     $ 13.63             $ 11.68            $ 10.01            $10.00
                                                     -------             -------            -------            ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..........................        0.16                0.20               0.23              0.06
Net realized and unrealized gain/(loss) on
  investments and
  foreign currencies ...........................       (0.07)               2.49               1.71             (0.03)#
                                                     -------             -------            -------            ------
Total from investment operations ...............        0.09                2.69               1.94              0.03
                                                     -------             -------            -------            ------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........       (0.16)              (0.19)             (0.14)            (0.02)
Distributions from capital gains ...............       (0.59)              (0.55)             (0.13)             --
Distributions in excess of capital gains .......       (0.15)               --                 --                --
                                                     -------             -------            -------            ------
Total distributions ............................       (0.90)              (0.74)             (0.27)            (0.02)
                                                     -------             -------            -------            ------
Net asset value, end of period .................     $ 12.82             $ 13.63            $ 11.68            $10.01
                                                     =======             =======            =======            ======
Total return ...................................        0.84%              23.16%             19.39%             0.33%++
                                                     =======             =======            =======            ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........     $73,261             $51,789            $30,423            $8,067
Ratio of operating expenses to average net
  assets .......................................        0.99%               0.99%              1.00%             1.00%+
Ratio of net investment income to average net
  assets .......................................        1.46%               1.88%              2.05%             4.04%+
Portfolio turnover rate ........................         139%                105%               133%               29%

--------------
 *  The Strategic Equity Series commenced operations on October 2, 1995.
 +  Annualized
++  Non-annualized
 #  The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemption of Series shares.
##  Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                                           See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                                THE GCG TRUST
                                               SMALL CAP SERIES

                    FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                               YEAR                YEAR               YEAR
                                                               ENDED               ENDED              ENDED
                                                              12/31/98            12/31/97           12/31/96*
                                                              --------            --------           --------
Net asset value, beginning of period ....................     $  13.25            $ 12.01            $ 10.00
                                                              --------            -------            -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss .....................................        (0.03)             (0.03)             (0.01)
Net realized and unrealized gain on investments and
  foreign currencies ....................................         2.81               1.27               2.02
                                                              --------            -------            -------
Total from investment operations ........................         2.78               1.24               2.01
                                                              --------            -------            -------
Net asset value, end of period ..........................     $  16.03            $ 13.25            $ 12.01
                                                              ========            =======            =======
Total return ............................................        20.98%             10.32%             20.10%++
                                                              ========            =======            =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................     $147,696            $66,396            $34,365
Ratio of operating expenses to average net assets .......         0.99%              0.99%              0.99%++
Ratio of net investment loss to average net assets ......        (0.32)%            (0.34)%            (0.08)%++
Portfolio turnover rate .................................          133%               130%               117%

--------------
 *  The Small Cap Series commenced operations on January 3, 1996.
++  Non-annualized

                                           See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                                         THE GCG TRUST
                                                    MANAGED GLOBAL SERIES*

                            FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                              YEAR               YEAR             YEAR                YEAR             YEAR
                                             ENDED              ENDED             ENDED              ENDED             ENDED
                                            12/31/98           12/31/97         12/31/96**#         12/31/95#        12/31/94#
                                            --------           --------         -----------         ---------        ---------
Net asset value, beginning of period ....   $  11.46           $  11.13           $  9.96            $  9.26          $ 10.67
                                            --------           --------           -------            -------          -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ............      (0.02)              0.02              0.04               0.05             0.07
Net realized and unrealized gain/
  (loss) on investments and
  foreign currencies ....................       3.37               1.33              1.18               0.65            (1.48)
                                            --------           --------           -------            -------          -------
Total from investment operations ........       3.35               1.35              1.22               0.70            (1.41)
                                            --------           --------           -------            -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....      (0.05)             (0.17)             --                 --               --
Dividends in excess of net investment
  income ................................       0.00##            (0.07)             --                 --               --
Distributions from capital gains ........      (0.57)             (0.78)            (0.05)              --               --
                                            --------           --------           -------            -------          -------
Total distributions .....................      (0.62)             (1.02)            (0.05)              --               --
                                            --------           --------           -------            -------          -------
Net asset value, end of period ..........   $  14.19           $  11.46           $ 11.13            $  9.96          $  9.26
                                            ========           ========           =======            =======          =======
Total return ............................      29.31%             12.17%            12.27%              7.56%          (13.21)%
                                            ========           ========           =======            =======          =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....   $134,078           $105,305           $86,376            $72,375          $86,209
Ratio of operating expenses to
  average net assets ....................       1.26%              1.36%             1.26%              1.26%            1.31%
Decrease reflected in above expense
  ratio due to expense limitations ......       --                 --                --                 0.09%            0.09%
Ratio of net investment income to
  average net assets ....................      (0.17)%             0.06%             0.39%              0.51%            0.69%
Portfolio turnover rate .................        173%               199%              141%                44%             N/A

--------------
 *  Since March 3, 1997, Putnam Investment Management, Inc. has served as Portfolio Manager of the Account. Prior to that date, different firms served as Portfolio Manager.
**  On September 3, 1996, the Managed Global Account of Seperate Account D of Golden American Life Insurance Company
    was reorganized into the Trust. Net investment income and net realized gains earned prior to September 3, 1996 are not subject to Internal Revenue Code distribution requirements for regulated investment companies. Financial highlights from prior periods have been restated to account for the entity as if it had been a regulated investment company since the commencement of operations.
 #  Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
##  Amount represents less than $0.01 per share.

                                              See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                  THE GCG TRUST
                           GROWTH OPPORTUNITIES SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                       PERIOD
                                                                        ENDED
                                                                     12/31/98*#
                                                                     ----------
Net asset value, beginning of period ...............................  $10.00
                                                                      ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................................    0.08
Net realized and unrealized loss on investments and
  foreign currencies ...............................................   (0.31)
                                                                      ------
Total from investment operations ...................................   (0.23)
                                                                      ------
LESS DISTRIBUTIONS:
Dividends from net investment income ...............................   (0.06)
                                                                      ------
Net asset value, end of period .....................................  $ 9.71
                                                                      ======
Total return .......................................................   (2.28)%++
                                                                      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...............................  $9,091
Ratio of operating expenses to average net assets ..................    1.15%+
Ratio of net investment income to average net assets ...............    0.99%+
Portfolio turnover rate ............................................      77%

--------------
 * The Growth Opportunities Series commenced operations on February 18, 1998. + Annualized
++  Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      PERIOD
                                                                      ENDED
                                                                   12/31/98*##
                                                                   -----------
Net asset value, beginning of period .............................   $ 10.00
                                                                     -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ............................................      0.04
Net realized and unrealized loss on investments and
  foreign currencies .............................................     (2.67)
                                                                     -------
Total from investment operations .................................     (2.63)
                                                                     -------
LESS DISTRIBUTIONS:
Dividends from net investment income .............................     0.00#
Dividends in excess of net investment income .....................     0.00#
                                                                     -------
Total distributions ..............................................     0.00#
                                                                     -------
Net asset value, end of period ...................................   $  7.37
                                                                     =======
Total return .....................................................    (26.27)%++
                                                                     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............................   $ 8,797
Ratio of operating expenses to average net assets ................      1.83%+
Ratio of net investment income to average net assets .............      0.69%+
Portfolio turnover rate ..........................................        67%
--------------
*   The Developing World Series commenced operations on February 18, 1998.
+   Annualized
++  Non-annualized
#   Amount represents less than 0.01 per share.
## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      PERIOD
                                                                      ENDED
                                                                   12/31/98*#
                                                                   ----------
Net asset value, beginning of period ............................   $  15.68
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.01
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       2.52
                                                                    --------
Total from investment operations ................................       2.53
                                                                    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.01)
Distributions from capital gains ................................      (0.10)
                                                                    --------
Total distributions .............................................      (0.11)
                                                                    --------
Net asset value, end of period ..................................   $  18.10
                                                                    ========
Total return ....................................................      16.12%++
                                                                    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $252,022
Ratio of operating expenses to average net assets ...............       0.95%+
Ratio of net investment income to average net assets ............       0.15%+
Portfolio turnover rate .........................................         55%

--------------
 *  The Mid-Cap Growth Series commenced operations on August 14, 1998.
 +  Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      PERIOD
                                                                      ENDED
                                                                   12/31/98*#
                                                                   ----------
Net asset value, beginning of period ............................   $  17.75
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.02
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       2.56
                                                                    --------
Total from investment operations ................................       2.58
                                                                    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.01)
Distributions in excess of net investment income ................      (0.01)
                                                                    --------
Total distributions .............................................      (0.02)
                                                                    --------
Net asset value, end of period ..................................   $  20.31
                                                                    ========
Total return ....................................................      14.54%++
                                                                    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $613,771
Ratio of operating expenses to average net assets ...............       0.94%+
Ratio of net investment income to average net assets ............       0.23%+
Portfolio turnover rate .........................................         35%

--------------
 *  The Research Series commenced operations on August 14, 1998.
 +  Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     PERIOD
                                                                     ENDED
                                                                   12/31/98*#
                                                                   ----------
Net asset value, beginning of period ............................   $  14.88
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.17
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       0.86
                                                                    --------
Total from investment operations ................................       1.03
                                                                    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.11)
                                                                    --------
Net asset value, end of period ..................................   $  15.80
                                                                    ========
Total return ....................................................       6.90%++
                                                                    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $453,093
Ratio of operating expenses to average net assets ...............       0.98%+
Ratio of net investment income to average net assets ............       2.95%+
Portfolio turnover rate .........................................         37%

--------------
 *  The Total Return Series commenced operations on August 14, 1998.
 +  Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                  THE GCG TRUST
                             GROWTH & INCOME SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     PERIOD
                                                                     ENDED
                                                                   12/31/98*#
                                                                   ----------
Net asset value, beginning of period ............................   $  14.24
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.09
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       1.36
                                                                    --------
Total from investment operations ................................       1.45
                                                                    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.07)
                                                                    --------
Net asset value, end of period ..................................   $  15.62
                                                                    ========
Total return ....................................................      10.19%++
                                                                    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $298,839
Ratio of operating expenses to average net assets ...............       1.08%+
Ratio of net investment loss to average net assets ..............       1.86%+
Portfolio turnover rate .........................................         92%

--------------
 *  The Growth & Income Series commenced operations on August 14, 1998.
 +  Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                  THE GCG TRUST
                              VALUE + GROWTH SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      PERIOD
                                                                      ENDED
                                                                   12/31/98*#
                                                                   ----------
Net asset value, beginning of period ............................   $  13.63
                                                                    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .............................................      (0.03)
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       2.02
                                                                    --------
Total from investment operations ................................       1.99
                                                                    --------
Net asset value, end of period ..................................   $  15.62
                                                                    ========
Total return ....................................................      14.60%++
                                                                    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................   $231,216
Ratio of operating expenses to average net assets ...............       1.09%+
Ratio of net investment loss to average net assets ..............      (0.58)%+
Portfolio turnover rate .........................................         88%

--------------
 *  The Value + Growth Series commenced operations on August 14, 1998.
 +  Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                       PERIOD
                                                                       ENDED
                                                                    12/31/98*#
                                                                    ----------
Net asset value, beginning of period ............................    $ 10.47
                                                                     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................................       0.09
Net realized and unrealized gain on investments and foreign
  currencies ....................................................       0.74
                                                                     -------
Total from investment operations ................................       0.83
                                                                     -------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................      (0.09)
Dividends in excess of net investment income ....................      (0.04)
Distributions from capital gains ................................       --
                                                                     -------
Total distributions .............................................      (0.13)
                                                                     -------
Net asset value, end of period ..................................    $ 11.17
                                                                     =======
Total return ....................................................       7.99%++
                                                                     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................    $21,932
Ratio of operating expenses to average net assets ...............       1.74%+
Ratio of net investment loss to average net assets ..............       2.37%+
Portfolio turnover rate .........................................         25%

--------------
 * The Global Fixed Income Series commenced operations on August 14, 1998. + Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                                        THE GCG TRUST
                                                   MARKET MANAGER SERIES**

                            FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                            YEAR               YEAR               YEAR               YEAR            PERIOD
                                            ENDED              ENDED              ENDED              ENDED            ENDED
                                           12/31/98           12/31/97           12/31/96           12/31/95         12/31/94*
                                           --------           --------           --------           --------         ---------
Net asset value, beginning of period ....   $16.47             $13.22             $12.03             $10.02           $10.00
                                            ------             ------             ------             ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................     0.32               0.36               0.46               0.37             0.02
Net realized and unrealized gain on
  investments and foreign currencies ....     3.69               4.11               1.89               2.06             0.02
                                            ------             ------             ------             ------           ------
Total from investment operations ........     4.01               4.47               2.35               2.43             0.04
                                            ------             ------             ------             ------           ------
LESS DISTRIBUTIONS:
Dividends from net investment income ....    (0.32)             (0.36)             (0.46)             (0.37)           (0.02)
Distributions from capital gains ........    (0.54)             (0.86)             (0.70)             (0.05)            --
Distributions in excess of capital
  gains .................................    0.00#               --                 --                 --               --
                                            ------             ------             ------             ------           ------
Total distributions .....................    (0.86)             (1.22)             (1.16)             (0.42)           (0.02)
                                            ------             ------             ------             ------           ------
Net asset value, end of period ..........   $19.62             $16.47             $13.22             $12.03           $10.02
                                            ======             ======             ======             ======           ======
Total return ............................    24.55%             33.82%             19.40%             24.33%            0.44%+
                                            ======             ======             ======             ======           ======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....   $8,139             $6,791             $5,585             $5,952           $2,754
Ratio of operating expenses to average
  net assets ............................     1.01%              1.01%              1.02%              0.89%            --
Decrease reflected in above expense
  ratio due to expense limitations ......     --                 --                 --                 0.13%            0.13%+
Ratio of net investment income to
  average net assets ....................     1.78%              2.19%              3.06%              3.42%            0.65%+
Portfolio turnover rate .................     --                 --                 --                    5%            --

--------------
 *  The Market Manager Series commenced operations on November 14, 1994.
**  On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From March
    3, 1997 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to March 3, 1997, the Series had been advised by other Portfolio Managers.
 +  Non-annualized
 #  Amount represents less than $0.01 per share.

                                  See Notes to Financial Statements.

---------------------------------------
  Financial Highlights
---------------------------------------

                                                        THE GCG TRUST
                                                     LIQUID ASSET SERIES*

                            FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                              YEAR               YEAR               YEAR               YEAR             YEAR
                                              ENDED              ENDED              ENDED              ENDED             ENDED
                                            12/31/98           12/31/97           12/31/96           12/31/95         12/31/94
                                            --------           --------           --------           --------         --------
Net asset value, beginning of period ....   $   1.00           $  1.00            $  1.00            $  1.00          $  1.00
                                            --------           -------            -------            -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................      0.050             0.050              0.049              0.054            0.040
                                            --------           -------            -------            -------          -------
LESS DISTRIBUTIONS:
Dividends from net investment income ....     (0.050)           (0.050)            (0.049)            (0.054)          (0.040)
                                            --------           -------            -------            -------          -------
Net asset value, end of period ..........   $   1.00           $  1.00            $  1.00            $  1.00          $  1.00
                                            ========           =======            =======            =======          =======
Total return ............................       5.13%             5.07%              5.01%              5.51%            3.89%
                                            ========           =======            =======            =======          =======
RATIOS TO AVERAGE
  NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....   $211,730           $59,453            $39,096            $38,589          $46,122
Ratio of operating expenses to average
  net assets ............................       0.59%             0.61%              0.61%              0.61%            0.61%
Ratio of net investment income to
  average net assets ....................       4.92%             4.99%              4.89%              5.39%            3.89%

--------------
*  On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Series. From August 13,
   1996 to January 1, 1998, Equitable Investment Services, Inc., an affiliate of IIM, was the Portfolio Manager of the
   Series. Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.

                                              See Notes to Financial Statements.

---------------------------------------
  Portfolio of Investments
---------------------------------------

                                     THE GCG TRUST
                               MULTIPLE ALLOCATION SERIES
                                   DECEMBER 31, 1998

                                                                              VALUE
    SHARES                                                                   (NOTE 1)
    ------                                                                   --------
COMMON STOCKS -- 39.4%
  AEROSPACE/DEFENSE -- 0.9%
     25,600   General Motors Corporation, Class H .....................     $  1,016,000
     16,600   Goodrich (B.F.) Company .................................          595,525
     10,900   Northrop Grumman Corporation ............................          797,063
                                                                            ------------
                                                                               2,408,588
                                                                            ------------
  AGRICULTURAL EQUIPMENT/MATERIALS -- 0.3%
     37,000   IMC Global Inc. .........................................          790,875
                                                                            ------------
  APPAREL -- 0.5%
     17,700   VF Corporation ..........................................          829,688
     26,400   The Warnaco Group, Inc., Class A ........................          666,600
                                                                            ------------
                                                                               1,496,288
                                                                            ------------
  AUTOMOTIVE -- 1.8%
     25,189   DaimlerChrysler AG+ .....................................        2,419,718
     26,700   Dana Corporation ........................................        1,091,362
     25,500   Ford Motor Company ......................................        1,496,531
                                                                            ------------
                                                                               5,007,611
                                                                            ------------
  BANKS -- 0.7%
     19,600   Astoria Financial Corporation ...........................          896,700
     18,900   BankAmerica Corporation .................................        1,136,363
                                                                            ------------
                                                                               2,033,063
                                                                            ------------
  BASIC INDUSTRIES -- 1.2%
     22,000   AK Steel Holding Corporation ............................          517,000
     21,500   Alcan Aluminum Ltd. .....................................          581,844
     17,800   British Steel PLC, ADR ..................................          260,325
     24,800   Reynolds Metals Company .................................        1,306,650
     22,100   USX-US Steel Group, Inc. ................................          508,300
                                                                            ------------
                                                                               3,174,119
                                                                            ------------
  BIO TECHNOLOGY -- 0.3%
      8,600   Amgen, Inc.+ ............................................          899,238
                                                                            ------------
  BUILDING MATERIALS -- 0.1%
      8,900   Lafarge Corporation .....................................          360,450
                                                                            ------------
  CHEMICALS -- 0.1%
     14,700   Millennium Chemicals Inc. ...............................          292,162
      3,800   Wellman, Inc. ...........................................           38,713
                                                                            ------------
                                                                                 330,875
                                                                            ------------
  COMMERCIAL SERVICES -- 0.1%
     16,300   Ogden Corporation .......................................          408,519
                                                                            ------------
  CONSUMER GOODS -- DURABLES -- 0.8%
     21,400   Cooper Tire and Rubber Company ..........................          437,362
     17,700   Maytag Corporation ......................................        1,101,825
     13,300   Whirlpool Corporation ...................................          736,488
                                                                            ------------
                                                                               2,275,675
                                                                            ------------
  DOMESTIC INVESTMENT COMPANIES -- 0.4%
     13,400   Blackrock Strategic Term Trust, Inc. ....................          123,112
     13,400   Blackrock 2001 Term Trust, Inc. .........................          120,600
     19,900   Gabelli Equity Trust, Inc. ..............................          230,094
     23,400   Gabelli Global Multimedia Trust, Inc. ...................          255,938
     24,235   Royce Value Trust .......................................          333,231
                                                                            ------------
                                                                               1,062,975
                                                                            ------------
  DRUGS -- 0.4%
     15,300   Warner-Lambert Company ..................................        1,150,369
                                                                            ------------
  ELECTRONICS -- 0.3%
     13,100   Avnet, Inc. .............................................          784,363
                                                                            ------------
  ENGINEERING/CONSTRUCTION -- 0.4%
     25,300   Fluor Corporation .......................................        1,076,831
                                                                            ------------
  FINANCIAL SERVICES -- 2.7%
     17,957   Bear Stearns Companies, Inc. ............................          671,143
     15,687   Charter One Financial, Inc. .............................          435,314
     19,100   Countrywide Credit Industries, Inc. .....................          958,581
     22,200   Edwards (A.G.), Inc. ....................................          826,950
     10,800   GATX Corporation ........................................          409,050
      8,700   Morgan (J.P.) & Company .................................          914,044
     18,700   Morgan Stanley, Dean Witter, Discover and Company .......        1,327,700
      8,100   PIMCO Advisors ..........................................          252,113
     31,000   Paine Webber Group Inc. .................................        1,197,375
     13,800   Quinenco S.A., ADR ......................................          110,400
     16,800   Ryder Systems, Inc. .....................................          436,800
                                                                            ------------
                                                                               7,539,470
                                                                            ------------
  FOOD AND BEVERAGES -- 0.4%
     18,000   Coors (Adolph) Company, Class B .........................        1,015,875
                                                                            ------------
  FOREIGN INVESTMENT FUNDS -- 0.9%
     14,307   Central European Equity Fund ............................          190,462
     12,400   Emerging Markets Telecommunications Fund ................          110,825
     38,000   Emerging Markets Infrastructure Fund, Inc. ..............          275,500
      9,800   France Growth Fund, Inc. ................................          133,525
      6,700   Italy Fund, Inc. ........................................          100,500
     25,700   Mexico Fund .............................................          287,519
     21,600   Morgan Stanley Emerging Markets Fund, Inc. ..............          175,500
     16,000   Morgan Stanley India Investment Fund, Inc. ..............          108,000
     12,800   Portugal Fund, Inc. .....................................          200,000
     23,000   Scudder New Europe Fund .................................          405,375
     26,000   Swiss Helvetia Fund .....................................          416,000
                                                                            ------------
                                                                               2,403,206
                                                                            ------------
  HOMEBUILDING -- 0.1%
     11,900   Kaufman & Broad Home Corporation ........................          342,125
                                                                            ------------
  INSURANCE -- 3.1%
     42,900   Allstate Corporation ....................................        1,657,012
     21,200   CIGNA Corporation .......................................        1,639,025
     30,300   Conseco, Inc. ...........................................          926,044
     15,500   Loews Corporation .......................................        1,522,875
     26,400   Old Republic International Corporation ..................          594,000
     15,000   Orion Capital Corporation ...............................          597,187
     16,100   Provident Companies, Inc. ...............................          668,150
     22,800   Reliance Group Holdings, Inc. ...........................          293,550
     11,900   ReliaStar Financial Corporation .........................          548,887
     11,000   Selective Insurance Group, Inc. .........................          221,375
                                                                            ------------
                                                                               8,668,105
                                                                            ------------
  LEISURE -- 0.5%
     35,700   Royal Caribbean Cruises Ltd. ............................        1,320,900
                                                                            ------------
  MARINE TRANSPORTATION -- 0.1%
      7,700   Sea Containers, Ltd., Class A ...........................          230,519
                                                                            ------------
  MEDICAL SUPPLIES & SERVICES -- 0.4%
     13,200   McKesson Corporation ....................................        1,043,625
                                                                            ------------
  OIL AND GAS -- EQUIPMENT AND SERVICES -- 0.4%
     18,600   Tidewater Inc. ..........................................          431,288
     23,200   Transocean Offshore Inc. ................................          622,050
                                                                            ------------
                                                                               1,053,338
                                                                            ------------
  OIL AND GAS EXTRACTION -- 0.8%
      8,600   Equitable Resources Inc. ................................          250,475
     18,100   PennzEnergy Company .....................................          295,256
     23,300   Santa Fe International Corporation ......................          340,762
     47,000   Y.P.F. Sociedad Anonima, ADR ............................        1,313,063
                                                                            ------------
                                                                               2,199,556
                                                                            ------------
  PAPER AND FOREST PRODUCTS -- 0.6%
     33,400   Bowater Inc. ............................................        1,386,100
     14,700   Mead Corporation ........................................          430,894
                                                                            ------------
                                                                               1,816,994
                                                                            ------------
  PETROLEUM -- 1.1%
     19,200   Ashland Inc. ............................................          928,800
     20,000   Occidental Petroleum Corporation ........................          337,500
     18,100   Pennzoil-Quaker State Company+ ..........................          268,106
     24,700   Sunoco, Inc. ............................................          890,744
     19,700   USX-Marathon Group ......................................          593,463
                                                                            ------------
                                                                               3,018,613
                                                                            ------------
  PRODUCER/MANUFACTURING -- 2.4%
     11,700   Aeroquip-Vickers Inc. ...................................          350,269
     13,200   Borg-Warner Automotive, Inc. ............................          735,900
     20,500   Cummins Engine Company, Inc. ............................          727,750
      8,400   Dexter Corporation ......................................          264,075
     22,800   Fortune Brands, Inc. ....................................          721,050
     13,200   Johnson Controls Inc. ...................................          778,800
     14,700   Kennametal Inc. .........................................          312,375
     24,100   Herman Miller, Inc. .....................................          647,687
     16,400   Milacron Inc. ...........................................          315,700
      8,300   PACCAR Inc. .............................................          341,338
     32,000   Timken Company ..........................................          604,000
     23,800   Trinity Industries, Inc. ................................          916,300
                                                                            ------------
                                                                               6,715,244
                                                                            ------------
  REAL ESTATE INVESTMENT TRUST -- 0.5%
     10,500   Camden Property Trust ...................................          273,000
     19,100   Crescent Real Estate Equities Company ...................          439,300
      9,700   Felcor Suite Hotels Inc. ................................          223,706
      6,720   New Plan Excel Realty Trust .............................          149,100
      8,500   Reckson Associates Realty Corporation ...................          188,594
                                                                            ------------
                                                                               1,273,700
                                                                            ------------
  RECREATIONAL PRODUCTS/TOYS -- 0.3%
     11,100   Brunswick Corporation ...................................          274,725
     16,200   Fleetwood Enterprises, Inc. .............................          562,950
                                                                            ------------
                                                                                 837,675
                                                                            ------------
  RESTAURANTS -- 0.2%
     11,300   Bob Evans Farms, Inc. ...................................          294,506
     18,600   Wendy's International Inc. ..............................          405,713
                                                                            ------------
                                                                                 700,219
                                                                            ------------
  RETAIL, TRADE AND SERVICES -- 1.5%
     26,300   The Home Depot, Inc. ....................................        1,609,231
     17,100   Pier 1 Imports, Inc. ....................................          165,656
     12,900   Premark International, Inc. .............................          446,663
     10,400   Ross Stores Inc. ........................................          409,500
     10,700   Saks Incorporated+ ......................................          337,719
     42,300   Supervalu, Inc. .........................................        1,184,400
                                                                            ------------
                                                                               4,153,169
                                                                            ------------
  TECHNOLOGY -- 4.3%
     10,200   Applied Materials Inc. ..................................          435,412
     12,000   Cisco Systems, Inc.+ ....................................        1,113,750
     34,372   Compaq Computer Corporation .............................        1,441,476
     51,800   Dell Computer Corporation ...............................        3,791,112
     15,600   EMC Corporation+ ........................................        1,326,000
     14,000   Intel Corporation .......................................        1,659,875
     16,300   Microsoft Corporation+ ..................................        2,260,606
                                                                            ------------
                                                                              12,028,231
                                                                            ------------
  TELECOMMUNICATIONS -- 3.9%
     29,500   AT&T Corporation ........................................        2,219,875
     13,400   BCE, Inc. ...............................................          508,362
     13,100   Lucent Technologies Inc. ................................        1,441,000
     34,200   MCI WorldCom, Inc.+ .....................................        2,453,850
     17,400   Telebras, ADR ...........................................        1,264,763
     24,400   Telefonaktiebolaget LM Ericsson, ADR ....................          584,075
     25,500   Telefonica de Argentina S.A., ADR .......................          712,406
      3,060   Telefonica de Espana, ADR ...............................          414,247
     27,600   Telefonos de Mexico S.A., ADR ...........................        1,343,775
                                                                            ------------
                                                                              10,942,353
                                                                            ------------
  TEXTILES -- 0.5%
     25,200   Interface, Inc. .........................................          233,888
     43,000   Shaw Industries, Inc. ...................................        1,042,750
                                                                            ------------
                                                                               1,276,638
                                                                            ------------
  TOBACCO -- 0.1%
      7,400   Universal Corporation ...................................          259,925
                                                                            ------------
  TRANSPORTATION -- 2.2%
     18,600   Airborne Freight Corporation ............................          670,762
     14,300   AMR Corporation .........................................          849,062
     50,800   Burlington Northern Santa Fe Corporation ................        1,714,500
     28,100   CNF Transportation Inc. .................................        1,055,506
     14,800   Canadian Pacific, Ltd. ..................................          279,350
      4,380   FDX Corporation+ ........................................          389,820
     29,500   Southwest Airlines Company ..............................          661,906
     19,000   US Freightways Corporation ..............................          553,375
                                                                            ------------
                                                                               6,174,281
                                                                            ------------
  UTILITIES -- 4.1%
     18,200   Central & South West Corporation ........................          499,362
     15,100   CMS Energy Corporation ..................................          731,406
     13,800   Consolidated Edison Inc. ................................          729,675
     21,800   DTE Energy Company ......................................          934,675
     33,600   Edison International ....................................          936,600
     19,800   Energy East Corporation .................................        1,118,700
     29,300   GPU, Inc. ...............................................        1,294,694
     36,000   PECO Energy Company .....................................        1,498,500
     33,400   PG&E Corporation ........................................        1,052,100
      5,700   Pinnacle West Capital Corporation .......................          241,537
     16,400   Public Service Company of New Mexico ....................          335,175
     41,500   Unicom Corporation ......................................        1,600,344
     11,200   UtiliCorp United, Inc. ..................................          410,900
                                                                            ------------
                                                                              11,383,668
                                                                            ------------
              Total Common Stocks
                (Cost $96,382,662) ....................................      109,657,268
                                                                            ------------
     PRINCIPAL
      AMOUNT
     ---------
U.S. TREASURY OBLIGATIONS -- 47.0%
  U.S. TREASURY BONDS -- 10.4%
$ 6,000,000   10.750% due 05/15/2003 ..................................        7,402,560
  3,300,000   6.500% due 11/15/2026 ...................................        3,846,117
 15,400,000   6.375% due 08/15/2027 ...................................       17,673,040
                                                                            ------------
                                                                              28,921,717
                                                                            ------------
  U.S. TREASURY NOTES -- 36.6%
 31,000,000   6.250% due 08/31/2000 ...................................       31,792,360
 13,500,000   7.500% due 02/15/2005 ...................................       15,464,385
  3,100,000   6.500% due 05/15/2005 ...................................        3,398,189
 21,800,000   6.875% due 05/15/2006 ...................................       24,705,722
 13,900,000   6.500% due 10/15/2006 ...................................       15,465,001
  9,600,000   6.625% due 05/15/2007 ...................................       10,822,464
                                                                            ------------
                                                                             101,648,121
                                                                            ------------
              Total U.S. Treasury Obligations
                (Cost $123,648,623) ...................................      130,569,838
                                                                            ------------
COMMERCIAL PAPER -- 12.7%
$12,200,000   Goldman Sachs,
                5.478%++ due 01/04/1999 ...............................     $ 12,194,866
 10,000,000   Marsh & McLennan,
                5.587%++ due 01/05/1999 ...............................        9,993,945
 10,000,000   General Motors Corporation,
                5.587%++ due 01/06/1999 ...............................        9,992,333
  3,000,000   Ford Motor Corporation,
                5.813%++ due 01/07/1999 ...............................        2,997,175
                                                                            ------------
              Total Commercial Paper
                (Cost $35,178,318) ....................................       35,178,319
                                                                            ------------
TOTAL INVESTMENTS (COST $255,209,603*) ........................   99.1%      275,405,425
OTHER ASSETS AND LIABILITIES (NET) ............................    0.9         2,669,065
                                                                 -----      ------------
NET ASSETS ....................................................  100.0%     $278,074,490
                                                                 =====      ============
-----------------
 * Aggregate cost for Federal tax purposes was $255,521,228.
 + Non-income producing security.
++ Annualized yield at date of purchase.

----------------------------------------------------------------------------------------
                                    GLOSSARY OF TERMS
                           ADR -- American Depository Receipt
----------------------------------------------------------------------------------------

                           See Notes to Financial Statements.

---------------------------------------
  Portfolio of Investments
---------------------------------------

                                      THE GCG TRUST
                                  FULLY MANAGED SERIES
                                    DECEMBER 31, 1998

                                                                              VALUE
    SHARES                                                                   (NOTE 1)
    ------                                                                   --------
COMMON STOCKS -- 50.1%
  BANKS -- 0.1%
         57   Bank International Settlements America ..................     $    363,123
                                                                            ------------
  BUILDING/CONSTRUCTION -- 0.4%
     58,000   Johns Manville Corporation ..............................          953,375
                                                                            ------------
  CONSUMER DURABLES -- 1.3%
     48,000   Corning Inc. ............................................        2,160,000
     51,000   Polaroid Corporation ....................................          953,063
                                                                            ------------
                                                                               3,113,063
                                                                            ------------
  CONSUMER PRODUCTS -- 2.3%
     10,000   Cross (A.T.) Company, Class A ...........................           53,750
     29,500   Hanson PLC, ADR .........................................        1,150,500
     81,500   Philip Morris Companies, Inc. ...........................        4,360,250
                                                                            ------------
                                                                               5,564,500
                                                                            ------------
  DIVERSIFIED HOLDINGS -- 0.1%
     44,688   BTR PLC .................................................           92,132
    135,000   Lonrho Africa PLC+ ......................................          124,574
                                                                            ------------
                                                                                 216,706
                                                                            ------------
  ELECTRICAL EQUIPMENT -- 0.1%
     19,000   Exide Corporation .......................................          308,750
                                                                            ------------
  ENERGY AND UTILITIES -- 7.1%
    176,500   First Energy Corporation+ ...............................        5,747,281
     97,900   Kansas City Power & Light Company .......................        2,900,288
     12,500   Nevada Power Company ....................................          325,000
    388,000   Niagara Mohawk Power Corporation ........................        6,256,500
     56,000   Unicom Corporation ......................................        2,159,500
                                                                            ------------
                                                                              17,388,569
                                                                            ------------
  EXPLORATION AND PRODUCTION -- 1.7%
      7,500   Mitchell Energy & Development Corporation, Class A ......           85,781
    193,100   Mitchell Energy & Development Corporation, Class B ......        2,244,788
     62,700   Oryx Energy Company+ ....................................          842,531
     33,000   Unocal Corporation ......................................          963,188
                                                                            ------------
                                                                               4,136,288
                                                                            ------------
  FINANCIAL SERVICES -- 0.8%
     15,000   Fund American Enterprise Holdings .......................        2,100,938
                                                                            ------------
  FOOD -- PROCESSING -- 0.5%
     40,000   McCormick & Company, Inc. ...............................        1,352,500
                                                                            ------------
  FOREST PRODUCTS AND PAPER -- 0.8%
     20,000   Georgia-Pacific Corporation .............................          476,250
     28,000   Weyerhaeuser Company ....................................        1,422,750
                                                                            ------------
                                                                               1,899,000
                                                                            ------------
  GENERAL MERCHANDISER -- 0.5%
     38,000   Hills Stores Company+ ...................................           54,625
     24,000   Penney (J.C.) Company, Inc. .............................        1,125,000
                                                                            ------------
                                                                               1,179,625
                                                                            ------------
  HEALTH CARE -- 0.8%
    670,000   Smith & Nephew PLC ......................................        2,066,426
                                                                            ------------
  HOTELS -- 0.6%
    124,000   Circus Circus Enterprises Inc.+ .........................        1,418,250
                                                                            ------------
  INSURANCE -- 6.3%
     11,500   Aetna Inc. ..............................................          904,188
     77,500   Leucadia National Corporation ...........................        2,441,250
    109,500   Loews Corporation .......................................       10,758,375
     21,000   Unitrin, Inc. ...........................................        1,506,750
                                                                            ------------
                                                                              15,610,563
                                                                            ------------
  LEISURE ENTERTAINMENT -- 0.5%
     31,000   Readers Digest Association, Inc., Class A ...............          780,812
     15,100   Readers Digest Association, Inc., Class B ...............          364,287
                                                                            ------------
                                                                               1,145,099
                                                                            ------------
  MEDIA -- COMMUNICATIONS -- 7.0%
     92,500   Chris-Craft Industries Inc. .............................        4,457,344
     35,000   Meredith Corporation ....................................        1,325,625
    125,000   New York Times Company, Class A .........................        4,335,937
     12,500   Washington Post Company, Class B ........................        7,224,219
                                                                            ------------
                                                                              17,343,125
                                                                            ------------
  MINING -- 2.6%
    167,166   Homestake Canada, Inc. ..................................        1,511,457
     40,534   Homestake Mining Company ................................          372,406
    190,000   Lonrho PLC ..............................................        1,010,892
    189,000   Newmont Mining Corporation ..............................        3,413,812
                                                                            ------------
                                                                               6,308,567
                                                                            ------------
  PAPER AND ALLIED PRODUCTS -- 2.2%
    287,000   Domtar Inc. .............................................        1,686,125
    384,000   MacMillan Bloedel Ltd ...................................        3,840,000
                                                                            ------------
                                                                               5,526,125
                                                                            ------------
  PETROLEUM -- DOMESTIC -- 6.4%
    198,500   Amerada Hess Corporation ................................        9,875,375
     24,500   Atlantic Richfield Company ..............................        1,598,625
     15,300   Kerr-McGee Corporation ..................................          585,225
     88,000   Murphy Oil Corporation ..................................        3,630,000
                                                                            ------------
                                                                              15,689,225
                                                                            ------------
  PETROLEUM -- INTERNATIONAL -- 1.4%
     65,000   Texaco Inc. .............................................        3,436,875
                                                                            ------------
  PHARMACEUTICALS -- 0.2%
      8,000   Schering-Plough Corporation .............................          442,000
                                                                            ------------
  SPECIALTY CHEMICALS -- 3.0%
     47,000   English China Clays PLC .................................          129,329
     85,000   Great Lakes Chemical Corporation ........................        3,400,000
     55,000   Imperial Chemical Industries PLC, ADR ...................        1,921,562
    137,500   Octel Corporation+ ......................................        1,907,813
                                                                            ------------
                                                                               7,358,704
                                                                            ------------
  SPECIALTY MERCHANDISERS -- 1.5%
        600   Nine West Group Inc.+ ...................................            9,337
    585,500   Petrie Stores Corporation+ ..............................        1,207,594
     77,000   Reebok International Ltd.+ ..............................        1,145,375
     87,000   Toys R Us Inc.+ .........................................        1,468,125
                                                                            ------------
                                                                               3,830,431
                                                                            ------------
  TRANSPORTATION SERVICES -- 1.9%
     80,000   Canadian Pacific Ltd. ...................................        1,510,000
     82,000   Overseas Shipholding Group Inc. .........................        1,317,125
     40,000   Union Pacific Corporation ...............................        1,835,000
                                                                            ------------
                                                                               4,662,125
                                                                            ------------
              Total Common Stocks
                (Cost $112,259,291) ...................................      123,413,952
                                                                            ------------
PREFERRED STOCKS -- 5.3%
  ELECTRIC UTILITIES -- 1.3%
     18,000   Cleveland Electric Illuminating Company, Prfd., Series L.        1,815,750
        150   Cleveland Electric Illuminating Company, Prfd., Series R.          159,750
        350   Cleveland Electric Illuminating Company, Prfd., Series S.          372,750
      8,772   Entergy Gulf States Utilities Inc., Prfd., Series B .....          440,793
      3,000   Niagara Mohawk Power Corporation, Prfd., Series B .......           76,313
      8,500   Niagara Mohawk Power Corporation, Prfd., Series C .......          215,953
                                                                            ------------
                                                                               3,081,309
                                                                            ------------
  FINANCIAL -- 0.9%
     40,000   Kemper Corporation, Series E, Conv. Prfd.** .............        2,080,000
      9,200   Reckson Associates Realty Corporation, Series A, Conv.
                Prfd. .................................................          194,350
                                                                            ------------
                                                                               2,274,350
                                                                            ------------
  INDUSTRIAL -- 0.4%
     17,400   Sealed Air Corporation, Prfd., Series A, Conv. Prfd. ....          902,625
      3,000   Unocal Capital Trust, Conv. Prfd. .......................          146,625
                                                                            ------------
                                                                               1,049,250
                                                                            ------------
  REAL ESTATE -- 2.2%
    125,000   Rouse Company, Class B, Conv. Prfd. .....................        5,421,875
                                                                            ------------
  TRANSPORTATION -- 0.5%
     26,000   Union Pacific Capital Trust, Conv. Prfd.** ..............        1,192,750
                                                                            ------------
              Total Preferred Stocks
                (Cost $12,480,660) ....................................       13,019,534
                                                                            ------------
     PRINCIPAL
      AMOUNT
     ---------
CONVERTIBLE BONDS AND NOTES -- 19.8%
  AUTOMOBILE PARTS -- 0.7%
              Pep Boys -- Manny, Moe & Jack, Conv.:
$ 1,150,000     4.000% due 09/01/1999 .................................        1,135,625
  1,210,000     Zero coupon due 09/20/2011 ............................          627,688
                                                                            ------------
                                                                               1,763,313
                                                                            ------------
  COMMERCIAL SERVICES -- 0.0%#
    100,000   Ogden Corporation, Conv.,
                5.750% due 10/20/2002 .................................           95,750
                                                                            ------------
  EXPLORATION & PRODUCTION -- 0.1%
    175,000   Oryx Energy Co., Conv.,
                7.500% due 05/15/2014 .................................          173,688
                                                                            ------------
  FINANCIAL SERVICES -- 1.1%
  1,850,000   Lonrho PLC, Conv.,
                6.000% due 02/27/2004 .................................        2,652,968
                                                                            ------------
  HOTELS/MOTELS -- 1.4%
  1,960,000   Hilton Hotels Corp.,
                5.000% due 05/15/2006 .................................        1,795,850
  2,370,000   Marriott International, Inc., Conv.,
                Zero coupon due 03/25/2011 ............................        1,543,462
                                                                            ------------
                                                                               3,339,312
                                                                            ------------
  INDUSTRIAL -- 9.9%
  3,325,000   Chiron Corporation, Conv.,
                1.900% due 11/17/2000 .................................        3,349,937
    400,000   Clear Channel Communications, Conv.,
                2.625% due 04/01/2003 .................................          434,500
    547,000   Exide Corporation, Conv.,
                2.900% due 12/15/2005** ...............................          317,944
    520,000   Centocor, Inc., Conv.,
                4.750% due 02/15/2005 .................................          554,450
    600,000   George Weston, Ltd., Conv.,
                3.000% due 06/30/2023 .................................          339,307
              Inco Ltd., Conv.:
  4,050,000     5.750% due 07/01/2004 .................................        3,518,437
  1,100,000     7.750% due 03/15/2016 .................................          979,000
  3,420,000   Loews Corporation, Conv.,
                3.125% due 09/15/2007 .................................        2,710,350
  1,725,000   National Semiconductor, Conv.,
                6.500% due 10/01/2002 .................................        1,509,375
    215,000   Nedlloyd Groep, Conv.,
                4.250% due 03/15/2001 .................................          124,168
  1,010,000   News America Holdings, Conv.,
                Zero coupon due 03/11/2013 ............................          582,012
    240,000   Peninsular & Oriental, Conv.,
                7.250% due 05/19/2003 .................................          442,432
  1,325,000   Phycor Inc., Conv.,
                4.500% due 02/15/2003 .................................          813,219
  2,845,000   Roche Holdings Inc., Conv.,
                Zero coupon due 05/06/2012** ..........................        1,497,181
  2,235,000   Teck Corporation, Conv.,
                3.750% due 07/15/2006 .................................        1,458,338
    400,000   Thomas Nelson Inc., Conv.,
                5.750% due 11/30/1999** ...............................          404,000
 11,725,000   Times Mirror Company, Conv.,
                Zero coupon due 04/15/2017 ............................        5,232,281
                                                                            ------------
                                                                              24,266,931
                                                                            ------------
  MINING -- 1.5%
              Homestake Mining Company, Conv.:
    810,000     5.500% due 06/23/2000 .................................          775,575
  3,110,000     5.500% due 06/23/2000** ...............................        2,977,825
                                                                            ------------
                                                                               3,753,400
                                                                            ------------
  MUNICIPAL -- 0.6%
  1,225,000   California State,
                5.250% due 10/01/2011 .................................        1,332,188
                                                                            ------------
  PETROLEUM -- 0.0%#
    104,000   Shell Oil Company, Conv.,
                7.250% due 02/15/2002 .................................          104,130
                                                                            ------------
  PHARMACEUTICALS -- 0.2%
    600,000   McKesson Corporation, Sub. Conv.,
                4.500% due 03/01/2004 .................................          564,000
                                                                            ------------
  REAL ESTATE -- 0.8%
  1,980,000   Rouse Company, Conv.,
                5.750% due 07/23/2002 .................................        2,054,250
                                                                            ------------
  RETAIL -- SPECIAL LINE -- 0.4%
  1,305,000   Nine West Group, Inc., Conv.,
                5.500% due 07/15/2003 .................................        1,027,688
                                                                            ------------
  TELECOMMUNICATIONS -- 2.0%
  1,000,000   Motorola, Inc., Conv.,
                Zero coupon due 09/27/2013 ............................          738,750
 10,135,000   U.S. Cellular Corporation, Conv.,
                Zero coupon due 06/15/2015 ............................        4,231,363
                                                                            ------------
                                                                               4,970,113
                                                                            ------------
  UTILITIES -- 1.1%
  1,245,000   Bellsouth Telecommunications,
                5.850% due 11/15/2045 .................................        1,262,119
  1,450,000   Potomac Electric Power Corporation, Conv.,
                5.000% due 09/01/2002 .................................        1,406,500
                                                                            ------------
                                                                               2,668,619
                                                                            ------------
              Total Convertible Bonds and Notes
                (Cost $48,829,717) ....................................       48,766,350
                                                                            ------------
CORPORATE NOTE -- 0.3%
  (Cost $751,013)
    750,000   First National Bank of Chicago Note,
                5.750%++ due 05/10/1999 ...............................          750,937
                                                                            ------------
GOVERNMENT BOND -- 1.1%
  (Cost $2,399,691)
  2,615,000   France Telecom.,
                2.000% due 01/01/2004 .................................        2,830,738
                                                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.5%
              Federal Home Loan Bank,
  1,487,000     3.423%++ due 01/04/1999 ...............................        1,486,442
  1,000,000     7.190% due 04/27/2001 .................................        1,049,640
    500,000   Federal National Mortgage Association,
                6.375% due 01/16/2002 .................................          518,970
              Tennessee Valley Authority Power,
  7,000,000     5.880% due 04/01/2036 .................................        7,446,250
  1,400,000     5.980% due 04/01/2036 .................................        1,415,750
  3,900,000     6.235% due 07/15/2045 .................................        4,099,875
                                                                            ------------
              Total U.S. Government Agency Obligations
                (Cost $15,528,774) ....................................       16,016,927
                                                                            ------------
U.S. TREASURY NOTES -- 4.5%
  4,000,000   5.500% due 02/28/1999 ...................................        3,996,662
  4,800,000   5.875% due 02/15/2000 ...................................        4,864,368
    500,000   6.125% due 07/31/2000 ...................................          511,270
    600,000   6.250% due 04/30/2001 ...................................          621,768
  1,100,000   6.250% due 10/31/2001 ...................................        1,147,410
                                                                            ------------
              Total U.S. Treasury Notes
                (Cost $11,038,380) ...................................        11,141,478
                                                                            ------------
COMMERCIAL PAPER -- 11.2%
  5,000,000   Bellsouth Telecommunications,
                5.100%++ due 01/21/1999 ...............................        5,000,000
  6,000,000   Equilon Enterprise,
                5.478%++ due 01/04/1999 ...............................        5,997,500
  3,000,000   FCAR Owner,
                5.159%++ due 01/19/1999 ...............................        2,992,455
  1,443,000   General Electric Capital,
                5.623%++ due 01/21/1999 ...............................        1,438,591
    315,000   International Lease Finance,
                5.175%+ due 02/22/1999 ................................          312,707
              Metlife Funding:
  7,455,000     5.343%+ due 01/15/1999 ................................        7,439,779
  1,340,000     5.460%+ due 01/22/1999 ................................        1,335,818
  2,950,000  Schering-Plough Corporation,
                5.342%++ due 01/15/1999 ...............................        2,943,920
                                                                            ------------
              Total Commercial Paper
                (Cost $27,460,770) ....................................       27,460,770
                                                                            ------------
CERTIFICATES OF DEPOSIT -- 0.6%
    250,000   BankBoston,
                5.740% due 04/15/1999 .................................          250,312
    250,000   Bank of Nova Scotia,
                5.750% due 04/27/1999 .................................          250,460
  1,000,000   Credit Agricole Indosuez,
                5.750%++ due 04/16/1999 ...............................        1,001,590
                                                                            ------------
              Total Certificates of Deposit
                (Cost $1,503,015) .....................................        1,502,362
                                                                            ------------

     NUMBER OF                                       EXPIRATION   STRIKE       VALUE
     CONTRACTS                                          DATE      PRICE       (NOTE 1)
PUT STOCK OPTIONS PURCHASED -- 0.1%
         21   Clear Channel,
                Class B ...........................  01/16/1999    $110     $      5,972
          8   Clear Channel Communication .........  01/16/1999     120            5,100
         40   International Business Machines
                Corporation, Class B ..............  01/16/1999     130              250
         40   Pharmacia & Upjohn, Class B .........  01/16/1999      50            1,000
         50   Reebok International, Class B .......  01/16/1999      35          101,250
         50   Schering-Plough Corporation,
                Class B ...........................  02/20/1999      53           16,250
         65   Time Warner Inc., Class B ...........  03/20/1999      50            8,937
         50   WorldCom, Class B ...................  01/16/1999      55              625
                                                                            ------------
              Total Put Stock Options Purchased
                (Cost $341,305) .......................................          139,384
                                                                            ------------
TOTAL INVESTMENTS (COST $232,592,616*) ........................   99.5%      245,042,432
OTHER ASSETS AND LIABILITIES (NET) ............................    0.5         1,153,218
                                                                  -----     ------------
NET ASSETS ...................................................... 100.0%    $246,195,650
                                                                  =====     ============

-----------------
 * Aggregate cost for Federal tax purposes was $232,646,241.
** Illiquid security (see Note 4).
 + Non-income producing security.
++ Annualized yield at date of purchase.
 # Amount represents less than 0.1%.

----------------------------------------------------------------------------------------
                                    GLOSSARY OF TERMS
                           ADR -- American Depository Receipt
----------------------------------------------------------------------------------------

---------------------------------------
  Portfolio of Investments
---------------------------------------

                                      THE GCG TRUST
                               LIMITED MATURITY BOND SERIES
                                    DECEMBER 31, 1998

     PRINCIPAL                                                                     VALUE
      AMOUNT                                                                      (NOTE 1)
     ---------                                                                    -------
CORPORATE BONDS -- 26.5%
  FINANCE, INSURANCE & REAL ESTATE -- 12.6%
$ 1,000,000   American General Finance Corporation,
                5.875% due 12/15/2005 .................................        $    997,500
  2,000,000   Aristar, Inc.,
                6.500% due 11/15/2003 .................................           2,087,500
    500,000   AT&T Capital Corporaton,
                6.520% due 05/14/1999 .................................             500,660
  2,000,000   CarrAmerica Realty Corporation,
                6.625% due 10/01/2000 .................................           1,992,500
  2,000,000   Chrysler Financial Corporation,
                5.850% due 01/26/2001 .................................           2,022,500
    530,000   First Fidelity Bancorp,
                9.625% due 08/15/1999 .................................             543,912
  2,245,000   Ford Motor Credit Company,
                6.550% due 09/10/2002 .................................           2,317,962
  1,000,000   General Electric Capital Corporation,
                6.150% due 11/05/2001 .................................           1,026,250
  2,000,000   Household Finance Corporation,
                5.875% due 09/25/2004 .................................           2,017,500
    490,000   KFW International Finance, Inc.,
                9.125% due 05/15/2001 .................................             530,425
    500,000   Lehman Brothers Holdings,
                6.625% due 12/27/2002 .................................             501,875
  1,500,000   Northern Trust Capital,
                5.868%+ due 01/15/2027 ................................           1,410,000
              Paine Webber Group, Inc.:
  1,320,000     8.250% due 05/01/2002 .................................           1,400,850
    350,000     6.125%+ due 07/24/2003 ................................             350,140
  1,000,000   Toyota Motor Credit Corporation,
                5.625% due 11/13/2003 .................................           1,011,250
                                                                               ------------
                                                                                 18,710,824
                                                                               ------------
  MANUFACTURING -- 4.5%
  2,000,000   Boise Cascade Corporation,
                9.850% due 06/15/2002 .................................           2,200,000
  1,000,000   Hercules, Inc.,
                6.150% due 08/01/2000 .................................           1,016,250
    500,000   Phillip Morris Companies, Inc.,
                6.000% due 11/15/1999 .................................             500,000
  1,000,000   Raytheon Company,
                6.450% due 08/15/2002 .................................           1,023,750
  2,000,000   Xerox Corporation,
                5.500% due 11/15/2003 .................................           2,005,000
                                                                               ------------
                                                                                  6,745,000
                                                                               ------------
  OIL AND GAS -- 1.3%
    525,000   Burlington Resources, Inc.,
                7.150% due 05/01/1999 .................................             528,281
  1,250,000   Sun Company, Inc.,
                7.950% due 12/15/2001 .................................           1,335,938
                                                                               ------------
                                                                                  1,864,219
                                                                               ------------
  RETAIL TRADE -- 2.7%
$ 1,000,000   The Limited, Inc.,
                9.125% due 02/01/2001 .................................        $  1,068,750
    500,000   Penney (J.C.) & Company, Inc.,
                6.950% due 04/01/2000 .................................             511,250
  1,000,000   Rite Aid Corporation,
                5.500% due 12/15/2000** ...............................             996,250
  1,300,000   Wal-Mart Stores, Inc.,
                8.625% due 04/01/2001 .................................           1,394,250
                                                                               ------------
                                                                                  3,970,500
                                                                               ------------
  SERVICES -- 0.7%
  1,000,000   News America Holdings, Inc.,
                8.625% due 02/01/2003 .................................           1,112,500
                                                                               ------------
  TELECOMMUNICATIONS -- 1.7%
  2,500,000   Worldcom, Inc.,
                9.375% due 01/15/2004 .................................           2,590,625
                                                                               ------------
  TRANSPORTATION -- 1.0%
  1,330,000   AMR Corporation,
                9.500% due 05/15/2001 .................................           1,443,050
                                                                               ------------
  UTILITIES -- 1.3%
  1,000,000   Great Lakes Power, Inc.,
                8.900% due 12/01/1999 .................................           1,028,750
    850,000   Southern California Edison Company,
                6.500% due 06/01/2001 .................................             874,438
                                                                               ------------
                                                                                  1,903,188
                                                                               ------------
  WHOLESALE TRADE -- 0.7%
  1,000,000   Safeway, Inc.,
                5.750% due 11/15/2000 .................................           1,002,500
                                                                               ------------
              Total Corporate Debt Securities
                (Cost $38,934,671) ....................................          39,342,406
                                                                               ------------
YANKEE BONDS - U.S. DOLLAR DENOMINATED -- 1.0%
  (Cost $1,421,208)
  MANUFACTURING -- 0.8%
  1,060,000   Carter Holt Harvey Ltd.,
                7.625% due 04/15/2002 .................................           1,110,350
                                                                               ------------
  TRANSPORTATION -- 0.2%
    310,000   Laidlaw, Inc.,
                7.700% due 08/15/2002 .................................             322,013
                                                                               ------------
              Total Yankee Bonds - U.S. Dollar Denominated
                (Cost $1,421,208) .....................................           1,432,363
                                                                               ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%
    265,506   Countrywide Funding Corporation,
                7.500% due 09/25/2025 .................................             265,513
  1,000,000   Green Tree Lease Finance,
                5.500% due 12/20/2000 .................................           1,002,245
    750,000   MBNA Master Credit Card Trust,
                5.642% due 11/15/2001 .................................             748,590
  1,000,000   Premier Auto Trust,
                5.190% due 04/08/2003 .................................             994,370
                                                                               ------------
              Total Collateralized Mortgage Obligations
                (Cost $3,017,764) .....................................           3,010,718
                                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.2%
  FEDERAL HOME LOAN BANK (FHLB) -- 1.4%
  2,000,000     5.125% due 09/15/2003 .................................           2,003,560
                                                                               ------------
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.1%
      6,683   Pool #350042
                7.250% due 01/01/2017 .................................               6,733
    118,672   Pool #846224
                7.182% due 07/01/2024 .................................             120,081
                                                                               ------------
                                                                                    126,814
                                                                               ------------
  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (GOLD) (FGLMC) -- 3.5%
    578,039   Pool #E20197
                7.000% due 10/01/2010 .................................             591,044
    623,527   Pool #E61721
                6.500% due 11/01/2010 .................................             633,267
    263,407   Pool #E65976
                6.500% due 04/01/2011 .................................             267,522
    308,005   Pool #E65441
                7.500% due 04/01/2011 .................................             316,956
    633,530   Pool #G10555
                6.000% due 06/01/2011 .................................             636,298
    481,114   Pool #E00543
                6.000% due 03/01/2013 .................................             483,216
    446,036   Pool #E00538
                6.500% due 03/01/2013 .................................             453,003
    952,032   Pool #E70003
                6.000% due 04/01/2013 .................................             956,192
    288,181   Pool #C00374
                9.000% due 09/01/2024 .................................             304,210
    306,998   Pool #D58465
                9.000% due 01/01/2025 .................................             324,073
    259,337   Pool #C80428
                8.000% due 09/01/2026 .................................             268,574
                                                                               ------------
                                                                                  5,234,355
                                                                               ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 7.6%
  1,000,000     6.800% due 01/10/2003 .................................           1,061,770
  5,000,000     5.750% due 04/01/2003 .................................           5,142,450
     77,947   Pool #70355
                8.500% due 03/01/2004 .................................              81,186
      5,790   Pool #44026
                8.500% due 08/01/2006 .................................               6,031
    107,142   Pool #127336
                8.500% due 08/01/2006 .................................             111,595
    291,157   Pool #341094
                6.500% due 04/01/2011 .................................             295,525
    362,823   Pool #344243
                6.500% due 04/01/2011 .................................             368,265
    676,243   Pool #414154
                6.000% due 02/01/2013 .................................             678,562
    961,418   Pool #425894
                6.000% due 04/01/2013 .................................             964,716
    684,665   Pool #379881
                6.500% due 04/01/2013 .................................             694,935
    705,555   Pool #419878
                6.500% due 04/01/2013 .................................             716,138
    119,825   Pool #103363
                7.820% due 12/01/2017 .................................             123,869
    261,037   Pool #299481
                8.000% due 04/01/2025 .................................             270,416
    288,802   Pool #332150
                8.500% due 12/01/2025 .................................             302,700
    507,264   Pool #397498
                7.500% due 08/01/2027 .................................             521,371
                                                                               ------------
                                                                                 11,339,529
                                                                               ------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 2.6%
    175,753   Pool #351992
                6.000% due 12/15/2008 .................................             177,071
    149,529   Pool #368358
                6.000% due 01/15/2009 .................................             150,650
    464,816   Pool #430587
                6.500% due 02/15/2013 .................................             473,676
    952,945   Pool #456797
                6.000% due 04/15/2013 .................................             960,092
      5,092   Pool #147899
                10.000% due 02/15/2016 ................................               5,566
      6,283   Pool #161670
                9.500% due 09/15/2016 .................................               6,786
    454,337   Pool #192568
                8.000% due 05/15/2017 .................................             472,224
    120,795   Pool #223830
                8.000% due 06/15/2017 .................................             125,551
     75,420   Pool #229269
                8.000% due 07/15/2017 .................................              78,389
     13,129   Pool #284666
                9.500% due 03/15/2020 .................................              14,179
     24,682   Pool #286024
                10.000% due 04/15/2020 ................................              26,980
    124,632   Pool #308911
                9.500% due 07/15/2021 .................................             134,603
    274,770   Pool #388581
                7.500% due 01/15/2024 .................................             283,527
    167,120   Pool #398795
                8.500% due 07/15/2026 .................................             177,356
    162,572   Pool #399003
                9.000% due 12/15/2026 .................................             173,596
    608,259   Pool #452930
                7.500% due 07/15/2027 .................................             627,644
                                                                               ------------
                                                                                  3,887,890
                                                                               ------------
              Total U.S. Government Agency Obligations
                (Cost $22,390,456)  ...................................          22,592,148
                                                                               ------------
U.S. TREASURY OBLIGATIONS -- 50.9%
  U.S. TREASURY NOTES:
  5,000,000     6.000% due 06/30/1999 .................................                5,036,750
  5,000,000     5.875% due 07/31/1999 .................................                5,035,150
  5,000,000     5.625% due 10/31/1999 .................................                5,039,200
  5,005,000     5.375% due 01/31/2000 .................................                5,044,940
  9,000,000     6.625% due 06/30/2001 .................................                9,423,900
  4,000,000     5.875% due 11/30/2001 .................................                4,136,960
  6,000,000     6.250% due 02/28/2002 .................................                6,277,980
  5,000,000     6.625% due 04/30/2002 .................................                5,297,000
 10,000,000     5.750% due 10/31/2002 .................................               10,373,100
  1,000,000     5.625% due 12/31/2002 .................................                1,034,010
  7,000,000     5.500% due 01/31/2003 .................................                7,207,690
  3,000,000     7.875% due 11/15/2004 .................................                3,476,160
    600,000     6.500% due 08/15/2005 .................................                  660,030
  7,000,000     5.875% due 11/15/2005 .................................                7,481,390
                                                                                    ------------
                Total U.S. Treasury Obligations
                  (Cost $74,598,871) ..................................               75,524,260
                                                                                    ------------
DISCOUNT COMMERCIAL PAPER -- 4.9%
  3,324,000   Ford Motor Credit Company,
                5.845%+ due 01/04/1999 ................................                3,322,402
  3,887,000   TransAmerica Financial Corporation,
                5.478%+ due 01/04/1999 ................................                3,885,324
                                                                                    ------------
              Total Discount Commercial Paper
                (Cost $7,207,726) .....................................                7,207,726
                                                                                    ------------
TOTAL INVESTMENTS (COST $147,570,696*) ......................... 100.5%             $149,109,621
OTHER ASSETS AND LIABILITIES (NET) .............................  (0.5)                 (683,454)
                                                                 -----              ------------
NET ASSETS ..................................................... 100.0%             $148,426,167
                                                                 =====              ============
-----------------
 * Aggregate cost for Federal tax purposes.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Annualized Yield at date of purchase.
++ Floating rate security. Rate shown is rate in effect at 12/31/1998.

                               See Notes to Financial Statements.


---------------------------------------
  Portfolio of Investments
---------------------------------------

                                THE GCG TRUST
                              HARD ASSETS SERIES
                              DECEMBER 31, 1998

                                                                                       VALUE
    SHARES                                                                            (NOTE 1)
    ------                                                                            --------
COMMON STOCKS -- 80.0%
  ALUMINUM -- 3.1%
     12,800     Aluminum Company of America ...........................             $    954,400
                                                                                    ------------
  APARTMENTS -- 1.4%
      9,100     Equity Residential Properties Trust ...................                  367,981
      4,800     United Dominion Realty Trust, Inc. ....................                   49,500
                                                                                    ------------
                                                                                         417,481
                                                                                    ------------
  DIVERSIFIED MINERALS -- 0.8%
    126,800     Billiton Plc+ .........................................                  251,408
                                                                                    ------------
  FOREST PRODUCTS AND PAPER -- 8.2%
     11,600     Bowater Inc. ..........................................                  481,400
      2,000     Buckeye Technologies Inc.+ ............................                   29,875
      9,537     Fort James Corporation ................................                  381,480
     32,200     Plum Creek Timber Company, L.P. .......................                  839,213
     66,900     St. Laurent Paperboard Inc.+ ..........................                  460,765
      6,000     Weyerhaeuser Company ..................................                  304,875
                                                                                    ------------
                                                                                       2,497,608
                                                                                    ------------
  GOLD/MINING -- 10.9%
    340,450     Acacia Resources Ltd. .................................                  503,836
     23,500     AngloGold Ltd., ADR ...................................                  459,719
     51,650     Barrick Gold Corporation ..............................                1,007,175
    220,419     Consolidated Gold NL+ .................................                        0
    101,051     Delta Gold NL+ ........................................                  153,572
     18,900     Euro-Nevada Mining Corporation ........................                  308,461
     25,500     Homestake Mining Company ..............................                  234,281
     27,800     Meridian Gold Inc.+ ...................................                  163,337
     44,500     Placer Dome Inc. ......................................                  511,750
                                                                                    ------------
                                                                                       3,342,131
                                                                                    ------------
  HOTELS -- 3.2%
      1,000     Accor S.A .............................................                  216,419
     26,700     Legacy Hotels Real Estate Investment Trust ............                  111,555
     66,476     Patriot American Hospitality, Inc. ....................                  398,856
     10,500     Starwood Hotels & Resorts Worldwide, Inc.+ ............                  238,219
                                                                                    ------------
                                                                                         965,049
                                                                                    ------------
  INDUSTRIAL -- 1.6%
     25,000     Bedford Property Investors, Inc. ......................                  421,875
      9,000     UNIFAB International, Inc.+ ...........................                   72,000
                                                                                    ------------
                                                                                         493,875
                                                                                    ------------
  INSURANCE -- 0.0%#
      1,000     Highlands Insurance Group Inc.+ .......................                   13,063
                                                                                    ------------
  IRON/STEEL -- 1.8%
      8,500     Nucor Corporation .....................................                  367,625
     16,000     Steel Dynamics, Inc.+ .................................                  188,000
                                                                                    ------------
                                                                                         555,625
                                                                                    ------------
  METALS/MINING -- 4.1%
    783,000     Pasminco Ltd. .........................................                  594,980
    103,700     Portman Mining Ltd. ...................................                   55,286
     14,500     Stillwater Mining Company+ ............................                  594,500
                                                                                    ------------
                                                                                       1,244,766
                                                                                    ------------
  OFFICE/INDUSTRIAL -- 12.0%
     12,000     AMB Property Corporation ..............................                  264,000
     10,050     Arden Realty Group, Inc. ..............................                  233,034
     18,000     Bentall Corporation ...................................                  188,014
      2,600     Boston Properties, Inc. ...............................                   79,300
     21,750     CarrAmerica Realty Corporation ........................                  522,000
     40,000     Cornerstone Properties, Inc. ..........................                  625,000
     12,000     Equity Office Properties Trust ........................                  288,000
     17,200     Kilroy Realty Corporation .............................                  395,600
     17,500     Mack-Cali Realty Corporation ..........................                  540,313
     10,000     Prentiss Properties Trust .............................                  223,125
     15,000     ProLogis Trust ........................................                  311,250
                                                                                    ------------
                                                                                       3,669,636
                                                                                    ------------
  OIL AND GAS EXPLORATION -- 13.5%
     11,500     Anadarko Petroleum Corporation ........................                  355,062
     17,800     Apache Corporation ....................................                  450,562
     23,300     Berkley Petroleum Corporation+ ........................                  176,446
    100,000     Cypress Energy ........................................                  251,338
     50,000     Edge Energy Inc. ......................................                   77,523
     62,500     Forcenergy Inc. .......................................                  164,063
     38,000     KCS Energy, Inc. ......................................                  116,375
      7,100     Kerr-McGee Corporation ................................                  271,575
     23,500     Miller Exploration Company+ ...........................                  105,750
  1,200,000     National Resources Exploration+ .......................                   47,798
     34,300     Occidental Petroleum Corporation ......................                  578,813
     47,000     Pacalta Resources Ltd.+ ...............................                  133,470
     20,000     Poco Petroleums Ltd.+ .................................                  167,124
     29,000     Pogo Producing Company ................................                  377,000
     45,500     Startech Energy, Inc.+ ................................                  111,389
     82,500     Stellarton Energy Corporation, Class A+ ...............                   75,401
     14,400     Stone Energy Corporation+ .............................                  414,000
     28,000     Swift Energy Company+ .................................                  206,500
    196,000     Windsor Energy Corporation+ ...........................                   49,902
                                                                                    ------------
                                                                                       4,130,091
                                                                                    ------------
  OIL/GAS -- EQUIPMENT AND SERVICES -- 2.6%
      5,000     BJ Services Company+ ..................................                   78,125
     17,100     Gulf Island Fabrication, Inc.+ ........................                  132,525
     10,000     J. Ray McDermott, S.A.+ ...............................                  244,375
      3,300     Marine Drilling Companies, Inc.+ ......................                   25,369
     28,700     NQL Drilling Tools, Inc.+ .............................                   74,945
     12,500     Pride International, Inc.+ ............................                   88,281
     10,000     Santa Fe International Corporation ....................                  146,250
                                                                                    ------------
                                                                                         789,870
                                                                                    ------------
  OIL/GAS -- INTEGRATED -- 1.6%
      7,000     ENI SPA, ADR ..........................................                  474,250
                                                                                    ------------
  OIL/GAS -- INTERNATIONAL -- 2.4%
         54     British Petroleum Company Plc, ADR ....................                    5,130
      8,100     Exxon Corporation .....................................                  592,312
      1,400     Mobil Oil Corporation .................................                  121,975
                                                                                    ------------
                                                                                         719,417
                                                                                    ------------
  OIL/GAS -- REFINING -- 0.2%
     42,500     S.P. Interoil** .......................................                   46,750
                                                                                    ------------
  PLATINUM/MINING -- 0.0%#
        661     Anglo American Platinum Corporation Ltd., ADR .........                    8,890
                                                                                    ------------
  REAL ESTATE -- 9.6%
     35,000     Boardwalk Equities, Inc.+ .............................                  386,146
     15,000     Brandywine Realty Trust ...............................                  268,125
     20,000     Brookfield Properties Corporation .....................                  245,463
     21,700     Cadillac Fairview Corporation+ ........................                  405,519
     10,000     Excel Legacy Corporation+ .............................                   40,000
     18,000     New Plan Excel Realty Trust ...........................                  399,375
     22,500     Oxford Properties Group Inc.+ .........................                  267,333
     16,500     Philips International Realty Corporation+ .............                  253,687
      1,700     Societe Fonciere Lyonnaise ............................                  266,965
     20,000     Trizec Hahn Corporation ...............................                  410,000
                                                                                    ------------
                                                                                       2,942,613
                                                                                    ------------
  REGIONAL MALLS -- 2.1%
     10,000     The Macerich Company ..................................                  256,250
     10,600     Pan Pacific Retail Properties, Inc. ...................                  211,338
      9,500     Westfield America, Inc. ...............................                  163,875
                                                                                    ------------
                                                                                         631,463
                                                                                    ------------
  OTHER -- 0.9%
     20,700     Denali Incorporated+ ..................................                  289,800
                                                                                    ------------

                Total Common Stocks (Cost $29,073,807) ................               24,438,186
                                                                                    ------------

     PRINCIPAL
      AMOUNT
      ------

CORPORATE BONDS AND NOTES -- 5.7%
$   900,000    Gold/Silver Ratio Indexed Note, 2.610% due 06/18/1999 ..                  883,710
  1,000,000    Yengold Structured Note, 4.850% due 09/30/1999 .........                  844,300
                                                                                    ------------

               Total Corporate Bonds and Notes (Cost $1,900,000) ......                1,728,010
                                                                                    ------------

      SHARES
      ------

WARRANTS -- 0.5%
  (Cost $158,597)

     26,000    Altagas Services Inc.+, Expires 04/29/1999 .............                  148,518

     PRINCIPAL
      AMOUNT
      ------

COMMERCIAL PAPER -- 4.6%
  (Cost $1,399,452)

$ 1,400,000    General Electric Capital Corporation,
                 4.565%+ due 01/04/1999 ...............................             $  1,399,452
                                                                                    ------------
U.S. TREASURY OBLIGATION  -- 9.8%
  (Cost $2,992,650)

  3,000,000    U.S. Treasury Bill, 4.516%++ due 01/21/1999 ............                2,992,650
                                                                                    ------------
TOTAL INVESTMENTS (COST $35,524,506*) .........................  100.6%              $30,706,816
OTHER ASSETS AND LIABILITIES (NET) ............................   (0.6)                 (176,863)
                                                                 -----               -----------
NET ASSETS ..................................................... 100.0%              $30,529,953
                                                                 =====               ===========

-----------
 * Aggregate cost for Federal tax purposes was $36,232,393.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security.
++ Annualized yield at date of purchase.
 # Amount represents less than 0.1%.

The summary of investments by country at December 31, 1998 was as follows:

                                                                                      % OF TOTAL
COUNTRY                                                                              INVESTMENTS
-------                                                                              -----------
Australia ........................................................................        4.4%
Canada ...........................................................................       17.1
France ...........................................................................        1.6
Great Britain ....................................................................        0.8
Italy ............................................................................        1.5
South Africa .....................................................................        1.5
United States ....................................................................       73.0
                                                                                        -----
                                                                                        100.0%
                                                                                        =====
------------------------------------------------------------------------------------------------
                                                   GLOSSARY OF TERMS
                                           ADR -- American Depository Receipt
------------------------------------------------------------------------------------------------

                               See Notes to Financial Statements.

----------------------------
  Portfolio of Investments
----------------------------

                                         THE GCG TRUST
                                       REAL ESTATE SERIES
                                       DECEMBER 31, 1998
                                                                                       VALUE
    SHARES                                                                            (NOTE 1)
    ------                                                                            --------
COMMON STOCKS -- 94.9%
  APARTMENTS -- 15.1%
     20,700     Apartment Investment & Management Company .............             $   769,781
     52,700     Archstone Communities Trust ...........................               1,067,175
     43,064     Avalonbay Communities, Inc. ...........................               1,474,942
     42,900     BRE Properties, Inc. ..................................               1,061,775
     55,887     Equity Residential Properties Trust ...................               2,259,931
     64,305     Post Properties, Inc. .................................               2,471,723
     44,900     Smith, Charles E. Residential Realty, Inc. ............               1,442,412
                                                                                    -----------
                                                                                     10,547,739
                                                                                    -----------
  HEALTH CARE REAL ESTATE -- 1.7%
     29,800     Meditrust Companies ...................................                 447,000
     33,700     Nationwide Health Properties, Inc. ....................                 726,656
                                                                                    -----------
                                                                                      1,173,656
                                                                                    -----------
  HOTELS & MOTELS -- 6.1%
      6,260     Crestline Capital Corporation+ ........................                  91,553
     62,600     Host Marriott Corporation+ ............................                 864,662
    178,000     Patriot American Hospitality, Inc. ....................               1,068,000
     99,092     Starwood Hotels & Resorts Worldwide, Inc.+ ............               2,248,150
                                                                                    -----------
                                                                                      4,272,365
                                                                                    -----------
  MANUFACTURED HOUSING -- 7.5%
     66,513     Chateau Communities, Inc. .............................               1,949,662
     38,200     Manufactured Home Communities, Inc. ...................                 957,387
     68,200     Sun Communities, Inc. .................................               2,374,213
                                                                                    -----------
                                                                                      5,281,262
                                                                                    -----------
  OFFICE/INDUSTRIAL -- 32.4%
    101,900     Arden Realty, Inc. ....................................               2,362,806
     46,400     Boston Properties, Inc. ...............................               1,415,200
     35,600     CarrAmerica Realty Corporation ........................                 854,400
    105,300     Cornerstone Properties, Inc. ..........................               1,645,313
    147,335     Equity Office Properties Trust ........................               3,536,040
     90,000     Kilroy Realty Corporation+ ............................               2,070,000
     74,500     Liberty Property Trust ................................               1,834,563
     37,900     Mack-Cali Realty Corporation ..........................               1,170,162
    102,490     ProLogis Trust ........................................               2,126,668
     90,200     Reckson Associates Realty Corporation .................               2,001,313
     67,100     SL Green Realty Corporation ...........................               1,451,038
     33,900     Spieker Properties, Inc. ..............................               1,173,788
     40,600     Tower Realty Trust, Inc. ..............................                 817,075
      7,400     TriNet Corporate Realty Trust, Inc. ...................                 197,950
                                                                                    -----------
                                                                                     22,656,316
                                                                                    -----------
  REAL ESTATE -- 1.0%
     50,100     Catellus Development Corporation+ .....................                 717,056
                                                                                    -----------
  REGIONAL MALLS -- 13.1%
     65,500     General Growth Properties, Inc.+ ......................               2,480,812
    119,300     Simon Property Group, Inc. ............................               3,400,050
    102,100     Taubman Centers, Inc. .................................               1,403,875
     44,800     The Macerich Company ..................................               1,148,000
     23,500     Urban Shopping Centers, Inc. ..........................                 769,625
                                                                                    -----------
                                                                                      9,202,362
                                                                                    -----------
  RESTAURANTS -- 3.1%
     90,000     Franchise Finance Corporation of America ..............               2,160,000
                                                                                    -----------
  SELF STORAGE -- 1.7%
     50,000     Storage Trust Realty ..................................               1,168,750
                                                                                    -----------
  SHOPPING CENTERS -- 13.2%
     51,900     Bradley Real Estate, Inc.+ ............................               1,063,950
     80,100     Developers Diversified Realty Corporation .............               1,421,775
     31,900     Federal Realty Investment Trust .......................                 753,637
     85,850     Kimco Realty Corporation ..............................               3,407,172
     75,600     Vornado Realty Trust ..................................               2,551,500
                                                                                    -----------
                                                                                      9,198,034
                                                                                    -----------
                Total Common Stocks
                  (Cost $69,344,139) ..................................              66,377,540
                                                                                    ------------
CONVERTIBLE PREFERRED STOCK -- 1.0%
  (Cost $767,908)
     14,400     Vornado Realty Trust Pfd. Conv., Series A .............                 698,400
                                                                                    -----------

    PRINCIPAL
      AMOUNT
    ---------
U.S. TREASURY OBLIGATIONS -- 1.6%
  (Cost $1,094,586)
  U.S. TREASURY BILLS:
$ 1,100,000     6.537%++ due 02/11/1999 ...............................               1,094,586
                                                                                    -----------
TOTAL INVESTMENTS (COST $71,206,633*) ..........................  97.5%              68,170,526
OTHER ASSETS AND LIABILITIES (NET) .............................   2.5                1,740,857
                                                                 -----              -----------
NET ASSETS ..................................................... 100.0%             $69,911,383
                                                                 =====              ===========
-----------------
 * Aggregate cost for Federal tax purposes was $71,276,489.
 + Non-income producing security.
++ Annualized Yield at date of purchase.

                               See Notes to Financial Statements.

----------------------------
  Portfolio of Investments
----------------------------

                                         THE GCG TRUST
                                       ALL-GROWTH SERIES
                                       DECEMBER 31, 1998

                                                                                      VALUE
      SHARES                                                                        (NOTE 1)
      ------                                                                        --------
COMMON STOCKS -- 96.1%
  AEROSPACE/DEFENSE -- 0.6%
     10,500     Orbital Sciences Corporation+ .........................             $   464,625
                                                                                    -----------
  AUTO RELATED -- 3.3%
     37,100     Harley-Davidson, Inc. .................................               1,757,612
     39,600     Tower Automotive, Inc.+ ...............................                 987,525
                                                                                    -----------
                                                                                      2,745,137
                                                                                    -----------
  COMPUTER INDUSTRY -- 17.9%
      5,800     America Online, Inc.+ .................................                 928,000
      9,000     At Home Corporation, Series A+ ........................                 668,250
     10,600     BMC Software, Inc.+ ...................................                 472,362
     21,000     Citrix Systems, Inc.+ .................................               2,038,313
     22,600     Computer Horizons Corporation+ ........................                 601,725
     16,200     Fiserv, Inc.+ .........................................                 833,288
     77,200     HBO & Company .........................................               2,214,675
     25,000     Mindspring Enterprises, Inc.+ .........................               1,526,563
     30,600     New Era of Networks, Inc.+ ............................               1,346,400
     35,000     PSINet, Inc.+ .........................................                 730,625
     67,700     Seagate Technology, Inc.+ .............................               2,047,925
     27,600     VERITAS Software Corporation+ .........................               1,654,275
                                                                                    -----------
                                                                                     15,062,401
                                                                                    -----------
  ELECTRICAL EQUIPMENT -- 1.0%
     10,900     Jabil Circuit, Inc.+ ..................................                 813,413
                                                                                    -----------
  ELECTRONICS -- 4.6%
     44,800     Celestica, Inc.+ ......................................               1,106,000
     11,700     Solectron Corporation+ ................................               1,087,369
     39,700     Teradyne, Inc.+ .......................................               1,682,287
                                                                                    -----------
                                                                                      3,875,656
                                                                                    -----------
  ENTERTAINMENT -- 2.1%
     58,400     Premier Parks, Inc. ...................................               1,766,600
                                                                                    -----------
  FINANCIAL SERVICES -- 2.9%
     15,350     The Charles Schwab Corporation ........................                 862,478
     54,000     Heller Financial, Inc. ................................               1,586,250
                                                                                    -----------
                                                                                      2,448,728
                                                                                    -----------
  HEALTH CARE -- 2.5%
     11,400     Amgen, Inc.+ ..........................................               1,192,012
     10,800     Waters Corporation+ ...................................                 942,300
                                                                                    -----------
                                                                                      2,134,312
                                                                                    -----------
  MANUFACTURING -- 4.0%
     36,400     Corning, Inc. .........................................               1,638,000
     60,100     Mettler-Toledo International, Inc.+ ...................               1,686,556
                                                                                    -----------
                                                                                      3,324,556
                                                                                    -----------
  MEDICAL -- HOSPITAL MANAGEMENT AND SERVICES -- 6.4%
      6,000     Express Scripts, Inc., Class A+ .......................                 402,750
     23,000     IMS Health, Inc. ......................................               1,735,063
     16,500     Sunrise Assisted Living, Inc.+ ........................                 855,937
     80,800     Total Renal Care Holdings, Inc.+ ......................               2,388,650
                                                                                    -----------
                                                                                      5,382,400
                                                                                    -----------
  OIL AND GAS -- 2.2%
     15,900     BJ Services Company+ ..................................                 248,437
     66,300     Diamond Offshore Drilling, Inc. .......................               1,570,481
                                                                                    -----------
                                                                                      1,818,918
                                                                                    -----------
  PHARMACEUTICALS -- 3.6%
     30,900     Cardinal Health, Inc. .................................               2,344,537
     11,200     Medicis Pharmaceutical Corporation, Class A+ ..........                 667,800
                                                                                    -----------
                                                                                      3,012,337
                                                                                    -----------
  RETAIL -- 8.4%
     32,900     Abercrombie & Fitch Company, Class A+ .................               2,327,674
     55,000     AnnTaylor Stores Corporation+ .........................               2,169,063
     23,300     Nordstrom, Inc. .......................................                 808,219
     19,750     Staples, Inc.+ ........................................                 862,828
     15,900     Starbucks Corporation+ ................................                 892,388
                                                                                    -----------
                                                                                      7,060,172
                                                                                    -----------
  SEMICONDUCTORS -- 9.8%
     37,200     Advanced Micro Devices, Inc.+ .........................               1,076,475
     38,800     Altera Corporation+ ...................................               2,361,950
     14,700     Linear Technology Corporation+ ........................               1,316,569
     36,600     Micron Technology, Inc. ...............................               1,850,588
     27,900     MIPS Technologies, Inc.+ ..............................                 892,800
     14,000     Novellus Systems, Inc.+ ...............................                 693,000
                                                                                    -----------
                                                                                      8,191,382
                                                                                    -----------
  SERVICES -- 11.0%
     23,100     CIBER, Inc.+ ..........................................                 645,356
     25,000     HA-LO Industries, Inc.+ ...............................                 940,625
     25,900     Metamor Worldwide, Inc.+ ..............................                 647,500
     28,800     Modis Professional Services, Inc.+ ....................                 417,600
     21,000     Omnicom Group, Inc. ...................................               1,218,000
     42,500     Outdoor Systems, Inc.+ ................................               1,275,000
     15,500     Quintiles Transnational Corporation+ ..................                 827,313
     37,700     Snyder Communications, Inc. ...........................               1,272,375
     87,900     Stewart Enterprises, Inc., Class A ....................               1,955,775
                                                                                    -----------
                                                                                      9,199,544
                                                                                    -----------
  TECHNOLOGY -- 0.8%
     12,400     Gemstar International Group, Ltd.+ ....................                 709,900
                                                                                    -----------
  TELECOMMUNICATIONS -- 12.3%
     11,700     Ascend Communications, Inc.+ ..........................                 769,275
     53,200     General Instrument Corporation+ .......................               1,798,825
     36,100     Global Crossing, Ltd.+ ................................               1,629,013
     44,500     Pacific Gateway Exchange, Inc.+ .......................               2,138,781
     47,000     Qwest Communications International, Inc.+ .............               2,350,000
     24,000     Uniphase Corporation+ .................................               1,665,000
                                                                                    -----------
                                                                                     10,350,894
                                                                                    -----------
  WASTE DISPOSAL -- 2.7%
     95,605     Allied Waste Industries, Inc.+ ........................               2,258,668
                                                                                    -----------
                Total Common Stocks
                  (Cost $69,973,883) ..................................              80,619,643
                                                                                    -----------
    PRINCIPAL                                                                         VALUE
      AMOUNT                                                                        (NOTE 1)
    ---------                                                                       --------

REPURCHASE AGREEMENT -- 5.3%
  (Cost $4,461,533)

 $4,461,533     Agreement with First Union National Bank, 5.720% dated
                   12/ 31/1998 to be repurchased at $4,464,369 on
                   01/04/1999, collateralized by: $4,990,000 Federal
                   National Mortgage Association, due 02/15/1999;
                   $30,000 Federal Home Loan Bank, 5.790% due
                   02/15/2099; (Market value $4,566,400) ..............             $ 4,461,533
                                                                                    -----------
TOTAL INVESTMENTS (COST $74,435,416*) .......................... 101.4%              85,081,176
OTHER ASSETS AND LIABILITIES (NET) .............................  (1.4)              (1,150,852)
                                                                 -----              -----------
NET ASSETS ..................................................... 100.0%             $83,930,324
                                                                 =====              ===========

-----------------
* Aggregate cost for Federal tax purposes was $74,704,378.
+ Non-income producing security.

                               See Notes to Financial Statements.

----------------------------
  Portfolio of Investments
----------------------------

                                       THE GCG TRUST
                                CAPITAL APPRECIATION SERIES
                                     DECEMBER 31, 1998

                                                                                  VALUE
      SHARES                                                                     (NOTE 1)
      ------                                                                     --------

COMMON STOCKS -- 96.5%
  AEROSPACE/DEFENSE -- 1.5%
    48,800    Lockheed Martin Corporation ...........................          $  4,135,800
                                                                               ------------
  AUTO RELATED -- 1.2%
    55,000    Ford Motor Company ....................................             3,227,813
                                                                               ------------
  BANKS -- 5.5%
    56,474    BankAmerica Corporation ...............................             3,395,499
   100,000    Fleet Financial Group, Inc. ...........................             4,468,750
    38,500    Mellon Bank Corporation ...............................             2,646,875
   115,000    U.S. Bancorp ..........................................             4,082,500
                                                                               ------------
                                                                                 14,593,624
                                                                               ------------
  BROADCAST, RADIO AND TELEVISION -- 3.9%
    84,200    Cablevision Systems Corporation, Class A+ .............             4,225,788
    46,900    Comcast Corporation, Class A, Special Shares
                (Non-Voting) ........................................             2,752,444
    62,000    Tele-Communications, Inc.+ ............................             3,429,375
                                                                               ------------
                                                                                 10,407,607
                                                                               ------------
  CHEMICALS -- 1.7%
   225,000    Millennium Chemicals, Inc.+ ...........................             4,471,875
                                                                               ------------
  COMPUTER INDUSTRY -- 10.4%
    65,000    Cisco Systems, Inc.+ ..................................             6,032,813
   157,500    Compaq Computer Corporation ...........................             6,605,156
    43,700    International Business Machines Corporation ...........             8,073,575
    48,000    Microsoft Corporation+ ................................             6,657,000
                                                                               ------------
                                                                                 27,368,544
                                                                               ------------
  CONSUMER PRODUCTS -- 5.4%
   164,200    Avon Products, Inc. ...................................             7,265,850
   142,800    Gillette Company ......................................             6,899,025
                                                                               ------------
                                                                                 14,164,875
                                                                               ------------
  CONTAINERS AND PACKAGING -- 1.4%
   225,000    Smurfit-Stone Container Corporation+ ..................             3,557,813
                                                                               ------------
  ENTERTAINMENT -- 2.2%
    91,600    Time Warner, Inc. .....................................             5,684,925
                                                                               ------------
  FINANCIAL SERVICES -- 8.2%
   119,000    Citigroup, Inc. .......................................             5,890,500
   135,800    Household International, Inc. .........................             5,381,075
    60,000    National City Corporation .............................             4,320,000
   125,000    SLM Holding Corporation ...............................             6,000,000
                                                                               ------------
                                                                                 21,591,575
                                                                               ------------
  HEALTHCARE -- 2.4%
    60,000    Amgen, Inc.+ ..........................................             6,273,750
                                                                               ------------
  INSURANCE -- 2.6%
   179,446    Allstate Corporation+ .................................             6,931,101
                                                                               ------------
  MACHINERY -- 0.9%
    91,000    McDermott International, Inc. .........................             2,246,562
                                                                               ------------
  MANUFACTURING -- 3.5%
    63,900    General Electric Company ..............................             6,521,794
    36,000    Tyco International, Ltd. ..............................             2,715,750
                                                                               ------------
                                                                                  9,237,544
                                                                               ------------
  MEDICAL PRODUCTS -- 2.5%
    87,800    Medtronic, Inc. .......................................             6,519,150
                                                                               ------------
  OIL AND GAS -- 6.8%
   120,000    Anadarko Petroleum Corporation ........................             3,705,000
    42,800    Mobil Corporation .....................................             3,728,950
    82,700    Royal Dutch Petroleum Company .........................             3,959,263
   220,000    Unocal Corporation ....................................             6,421,250
                                                                               ------------
                                                                                 17,814,463
                                                                               ------------
  PHARMACEUTICALS -- 8.3%
    54,000    Pfizer, Inc. ..........................................             6,773,625
    90,000    Pharmacia & Upjohn, Inc.+ .............................             5,096,250
   126,200    Schering-Plough Corporation ...........................             6,972,550
    40,200    Warner-Lambert Company ................................             3,022,537
                                                                               ------------
                                                                                 21,864,962
                                                                               ------------
  REAL ESTATE INVESTMENT TRUSTS -- 1.3%
   152,100    FelCor Lodging Trust, Inc. ............................             3,507,806
                                                                               ------------
  RETAIL -- 7.6%
    79,000    Dayton Hudson Corporation .............................             4,285,750
   124,600    Federated Department Stores, Inc.+ ....................             5,427,887
   105,400    Home Depot, Inc. ......................................             6,449,163
   130,000    The TJX Companies, Inc. ...............................             3,770,000
                                                                               ------------
                                                                                 19,932,800
                                                                               ------------
  SEMICONDUCTORS -- 1.9%
    41,500    Intel Corporation .....................................             4,920,344
                                                                               ------------
  SERVICES -- 3.9%
   166,700    Service Corporation International .....................             6,345,019
   175,000    U.S. Filter Corporation+ ..............................             4,003,125
                                                                               ------------
                                                                                 10,348,144
                                                                               ------------
  TELECOMMUNICATIONS -- 4.9%
    90,000    Bell Atlantic Corporation .............................             4,770,000
    38,800    MCI WorldCom, Inc.+ ...................................             2,783,900
    82,500    US West, Inc. .........................................             5,331,562
                                                                               ------------
                                                                                 12,885,462
                                                                               ------------
  TOBACCO -- 2.2%
   108,900    Philip Morris Companies, Inc. .........................             5,826,150
                                                                               ------------
  UTILITIES -- 4.4%
    80,000    Carolina Power & Lighting Company .....................             3,765,000
   145,000    Niagra Mohawk Power Corporation .......................             2,338,125
   120,000    Texas Utilities Company ...............................             5,602,500
                                                                               ------------
                                                                                 11,705,625
                                                                               ------------
  WASTE DISPOSAL -- 1.9%
   108,325    Waste Management, Inc. ................................             5,050,653
                                                                               ------------
              Total Common Stocks
                (Cost $199,153,906) .................................           254,268,967
                                                                               ------------
  PRINCIPAL                                                                       VALUE
   AMOUNT                                                                        (NOTE 1)
  ---------                                                                      --------
U.S. TREASURY OBLIGATION -- 4.7%
  (Cost $12,315,967)
  U.S. TREASURY BILL:
$12,367,000   4.459%++ due 02/04/1999 ...............................          $ 12,315,967
                                                                               ------------
TOTAL INVESTMENTS (COST $211,469,873*) ....................... 101.2%           266,584,934
OTHER ASSETS AND LIABILITIES (NET) ...........................  (1.2)            (3,271,442)
                                                               -----           ------------
NET ASSETS ................................................... 100.0%          $263,313,492
                                                               =====           ============

-----------------
 * Aggregate cost for Federal tax purposes was $211,502,644.
 + Non-income producing security.
++ Annualized yield at date of purchase.

                               See Notes to Financial Statements.

---------------------------------------
  Portfolio of Investments
---------------------------------------

                                          THE GCG TRUST
                                     RISING DIVIDEND SERIES
                                        DECEMBER 31, 1998

                                                                                     VALUE
      SHARES                                                                        (NOTE 1)
      ------                                                                        --------
COMMON STOCKS -- 97.1%
  BANKS -- 4.1%
    586,910     Wells Fargo Company ...................................             $ 23,439,718
                                                                                    ------------
  CHEMICALS AND ALLIED PRODUCTS -- 4.0%
    393,020     PPG Industries, Inc. ..................................               22,893,415
                                                                                    ------------
  COMPUTERS AND OFFICE EQUIPMENT -- 4.2%
    349,770     Hewlett-Packard Company ...............................               23,893,663
                                                                                    ------------
  CONSUMER PRODUCTS -- 7.3%
    430,500     Gillette Company ......................................               20,798,531
    234,910     Procter & Gamble Company ..............................               21,450,219
                                                                                    ------------
                                                                                      42,248,750
                                                                                    ------------
  DATA SERVICES -- 7.5%
    282,620     Automatic Data Processing Inc. ........................               22,662,591
    409,110     Electronic Data Systems Corporation ...................               20,557,778
                                                                                    ------------
                                                                                      43,220,369
                                                                                    ------------
  ELECTRIC MACHINERY -- 3.7%
    350,100     Emerson Electric Company ..............................               21,181,050
                                                                                    ------------
  ELECTRICAL EQUIPMENT -- 3.1%
    176,320     General Electric Company ..............................               17,995,660
                                                                                    ------------
  FINANCIAL SERVICES -- 10.3%
    559,180     Equifax Inc. ..........................................               19,116,966
    557,140     Franklin Resources Inc. ...............................               17,828,480
    322,500     State Street Boston Corporation .......................               22,433,906
                                                                                    ------------
                                                                                      59,379,352
                                                                                    ------------
  FOOD -- 7.5%
    393,680     Bestfoods .............................................               20,963,460
    179,000     Hershey Foods Corp. ...................................               11,131,563
    121,170     Wrigley, (Wm) Jr. Company .............................               10,852,288
                                                                                    ------------
                                                                                      42,947,311
                                                                                    ------------
  INSURANCE -- 3.9%
    382,970     Marsh & McLennan Companies, Inc. ......................               22,379,809
                                                                                    ------------
  LEISURE ENTERTAINMENT -- 3.7%
    714,920     Disney (Walt) Company .................................               21,447,600
                                                                                    ------------
  MANUFACTURING -- 4.0%
    400,940     Illinois Tool Works ...................................               23,254,520
                                                                                    ------------
  MEDICAL BIOTECHNOLOGY -- 4.1%
    315,070     Medtronic, Inc. .......................................               23,393,948
                                                                                    ------------
  PAPER AND ALLIED PRODUCTS -- 2.6%
    277,260     Kimberly-Clark Corporation ............................               15,110,670
                                                                                    ------------
  PETROLEUM -- 8.8%
    151,600     Exxon Corporation .....................................               11,085,750
    175,550     Mobil Corporation .....................................               15,294,794
    501,330     Royal Dutch Petroleum .................................               24,001,174
                                                                                    ------------
                                                                                      50,381,718
                                                                                    ------------
  PHARMACEUTICALS -- 7.7%
    280,210     Johnson & Johnson .....................................               23,502,614
    142,340     Merck & Company, Inc. .................................               21,021,839
                                                                                    ------------
                                                                                      44,524,453
                                                                                    ------------
  RESTAURANTS -- 3.8%
    282,650     McDonald's Corporation ................................               21,658,056
                                                                                    ------------
  TECHNOLOGY -- 6.8%
    207,870     Intel Corporation .....................................               24,645,587
    238,420     Motorola Inc. .........................................               14,558,521
                                                                                    ------------
                                                                                      39,204,108
                                                                                    ------------
                Total Common Stocks
                  (Cost $468,709,834) .................................              558,554,170
                                                                                    ------------

PRINCIPAL
  AMOUNT
---------
COMMERCIAL PAPER -- 2.5%
$14,241,000     Panasonic Finance,
                  5.478%++ due 01/04/1999 .............................               14,234,651
                                                                                    ------------
                Total Commercial Paper
                  (Cost $14,234,651) ..................................               14,234,651
                                                                                    ------------
TOTAL INVESTMENTS (COST $482,944,485*) .........................  99.6%              572,788,821
OTHER ASSETS AND LIABILITIES (NET) .............................   0.4                 2,054,344
                                                                 -----              ------------
NET ASSETS ..................................................... 100.0%             $574,843,165
                                                                 =====              ============

-----------------
 * Aggregate cost for Federal tax purposes.
+ Annualized yield at date of purchase.

                               See Notes to Financial Statements.

---------------------------------------
  Portfolio of Investments
---------------------------------------

                                          THE GCG TRUST
                                     EMERGING MARKETS SERIES
                                        DECEMBER 31, 1998

                                                                                      VALUE
   SHARES                                                                            (NOTE 1)
   ------                                                                            --------
COMMON STOCKS -- 92.1%
  ARGENTINA -- 5.5%
     12,500     Banco Frances del Rio de la Plata S.A., ADR ...........             $    162,500
     50,400     Perez Companc S.A., Class B ...........................                  213,392
     10,600     Telefonica de Argentina S.A., ADR .....................                  296,137
     25,000     Transportadora de Gas del Sur S.A., ADR ...............                  253,125
     17,800     Y.P.F. S.A., ADR ......................................                  497,288
                                                                                    ------------
                                                                                       1,422,442
                                                                                    ------------
  BRAZIL -- 4.6%
     24,800     Aracruz Celulose S.A, ADR .............................                  198,400
      4,000     Centrais Eletricas Brasilerras S.A.+ ..................                       69
      4,000     Centrais Geradoras do Sul do Brasil S.A.+ .............                        5
     18,200     Companhia Cervejaria Brahma, ADR ......................                  169,487
     20,315     Companhia Energetica de Minas Geras, ADR*** ...........                  386,721
  2,100,000     Companhia Paulista de Forca e Luz .....................                  151,210
        800     Embratel Participacoes S.A.+ ..........................                        7
    800,000     Light-Servicos de Eletricidade S.A ....................                   97,331
     20,300     Souza Cruz S.A ........................................                  134,241
        800     Tele Celular Sul Participacoes S.A.+ ..................                        1
        800     Tele Centro Oeste Celular Participacoes S.A.+ .........                        1
        800     Tele Centro Sul Participacoes S.A.+ ...................                        5
        800     Tele Leste Celular Participacoes S.A.+ ................                        0
        800     Tele Nordeste Celular Participacoes S.A.+ .............                        0
        800     Tele Norte Celular Participacoes S.A.+ ................                        0
        800     Tele Norte Leste Participacoes S.A.+ ..................                        7
        800     Tele Sudeste Celular Participacoes S.A.+ ..............                        2
        800     Telemig Celular Participacoes S.A.+ ...................                        1
 16,600,800     Telesp Celular Participacoes S.A.+ ....................                   71,446
        800     Telesp Participacoes S.A.+ ............................                       10
                                                                                    ------------
                                                                                       1,208,944
                                                                                    ------------
  CHILE -- 4.1%
     10,900     Banco Santander Chile, ADR+ ...........................                  159,412
      6,300     Chilectra S.A., ADR ...................................                  139,512
     11,200     Companhia de Telecomunicaciones de Chile S.A., ADR ....                  231,700
     14,300     Enersis S.A., ADR .....................................                  369,119
     19,100     Madeco S.A., ADR ......................................                  159,963
                                                                                    ------------
                                                                                       1,059,706
                                                                                    ------------
  CZECHOSLAVAKIA -- 1.7%
     14,100     Ceske Radiokomunikace, GDR+*** ........................                  454,725
                                                                                    ------------
  EGYPT -- 0.6%
     15,400     EFG-Hermes, GDR*** ....................................                  146,300
                                                                                    ------------
  GREAT BRITIAN -- 1.4%
     74,900     Billiton PLC ..........................................                  148,776
     29,700     Lonhro PLC ............................................                  161,477
     24,100     Coca-Cola Beverages PLC*** ............................                   42,474
                                                                                    ------------
                                                                                         352,727
                                                                                    ------------
  GREECE -- 7.3%
      4,832     Commercial Bank of Greece, S.A., GDR ..................                  475,505
      2,760     National Bank of Greece, S.A.+ ........................                  621,266
     12,189     Hellenic Telecommunication Organization S.A ...........                  324,451
        579     Hellenic Telecommunication Organization S.A, GDR ......                    7,594
     10,200     Panafon Hellenic Telecom S.A.+*** .....................                  273,331
      6,300     STET Hellas Telecommunications S.A., ADR+ .............                  203,962
                                                                                    ------------
                                                                                       1,906,109
                                                                                    ------------
  HONG KONG -- 3.8%
     76,000     Asia Satellite Telecommunications Holdings Ltd. .......                  135,371
    171,000     Beijing Datang Power Generation Company, Ltd., Class H+ ..                51,316
     14,000     Cheung Kong Infrastructure ............................                  100,741
     64,000     China Telecom (Hong Kong) Ltd.+ .......................                  110,692
     49,000     Dao Heng Bank Group Ltd. ..............................                  151,473
     87,000     Guangdong Kelon Electrical Holdings Company Ltd. ......                   77,482
     15,000     Henderson Land Development Company Ltd. ...............                   77,637
     37,000     Johnson Electric Holdings Ltd. ........................                   95,036
    144,000     Legend Holdings Ltd. ..................................                   50,648
     18,000     Sun Hung Kai Properties Ltd. ..........................                  131,266
                                                                                    ------------
                                                                                         981,662
                                                                                    ------------
  HUNGARY -- 4.6%
      5,200     Magyar Tavkozlesi Rt., ADR ............................                  155,025
     17,300     Mol Magyar Olaj Es Gazipari, GDR*** ...................                  474,509
      6,500     OTP Bank Rt ...........................................                  325,823
     28,400     Pick Szeged Rt., GDR*** ...............................                  241,400
                                                                                    ------------
                                                                                       1,196,757
                                                                                    ------------
  INDIA -- 7.4%
     13,500     BSES Ltd., GDR*** .....................................                  172,125
      2,900     BSES Ltd., GDR ........................................                   36,975
     13,500     Bajaj Auto Ltd., GDR ..................................                  210,938
     35,300     Gujarat Ambuja Cements Ltd., GDR** ....................                  232,980
      6,100     Hindalco Industries, Ltd., GDR ........................                   71,523
     10,800     Indian Hotels Ltd., GDR ...............................                   94,500
      7,400     ITC Ltd., GDR .........................................                  164,835
      5,700     Mahanager Telephone Nigam Ltd., GDR ...................                   69,540
     27,500     Mahanager Telephone Nigam Ltd., GDR** .................                  335,500
     28,100     Tata Engineering & Locomotive Company, Ltd., GDR ......                  112,400
      8,500     Telco GDS .............................................                   34,000
     18,723     Videsh Sanchar Nigam Ltd., GDR ........................                  229,357
     12,500     Videsh Sanchar Nigam Ltd., GDR*** .....................                  153,125
                                                                                    ------------
                                                                                       1,917,798
                                                                                    ------------
  INDONESIA -- 0.4%
          3     PT Bank International Indonesia+ ......................                        0
     16,500     PT Telekomunikasi Indonesia, ADR ......................                  107,250
                                                                                    ------------
                                                                                         107,250
                                                                                    ------------
  ISRAEL -- 2.6%
    207,100     Bank Leumi Le-Israel ..................................                  292,517
      7,400     Formula Systems (1985) Ltd.+ ..........................                  183,089
      5,200     Tadiran Ltd. ..........................................                  188,114
                                                                                    ------------
                                                                                         663,720
                                                                                    ------------
  KOREA -- 10.2%
     13,000     Hanjin Heavy Industries+ ..............................                   99,418
      3,580     Hankuk Glass Industry Company Ltd.+ ...................                   74,695
     26,200     Hanwha Chemical Corporation+ ..........................                  125,229
          1     Housing & Commercial Bank, GDR+ .......................                       12
     20,900     Housing & Commercial Bank, Korea ......................                  258,861
     25,000     Korea Electric Power Corporation+ .....................                  619,285
        100     Korea Telecom Corporation+ ............................                    3,159
      2,000     Samsung Display Devices Company+ ......................                   98,587
      9,489     Samsung Electronics Company Ltd. ......................                  636,542
        400     Samsung Fire & Marine Insurance .......................                  149,626
      8,900     Samsung Securities Company Ltd. .......................                  244,140
      1,600     Sindo Ricoh Company+ ..................................                   57,323
        260     SK Telecom Company Ltd., ADR ..........................                  145,453
      8,000     Ssangyong Oil Refining Company Ltd.+ ..................                  152,951
                                                                                    ------------
                                                                                       2,665,281
                                                                                    ------------
  MALAYSIA -- 2.5%
     91,800     Berjaya Sports Toto BHD** .............................                   87,026
    489,000     IJM Corporation BHD** .................................                  233,742
     55,000     JAYA Tiasa Holdings BHD** .............................                   55,550
     46,000     Malakoff BHD** ........................................                   81,880
    320,000     PPB Oil Palms Berhad** ................................                  186,240
                                                                                    ------------
                                                                                         644,438
                                                                                    ------------
  MEXICO -- 11.8%
    111,000     Alfa, S.A. de C.V., Class A ...........................                  304,255
     59,900     Cemex S.A. de C.V., Class B ...........................                  147,860
          8     Cifra S.A. de C.V., Series V+ .........................                       10
     17,400     Coca-Cola Femsa S.A., ADR .............................                  230,550
    133,300     Corporacion Moctezuma, S.A. de C.V.,
                  Series B1 ...........................................                  125,158
    144,400     Fomento Economico Mexicano S.A. de C.V., Class B ......                  391,433
     19,300     Grupo Accion, S.A. de C.V., ADR+*** ...................                   91,721
     77,300     Grupo Carso S.A. de C.V., Series A1 ...................                  262,219
     46,500     Grupo Mexico S.A, Series B ............................                  103,281
     13,000     Grupo Imsa, S.A. de C.V., ADR .........................                  135,688
     13,600     Grupo Televisa S.A., GDR+ .............................                  335,750
     95,300     Kimberly-Clark de Mexico, S.A. de C.V.,
                  Class A .............................................                  302,593
     13,000     Telefonos de Mexico S.A., ADR .........................                  632,938
                                                                                    ------------
                                                                                       3,063,456
                                                                                    ------------
  PERU -- 0.6%
     13,200     Telefonica del Peru S.A., ADR .........................                  167,475
                                                                                    ------------
  PHILIPPINES -- 2.9%
     39,500     Bank of the Philippine Islands*** .....................                   83,772
    538,020     Benpres Holdings Corporation, GDR+ ....................                   87,134
  1,091,500     Cosmos Bottling Corporation*** ........................                  102,416
  1,202,900     International Container Terminal Services, Inc.+ ......                  100,499
     40,900     Manila Electric Company, Class B ......................                  131,427
      4,800     Philippine Long Distance Telephone Company ............                  123,393
    576,000     SM Prime Holdings Inc. ................................                  109,573
     50,100     United Broadcasting Corporation Public Company Ltd.+ ..                   23,775
                                                                                    ------------
                                                                                         761,989
                                                                                    ------------
  POLAND -- 0.8%
     14,000     @Entertainment, Inc.+ .................................                   94,500
      7,100     Kredyt Bank PBI S.A., GDR+*** .........................                  115,302
                                                                                    ------------
                                                                                         209,802
                                                                                    ------------
  PORTUGAL -- 2.5%
      9,200     Investec-Consultoria Internacional, S.A ...............                  316,990
      2,800     Portugal Telecom S.A ..................................                  128,437
     10,200     Semapa-Sociedade de Investimento e Gestao, SGPS, S.A ..                  202,022
                                                                                    ------------
                                                                                         647,449
                                                                                    ------------
  SINGAPORE -- 0.4%
     12,000     Development Bank of Singapore Ltd. ....................                  108,298
                                                                                    ------------
  SOUTH AFRICA -- 3.1%
    115,425     FirstRand Ltd. ........................................                  125,806
     16,248     Liberty Life Association of Africa Ltd. ...............                  223,435
    270,000     Sanlam Ltd.+*** .......................................                  268,155
     51,700     Sasol, Ltd. ...........................................                  195,293
                                                                                    ------------
                                                                                         812,689
                                                                                    ------------
  TAIWAN -- 6.9%
     20,094     Acer Inc., GDR+*** ....................................                  115,037
      9,700     ASE Test Ltd., ADR+ ...................................                  314,038
     32,975     Asustek Computer Inc., GDR+ ...........................                  305,843
     10,400     Fubon Insurance Company, GDR+ .........................                  114,140
      3,390     Pohang Iron & Steel Company Ltd.+ .....................                  181,758
     29,940     Siliconware Precision Industries Company, GDR+ ........                  314,370
     30,685     Taiwan Semiconductor Manufacturing Company Ltd., ADR+ .                  435,343
                                                                                    ------------
                                                                                       1,780,529
                                                                                    ------------
  THAILAND -- 3.1%
     26,000     Advanced Information Service Public Company, Ltd. .....
                  (Foreign)+ ..........................................                  154,498
     88,400     Bangkok Bank Public Company Ltd. (Foreign) ............                  182,393
     43,100     Electricity Generating Public Company Ltd. (Foreign) ..                  116,791
      3,400     PTT Exploration and Production Public Company, Ltd. ...
                  (Foreign)+ ..........................................                   23,945
        600     PTT Exploration and Production Public Company, Ltd. ...
                  (Foreign)+*** .......................................                    4,226
      9,000     The Siam Cement Public Company, Ltd. (Foreign)+ .......                  204,017
     73,000     Thai Farmers Bank PLC .................................                  128,528
                                                                                    ------------
                                                                                         814,398
                                                                                    ------------
  TURKEY -- 2.7%
     39,950     Haci Omer Sabanci Holdings, ADR .......................                  149,813
    215,000     Migros Turk T.A.S .....................................                  214,686
  1,398,800     Vestel Elektronik Sanayi ve Ticaret A.S.+ .............                  115,288
     20,863     Yapi ve Kredi Bankasi S.A., GDR+ ......................                  232,105
                                                                                    ------------
                                                                                         711,892
                                                                                    ------------
  UNITED STATES -- 0.6%
     27,000     R.O.C. Taiwan Fund ....................................                  167,063
                                                                                    ------------
                Total Common Stocks
                  (Cost $25,318,012) ..................................               23,972,899
                                                                                    ------------
PREFERRED STOCKS -- 5.2%
  BRAZIL -- 5.2%
 40,500,488     Banco Bradesco S.A ....................................                  224,584
  7,000,000     Embraer-Empresa Brasileira de Aeronautica S.A .........                   86,903
  9,400,000     Embratel Participacoes S.A.+ ..........................                  128,368
 17,000,000     Gerdau S.A ............................................                  126,629
  1,190,500     Petroleo Brasileir ....................................                  134,987
 19,800,000     Tele Centro Sul Participacoes S.A.+ ...................                  171,903
 14,100,000     Tele Norte Leste Participacoes S.A.+ ..................                  176,214
        390     Telecomunicacoes de Sao Paulo S.A .....................                       53
  7,500,000     Telesp Celular Participacoes S.A.+ ....................                   55,245
 10,900,000     Telesp Participacoes S.A.+ ............................                  248,086
                                                                                    ------------
                Total Preferred Stocks
                  (Cost $1,748,426) ...................................                1,352,972
                                                                                    ------------

                                                                   EXPIRATION           VALUE
   SHARES                                                             DATE             (NOTE 1)
   ------                                                            ----              --------

WARRANTS AND RIGHTS -- 0.0%#
  BRAZIL -- 0.0%#
  1,678,705     Banco Bradesco S.A. ............................  02/04/1999                 972
    177,697     Mesbla .........................................  01/01/2100                   0
                                                                                    ------------
                                                                                             972
                                                                                    ------------

  INDONESIA -- 0.0%#
      2,200     PT Bank International
                  Indonesia+ ...................................  01/17/2000                  18
                                                                                    ------------

  KOREA -- 0.0%#
        122     Samsung Fire & Marine
                  Insurance ....................................  01/15/1999                   0
                                                                                    ------------
                Total Warrants and Rights
                  (Cost $1,140) ............................................                 990
                                                                                    ------------

 PRINCIPAL
   AMOUNT
 ---------
CONVERTIBLE BONDS -- 0.6%
  (Cost $335,977)
  RUSSIA -- 0.6%
$   565,000     Russian Government,
                  12.750% due 06/24/2028 ..................................              170,206
                                                                                    ------------
REPURCHASE AGREEMENT -- 3.0%
  (Cost $782,000)
    782,000     Agreement with Merrill Lynch Pierce Fenner & Smith, 4.800%
                  dated 12/31/98 to be repurchased at $782,417 on
                  01/04/1999, collateralized by $710,000 U.S. Treasury
                  Notes, 6.500% due 08/15/2005 (Market value $796,593) ....              782,000
                                                                                    ------------
TOTAL INVESTMENTS (COST $28,185,555*) .............................. 100.9%           26,279,067
OTHER ASSETS AND LIABILITIES (NET) .................................  (0.9)             (250,836)
                                                                     -----          ------------
NET ASSETS ......................................................... 100.0%         $ 26,028,231
                                                                     =====          ============

-----------------
  * Aggregate cost for Federal tax purposes was $28,526,461.
 ** Illiquid Securities.
*** Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.
  # Amount is less than 0.1%.

                               See Notes to Financial Statements.

--------------------------------------------
  Portfolio of Investments -- (Continued)
--------------------------------------------

                                          THE GCG TRUST
                                     EMERGING MARKETS SERIES
                                        DECEMBER 31, 1998

The summary of investment by industry classification of the Emerging Markets
Series at December 31, 1998 was as follows:

                                                                        % OF           VALUE
INDUSTRY CLASSIFICATION                                              NET ASSETS      (NOTE 1)
-----------------------                                              ----------      --------
LONG TERM INVESTMENTS:
Oil/Gas .......................................................          7.5%      $  1,949,716
Communication/Telecommunications ..............................         21.1          5,482,576
Banks .........................................................         13.1          3,415,044
Electric Utilities ............................................          3.4            881,105
Construction and Building Materials ...........................          5.4          1,419,313
Food and Beverage Products ....................................          4.5          1,177,760
Retail ........................................................          0.8            214,696
Chemicals .....................................................          0.5            125,229
Insurance .....................................................          2.9            755,356
Computers and Office Equipment ................................          2.7            711,940
Financial Services ............................................          2.4            628,056
Metal and Metal Products ......................................          0.9            231,485
Broadcast, Radio and TV .......................................          3.7            973,438
Auto ..........................................................          0.6            146,400
Electric Services and Equipment ...............................          9.4          2,454,531
Electronics ...................................................          3.2            830,165
Miscellaneous Services ........................................          0.4            100,499
Mining/Minerals ...............................................          1.6            413,535
Agriculture ...................................................          1.4            352,789
Diversified Operations ........................................          2.7            702,162
Iron/Steel ....................................................          0.7            181,758
Real Estate ...................................................          2.0            510,939
Aerospace/Defense .............................................          0.3             86,903
Consumer Goods ................................................          1.4            373,771
Leisure .......................................................          0.8            209,008
Paper and Allied Products .....................................          1.9            500,993
Manufacturing .................................................          1.5            387,838
Other .........................................................          1.9            483,569
                                                                       -----        -----------
TOTAL INVESTMENTS .............................................         98.7         25,700,574
REPURCHASE AGREEMENT ..........................................          3.0            782,000
OTHER ASSETS AND LIABILITIES (NET) ............................         (1.7)          (454,343)
                                                                       -----    ---------------
NET ASSETS ....................................................        100.0%       $26,028,231
                                                                       =====        ===========

                                       SCHEDULE OF FORWARD
                               FOREIGN CURRENCY EXCHANGE CONTRACTS

                                    FORWARD FOREIGN CURRENCY
                                    EXCHANGE CONTRACTS TO BUY

                               CONTRACTS TO RECEIVE
                      -------------------------------------                       UNREALIZED
EXPIRATION                     LOCAL            IN EXCHANGE          VALUE IN    APPRECIATION/
   DATE                      CURRENCY            FOR U.S. $           U.S. $     (DEPRECIATION)
----------                   --------           -----------         ----------   --------------
02/03/1999            DKK        5,265,000        $113,249           $133,733        $20,484
                                                                                     -------

                                    FORWARD FOREIGN CURRENCY
                                   EXCHANGE CONTRACTS TO SELL

                               CONTRACTS TO DELIVER
                      -------------------------------------                       UNREALIZED
EXPIRATION                     LOCAL            IN EXCHANGE          VALUE IN    APPRECIATION/
   DATE                      CURRENCY            FOR U.S. $           U.S. $     (DEPRECIATION)
----------                   --------           -----------         ----------   --------------
02/03/1999            DKK       21,747,000        $486,510           $552,381      $(65,871)
                                                                                   --------
Net Unrealized Depreciation of Forward Foreign Exchange Contracts ............     $(45,387)
                                                                                   ========

------------------------------------------------------------------------------------------------
                                       GLOSSARY OF TERMS
                               ADR -- American Depository Receipt
                               GDR -- Global Depository Receipt
                               DKK -- Danish Krona
------------------------------------------------------------------------------------------------

                               See Notes to Financial Statements.

--------------------------------------------
  Portfolio of Investments
--------------------------------------------

                                          THE GCG TRUST
                                       VALUE EQUITY SERIES
                                        DECEMBER 31, 1998

                                                                                     VALUE
   SHARES                                                                           (NOTE 1)
   ------                                                                           --------
COMMON STOCKS -- 90.7%
  AEROSPACE/DEFENSE -- 4.1%
    100,000     Raytheon Company, Class B .............................             $  5,325,000
                                                                                    ------------
  APPARREL AND TEXTILES -- 0.5%
     15,000     Nike, Inc., Class B+ ..................................                  608,437
                                                                                    ------------
  BANKS -- 2.1%
     40,000     Chase Manhattan Corporation ...........................                2,722,500
                                                                                    ------------
  CHEMICALS -- 1.9%
     50,000     Crompton & Knowles Corporation ........................                1,034,375
     57,000     Morton International, Inc. ............................                1,396,500
                                                                                    ------------
                                                                                       2,430,875
                                                                                    ------------
  COMPUTER INDUSTRY -- 5.8%
     85,000     Electronic Data Systems Corporation ...................                4,271,250
     18,000     International Business Machines Corporation ...........                3,325,500
                                                                                    ------------
                                                                                       7,596,750
                                                                                    ------------
  CONSUMER PRODUCTS -- 2.8%
     70,000     Fortune Brands, Inc.+ .................................                2,213,750
     50,000     Libbey, Inc. ..........................................                1,446,875
                                                                                    ------------
                                                                                       3,660,625
                                                                                    ------------
  DISTRIBUTOR/WHOLESALER -- 0.9%
    160,000     Unisource Worldwide, Inc. .............................                1,160,000
                                                                                    ------------
  ELECTRONICS -- 5.7%
    170,000     Input/Output, Inc.+ ...................................                1,243,125
     56,000     Mattel, Inc. ..........................................                1,277,500
     72,000     Philips Electronics N.V ...............................                4,873,500
                                                                                    ------------
                                                                                       7,394,125
                                                                                    ------------
  FINANCIAL SERVICES -- 8.4%
     68,000     Federal Home Loan Mortgage Corporation ................                4,381,750
      6,500     S&P Depository Receipts ...............................                  801,531
     70,000     Security Capital Group, Inc., Class B+ ................                  949,375
    100,000     SLM Holding Corporation ...............................                4,800,000
                                                                                    ------------
                                                                                      10,932,656
                                                                                    ------------
  HEALTH CARE -- 7.1%
     35,000     Bausch & Lomb, Inc. ...................................                2,100,000
    165,000     Columbia/HCA Healthcare Corporation ...................                4,083,750
    200,000     HEALTHSOUTH Corporation+ ..............................                3,087,500
                                                                                    ------------
                                                                                       9,271,250
                                                                                    ------------
  INSURANCE -- 4.9%
     62,000     Aetna Inc.+ ...........................................                4,874,750
     95,000     TIG Holdings, Inc. ....................................                1,478,438
                                                                                    ------------
                                                                                       6,353,188
                                                                                    ------------
  IRON/STEEL -- 3.0%
    145,000     Allegheny Teledyne, Inc. ..............................                2,963,438
     61,000     British Steel Plc, ADR ................................                  892,125
                                                                                    ------------
                                                                                       3,855,563
                                                                                    ------------
  MEDICAL -- HOSPITAL MANAGEMENT AND SERVICES -- 1.4%
    100,000     Humana, Inc.+ .........................................                1,781,250
                                                                                    ------------
  OIL AND GAS -- 11.5%
     57,000     Ashland Inc.+ .........................................                2,757,375
     30,000     BP Amoco Plc, ADR .....................................                2,850,000
     28,000     Exxon Corporation .....................................                2,047,500
    130,000     MCN Energy Group, Inc.+ ...............................                2,478,125
     50,000     Royal Dutch Petroleum Company .........................                2,393,750
     87,000     Sonat, Inc. ...........................................                2,354,438
                                                                                    ------------
                                                                                      14,881,188
                                                                                    ------------
  PAPER & FOREST PRODUCTS -- 2.7%
     41,000     International Paper Company+ ..........................                1,837,312
    105,600     Schweitzer-Mauduit International, Inc. ................                1,630,200
                                                                                    ------------
                                                                                       3,467,512
                                                                                    ------------
  PHARMACEUTICALS -- 2.4%
     26,400     Abbott Laboratories ...................................                1,293,600
     33,000     Pharmacia & Upjohn, Inc.+ .............................                1,868,625
                                                                                    ------------
                                                                                       3,162,225
                                                                                    ------------
  RETAIL -- 4.7%
     40,000     Federated Department Stores, Inc.+ ....................                1,742,500
    260,000     Toys R Us, Inc.+ ......................................                4,387,500
                                                                                    ------------
                                                                                       6,130,000
                                                                                    ------------
  TELECOMMUNICATIONS -- 4.4%
     55,000     Bellsouth Corporation .................................                2,743,125
     55,000     SBC Communications, Inc. ..............................                2,949,375
                                                                                    ------------
                                                                                       5,692,500
                                                                                    ------------
  TOBACCO -- 12.4%
    500,000     Dimon, Inc. ...........................................                3,593,750
     81,500     Philip Morris Companies, Inc. .........................                4,360,250
    140,000     RJR Nabisco Holdings Corporation ......................                4,156,250
    115,000     UST, Inc ..............................................                4,010,625
                                                                                    ------------
                                                                                      16,120,875
                                                                                    ------------
  WASTE DISPOSAL -- 4.0%
    110,000     Waste Management, Inc. ................................                5,128,750
                                                                                    ------------
                Total Common Stocks
                  (Cost $112,124,965) .................................              117,675,269
                                                                                    ------------

PRINCIPAL
  AMOUNT
---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 9.2%
  (Cost $11,996,699)
$12,001,000     Federal Home Loan Bank,
                  4.565%++ due 01/04/1999 .............................               11,996,699
                                                                                    ------------
TOTAL INVESTMENTS (COST $124,121,664*) .........................  99.9%              129,671,968
OTHER ASSETS AND LIABILITIES (NET) .............................   0.1                   112,529
                                                                 -----              ------------
NET ASSETS ..................................................... 100.0%             $129,784,497
                                                                 =====              ============

-----------------
 * Aggregate cost for Federal tax purposes was $124,879,228.
 + Non-income producing security.
++ Annualized yield at date of purchase.

                               See Notes to Financial Statements.

--------------------------------------------
  Portfolio of Investments
--------------------------------------------

                                          THE GCG TRUST
                                     STRATEGIC EQUITY SERIES
                                        DECEMBER 31, 1998

                                                                                       VALUE
    SHARES                                                                            (NOTE 1)
    ------                                                                            --------
COMMON STOCKS -- 87.9%
  AEROSPACE/DEFENSE -- 2.0%
      5,650     AAR Corporation .......................................              $   133,481
     19,600     Cordant Technologies, Inc. ............................                  735,000
      2,400     General Dynamics Corporation ..........................                  140,700
      3,700     Goodrich (B.F.) Company ...............................                  132,737
      2,100     Northrop Grumman Corporation ..........................                  153,563
      1,500     United Technologies Corporation .......................                  163,125
                                                                                     -----------
                                                                                       1,458,606
                                                                                     -----------
  AIRLINES -- 0.9%
     19,600     COMAIR Holdings, Inc. .................................                  661,500
                                                                                     -----------
  APPAREL AND TEXTILES -- 2.6%
     13,550     Guilford Mills, Inc. ..................................                  226,116
     13,800     Mohawk Industries, Inc.+ ..............................                  580,462
      2,100     Quiksilver, Inc.+ .....................................                   63,000
      7,200     Russell Corporation ...................................                  146,250
      7,500     Shaw Industries, Inc. .................................                  181,875
      6,300     Springs Industries, Inc., Class A .....................                  261,056
        200     Tommy Hilfiger Corporation+ ...........................                   12,000
      3,000     V.F. Corporation ......................................                  140,625
      7,100     The Warnaco Group, Inc., Class A ......................                  179,275
     13,800     Wellman, Inc. .........................................                  140,588
                                                                                     -----------
                                                                                       1,931,247
                                                                                     -----------
  AUTO RELATED -- 4.7%
     17,600     Arvin Industries, Inc. ................................                  733,700
      7,200     Borg-Warner Automotive, Inc. ..........................                  401,400
      2,500     Cummins Engine Company, Inc. ..........................                   88,750
     16,300     Ford Motor Company ....................................                  956,606
      1,900     General Motors Corporation ............................                  136,087
     12,800     Navistar International Corporation+ ...................                  364,800
     10,000     PACCAR, Inc. ..........................................                  411,250
     13,800     Tower Automotive, Inc.+ ...............................                  344,138
                                                                                     -----------
                                                                                       3,436,731
                                                                                     -----------
  BANKS -- 1.0%
      1,800     BSB Bancorp, Inc. .....................................                   59,175
        700     Dime Bancorp, Inc. ....................................                   18,506
      1,900     GreenPoint Financial Corporation ......................                   66,737
      2,800     Pacific Century Financial Corporation .................                   68,250
     16,100     Roslyn Bancorp, Inc. ..................................                  346,150
      4,500     UnionBanCal Corporation ...............................                  153,281
                                                                                     -----------
                                                                                         712,099
                                                                                     -----------
  BUILDING MATERIALS AND PRODUCTS -- 3.0%
      2,700     Armstrong World Industries, Inc.+ .....................                  162,844
     21,200     Lafarge Corporation** .................................                  858,600
      5,200     Masco Corporation .....................................                  149,500
      8,900     NCI Building Systems, Inc.+ ...........................                  250,312
      2,700     Southdown, Inc. .......................................                  159,806
      6,200     USG Corporation .......................................                  315,813
      7,100     YORK International Corporation ........................                  289,769
                                                                                     -----------
                                                                                       2,186,644
                                                                                     -----------
  CHEMICALS -- 1.0%
     17,200     Ethyl Corporation .....................................                   99,975
      8,200     Grace (W.R.) & Company ................................                  128,637
      7,800     IMC Global, Inc. ......................................                  166,725
     16,300     Schulman (A.), Inc. ...................................                  369,806
                                                                                     -----------
                                                                                         765,143
                                                                                     -----------
  COMPUTER INDUSTRY -- 5.8%
      8,600     Adaptec, Inc.+ ........................................                  151,038
      3,700     Affiliated Computer Services, Inc.+ ...................                  166,500
      1,700     American Online, Inc.+ ................................                  272,000
     12,100     Apple Computer, Inc. ..................................                  495,344
     15,300     Avant Corporation+ ....................................                  244,800
      3,000     BMC Software, Inc.+ ...................................                  133,688
      4,900     Check Point Software Technologies, Ltd.+ ..............                  224,481
      1,800     Citrix Systems, Inc.+ .................................                  174,712
      3,400     Computer Associates International, Inc. ...............                  144,925
      4,800     Computer Horizons Corporation+ ........................                  127,800
      2,400     Compuware Corporation+ ................................                  187,500
        900     Comverse Technology, Inc.+ ............................                   63,900
      2,500     Dell Computer Corporation+ ............................                  182,969
      2,100     EMC Corporation+ ......................................                  178,500
      6,100     HBO & Company .........................................                  174,994
      1,000     Keane, Inc. ...........................................                   39,937
      3,200     Legato Systems, Inc.+ .................................                  211,000
      3,200     Mercury Interactive Corporation+ ......................                  202,400
      1,300     Microsoft Corp. .......................................                  180,294
      4,000     Network Appliance, Inc.+ ..............................                  180,000
      1,600     Oracle Corporation+ ...................................                   69,000
      5,800     Rational Software Corporation+ ........................                  153,700
      2,600     Sykes Enterprises, Inc.+ ..............................                   79,300
      1,500     Symantec Corporation+ .................................                   32,625
      2,700     Veritas Software Corporation+ .........................                  161,831
                                                                                     -----------
                                                                                       4,233,238
                                                                                     -----------
  CONSUMER PRODUCTS -- 1.1%
      3,300     Blyth Industries, Inc.+ ...............................                  103,125
      2,000     Estee Lauder Companies, Inc. ..........................                  171,000
      5,700     Maytag Corporation ....................................                  354,825
      1,600     Procter & Gamble Company ..............................                  146,100
                                                                                     -----------
                                                                                         775,050
                                                                                     -----------
  CONTAINERS AND PACKAGING -- 1.3%
     12,600     Ball Corporation**+ ...................................                  576,450
      3,800     First Brands Corporation ..............................                  149,862
      5,900     Premark International, Inc. ...........................                  204,288
      2,900     Shorewood Packaging Corporation+ ......................                   59,450
                                                                                     -----------
                                                                                         990,050
                                                                                     -----------
  CRUISELINES -- 0.6%
     12,200     Royal Caribbean Cruises, Ltd. .........................                  451,400
                                                                                     -----------
  DISTRIBUTOR/WHOLESALER -- 0.9%
      1,800     CDW Computer Centers, Inc.+ ...........................                  172,687
     10,000     CHS Electronics, Inc.+ ................................                  169,375
      6,700     Hughes Supply, Inc. ...................................                  195,975
      6,400     Owens & Minor, Inc. ...................................                  100,800
                                                                                     -----------
                                                                                         638,837
                                                                                     -----------
  ELECTRICAL PRODUCTS -- 1.0%
      3,400     American Power Conversion Corporation+ ................                  164,688
      2,700     Jabil Circuit, Inc.+ ..................................                  201,487
      8,600     Tecumseh Products Company, Class A ....................                  400,975
                                                                                     -----------
                                                                                         767,150
                                                                                     -----------
  ELECTRONICS -- 0.7%
      3,200     AMP, Inc.+ ............................................                  166,600
        200     Avnet, Inc. ...........................................                   11,975
      2,300     Flextronics International, Ltd.+ ......................                  196,937
      3,800     GenRad, Inc. ..........................................                   59,850
      1,100     Sanmina Corporation+ ..................................                   68,750
                                                                                     -----------
                                                                                         504,112
                                                                                     -----------
  ENVIRONMENTAL SERVICES -- 0.0%#
     38,600     Philip Services Corporation ...........................                   12,062
                                                                                     -----------
  FINANCIAL SERVICES -- 2.0%
     22,900     AmeriCredit Corporation+ ..............................                  316,306
      1,400     Capital One Financial Corporaton ......................                  161,000
      4,200     Countrywide Credit Industries, Inc. ...................                  210,787
      2,500     Federal Home Loan Mortgage Corporation ................                  161,094
      2,100     Federal National Mortgage Association .................                  155,400
      3,300     Healthcare Financial Partners, Inc.+ ..................                  120,656
      3,300     Old Kent Financial Corporation ........................                  153,450
      2,400     Providian Financial Corporation .......................                  180,000
                                                                                     -----------
                                                                                       1,458,693
                                                                                     -----------
  FOOD AND BEVERAGES -- 1.8%
      3,000     Adolph Coors Company, Class B .........................                  169,312
      1,000     Anheuser-Busch Companies, Inc. ........................                   65,625
      2,800     Canandaigua Brands, Inc.+ .............................                  161,875
     15,300     Chiquita Brands International+ ........................                  146,306
      2,700     Flowers Industries, Inc. ..............................                   64,631
      5,600     IBP, Inc. .............................................                  163,100
     10,700     Michael Foods, Inc. ...................................                  321,000
      4,600     The Robert Mondavi Corporation+ .......................                  188,025
      1,200     Smithfield Foods, Inc.+ ...............................                   40,650
                                                                                     -----------
                                                                                       1,320,524
                                                                                     -----------
  HEALTHCARE -- 1.4%
      2,300     Allergan, Inc.+ .......................................                  148,925
      1,900     Amgen, Inc.+ ..........................................                  198,669
      1,700     Lilly (Eli) & Company .................................                  151,087
      4,400     Lincare Holdings, Inc.+ ...............................                  178,475
      2,300     VISX, Inc.+ ...........................................                  201,106
      1,800     Waters Corporation+ ...................................                  157,050
                                                                                     -----------
                                                                                       1,035,312
                                                                                     -----------
  HOMEBUILDING AND LAND DEVELOPMENT -- 3.2%
     13,000     Centex Corporation+ ...................................                  585,813
      8,000     Coachmen Industries, Inc. .............................                  210,000
      6,600     Fleetwood Enterprises, Inc. ...........................                  229,350
     21,000     Kaufman and Broad Home Corporation ....................                  603,750
      6,400     Pulte Corporation .....................................                  178,000
      7,600     Ryland Group, Inc. ....................................                  219,450
     10,900     Webb (Del E.) Corporation .............................                  300,431
                                                                                     -----------
                                                                                       2,326,794
                                                                                     -----------
  HOTELS/RESORTS -- 0.4%
      9,200     Extended Stay America, Inc.+ ..........................                   96,600
     10,900     Prime Hospitality Corporation .........................                  115,131
      4,300     Starwood Hotels & Resorts Worldwide, Inc.+ ............                   97,556
                                                                                     -----------
                                                                                         309,287
                                                                                     -----------
  HOUSEHOLD FURNISHINGS AND PRODUCTS -- 0.8%
     17,000     Furniture Brands International, Inc.+ .................                  463,250
     12,600     Interface, Inc. .......................................                  116,944
                                                                                     -----------
                                                                                         580,194
                                                                                     -----------
  INDUSTRIAL PRODUCTS, SERVICES AND MACHINERY -- 1.5%
      5,800     Applied Power Inc., Class A ...........................                  218,950
      4,700     Ingersoll-Rand Company ................................                  220,606
      7,100     McDermott International, Inc. .........................                  175,281
     17,300     Milacron, Inc. ........................................                  333,025
      7,100     United Dominion Industries, Ltd. ......................                  144,663
                                                                                     -----------
                                                                                       1,092,525
                                                                                     -----------
  INSURANCE -- 3.6%
      3,800     AFLAC, Inc. ...........................................                  167,200
      1,900     CIGNA Corporation .....................................                  146,894
      4,100     CMAC Investment Corporation ...........................                  188,344
      5,900     Conseco, Inc.+ ........................................                  180,319
      8,700     Financial Security Assurance Holdings Ltd. ............                  471,975
      1,800     Fremont General Corporation ...........................                   44,550
     13,300     Frontier Insurance Group, Inc. ........................                  171,237
      1,500     IPC Holdings, Ltd. ....................................                   34,781
      3,000     Loews Corporation+ ....................................                  294,750
     14,100     Old Republic International Corporation ................                  317,250
        900     PartnerRe, Ltd. .......................................                   41,175
      1,000     The Progressive Corporation ...........................                  169,375
        300     Selective Insurance Group, Inc. .......................                    6,038
      4,200     TIG Holdings, Inc. ....................................                   65,363
      5,200     Travelers Property Casualty Corporation, Class A ......                  161,200
      2,700     UNUM Corporation ......................................                  157,613
                                                                                     -----------
                                                                                       2,618,064
                                                                                     -----------
  IRON/STEEL -- 1.3%
      9,900     AK Steel Holding Corporation ..........................                  232,650
      7,900     Cleveland-Cliffs, Inc. ................................                  318,469
      6,400     Inland Steel Industries, Inc. .........................                  108,000
      6,500     LTV Corporation .......................................                   37,781
     11,500     USX-U.S. Steel Group, Inc.+ ...........................                  264,500
                                                                                     -----------
                                                                                         961,400
                                                                                     -----------
  MANUFACTURING -- 3.5%
      4,700     Aeroquip-Vickers, Inc. ................................                  140,706
      3,200     Albany International Corporation, Class A .............                   60,600
      2,900     Briggs & Stratton Corporation .........................                  144,638
      1,800     Carlisle Companies, Inc. ..............................                   92,925
      2,100     Crane Company .........................................                   63,394
        400     Graco, Inc. ...........................................                   11,800
     13,000     Kellwood Company ......................................                  325,000
      7,900     The Manitowoc Company, Inc. ...........................                  350,562
     18,400     Mark IV Industries, Inc. ..............................                  239,200
      1,200     Olin Corporation ......................................                   33,975
      1,600     Perkin-Elmer Corporation ..............................                  156,100
     15,200     Smith (A.O.) Corporation ..............................                  373,350
     11,100     Trinity Industries, Inc. ..............................                  427,350
      2,300     Tyco International, Ltd. ..............................                  173,506
                                                                                     -----------
                                                                                       2,593,106
                                                                                     -----------
  MEDICAL -- HOSPITAL MANAGEMENT AND SERVICES -- 1.0%
      4,900     Bergen Brunswig Corporation+ ..........................                  170,887
      4,500     Mallinckrodt, Inc.+ ...................................                  138,656
      1,800     PacifiCare Health Systems, Inc.+ ......................                  143,100
      8,800     Total Renal Care Holdings, Inc.+ ......................                  260,150
                                                                                     -----------
                                                                                         712,793
                                                                                     -----------
  MEDICAL PRODUCTS -- 0.1%
        900     Medtronic, Inc. .......................................                   66,825
                                                                                     -----------
  METAL FABRICATION -- 0.9%
     13,900     Intermet Corporation ..................................                  181,569
      9,700     Quanex Corporation ....................................                  218,250
     13,100     Timken Company ........................................                  247,263
                                                                                     -----------
                                                                                         647,082
                                                                                     -----------
  METALS AND MINING -- 1.1%
      6,000     Alcan Aluminum Ltd. ...................................                  162,375
      6,600     Barrick Gold Corporation ..............................                  128,700
      8,600     Placer Dome, Inc. .....................................                   98,900
      5,000     Reynolds Metals Company ...............................                  263,438
      3,900     Stillwater Mining Company+ ............................                  159,900
                                                                                     -----------
                                                                                         813,313
                                                                                     -----------
  OFFICE EQUIPMENT AND SUPPLIES -- 1.0%
     26,700     Miller (Herman), Inc. .................................                  717,562
                                                                                     -----------
  OIL AND GAS -- 1.1%
      6,300     Ashland, Inc.+ ........................................                  304,762
      2,600     Eastern Enterprises ...................................                  113,750
      8,600     Equitable Resources, Inc. .............................                  250,475
      5,400     Tidewater, Inc. .......................................                  125,213
      2,300     Westcoast Energy, Inc. ................................                   45,713
                                                                                     -----------
                                                                                         839,913
                                                                                     -----------
  PAPER AND FOREST PRODUCTS -- 0.9%
      4,000     Boise Cascade Corporation+ ............................                  124,000
      6,400     Bowater, Inc. .........................................                  265,600
      6,100     Chesapeake Corporation ................................                  224,938
      1,900     Glatfelter (P.H.) Company .............................                   23,512
                                                                                     -----------
                                                                                         638,050
                                                                                     -----------
  PHARMACEUTICALS -- 0.2%
      2,400     Medicis Pharmaceutical Corporation+ ...................                  143,100
                                                                                     -----------
  PRINTING AND FORMS -- 1.4%
      4,700     Banta Corporation .....................................                  128,663
     24,500     Bowne & Company, Inc. .................................                  437,938
      2,600     Consolidated Graphics, Inc.+ ..........................                  175,662
      5,300     Harland (John H.) Company .............................                   82,481
      1,400     Lexmark International Group, Inc., Class A+ ...........                  140,700
      1,300     New England Business Service, Inc. ....................                   50,862
                                                                                     -----------
                                                                                       1,016,306
                                                                                     -----------
  PUBLISHING -- 0.2%
      2,800     Knight-Ridder, Inc. ...................................                  143,150
                                                                                     -----------
  REAL ESTATE INVESTMENT TRUSTS -- 3.9%
      4,300     Apartment Investment & Management Company .............                  159,906
      7,600     CarrAmerica Realty Corporation ........................                  182,400
      1,900     Catellus Development Corporation+ .....................                   27,194
      2,600     Duke Realty Investments, Inc. .........................                   60,450
     14,900     Equity Office Properties Trust** ......................                  357,600
      8,600     FelCor Lodging Trust, Inc. ............................                  198,338
      3,300     First Industrial Realty Trust, Inc. ...................                   88,481
      2,800     General Growth Properties, Inc.+ ......................                  106,050
      8,100     Highwoods Properties, Inc. ............................                  208,575
      5,200     Irvine Apartment Communities, Inc. ....................                  165,750
     10,100     Liberty Property Trust ................................                  248,712
      2,400     Macerich Company ......................................                   61,500
     14,500     Prentiss Properties Trust .............................                  323,531
      3,000     ProLogis Trust ........................................                   62,250
      6,600     Public Storage, Inc. ..................................                  178,613
      7,300     Reckson Associates Realty Corporation .................                  161,969
      4,100     Taubman Centers, Inc. .................................                   56,375
     10,800     TrizecHahn Corporation ................................                  221,400
                                                                                     -----------
                                                                                       2,869,094
                                                                                     -----------
  RECREATIONAL PRODUCTS -- 0.4%
      4,600     Brunswick Corporation .................................                  113,850
      1,900     Hasbro, Inc. ..........................................                   68,637
      2,900     Polaris Industries, Inc. ..............................                  113,644
                                                                                     -----------
                                                                                         296,131
                                                                                     -----------
  RENTAL/LEASING -- 0.2%
      6,500     Avis Rent A Car, Inc.+ ................................                  157,219
                                                                                     -----------
  RESTAURANTS -- 0.9%
     15,300     Bob Evans Farms, Inc. .................................                  398,756
      5,700     Brinker International, Inc.+ ..........................                  164,587
      3,000     CEC Entertainment, Inc.+ ..............................                   83,250
        900     Ryan's Family Steak Houses, Inc.+ .....................                   11,138
                                                                                     -----------
                                                                                         657,731
                                                                                     -----------
  RETAIL -- 3.6%
      6,000     AnnTaylor Stores Corp. ................................                  236,625
      3,500     Best Buy Company, Inc.+ ...............................                  214,813
      9,000     Brown Group, Inc.+ ....................................                  158,062
      1,500     Dollar Tree Stores, Inc.+ .............................                   65,531
      3,150     The Gap, Inc. .........................................                  177,187
      1,300     Hollywood Entertainment Corporation+ ..................                   35,425
      1,700     Longs Drug Stores Corporation .........................                   63,750
      3,700     Lowe's Companies, Inc. ................................                  189,394
      7,200     Micro Warehouse, Inc.+ ................................                  243,450
      5,200     Ross Stores, Inc.** ...................................                  204,750
        900     Talbots, Inc. .........................................                   28,238
     28,300     The TJX Companies, Inc. ...............................                  820,700
      1,900     Wal-Mart Stores, Inc. .................................                  154,731
      2,100     Zale Corporation+ .....................................                   67,725
                                                                                     -----------
                                                                                       2,660,381
                                                                                     -----------
  SEMICONDUCTORS -- 0.7%
     12,200     Cirrus Logic, Inc.+ ...................................                  119,712
      1,300     Intel Corporation .....................................                  154,131
      6,800     Level One Communications, Inc.+ .......................                  241,400
                                                                                     -----------
                                                                                         515,243
                                                                                     -----------
  SERVICES -- 2.1%
        200     ACNielsen Corporation+ ................................                    5,650
      4,800     American Management Systems, Inc.+ ....................                  192,000
      7,400     CIBER, Inc.+ ..........................................                  206,738
      5,800     Computer Task Group, Inc. .............................                  157,325
      4,100     Deluxe Corporation ....................................                  149,906
      3,600     Fluor Corporation .....................................                  153,225
      1,900     HA-LO Industries, Inc.+ ...............................                   71,487
      2,800     Jacobs Engineering Group, Inc.+ .......................                  114,100
      1,900     McKesson Corporation+ .................................                  150,219
        400     Pre-Paid Legal Services, Inc.+ ........................                   13,200
      7,800     Romac International, Inc.+ ............................                  173,550
      5,100     Sylvan Learning Systems, Inc.+ ........................                  155,550
                                                                                     -----------
                                                                                       1,542,950
                                                                                     -----------
  SUPERMARKET CHAINS -- 0.8%
      4,700     Great Atlantic & Pacific Tea Company ..................                  139,237
     16,000     SUPERVALU, Inc. .......................................                  448,000
                                                                                     -----------
                                                                                         587,237
                                                                                     -----------
  TELECOMMUNICATIONS -- 2.6%
      2,400     AT&T Corporation ......................................                  180,600
      3,400     BellSouth Corporation .................................                  169,575
      1,700     Cable Design Technologies Corporation+ ................                   31,450
      2,600     Century Telephone Enterprises, Inc.+ ..................                  175,500
      6,000     ECI Telecommunications Ltd.+ ..........................                  213,750
      1,700     Lucent Technologies, Inc. .............................                  187,000
      1,500     Nokia Oyj, ADR ........................................                  180,656
      1,800     Sprint Corporation ....................................                  151,425
     16,900     Tekelec+ ..............................................                  279,906
      2,700     Tele Danmark A/S ADR ..................................                  183,263
      2,700     Tellabs, Inc.+ ........................................                  185,119
                                                                                     -----------
                                                                                       1,938,244
                                                                                     -----------
  TOBACCO -- 0.9%
     12,700     RJR Nabisco Holdings Corporation ......................                  377,031
      7,500     Universal Corporation .................................                  263,438
                                                                                     -----------
                                                                                         640,469
                                                                                     -----------
  TRANSPORTATION -- 3.5%
      3,000     Alexander & Baldwin, Inc. .............................                   69,750
      5,700     Burlington Northern Santa Fe Corporation+ .............                  192,375
      3,300     Canadian National Railway Company .....................                  171,187
      4,100     CNF Transportation, Inc.+ .............................                  154,006
     10,400     GATX Corporation ......................................                  393,900
      7,600     Hunt (J.B.) Transport Services, Inc. ..................                  174,800
        600     Laidlaw, Inc. .........................................                    6,038
     11,800     Ryder System, Inc. ....................................                  306,800
      1,600     Swift Transportation Company, Inc.+ ...................                   44,850
      9,600     USFreightways Corporation .............................                  279,600
     19,125     Varlen Corporation ....................................                  441,070
      7,300     XTRA Corporation+ .....................................                  302,038
                                                                                     -----------
                                                                                       2,536,414
                                                                                     -----------
  UTILITIES -- 14.3%
     13,100     Allegheny Energy, Inc.** ..............................                  451,950
      2,900     Ameren Corporation ....................................                  123,794
     11,400     Baltimore Gas & Electric Company+ .....................                  350,550
     12,100     BEC Energy ............................................                  498,369
     20,100     Central & South West Corporation** ....................                  551,494
      2,000     Consolidated Edison, Inc. .............................                  105,750
      8,300     DTE Energy Company ....................................                  355,863
     11,100     Eastern Utilities Associates ..........................                  313,575
     19,200     Energy East Corporation ...............................                1,084,800
     12,100     Entergy Corporation ...................................                  376,613
     10,000     Florida Progress Corporation** ........................                  448,125
     16,700     GPU, Inc.**+ ..........................................                  737,931
      3,200     Houston Industries, Inc. ..............................                  102,800
      3,000     IPALCO Enterprises, Inc. ..............................                  165,938
        600     Kansas City Power & Light Company .....................                   17,775
      3,000     Montana Power Company .................................                  169,687
      8,300     New England Electric System ...........................                  399,438
      6,900     Northern States Power Company .........................                  191,475
     11,000     OGE Energy Corporation ................................                  318,313
     16,700     PECO Energy Company** .................................                  695,138
     12,851     PG&E Corporation ......................................                  404,807
      4,000     Pinnacle West Capital Corporation .....................                  169,500
      6,700     Potomac Electric Power Company ........................                  176,294
     10,400     PP&L Resources, Inc. ..................................                  289,900
     27,300     Public Service Company of New Mexico ..................                  557,944
     15,100     Public Service Enterprise Group, Inc. .................                  604,000
      5,200     Sierra Pacific Resources ..............................                  197,600
      5,700     Unicom Corporation ....................................                  219,806
     10,200     UtiliCorp United, Inc. ................................                  374,213
                                                                                     -----------
                                                                                      10,453,442
                                                                                     -----------
                Total Common Stocks
                  (Cost $59,508,620) ..................................               64,412,417
                                                                                     -----------

PRINCIPAL                                                                               VALUE
 AMOUNT                                                                                (NOTE 1)
---------                                                                              --------
U.S. TREASURY OBLIGATIONS -- 1.0%
  (Cost $699,005)
  U.S. TREASURY BILLS:
$   700,000     4.052%**++ due 01/14/1999 .............................             $    699,005
                                                                                     -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 11.4%
  2,846,000     Federal Home Loan Mortgage Corporation
                  4.565%+ due 01/04/1999 ..............................                2,844,933
  3,000,000     Federal Home Loan Mortgage Corporation
                  5.235%+ due 01/14/1999 ..............................                2,994,497
  2,500,000     Federal National Mortgage Association
                  5.197%+ due 01/15/1999 ..............................                2,495,080
                                                                                     -----------
                Total U.S. Government Agency Obligations
                  (Cost $8,334,510) ...................................                8,334,510
                                                                                     -----------
TOTAL INVESTMENTS (COST $68,542,135*) .......................... 100.3%               73,445,932
OTHER ASSETS AND LIABILITIES (NET) .............................  (0.3)                 (185,319)
                                                                 -----               -----------
NET ASSETS ... ................................................. 100.0%              $73,260,613
                                                                 =====               ===========

-----------------
 * Aggregate cost for Federal tax purposes was $69,110,916.
** Security is pledged as collateral for futures contracts.
 + Non-income producing security.
++ Annualized yield at date of purchase.

    NUMBER OF                                                                      UNREALIZED
    CONTRACTS                                                                     DEPRECIATION

FUTURES CONTRACTS -- LONG POSITION
          2     S&P 500, March 1999 ............................                     $   (44,222)
                                                                                     -----------
                Net unrealized depreciation on futures
                  contracts -- Long Position ...................                     $   (44,222)
                                                                                     ===========
------------------------------------------------------------------------------------------------
                                       GLOSSARY OF TERMS
                               ADR -- American Depository Receipt
------------------------------------------------------------------------------------------------

                               See Notes to Financial Statements.

--------------------------------------------
  Portfolio of Investments
--------------------------------------------

                                          THE GCG TRUST
                                        SMALL CAP SERIES
                                        DECEMBER 31, 1998

                                                                                       VALUE
   SHARES                                                                             (NOTE 1)
   ------                                                                             --------
COMMON STOCKS -- 89.2%
  ADVERTISING -- 1.5%
     51,475     Outdoor Systems Inc.+ .................................             $  1,544,250
     20,000     Young & Rubicam Inc.+ .................................                  647,500
                                                                                    ------------
                                                                                       2,191,750
                                                                                    ------------
  AIRLINES  --  2.0%
     20,000     ASA Holdings, Inc. ....................................                  610,000
     28,300     Continental Airlines, Inc., Class B+ ..................                  948,050
     42,600     SkyWest, Inc. .........................................                1,392,488
                                                                                    ------------
                                                                                       2,950,538
                                                                                    ------------
  BANKING / FINANCIAL  --  2.6%
     31,000     Dime Bancorp, Inc. ....................................                  819,562
     26,900     North Fork Bancorporation Inc. ........................                  643,919
    103,400     Sovereign Bancorp Inc. ................................                1,473,450
     15,000     Wilmington Trust Corporation ..........................                  924,375
                                                                                    ------------
                                                                                       3,861,306
                                                                                    ------------
  BIO TECHNOLOGY  --  3.4%
     17,000     Biogen, Inc.+ .........................................                1,411,000
     54,500     Centocor, Inc.+ .......................................                2,459,313
     24,500     IDEC Pharmaceuticals Corporation+ .....................                1,151,500
                                                                                    ------------
                                                                                       5,021,813
                                                                                    ------------
  BROADCASTING, RADIO AND TELEVISION  --  2.6%
     27,000     Cablevision Systems Corporation, Class A+ .............                1,355,063
     20,500     Cox Radio, Inc., Class A+ .............................                  866,125
     24,400     Jacor Communications, Inc.+ ...........................                1,570,750
                                                                                    ------------
                                                                                       3,791,938
                                                                                    ------------
  COMMERCIAL SERVICES  --  2.2%
     15,600     Dycom Industries, Inc.+ ...............................                  891,150
     21,800     Pittway Corporation, Class A ..........................                  720,763
     34,100     QRS Corporation+ ......................................                1,636,800
                                                                                    ------------
                                                                                       3,248,713
                                                                                    ------------
  COMMUNICATION  --  2.6%
     21,400     Ascend Communications, Inc.+ ..........................                1,407,050
     41,000     E-Tek Dynamics, Inc.+ .................................                1,096,750
     20,800     Newbridge Networks Corporation+ .......................                  631,800
     18,000     Visual Networks Inc.+ .................................                  675,000
                                                                                    ------------
                                                                                       3,810,600
                                                                                    ------------
  COMPUTER SOFTWARE AND SERVICES  --  10.6%
     21,700     At Home Corporation, Class A+ .........................                1,611,225
     37,800     Ceridian Corporation+ .................................                2,638,912
     25,000     Citrix Systems, Inc.+ .................................                2,426,562
     67,500     Dendrite International, Inc.+ .........................                1,685,391
     32,200     Excite, Inc.+ .........................................                1,354,412
     18,000     IMS Health, Inc. ......................................                1,357,875
      5,000     Inktomi Corporation+ ..................................                  646,875
     20,200     Intuit Inc.+ ..........................................                1,464,500
     25,000     Keane Inc.+ ...........................................                  998,437
     45,800     Maxtor Corporation+ ...................................                  641,200
     22,800     Seibel Systems, Inc.+ .................................                  773,775
                                                                                    ------------
                                                                                      15,599,164
                                                                                    ------------
  CONSUMER DURABLES  --  0.5%
     23,000     WestPoint Stevens Inc.+ ...............................                  725,938
                                                                                    ------------
  ELECTRONICS  --  2.4%
     42,000     ASM Lithography Holding Ltd.+ .........................                1,281,000
     35,900     Sanmina Corporation+ ..................................                2,243,750
                                                                                    ------------
                                                                                       3,524,750
                                                                                    ------------
  FINANCIAL SERVICES  --  4.2%
     42,200     The BISYS Group, Inc.+ ................................                2,178,575
     54,800     The Finova Group Inc. .................................                2,955,775
     57,700     National Commerce Bancorporation ......................                1,085,481
                                                                                    ------------
                                                                                       6,219,831
                                                                                    ------------
  FOOD AND BEVERAGES  --  0.9%
     41,800     Earthgrains Company ...................................                1,293,188
                                                                                    ------------
  FOOD  --  RETAIL  --  3.2%
    143,200     Food Lion, Inc., Class A ..............................                1,521,500
     58,200     Starbucks Corporation+ ................................                3,266,475
                                                                                    ------------
                                                                                       4,787,975
                                                                                    ------------
  FURNITURE, HOME AND OFFICE  --  1.8%
     36,300     Ethan Allen Interiors Inc. ............................                1,488,300
     20,000     Furniture Brands International, Inc.+ .................                  545,000
     32,000     Leggett & Platt Inc. ..................................                  704,000
                                                                                    ------------
                                                                                       2,737,300
                                                                                    ------------
  HEALTH MAINTENANCE  --  3.4%
     35,000     Elan Corporation PLC, ADR+ ............................                2,434,688
     75,500     Omnicare Inc. .........................................                2,623,625
                                                                                    ------------
                                                                                       5,058,313
                                                                                    ------------
  HOME BUILDING  --  0.4%
     22,000     Champion Enterprises, Inc.+ ...........................                  602,250
                                                                                    ------------
  HOSPITAL MANAGEMENT AND SERVICES  --  1.0%
     49,000     Hooper Holmes, Inc. ...................................                1,421,000
                                                                                    ------------
  MEDICAL SERVICES  --  3.6%
     57,800     Health Management Associates, Inc., Class A+ ..........                1,249,925
      7,500     IMPATH Inc.+ ..........................................                  198,750
     98,000     Medquist Inc.+ ........................................                3,871,000
                                                                                    ------------
                                                                                       5,319,675
                                                                                    ------------
  MEDICAL SUPPLIES  --  3.8%
    131,000     Bergen Brunswig Corporation ...........................                4,568,625
     25,500     Biomet, Inc. ..........................................                1,026,375
                                                                                    ------------
                                                                                       5,595,000
                                                                                    ------------
  PHARMACEUTICALS  --  7.9%
     78,900     ALZA Corporation+ .....................................                4,122,525
     51,200     Forest Laboratories, Inc.+ ............................                2,723,200
     49,200     Medimmune Inc.+ .......................................                4,892,325
                                                                                    ------------
                                                                                      11,738,050
                                                                                    ------------
  RESTAURANTS  --  3.0%
     16,808     CKE Restaurants, Inc. .................................                  494,785
     99,700     Outback Steakhouse, Inc.+ .............................                3,975,538
                                                                                    ------------
                                                                                       4,470,323
                                                                                    ------------
  RETAIL  --  21.6%
     22,000     Amazon.com, Inc.+ .....................................                7,067,500
     93,800     Bed Bath & Beyond Inc.+ ...............................                3,200,925
     82,000     BJ's Wholesale Club, Inc.+ ............................                3,797,625
     34,400     Borders Group+ ........................................                  857,850
      4,000     eBay Inc.+ ............................................                  965,000
    109,300     Family Dollar Stores Inc. .............................                2,404,600
     40,200     Fred Meyer Inc.+ ......................................                2,422,050
     64,400     Linens 'N Things Inc.+ ................................                2,551,850
    108,300     Office Depot, Inc.+ ...................................                4,000,331
     40,900     Rent-Way, Inc.+ .......................................                  994,381
     88,500     Williams-Sonoma, Inc.+ ................................                3,567,656
                                                                                    ------------
                                                                                      31,829,768
                                                                                    ------------
  TRANSPORTATION/SERVICES  --  3.0%
     43,100     Coach USA Inc.+ .......................................                1,495,031
     59,100     Kansas City Southern Industries, Inc. .................                2,906,981
                                                                                    ------------
                                                                                       4,402,012
                                                                                    ------------
  WHOLESALE DISTRIBUTORS  --  1.0%
     30,400     U.S. Foodservice, Inc.+ ...............................                1,489,600
                                                                                    ------------
                Total Common Stocks
                  (Cost $100,287,491) .................................              131,690,795
                                                                                    ------------
PRINCIPAL                                                                              VALUE
 AMOUNT                                                                               (NOTE 1)
 --------                                                                             --------
COMMERCIAL PAPER -- 8.1%
 $2,300,000     Bayerische Barrons,
                   5.898%++ due 01/05/1999 ............................                2,298,518
  1,200,000     CSC Enterprises,
                  5.854%++ due 01/14/1999 .............................                1,197,552
  2,200,000     Eagle Funding,
                  5.847%++ due 01/19/1999 .............................                2,193,730
    900,000     Ford Motor Credit Corp.,
                  5.717% due++ 01/08/1999 .............................                  899,004
    400,000     Paribas Finance,
                  6.010%++ due 01/05/1999 .............................                  399,735
  2,500,000     Twin Towers,
                  5.063%++ due 01/13/1999 .............................                2,495,875
  2,500,000     Woodstreet Funding,
                  5.220%++ due 01/07/1999 .............................                2,497,896
                                                                                    ------------
                Total Commercial Paper
                  (Cost $11,982,310) ..................................               11,982,310
                                                                                    ------------
TOTAL INVESTMENTS (COST $112,269,801*) .........................  97.3%              143,673,105
OTHER ASSETS AND LIABILITIES (NET) .............................   2.7                 4,023,341
                                                                 -----              ------------
NET ASSETS ..................................................... 100.0%             $147,696,446
                                                                 =====              ============

-----------------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
++ Annualized yield at date of purchase.

------------------------------------------------------------------------------------------------
                                        GLOSSARY OF TERMS
                               ADR -- American Depository Receipt
------------------------------------------------------------------------------------------------

                               See Notes to Financial Statements.

--------------------------------------------
  Portfolio of Investments
--------------------------------------------

                                          THE GCG TRUST
                                      MANAGED GLOBAL SERIES
                                        DECEMBER 31, 1998

                                                                                       VALUE
   SHARES                                                                             (NOTE 1)
   ------                                                                             --------
COMMON STOCKS -- 97.9%
  AUSTRALIA -- 2.0%
     79,100     AMP Ltd..+** ..........................................             $  1,002,168
    348,800     Cable & Wireless Optus Ltd..+ .........................                  733,144
     95,600     Coles Myer Ltd. .......................................                  500,890
    118,600     Woolworth Ltd. ........................................                  403,799
                                                                                    ------------
                                                                                       2,640,001
                                                                                    ------------
BRAZIL -- 0.0%#
      3,100     Companhia Brasileira de Distribuicao
                  Grupo Pao de Acucar .................................                   48,050
                                                                                    ------------
  CANADA -- 1.4%
     25,100     BCE Mobile Communications Inc.+ .......................                  680,017
     42,300     Bombardier Inc., Class B+ .............................                  607,520
     26,700     The CGI Group, Inc., Class A+ .........................                  518,557
         19     Northern Telecom Ltd. .................................                      950
                                                                                    ------------
                                                                                       1,807,044
                                                                                    ------------
DENMARK -- 1.0%
      9,400     Tele Danmark AS .......................................                1,268,743
                                                                                    ------------
  FINLAND -- 1.5%
     14,800     Oy Nokia AB, Class A ..................................                1,799,586
     14,400     Sonera Group ..........................................                  254,170
                                                                                    ------------
                                                                                       2,053,756
                                                                                    ------------
FRANCE -- 8.0%
      7,424     Axa + .................................................                1,075,557
      2,125     Accor SA ..............................................                  459,891
      5,745     Cap Gemini SA .........................................                  921,707
      7,090     Equant NV+ ............................................                  493,168
        760     L'OREAL ...............................................                  549,168
      1,435     Promodes ..............................................                1,043,076
      3,724     Sanofi SA .............................................                  612,785
      9,400     STMicroelectronics NV+ ................................                  739,760
     11,316     Sidel SA ..............................................                  959,360
      5,629     Societe Television Francaise 1 ........................                1,001,763
      4,977     Sodexho Alliance ......................................                1,112,726
      1,396     Synthelabo ............................................                  295,380
      5,525     Vivendi ...............................................                1,432,883
                                                                                    ------------
                                                                                      10,697,224
                                                                                    ------------
GERMANY -- 2.6%
      2,258     Allianz AG+ ...........................................                  827,940
     15,229     Bayerische Hypotheken-NY+ .............................                1,192,657
     12,959     Mannesmann AG .........................................                1,485,384
                                                                                    ------------
                                                                                       3,505,981
                                                                                    ------------
GREAT BRITAIN -- 7.7%
    142,500     Cable & Wireless Communications PLC + .................                1,300,734
     17,700     CMG PLC+ ..............................................                  448,791
    290,500     Coca-Cola Beverages PLC+ ..............................                  507,150
     86,400     Compass Group PLC .....................................                  989,051
          1     Dixons Group PLC ......................................                       11
     36,543     Glaxo Wellcome PLC, ADR ...............................                1,256,481
     24,000     HSBC Holdings PLC .....................................                  597,863
    136,300     Misys PLC .............................................                  992,026
     73,300     Orange PLC+ ...........................................                  851,278
     61,200     SEMA Group PLC ........................................                  600,859
     68,208     SmithKline Beecham PLC ................................                  952,611
     21,600     Smiths Industries PLC .................................                  307,956
     97,500     Vodafone Group ........................................                1,582,179
                                                                                    ------------
                                                                                      10,386,990
                                                                                    ------------
  GREECE -- 0.8%
        466     Hellenic Telecommunication Organization SA (OTE), GDR .                    6,175
     40,000     Hellenic Telecommunication Organization SA ............                1,064,742
                                                                                    ------------
                                                                                       1,070,917
                                                                                    ------------
  IRELAND -- 1.9%
     47,400     Allied Irish Banks PLC ................................                  847,739
     27,100     CRH PLC ...............................................                  467,548
     17,700     Elan Corporation PLC, ADR .............................                1,231,256
                                                                                    ------------
                                                                                       2,546,543
                                                                                    ------------
  ITALY -- 5.0%
     76,770     Alleanza Assicurazioni ................................                1,084,145
     27,300     Assicurazioni Generali ................................                1,139,254
    109,000     Banca Intesa SPA+ .....................................                  653,624
    206,500     Credito Italiano ......................................                1,223,301
     91,200     La Rinascente SPA .....................................                  937,400
     53,400     Mediolanum SPA ........................................                  395,627
    180,300     Telecom Italia Mobile SPA+ ............................                1,330,346
                                                                                    ------------
                                                                                       6,763,697
                                                                                    ------------
  JAPAN -- 7.9%
      8,600     Aiful Corporation .....................................                  522,065
     25,000     Fujitsu Ltd. ..........................................                  332,950
      6,000     ITO EN, Ltd. ..........................................                  309,544
     55,550     Kao Corporation .......................................                1,253,506
     25,000     Matsushita Communication Industrial Company, Ltd. .....                1,179,151
     12,000     Murata Manufacturing Company, Ltd. ....................                  498,031
         43     Nippon Telegraph & Telephone Corporation ..............                  331,808
     10,900     Promise Company, Ltd. .................................                  567,161
     10,000     Secom Company, Ltd. ...................................                  828,282
     12,000     Seven-Eleven Japan Company, Ltd. ......................                  966,329
      1,800     Shohkoh Fund Company ..................................                  579,797
     29,000     Takeda Chemical Industries ............................                1,116,322
     10,800     Takefuji Corporation** ................................                  788,461
      4,000     TDK Corporation .......................................                  365,648
        400     Toyko Electron Ltd. ...................................                   15,185
     31,000     Yamanouchi Pharmaceutical Company, Ltd. ...............                  998,540
                                                                                    ------------
                                                                                      10,652,780
                                                                                    ------------
  NETHERLANDS -- 5.4%
      7,400     AEGON NV ..............................................                  908,309
      9,950     Benckiser NV, Class B .................................                  651,435
     12,900     Fortis Amev NV ........................................                1,068,420
     15,800     Heineken NV ...........................................                  950,338
     31,400     Koninklijke Ahold NV ..................................                1,159,930
     10,800     Koninklijke Numico NV .................................                  514,505
     17,700     VNU NV ................................................                  667,036
      6,000     Wolters Kluwer NV .....................................                1,283,228
                                                                                    ------------
                                                                                       7,203,201
                                                                                    ------------
  PHILIPPINES -- 0.0%#
     54,350     International Container Terminal Services, Inc. .......                    4,541
                                                                                    ------------
  PORTUGAL -- 1.6%
     24,600     Banco Comercial Portugues, SA .........................                  756,646
     21,400     Banco Portuges do Atlantico+ ..........................                  438,772
      4,763     Telecel-Comunicacaoes Pessoais, SA ....................                  974,063
                                                                                    ------------
                                                                                       2,169,481
                                                                                    ------------
SPAIN -- 1.1%
      9,000     Bankinter, SA .........................................                  331,199
     32,320     Centros Comerciales Continente, SA ....................                1,093,859
                                                                                    ------------
                                                                                       1,425,058
                                                                                    ------------
SWITZERLAND -- 1.5%
         96     Julius Baer Holding Ltd.., Zurich, Class A ............                  319,068
        495     Novartis AG ...........................................                  973,062
        953     Zurich Allied AG ......................................                  705,643
                                                                                    ------------
                                                                                       1,997,773
                                                                                    ------------
UNITED STATES -- 48.5%
      6,500     AirTouch Communications, Inc.+ ........................                  468,813
      2,500     America Online, Inc.+ .................................                  400,000
      3,000     American Express Company ..............................                  306,750
      5,500     American General Corporation ..........................                  429,000
     10,350     American International Group, Inc. ....................                1,000,069
      9,400     Ascend Communications, Inc.+ ..........................                  618,050
      7,800     Associates First Capital Corporation, Class A .........                  330,525
     14,500     BMC Software, Inc.+ ...................................                  646,156
     10,800     Bristol-Myers Squibb Company ..........................                1,445,175
     29,122     CVS Corporation .......................................                1,601,710
      7,700     Cardinal Health, Inc. .................................                  584,238
     18,000     Carnival Corporation ..................................                  864,000
      7,000     Centocor, Inc.+ .......................................                  315,875
      3,200     Charter One Financial, Inc. ...........................                   88,800
      7,775     Cisco Systems, Inc.+ ..................................                  721,617
      3,500     Clorox Company ........................................                  408,844
      7,200     Colgate-Palmolive Company .............................                  668,700
      9,300     Comerica Inc. .........................................                  634,144
      9,100     Computer Sciences Corporation+ ........................                  586,381
      6,900     Compuware Corporation .................................                  539,062
     16,800     Costco Companies, Inc. ................................                1,212,750
      8,000     Dell Computer Corporation+ ............................                  585,500
     12,800     EMC Corporation .......................................                1,088,000
      7,200     The Estee Lauder Companies Inc., Class A ..............                  615,600
     16,200     Exxon Corporation .....................................                1,184,625
     23,600     Freddie Mac ...........................................                1,520,725
      7,200     Fifth Third Bancorp ...................................                  513,450
      9,292     Firstar Corporation ...................................                  866,479
      6,500     The GAP, Inc. .........................................                  365,625
     16,600     General Electric Company ..............................                1,694,238
      8,100     General Instrument Corporation+ .......................                  273,881
     29,100     HBO & Company .........................................                  834,806
     20,300     The Home Depot, Inc. ..................................                1,242,106
      7,300     IMS Health Inc. .......................................                  550,694
     12,500     Intel Corporation .....................................                1,482,031
      9,400     International Business Machines Corporation ...........                1,736,650
     11,900     Interpublic Group of Companies, Inc. ..................                  949,025
      5,200     The Kroger Company+ ...................................                  314,600
     12,700     Lilly (Eli) & Company .................................                1,128,713
     18,500     Lucent Technologies, Inc. .............................                2,035,000
     26,500     MBNA Corporation ......................................                  660,844
     23,500     MCI WorldCom, Inc.+ ...................................                1,686,125
     11,700     Masco Corporation .....................................                  336,375
      3,500     McKesson Corporation ..................................                  276,719
      4,600     Merrill Lynch & Company, Inc. .........................                  307,050
     16,900     Microsoft Corporation+ ................................                2,343,819
      6,500     Micron Technology, Inc.+ ..............................                  328,656
     14,200     PECO Energy Company ...................................                  591,075
     10,900     Pfizer Inc. ...........................................                1,367,269
      9,900     Philip Morris Companies Inc. ..........................                  529,650
      8,700     Pitney Bowes, Inc. ....................................                  574,744
      6,390     Providian Financial Corporation .......................                  479,250
      6,400     The Quaker Oats Company ...............................                  380,800
      6,100     Quintiles Transnational Corporation+ ..................                  325,588
     20,600     SBC Communications Inc. ...............................                1,104,675
     19,700     Safeway Inc.+ .........................................                1,200,469
     15,600     Sara Lee Corporation ..................................                  439,725
     29,900     Schering-Plough Corporation ...........................                1,651,975
     13,400     Sprint Corporation ....................................                1,127,275
      5,000     Sun Microsystems, Inc.+ ...............................                  428,125
      7,900     SunAmerica Inc. .......................................                  640,887
     30,600     TJX Companies Inc. ....................................                  887,400
     16,700     Tele Communications, Inc.+ ............................                  923,719
     27,800     Tele-Comunnications-TCI, Class A+ .....................                  655,037
      5,800     3Com Corporation+ .....................................                  259,912
     28,700     Time Warner Inc. ......................................                1,781,194
      8,000     Tricon Global Restaurants, Inc. .......................                  401,000
     29,100     Tyco International Ltd. ...............................                2,195,231
      5,900     United Technologies Corporation .......................                  641,625
     13,300     Viacom Inc., Class B+ .................................                  984,200
     26,200     Wal-Mart Stores, Inc. .................................                2,133,663
     18,900     Walgreen Company ......................................                1,106,831
     21,100     Warner-Lambert Company ................................                1,586,456
     15,300     Waste Management, Inc. ................................                  713,363
     29,000     Wells Fargo & Company .................................                1,158,188
                                                                                    ------------
                                                                                      65,061,321
                                                                                    ------------
                Total Common Stocks
                  (Cost $105,800,104) .................................              131,303,101
                                                                                    ------------

PRINCIPAL
 AMOUNT
---------
REPURCHASE AGREEMENT -- 2.3%
  (Cost $3,083,000)
 $3,083,000     Agreement with Merrill Lynch, 4.800% dated 12/31/1998
                  to be repurchased at $3,084,644 on 01/04/1999,
                  collateralized by $2,285,000 U.S. Treasury Bonds,
                  8.125% due 08/15/2021 (Market value $3,158,429) .....                3,083,000
                                                                                    ------------
TOTAL INVESTMENTS (COST $108,884,178*).........................  100.2%              134,386,101
OTHER ASSETS AND LIABILITIES (NET) ............................   (0.2)                 (308,313)
                                                                 -----              ------------
NET ASSETS.....................................................  100.0%             $134,077,788
                                                                 =====              ============

-----------------
 * Aggregate cost for Federal tax purposes was $109,522,087.
** Illiquid security (Note 4).
+  Non-income producing security.
#  Amount is less than 0.1%.

                               See Notes to Financial Statements.

--------------------------------------------
  Portfolio of Investments -- (Continued)
--------------------------------------------

                                          THE GCG TRUST
                                      MANAGED GLOBAL SERIES
                                        DECEMBER 31, 1998

The summary of investments by industry classification of the Managed Global
Series at December 31, 1998 was as follows:

                                                                     % OF             VALUE
INDUSTRY CLASSIFICATION                                           NET ASSETS         (NOTE 1)
-----------------------                                           ----------         --------
LONG TERM INVESTMENTS:
Financial Services ...........................................         9.2%       $  12,340,167
Medical Supplies & Services ..................................         7.3            9,844,463
Communication / Telecommunications ...........................        16.1           21,652,435
Technology ...................................................         0.5              641,625
Food and Beverage Products ...................................         2.3            3,102,062
Oil and Gas ..................................................         0.9            1,184,625
Durable Goods ................................................         0.7              875,438
Insurance ....................................................         6.9            9,201,463
Electronics ..................................................         2.3            3,063,664
Banks ........................................................         3.8            5,074,985
Drugs ........................................................         5.5            7,333,893
Retail .......................................................        12.4           16,619,497
Services .....................................................         5.2            6,958,438
Machinery/Equipment ..........................................         0.7              959,360
Computer Industry ............................................         9.3           12,488,337
Nondurable Goods .............................................         3.5            4,676,903
Utility ......................................................         1.7            2,285,313
Recreation/Entertainment .....................................         1.0            1,323,891
Transportation ...............................................         0.0                4,541
Office Supplies and Equipment ................................         0.4              574,744
Printing/Publishing ..........................................         1.4            1,950,263
Manufacturing ................................................         3.3            4,456,119
Multimedia ...................................................         3.5            4,690,875
                                                                    ------         ------------
TOTAL LONG TERM INVESTMENTS ..................................        97.9          131,303,101
REPURCHASE AGREEMENT .........................................         2.3            3,083,000
                                                                    ------         ------------
TOTAL INVESTMENTS ............................................      100.2           134,386,101
OTHER ASSETS AND LIABILITIES .................................       (0.2)             (308,313)
                                                                    ------         ------------
NET ASSETS ...................................................      100.0%         $134,077,788
                                                                    =====          ============

                                       SCHEDULE OF FORWARD
                               FOREIGN CURRENCY EXCHANGE CONTRACTS

                                FORWARD FOREIGN CURRENCY EXCHANGE
                                        CONTRACTS TO BUY


                               CONTRACTS TO RECEIVE
                      -------------------------------------                       UNREALIZED
EXPIRATION                     LOCAL            IN EXCHANGE          VALUE IN    APPRECIATION/
   DATE                      CURRENCY            FOR U.S. $           U.S. $     (DEPRECIATION)
----------                   --------           -----------         ----------   --------------
02/03/1999            DKK        1,819,000        $39,618            $46,203         $6,585
                                                                                     ------

                                FORWARD FOREIGN CURRENCY EXCHANGE
                                        CONTRACTS TO SELL

                               CONTRACTS TO DELIVER
                      --------------------------------------                      UNREALIZED
EXPIRATION                    LOCAL             IN EXCHANGE          VALUE IN    APPRECIATION/
   DATE                      CURRENCY            FOR U.S. $           U.S. $     (DEPRECIATION)
----------                   --------           -----------         ----------   --------------
02/03/1999            DKK        1,819,000        $40,694            $46,203        (5,509)
                                                                                     -----
Net Unrealized Appreciation of Forward Foreign Exchange Contracts ............      $1,076
                                                                                    ======
------------------------------------------------------------------------------------------------
                                       GLOSSARY OF TERMS
                               ADR -- American Depository Receipt
                               DKK -- Danish Krona
                               GDR -- Global Depository Receipt
------------------------------------------------------------------------------------------------

                               See Notes to Financial Statements.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

                                THE GCG TRUST
                         GROWTH OPPORTUNITIES SERIES
                              DECEMBER 31, 1998

                                                                   VALUE
SHARES                                                            (NOTE 1)
------                                                            --------
COMMON STOCKS -- 92.7%
  APPAREL AND TEXTILES -- 1.2%
  2,300  V.F. Corporation .....................................  $  107,812
                                                                 ----------
  AUTO RELATED -- 4.5%
  4,250  General Motors Corporation ...........................     304,406
  2,500  PACCAR, Inc. .........................................     102,812
                                                                 ----------
                                                                    407,218
                                                                 ----------
  BANKS -- 1.4%
  2,010  BankAmerica Corporation ..............................     120,851
                                                                 ----------
  BROADCAST, RADIO & TELEVISION -- 1.4%
  5,100  Fox Entertainment Group, Inc., Class A+ ..............     128,456
                                                                 ----------
  CAPITAL GOODS -- 1.1%
  2,600  Applied Power, Inc., Class A .........................      98,150
                                                                 ----------
  CHEMICALS -- 4.4%
  3,250  The Dow Chemical Company .............................     295,547
  3,400  Nalco Chemical Company ...............................     105,400
                                                                 ----------
                                                                    400,947
                                                                 ----------
  COMPUTER INDUSTRY -- 9.8%
  9,900  Avid Technology, Inc.+ ...............................     231,413
  1,500  Computer Sciences Corporation+ .......................      96,656
  3,500  Comverse Technology, Inc.+ ...........................     248,500
  6,400  Data General Corporation+ ............................     105,200
  4,100  Electronic Data Systems Corporation ..................     206,025
                                                                 ----------
                                                                    887,794
                                                                 ----------
  CONSUMER PRODUCTS -- 4.0%
  3,100  Masco Corporation ....................................      89,125
  1,650  Unilever NV ..........................................     136,847
  2,500  Whirlpool Corporation+ ...............................     138,437
                                                                 ----------
                                                                    364,409
                                                                 ----------
  DISTRIBUTOR/WHOLESALER -- 1.1%
  9,500  Fleming Companies, Inc. ..............................      98,563
                                                                 ----------
  ELECTRONICS -- 1.7%
    900  Matsushita Electric Industrial Company, Ltd., ADR          157,050
                                                                 ----------
  ENTERTAINMENT -- 1.3%
  1,900  Time Warner, Inc. ....................................     117,919
                                                                 ----------
  FINANCIAL SERVICES -- 4.7%
  1,400  Capital One Financial Corporation ....................     161,000
  2,950  Golden West Financial Corporation ....................     270,478
                                                                 ----------
                                                                    431,478
                                                                 ----------
  FOOD & BEVERAGES -- 1.1%
  3,450  Dole Food Company, Inc. ..............................     103,500
                                                                 ----------
  HEALTH CARE -- 3.2%
  2,600  Bausch & Lomb, Inc. ..................................     156,000
  7,900  First Health Group Corporation+ ......................     130,844
                                                                 ----------
                                                                    286,844
                                                                 ----------
  HOTELS/RESORTS -- 1.1%
  7,300  Host Marriott Corporation+ ...........................     100,831
                                                                 ----------
  INSURANCE -- 1.7%
  1,550  Loews Corporation+ ...................................     152,287
                                                                 ----------
  IRON/STEEL -- 0.9%
  2,450  Carpenter Technology Corporation .....................      83,147
                                                                 ----------
  MANUFACTURING -- 7.1%
  5,500  The Manitowoc Company, Inc. ..........................     244,062
  8,800  Raychem Corporation ..................................     284,350
  1,600  Tyco International, Ltd. .............................     120,700
                                                                 ----------
                                                                    649,112
                                                                 ----------
  METALS AND MINING -- 3.3%
  2,350  Alcoa, Inc. ..........................................     175,222
  2,700  Rio Tinto Plc, ADR ...................................     122,344
                                                                 ----------
                                                                    297,566
                                                                 ----------
  OIL AND GAS -- 5.6%
  4,700  Amerada Hess Corporation+ ............................     233,825
  2,550  Schlumberger, Ltd. ...................................     117,619
 17,150  Union Pacific Resources Group, Inc. ..................     155,422
                                                                 ----------
                                                                    506,866
                                                                 ----------
  PAPER AND FOREST PRODUCTS -- 6.6%
  6,800  Boise Cascade Corporation+ ...........................     210,800
  3,150  Chesapeake Corporation ...............................     116,156
  3,900  International Paper Company+ .........................     174,769
  3,900  Westvaco Corporation .................................     104,569
                                                                 ----------
                                                                    606,294
                                                                 ----------
  PUBLISHING/PRINTING SERVICES -- 2.9%
  6,000  Donnelley (R.R.) & Sons Company ......................     262,875
                                                                 ----------
  REAL ESTATE INVESTMENT TRUSTS -- 0.1%
    730  Crestline Capital Corporation+ .......................      10,676
                                                                 ----------
  RETAIL -- 5.4%
  2,200  Dayton Hudson Corporation ............................     119,350
  7,300  Nordstrom, Inc. ......................................     253,219
  4,100  The TJX Companies, Inc. ..............................     118,900
                                                                 ----------
                                                                    491,469
                                                                 ----------
  SEMICONDUCTORS -- 1.4%
  2,050  Motorola, Inc. .......................................     125,178
                                                                 ----------
  SERVICES -- 2.1%
  5,550  Snyder Communications, Inc. ..........................     187,313
                                                                 ----------
  TELECOMMUNICATIONS -- 4.3%
 13,250  Aspect Telecommunications Corporation+ ...............     228,563
  1,400  Nokia Corporation, ADR ...............................     168,613
                                                                 ----------
                                                                    397,176
                                                                 ----------
  TRANSPORTATION -- 8.1%
  3,500  Canadian National Railway Company ....................     181,562
  2,450  FDX Corporation+ .....................................     218,050
  5,600  Swift Transportion Company, Inc.+ ....................     156,975
  3,900  Union Pacific Corporation ............................     175,744
                                                                 ----------
                                                                    732,331
                                                                 ----------
  WASTE DISPOSAL -- 1.2%
  6,000  Republic Services, Inc.+ .............................     110,625
                                                                 ----------
         Total Common Stocks
         (Cost $7,969,882) ....................................   8,424,737
                                                                 ----------
TOTAL INVESTMENTS (COST $7,969,882*) ..................   92.7%   8,424,737
OTHER ASSETS AND LIABILITIES (NET) ....................    7.3      666,179
                                                         -----   ----------
NET ASSETS.............................................. 100.0%

                                                         =====   ==========
-----------------
* Aggregate cost for Federal tax purposes was $8,079,189.
+ Non-income producing security.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

                                THE GCG TRUST
                           DEVELOPING WORLD SERIES
                              DECEMBER 31, 1998

                                                                   VALUE
  SHARES                                                          (NOTE 1)
  ------                                                          --------
COMMON STOCKS -- 79.8%
  ARGENTINA -- 5.4%
    15,000  Minorco S.A .......................................  $  233,776
     4,200  Telefonica de Argentina, S.A., ADR ................     117,337
     4,500  YPF Sociedad Anonima, S.A., ADR ...................     125,719
                                                                 ----------
                                                                    476,832
                                                                 ----------
  BRAZIL --7.5%
     8,966  Cemig Energetica de Minas Gerais ..................     172,595
    23,000  Centrais Eletricas Brasileiras S.A., ADR ..........     199,801
     5,900  Cia Vale Do Rio Doce S.A., ADR ....................      75,579
 3,000,000  Embratel Participacoes S.A., ADR+ .................      26,071
     6,600  Petroleo Brasileiro S.A., ADR .....................      74,836
 3,000,000  Tele Celular Sul Participacoes S.A., ADR+ .........       2,781
 3,000,000  Tele Centro Oeste Celular Participacoes S.A., ADR+        2,359
 3,000,000  Tele Centro Sul Participacoes S.A., ADR+ ..........      19,863
 3,000,000  Tele Leste Celular Participacoes S.A., ADR+ .......       1,192
 3,000,000  Telemig Celular Participacoes S.A., ADR+ ..........       2,110
 3,000,000  Tele Nordeste Celular Participacoes S.A., ADR+            1,515
 3,000,000  Tele Norte Celular Participacoes S.A., ADR+ .......         968
 3,000,000  Tele Norte Leste Participacoes S.A., ADR+ .........      24,581
 3,000,000  Tele Sudeste Celular Participacoes S.A., ADR+ .....       8,442
 3,000,000  Telesp Celular Participacoes S.A., ADR+ ...........      12,911
 3,000,000  Telesp Participacoes S.A., ADR+ ...................      38,485
                                                                 ----------
                                                                    664,089
                                                                 ----------
  CHILE -- 2.2%
     5,000  Cia. de Telecomunicaciones de Chile S.A.,
              ADR .............................................     103,437
     1,600  Enersis S.A., ADR .................................      41,300
     1,500  Sociedad Quimica Y Minera de Chile S.A.,
              ADR .............................................      50,531
                                                                 ----------
                                                                    195,268
                                                                 ----------
  CHINA -- 0.8%
     9,660  Yanzhou Coal Mining Company, Ltd. S.A., ADR              73,054
                                                                 ----------
  CZECHOSLOVAKIA -- 2.7%
     7,240  Ceske Radiokomunikace, GDR+** .....................     233,490
                                                                 ----------
  EGYPT -- 1.6%
    23,666  Egyptian Mobile Phone Network + ...................     144,009
                                                                 ----------
  GREAT BRITAIN -- 2.0%
     6,000  Al Ahram Beverage, GDR** ..........................     173,250
                                                                 ----------
  GREECE -- 7.5%
       900  Alpha Credit Bank .................................      93,962
     2,088  ASE, GDR** ........................................      19,366
     3,600  Commercial Bank of Greece .........................     354,238
     7,100  Hellenic Telecommunication Organization S.A .......     188,992
                                                                 ----------
                                                                    656,558
                                                                 ----------
  HONG KONG -- 1.7%
     1,400  China Telecom (Hong Kong) Ltd., ADR + .............      48,650
    35,000  New World Infrastructure Ltd. + ...................      51,274
    25,000  Shanghai Industrial Holdings Ltd ..................      50,500
                                                                 ----------
                                                                    150,424
                                                                 ----------
  INDIA -- 8.6%
     4,000  BSES Ltd., GDR+** .................................      51,000
     6,200  BSES Ltd., GDR+ ...................................      79,050
     4,000  Hindalco Industries Ltd., GDR** ...................      46,900
     9,000  I.T.C. Ltd, GDR ...................................     200,475
     4,000  Mahanagar Telephone Nigam Ltd., GDR ...............      48,800
     5,500  Mahanagar Telephone Nigam Ltd., GDR** .............      67,100
     6,000  State Bank of India, GDR ..........................      49,950
     5,600  Videsh Sanchar Nigam Ltd., GDR** ..................      68,600
    11,600  Videsh Sanchar Nigam Ltd., GDR ....................     142,100
                                                                 ----------
                                                                    753,975
                                                                 ----------
  ISRAEL -- 4.0%
   110,000  Bank Leumi Le-Israel ..............................     155,369
     5,500  ECI Telecommunications Ltd.+ ......................     195,937
                                                                 ----------
                                                                    351,306
                                                                 ----------
  KOREA -- 2.0%
     9,300  L.G. Chemical Ltd, GDR**+ .........................     172,980
       132  Samsung Electronics, GDR** ........................       5,115
                                                                 ----------
                                                                    178,095
                                                                 ----------
  MALAYSIA -- 0.7%
    21,000  Berjaya Sports Toto Berhad ........................      19,908
    66,000  YTL Power International Berhad ....................      39,468
                                                                 ----------
                                                                     59,376
                                                                 ----------
  MEXICO -- 4.0%
    16,940  Corporacion Interamericana de Entretenimiento S.A.,
              Class B+ ........................................      46,177
     2,259  Corporacion Interamericana de Entretenimiento S.A.,
              Class L+ ........................................       4,675
     2,000  Fomento Economico Mexicano, S.A. de C.V., ADR .....      53,250
    50,000  Grupo Financiero Banamex Accival, S.A. de C.V            65,522
    21,000  Grupo Mexico S.A ..................................      46,643
     6,400  Grupo Radio Centro S.A. de C.V., ADR ..............      34,400
     2,000  Telefonos de Mexico S.A., ADR .....................      97,375
                                                                 ----------
                                                                    348,042
                                                                 ----------
  PHILIPPINES -- 2.5%
    40,000  Bank of Phillipine Islands ........................      84,833
    19,300  Manila Electric Company ...........................      62,018
     2,700  Philippine Long Distance Telephone Company, ADR ...      70,031
                                                                 ----------
                                                                    216,882
                                                                 ----------
  POLAND -- 0.7%
     1,100  Bank Handlowy W. Warzawie** .......................      14,245
     2,700  Prokom Software, GDR** ............................      50,895
                                                                 ----------
                                                                     65,140
                                                                 ----------
  PORTUGAL -- 4.6%
     3,400  Brisa-Auto Estradas de Portugal, S.A ..............     200,229
     4,200  Sonae Investimentos-Sociedade Gestora de
              Participacoes Sociais, S.A ......................     204,272
                                                                 ----------
                                                                    404,501
                                                                 ----------
  RUSSIA -- 0.2%
     1,400  LUKoil Holding, ADR ...............................      22,400
                                                                 ----------
  SOUTH AFRICA -- 9.2%
     5,000  AngloGold Ltd. ....................................     194,559
    46,205  Barlow Ltd ........................................     177,282
    25,690  B.O.E. Corporation Ltd. ...........................      14,611
    21,159  Liberty Life Association of Africa Ltd. ...........     290,969
   150,000  Molope Foods Ltd.+ ................................     134,332
         1  Randfontein Estates Ltd.+ .........................           1
                                                                 ----------
                                                                    811,754
                                                                 ----------
  SOUTH KOREA -- 0.7%
     1,600  Samsung Electronics, GDR+** .......................      62,000
                                                                 ----------
  TAIWAN -- 4.6%
     6,500  Standard Foods Taiwan Ltd., GDR**+ ................      62,562
     5,662 Synnex Technology International Corporation, GDR+ . 100,501 6,000 Taiwan Semiconductor Manufacturing Company, Ltd.,
              ADR+ ............................................      85,125
    24,520  Yageo Corporation, GDR** ..........................     159,380
                                                                 ----------
                                                                    407,568
                                                                 ----------
  THAILAND -- 3.5%
     9,400  BEC World Public Company Ltd. (Foreign)** .........      49,133
   240,000  Industrial Finance Corporation of Thailand ........      99,037
   100,000  Krung Thai Bank Public Company, Ltd. ..............      54,333
    14,900  PTT Exploration and Production Public Company Ltd.
              (Foreign)+ ......................................     104,935
                                                                 ----------
                                                                    307,438
                                                                 ----------
  TURKEY -- 1.1%
 1,000,000  Haci Omer Sabanci Holdings A.S ....................      15,374
    50,000  Migros Turk T.A.S .................................      49,927
 2,096,000  Yapi ve Kredi Bankasi A.S .........................      24,252
   503,040  Yapi ve Kredi Bankasi A.S. (Non Trading) ..........       5,820
                                                                 ----------
                                                                     95,373
                                                                 ----------
  UNITED STATES -- 2.0%
     5,000  Anglo American Investment Trust Ltd. ..............      59,632
     3,000  Samsung Electronics America, Inc.+ ................     116,250
                                                                 ----------
                                                                    175,882
                                                                 ----------
            Total Common Stocks
            (Cost $7,609,883) .................................   7,026,706
                                                                 ----------
PREFERRED STOCK -- 5.9%
  (Cost $639,488)
  BRAZIL -- 5.9%
     7,100  Telecomunicacoes Brasileiras Preferred S.A., ADR+       516,081
                                                                 ----------
WARRANTS AND RIGHTS -- 0.9%
  (Cost $51,091)
  PHILLIPINES -- 0.9%
   160,000  Jollibee Foods Company ............................      76,093
                                                                 ----------
TOTAL INVESTMENTS (COST $8,260,361*)...................   86.6%  $7,618,880
OTHER ASSETS AND LIABILITIES (NET) ....................   13.4    1,178,088
                                                         -----   ----------
NET ASSETS.............................................. 100.0%  $8,796,968
                                                         =====   ==========

-----------------
 * Aggregate cost for Federal tax purposes was $8,261,695.
** Security exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security.
---------------------------------------------------------
                     GLOSSARY OF TERMS
             ADR  -- American Depository Receipt
             GDR  -- Global Depository Receipt
---------------------------------------------------------

The summary of investments by industry classification of the Developing World Series at December 31, 1998 was as follows:

                                                  % OF            VALUE
INDUSTRY CLASSIFICATION                         NET ASSETS        (NOTE 1)
-----------------------                         ----------        --------
LONG TERM INVESTMENTS:
Oil/Gas ....................................        3.7%        $  327,890
Communication/Telecommunications  ..........       24.7          2,183,217
Banks ......................................        6.8            596,800
Chemicals ..................................        5.5            483,079
Electric Utilities .........................        6.9            603,932
Food and Beverage Products .................        6.2            540,787
Insurance ..................................        3.3            290,969
Computers and Office Equipment .............        1.7            151,396
Financial Services .........................        2.9            254,176
Metals and Mining ..........................        7.6            670,512
Broadcast, Radio and TV ....................        0.9             83,533
Electronics ................................        3.1            268,490
Diversified Operations .....................        4.9            428,257
Retail .....................................        2.9            254,199
Leisure ....................................        0.8             70,760
Other ......................................        1.8            159,380
Building/Construction ......................        2.9            251,503
                                                 ------         ----------
TOTAL INVESTMENTS ..........................       86.6          7,618,880
OTHER ASSETS AND LIABILITIES (NET) .........       13.4          1,178,088
                                                 ------         ----------
NET ASSETS .................................     100.0%         $8,796,968
                                                 =====          ==========

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

                                THE GCG TRUST
                            MID-CAP GROWTH SERIES
                              DECEMBER 31, 1998

                                                                  VALUE
  SHARES                                                         (NOTE 1)
  ------                                                         --------
COMMON STOCKS -- 88.0%
  AUTOMOTIVE-PARTS -- 0.9%
     38,900  Federal-Mogul Corporation ......................  $  2,314,550
                                                               ------------
  BANKS -- 1.5%
     27,100  Compass Bancshares, Inc. .......................     1,031,494
     95,100  First Security Corporation .....................     2,222,962
     10,200  Regions Financial Corporation ..................       411,188
                                                               ------------
                                                                  3,665,644
                                                               ------------
  BROADCAST, RADIO AND TELEVISION -- 10.8%
      2,700  Cox Radio, Inc., Class A+ ......................       114,075
    192,100  Gemstar International Group, Ltd.+ .............    10,997,725
     60,350  Heftel Broadcasting Corporation, Class A+ ......     2,972,237
     36,200  Jacor Communications, Inc.+ ....................     2,330,375
     87,700  MediaOne Group, Inc.+ ..........................     4,121,900
    433,600  SportsLine USA, Inc.+ ..........................     6,747,900
                                                               ------------
                                                                 27,284,212
                                                               ------------
  CHEMICALS -- 0.6%
     65,600  Cambrex Corporation ............................     1,574,400
                                                               ------------
  COMMERCIAL SERVICES -- 2.1%
     20,200  Gartner Group, Inc., Class A+ ..................       429,250
     46,400  PAREXEL International Corporation+ .............     1,160,000
     62,000  Paymentech, Inc.+ ..............................     1,147,000
     48,700  Quintiles Transnational Corporation+ ...........     2,599,363
                                                               ------------
                                                                  5,335,613
                                                               ------------
  COMPUTER SERVICES -- 6.1%
     44,600  Affiliated Computer Services, Inc., Class A+         2,007,000
     16,200  The BISYS Group, Inc.+ .........................       836,325
     59,140  Cadence Design Systems, Inc.+ ..................     1,759,415
     16,400  DST Systems, Inc.+ .............................       935,825
    119,592  Synopsys, Inc.+ ................................     6,487,866
    307,750  Technology Solutions Company+ ..................     3,298,695
                                                               ------------
                                                                 15,325,126
                                                               ------------
  COMPUTER SOFTWARE -- 8.7%
      4,800  Ardent Software, Inc.+ .........................       110,400
     94,100  Aspen Technology, Inc.+ ........................     1,364,450
     37,600  BMC Software, Inc.+ ............................     1,675,550
    123,600  Cambridge Technology Partners, Inc.+ ...........     2,734,650
    265,300  CBT Group Public Limited Company, ADR+               3,946,337
     28,300  Compuware Corporation+ .........................     2,210,938
    402,500  Edify Corporation+ .............................     3,345,781
     14,600  Electronic Arts Inc.+ ..........................       819,425
     17,300  Intuit Inc.+ ...................................     1,254,250
    106,600  JDA Software Group, Inc.+ ......................     1,032,687
     58,100  Policy Management Systems Corporation+ .........     2,934,050
     78,700  The Vantive Corporation+ .......................       629,600
                                                               ------------
                                                                 22,058,118
                                                               ------------
  DIVERSIFIED MINERALS -- 0.1%
    366,400  Southern Africa Minerals Corporation+ ..........       251,155
                                                               ------------
  EDUCATIONAL SERVICES -- 0.7%
    151,500  Learning Tree International, Inc.+ .............     1,372,969
      9,600  Sylvan Learning Systems, Inc.+ .................       292,800
                                                               ------------
                                                                  1,665,769
                                                               ------------
  FINANCIAL SERVICES -- 4.3%
    125,900  Edwards (A.G.), Inc. ...........................     4,689,775
     22,000  Enhance Financial Services Group Inc. ..........       660,000
     10,000  The FINOVA Group Inc. ..........................       539,375
     63,800  Fiserv, Inc.+ ..................................     3,281,712
     65,900  Waddell & Reed Financial, Inc., Class A ........     1,561,006
                                                               ------------
                                                                 10,731,868
                                                               ------------
  FOOD AND BEVERAGES -- 0.4%
     32,000  McCormick & Company, Inc. ......................     1,082,000
                                                               ------------
  HEALTH CARE AND SERVICES -- 5.1%
      1,800  Advanced Health Corporation+ ...................         3,150
    562,065  Concentra Managed Care, Inc.+ ..................     6,007,070
     59,500  Health Management Associates, Inc.,
               Class A+ .....................................     1,286,687
     77,100  Shared Medical Systems Corporation .............     3,845,363
     57,505  Total Renal Care Holdings, Inc.+ ...............     1,699,992
                                                               ------------
                                                                 12,842,262
                                                               ------------
  INSURANCE -- 1.2%
     44,800  Ace, Ltd. ......................................     1,542,800
     41,900  ESG Re Ltd. ....................................       848,475
     18,200  Mutual Risk Management Ltd. ....................       712,075
                                                               ------------
                                                                  3,103,350
                                                               ------------
  MANUFACTURING -- 2.0%
      9,400  Federal Signal Corporation .....................       257,325
    158,000  IDEXX Laboratories, Inc.+ ......................     4,251,188
      4,800  Linear Technology Corporation ..................       429,900
                                                               ------------
                                                                  4,938,413
                                                               ------------
  MEDICAL SUPPLIES & SERVICES -- 9.1%
     15,700  Cyberonics, Inc.+ ..............................       211,950
    439,000  Cytyc Corporation+ .............................    11,304,250
     93,700  Lincare Holdings, Inc.+ ........................     3,800,706
     80,000  Martek Biosciences Corporation+ ................       640,000
    117,800  PSS World Medical, Inc.+ .......................     2,709,400
     90,000  STERIS Corporation+ ............................     2,559,375
     78,400  Ventana Medical Systems, Inc.+ .................     1,695,400
                                                               ------------
                                                                 22,921,081
                                                               ------------
  OIL AND GAS - EQUIPMENT AND SERVICES -- 3.4%
    206,200  Cooper Cameron Corporation+ ....................     5,026,125
    563,100  Global Industries, Ltd.+ .......................     3,448,988
                                                               ------------
                                                                  8,475,113
                                                               ------------
  OIL AND GAS EXTRACTION -- 3.2%
     97,800  Diamond Offshore Drilling, Inc. ................     2,316,638
    323,800  Noble Drilling Corporation+ ....................     4,189,163
     59,300  Transocean Offshore, Inc. ......................     1,589,981
                                                               ------------
                                                                  8,095,782
                                                               ------------
  PHARMACEUTICALS -- 1.6%
     28,000  Cytoclonal Pharmaceutics, Inc.+ ................       192,500
     42,700  Sepracor, Inc.+ ................................     3,738,919
                                                               ------------
                                                                  3,931,419
                                                               ------------
  PUBLISHING -- 1.3%
     59,100  Scholastic Corporation+ ........................     3,169,238
                                                               ------------
  RETAIL, TRADE AND SERVICES -- 9.7%
    181,300  BJ's Wholesale Club, Inc.+ .....................     8,396,456
    457,500  CompUSA Inc.+ ..................................     5,976,094
     53,500  The Elder-Beerman Stores Corporation+ ..........       618,594
     57,000  Fred Meyer, Inc.+ ..............................     3,434,250
    352,400  The Gymboree Corporation+ ......................     2,246,550
     17,500  Office Depot, Inc.+ ............................       646,406
    150,000  LoJack Corporation+ ............................     1,781,250
    136,700  PETCO Animal Supplies, Inc.+ ...................     1,375,544
                                                               ------------
                                                                 24,475,144
                                                               ------------
  TELECOMMUNICATIONS -- 15.2%
    241,000  Advanced Fibre Communications, Inc.+ ...........     2,635,937
    300,400  Aerial Communications, Inc.+ ...................     1,764,850
     90,500  Amdocs Ltd.+ ...................................     1,549,812
    305,310  Ascend Communications, Inc.+ ...................    20,074,132
    251,700  Aspect Telecommunications Corporation+ .........     4,341,825
    218,790  Cable Design Technologies Corporation+ .........     4,047,615
      7,350  Cellular Communications International, Inc.+ ...       499,800
    156,800  Lightbridge, Inc.+ .............................       862,400
     52,291  Qwest Communications International, Inc.+            2,614,550
                                                               ------------
                                                                 38,390,921
                                                               ------------
             Total Common Stocks
             (Cost $196,566,405) ............................   221,631,178
                                                               ------------
 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 1)
 --------                                                        --------
CONVERTIBLE BONDS --  3.4%
$ 1,160,000  Concentra Managed Care, Inc.,
               6.000% due 12/15/2001 ........................    $  986,000
 10,040,000  Concentra Managed Care, Inc.,
               4.500% due 03/15/2003 ........................     7,617,850
                                                               ------------
             Total Convertible Bonds
             (Cost $7,328,951) ..............................     8,603,850
                                                               ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 8.8%
  4,600,000  Federal Home Loan Mortgage Corporation, 4.565%++
               due 01/04/1999 ...............................     4,598,198
  6,300,000  Federal National Mortgage Association, 5.318%++
               due 01/04/1999 ...............................     6,297,328
  6,300,000  Federal National Mortgage Association, 5.230%++
               due 01/07/1999 ...............................     6,294,656
  5,000,000  Federal Home Loan Mortgage Corporation, 5.286%++
               due 01/15/1999 ...............................     4,990,025
                                                               ------------
             Total U.S. Government Agency Obligations
             (Cost $22,180,207) .............................    22,180,207
                                                               ------------
TOTAL INVESTMENTS (COST $226,075,563*)...............  100.2%   252,415,235
OTHER ASSETS AND LIABILITIES (NET) .................   (0.2)       (393,419)
                                                       -----   ------------
NET ASSETS............................................ 100.0%  $252,021,816
                                                       =====   ============
-----------------
 * Aggregate cost for Federal tax purposes was $226,376,226.
 + Non-income producing security.
++ Annualized yield at date of purchase.
---------------------------------------------------
                  GLOSSARY OF TERMS
          ADR -- American Depository Receipt
---------------------------------------------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

                                THE GCG TRUST
                               RESEARCH SERIES
                              DECEMBER 31, 1998

                                                                  VALUE
  SHARES                                                         (NOTE 1)
  ------                                                         --------
COMMON STOCKS -- 96.8%
  AEROSPACE -- 4.1%
    396,600  British Aerospace PLC ..........................  $  3,359,681
     41,300  Lockheed Martin Corporation ....................     3,500,175
    112,200  Newport News Shipbuilding Inc. .................     3,751,687
    135,100  United Technologies Corporation ................    14,692,125
                                                               ------------
                                                                 25,303,668
                                                               ------------
  AGRICULTURAL BIOTECHNOLOGY -- 0.4%
     46,400  Monsanto Company ...............................     2,204,000
                                                               ------------
  AUTOMOTIVE PARTS AND EQUIPMENT -- 0.3%
     14,800  Federal-Mogul Corporation ......................       880,600
    397,600  LucasVarity PLC ................................     1,325,446
                                                               ------------
                                                                  2,206,046
                                                               ------------
  BANKS -- 4.2%
    136,300  The Bank of New York Company, Inc. .............     5,486,075
     73,352  The Chase Manhattan Corporation ................     4,992,520
    101,098  First Union Corporation ........................     6,148,022
    272,473  Istituto Bancario San Paolo di Torino+ .........     4,811,885
    104,700  Wells Fargo Company ............................     4,181,456
                                                               ------------
                                                                 25,619,958
                                                               ------------
  BROADCASTING, RADIO AND TELEVISION -- 2.3%
    201,600  CBS Corporation+ ...............................     6,602,400
      6,600  Jacor Communications, Inc. .....................       424,875
    115,800  Time Warner Inc. ...............................     7,186,837
                                                               ------------
                                                                 14,214,112
                                                               ------------
  CHEMICALS -- 0.6%
     57,000  Cambrex Corporation ............................     1,368,000
     38,000  Du Pont (E.I.) de Nemours and Company ..........     2,139,875
                                                               ------------
                                                                  3,507,875
                                                               ------------
  COMMERCIAL SERVICES -- 0.6%
    123,700  Cendant Corporation+ ...........................     2,358,031
     82,500  Modis Professional Services, Inc.+ .............     1,196,250
                                                               ------------
                                                                  3,554,281
                                                               ------------
  COMPUTER SOFTWARE AND SERVICES -- 18.6%
    100,700  3Com Corporation+ ..............................     4,512,619
    171,000  BMC Software, Inc.+ ............................     7,620,187
    161,200  Cadence Design Systems, Inc.+ ..................     4,795,700
     98,950  Cisco Systems, Inc.+ ...........................     9,183,797
    159,225  Computer Associates International, Inc. ........     6,786,966
    138,800  Compuware Corporation+ .........................    10,843,750
     56,800  EMC Corporation+ ...............................     4,828,000
    391,200  HBO & Company ..................................    11,222,550
    221,400  Microsoft Corporation+ .........................    30,705,412
    325,000  Oracle Corporation+ ............................    14,015,625
     69,900  Sun Microsystems, Inc.+ ........................     5,985,188
     63,600  Synopsys, Inc.+ ................................     3,450,300
                                                               ------------
                                                                113,950,094
                                                               ------------
  CONSUMER PRODUCTS -- 6.1%
     32,800  The Black & Decker Corporation .................     1,838,850
     47,800  The Clorox Company .............................     5,583,637
     63,800  Colgate-Palmolive Company ......................     5,925,425
    169,400  The Dial Corporation ...........................     4,880,838
    153,800  Gillette Company ...............................     7,430,462
     68,400  Newell Company .................................     2,821,500
    101,100  The Procter & Gamble Company ...................     9,231,694
                                                               ------------
                                                                 37,712,406
                                                               ------------
  ELECTRICAL PRODUCTS -- 1.5%
    148,200  Emerson Electric Company .......................     8,966,100
                                                               ------------
  ELECTRONICS -- 3.0%
    210,800  Analog Devices, Inc.+ ..........................     6,613,849
     87,800  Intel Corporation ..............................    10,409,787
     31,100  Lattice Semiconductor Corporation+ .............     1,427,684
                                                               ------------
                                                                 18,451,320
                                                               ------------
  ENERGY -- 1.0%
    109,400  CalEnergy Company, Inc.+ .......................     3,787,975
     37,900  Columbia Energy Group ..........................     2,188,725
                                                               ------------
                                                                  5,976,700
                                                               ------------
  FINANCIAL SERVICES -- 5.3%
     32,300  American Express Company .......................     3,302,675
    112,814  Associates First Capital Corporation, Class A        4,780,493
     83,200  Bear Stearns Companies, Inc. ...................     3,109,600
     17,100  The CIT Group, Inc., Class A ...................       543,994
     73,900  CitiGroup Inc. .................................     3,658,050
    113,800  Freddie Mac ....................................     7,332,988
     88,000  Fannie Mae .....................................     6,512,000
     45,900  Morgan Stanley Dean Witter & Company ...........     3,258,900
                                                               ------------
                                                                 32,498,700
                                                               ------------
  FOOD AND BEVERAGES -- 3.2%
    157,475  Archer-Daniels-Midland Company .................     2,706,602
     48,900  Dean Foods Company .............................     1,995,731
     82,400  Hershey Foods Corporation ......................     5,124,250
     52,100  Hormel Foods Corporation .......................     1,706,275
     90,900  McCormick & Company, Inc. ......................     3,073,556
    150,900  Ralston-Ralston Purina Group ...................     4,885,388
                                                               ------------
                                                                 19,491,802
                                                               ------------
  HEALTHCARE -- 3.5%
     80,400  Guidant Corporation ............................     8,864,100
    368,534  HEALTHSOUTH Corporation+ .......................     5,689,244
    165,700  United Healthcare Corporation ..................     7,135,456
                                                               ------------
                                                                 21,688,800
                                                               ------------
  HOTELS AND RESTAURANTS -- 1.6%
    114,990  CKE Restaurants, Inc. ..........................     3,385,018
    299,200  Jarvis Hotels PLC ..............................       572,085
     79,500  McDonald's Corporation .........................     6,091,688
                                                               ------------
                                                                 10,048,791
                                                               ------------
  INSURANCE -- 7.3%
     87,800  Ace, Ltd. ......................................     3,023,613
     59,300  The Allstate Corporation .......................     2,290,462
     80,200  CIGNA Corporation ..............................     6,200,462
    127,407  Conseco Inc. ...................................     3,893,876
    116,200  The Equitable Companies, Inc. ..................     6,725,075
     23,817  EXEL Ltd., Class A .............................     1,786,275
    108,400  The Hartford Financial Services Group, Inc.          5,948,450
     93,000  Lincoln National Corporation ...................     7,608,563
     59,700  Nationwide Financial Services, Inc., Class A         3,085,744
     95,454  ReliaStar Financial Corporation ................     4,402,816
                                                               ------------
                                                                 44,965,336
                                                               ------------
  MANUFACTURING -- 4.3%
     49,800  Federal Signal Corporation .....................     1,363,275
     19,700  Illinois Tool Works Inc. .......................     1,142,600
    262,564  Smurfit-Stone Container Corporation ............     4,151,793
    266,034  Tyco International Ltd. ........................    20,068,940
                                                               ------------
                                                                 26,726,608
                                                               ------------
  MEDICAL PRODUCTS AND SUPPLIES -- 6.1%
    240,200  American Home Products Corporation .............    13,526,262
     57,400  Bristol-Myers Squibb Company ...................     7,680,837
     53,900  Cardinal Health, Inc. ..........................     4,089,663
     95,900  Pfizer Inc. ....................................    12,029,456
                                                               ------------
                                                                 37,326,218
                                                               ------------
  MULTIMEDIA -- 1.2%
    238,800  The Walt Disney Company ........................     7,164,000
                                                               ------------
  OIL AND GAS -- 2.5%
      7,100  Amoco Corporation ..............................       418,900
    114,117  British Petroleum Company PLC, ADR .............    10,841,115
     73,000  K N Energy, Inc. ...............................     2,655,375
     15,900  Mobil Corporation ..............................     1,385,288
                                                               ------------
                                                                 15,300,678
                                                               ------------
  OIL AND GAS-MACHINERY & EQUIPMENT -- 0.1%
     35,200  Cooper Cameron Corporation+ ....................       858,000
                                                               ------------
  OFFICE EQUIPMENT -- 1.0%
     50,100  Xerox Corporation ..............................     5,911,800
                                                               ------------
  RETAIL -- 9.4%
     30,200  Albertson's, Inc. ..............................     1,923,363
     50,900  American Stores Company ........................     1,880,119
    130,000  CompUSA Inc.+ ..................................     1,698,125
    145,300  CVS Corporation ................................     7,991,500
    109,000  Dayton Hudson Corporation ......................     5,913,250
    136,500  Fred Meyer, Inc.+ ..............................     8,224,125
     64,400  The Home Depot, Inc. ...........................     3,940,475
    109,500  Office Depot, Inc.+ ............................     4,044,656
    250,800  Rite Aid Corporation ...........................    12,430,275
    137,300  Safeway Inc.+ ..................................     8,366,719
     45,400  The TJX Companies, Inc. ........................     1,316,600
                                                               ------------
                                                                 57,729,207
                                                               ------------
  TELECOMMUNICATIONS -- 6.8%
    183,500  Alcatel SA .....................................     4,484,281
     57,300  Aspect Telecommunications Corporation+ .........       988,425
     60,100  Intermedia Communications Inc.+ ................     1,036,725
     62,400  Lucent Technologies Inc. .......................     6,864,000
    246,095  MCI WorldCom, Inc.+ ............................    17,657,316
     97,400  MediaOne Group, Inc.+ ..........................     4,577,800
     61,000  Sprint Corporation .............................     5,131,625
     30,400  Sprint PCS+ ....................................       703,000
                                                               ------------
                                                                 41,443,172
                                                               ------------
  TOBACCO -- 1.4%
    160,700  Philip Morris Companies Inc. ...................     8,597,450
                                                               ------------
  WASTE MANAGEMENT -- 0.4%
     79,300  Browning-Ferris Industries, Inc. ...............     2,255,094
                                                               ------------
             Total Common Stocks
             (Cost $510,682,224) ............................   593,672,216
                                                               ------------

 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 1)
  ------                                                         --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 4.2%
$ 4,400,000  Federal Home Loan Bank,
               5.121%++ due 01/05/1999 ......................  $  4,397,526
  5,200,000  Federal National Mortgage Association, 5.230%++
               due 01/07/1999 ...............................     5,195,580
  6,400,000  Federal Home Loan Mortgage Corporation,
               5.095%++ due 01/14/1999 ......................     6,388,260
 10,000,000  Federal Home Loan Mortgage Corporation,
               5.286% due++ 01/15/1999 ......................     9,980,050
                                                               ------------
             Total U.S. Government Agency Obligations
             (Cost $25,961,416) .............................    25,961,416
                                                               ------------
TOTAL INVESTMENTS (COST $536,643,640*)...............  101.0%  $619,633,632
OTHER ASSETS AND LIABILITIES (NET) .................    (1.0)    (5,862,230)
                                                       -----   ------------
NET ASSETS............................................ 100.0%  $613,771,402
                                                       =====   ============
-----------------
 * Aggregate cost for Federal tax purposes was $538,608,389.
 + Non-income producing security.
++ Annualized yield at date of purchase.
---------------------------------------------------
                  GLOSSARY OF TERMS
           ADR  -- American Depository Receipt
---------------------------------------------------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

                                THE GCG TRUST
                             TOTAL RETURN SERIES
                              DECEMBER 31, 1998
                                                                  VALUE
  SHARES                                                         (NOTE 1)
  ------                                                         --------
COMMON STOCKS -- 50.8%
  AEROSPACE/DEFENSE -- 2.2%
    109,800  AlliedSignal, Inc. .............................  $  4,865,512
     34,500  General Dynamics Corporation ...................     2,022,563
     27,259  Raytheon Company, Class A ......................     1,408,950
     20,100  Raytheon Company, Class B ......................     1,070,325
      3,900  United Technologies Corporation ................       424,125
                                                               ------------
                                                                  9,791,475
                                                               ------------
  AUTO RELATED -- 0.7%
      7,000  Ford Motor Company .............................       410,812
     10,500  Lear Corporation+ ..............................       404,250
    106,700  Volvo AB -- ADR ................................     2,487,444
                                                               ------------
                                                                  3,302,506
                                                               ------------
  BANKS -- 2.3%
     11,300  Bank of New York Company, Inc. .................       454,825
     27,500  Mellon Bank Corporation ........................     1,890,625
     54,900  National City Corporation ......................     3,952,800
     14,700  PNC Bank Corporation ...........................       795,637
     24,800  U.S. Bancorp ...................................       880,400
     63,300  Wells Fargo Company+ ...........................     2,528,044
                                                               ------------
                                                                 10,502,331
                                                               ------------
  CHEMICALS -- 0.8%
     60,800  Akzo Nobel N.V. ................................     2,767,020
     18,100  Du Pont (E.I.) de Nemours & Company ............     1,019,256
                                                               ------------
                                                                  3,786,276
                                                               ------------
  CONSUMER PRODUCTS -- 0.4%
     13,300  Gillette Company ...............................       642,556
     39,300  Rubbermaid, Inc. ...............................     1,235,494
                                                               ------------
                                                                  1,878,050
                                                               ------------
  COMPUTER INDUSTRY -- 1.3%
     32,400  International Business Machines Corporation          5,985,900
                                                               ------------
  ELECTRICAL PRODUCTS -- 0.7%
     38,500  Emerson Electric Company .......................     2,329,250
     27,200  Hubbell, Inc., Class B .........................     1,033,600
                                                               ------------
                                                                  3,362,850
                                                               ------------
  ELECTRONICS -- 0.3%
     19,190  AMP, Inc.+ .....................................       999,079
     14,600  Analog Devices, Inc.+ ..........................       458,075
                                                               ------------
                                                                  1,457,154
                                                               ------------
  ENTERTAINMENT -- 2.6%
     34,300  Disney (Walt) Company ..........................     1,029,000
     31,700  Gannett, Inc. ..................................     2,044,650
     45,000  New York Times Company, Class A ................     1,560,937
     63,600  Time Warner, Inc. ..............................     3,947,175
     40,300  Viacom, Inc., Class B+ .........................     2,982,200
                                                               ------------
                                                                 11,563,962
                                                               ------------
  FINANCIAL SERVICES -- 2.9%
     38,400  American Express Company .......................     3,926,400
     74,064  Associates First Capital Corporation+ ..........     3,138,462
     55,700  Edwards (A.G.), Inc. ...........................     2,074,825
     52,800  Federal Home Loan Mortgage Corporation .........     3,402,300
      3,500  Federated Investors, Inc., Class B .............        63,437
     12,900  Washington Mutual, Inc. ........................       492,619
                                                               ------------
                                                                 13,098,043
                                                               ------------
  FOOD AND BEVERAGES -- 2.8%
    180,560  Archer-Daniels-Midland Company .................     3,103,375
     18,707  Diageo Plc .....................................       212,746
      6,093  Diageo Plc, Class B ............................        47,614
     26,500  General Mills, Inc. ............................     2,060,375
     32,800  Hershey Foods Corporation ......................     2,039,750
     30,000  Hormel Foods Corporation .......................       982,500
     24,300  McCormick & Company, Inc.+ .....................       821,644
      1,665  Nestle SA ......................................     3,624,572
                                                               ------------
                                                                 12,892,576
                                                               ------------
  HEALTH CARE -- 0.9%
      9,400  Baxter International, Inc.+ ....................       604,537
    139,400  Columbia/HCA Healthcare Corporation+ ...........     3,450,150
                                                               ------------
                                                                  4,054,687
                                                               ------------
  HOTELS/RESORTS -- 0.3%
     45,000  MGM Grand, Inc.+ ...............................     1,220,625
                                                               ------------
  INSURANCE -- 4.6%
     13,800  Allstate Corporation+ ..........................       533,025
     49,000  Chubb Corporation+ .............................     3,178,875
      4,800  CIGNA Corporation ..............................       371,100
     92,200  Equitable Companies, Inc.+ .....................     5,336,075
     27,650  Jefferson-Pilot Corporation ....................     2,073,750
     52,600  Lincoln National Corporation ...................     4,303,337
      1,300  The Progressive Corporation ....................       220,188
      4,500  Provident Companies, Inc. ......................       186,750
     35,100  Torchmark Corporation ..........................     1,239,469
     31,300  Transamerica Corporation .......................     3,615,150
                                                               ------------
                                                                 21,057,719
                                                               ------------
  MANUFACTURING -- 1.1%
      8,400  General Electric Company .......................       857,325
     17,700  Illinois Tool Works, Inc.+ .....................     1,026,600
     45,200  TRW, Inc. ......................................     2,539,675
      8,800  Tyco International, Ltd. .......................       663,850
                                                               ------------
                                                                  5,087,450
                                                               ------------
  MEDICAL -- HOSPITAL MANAGEMENT AND SERVICES -- 0.2%
     21,200  United Healthcare Corporation+ .................       912,925
                                                               ------------
  METALS AND MINING -- 0.4%
     25,300  Alcoa, Inc. ....................................     1,886,431
                                                               ------------
  OFFICE EQUIPMENT AND SUPPLIES -- 0.7%
     38,200  Eastman Kodak Company ..........................     2,750,400
      2,800  Xerox Corporation ..............................       330,400
                                                               ------------
                                                                  3,080,800
                                                               ------------
  OIL AND GAS -- 5.6%
     35,100  Amoco Corporation ..............................     2,070,900
     46,148  British Petroleum Plc, ADR .....................     4,384,060
    120,100  Coastal Corporation ............................     4,195,994
     47,150  Columbia Energy Group ..........................     2,722,912
     56,400  Conoco, Inc., Class A+ .........................     1,177,350
     17,900  Exxon Corporation ..............................     1,308,938
     28,400  Mobil Corporation ..............................     2,474,350
     15,400  National Fuel Gas Company ......................       695,888
     12,800  Royal Dutch Petroleum Company ..................       612,800
     29,800  Schlumberger, Ltd. .............................     1,374,525
     50,100  Texaco, Inc. ...................................     2,649,038
     55,100  Unocal Corporation .............................     1,608,231
      6,080  Williams Companies, Inc. .......................       189,620
                                                               ------------
                                                                 25,464,606
                                                               ------------
  PAPER AND FOREST PRODUCTS -- 1.9%
     28,000  Bowater, Inc. ..................................     1,162,000
     44,300  Champion International Corporation+ ............     1,794,150
     54,000  Kimberly-Clark Corporation .....................     2,943,000
     54,800  Weyerhaeuser Company ...........................     2,784,525
                                                               ------------
                                                                  8,683,675
                                                               ------------
  PHARMACEUTICALS -- 2.8%
     46,900  American Home Products Corporation .............     2,641,056
          1  Astra AB, ADR ..................................            21
     24,900  Bristol-Myers Squibb Company+ ..................     3,331,931
     53,500  Glaxo Wellcome Plc, ADR ........................     3,718,250
     43,000  Smithkline Beecham Plc, ADR ....................     2,988,500
                                                               ------------
                                                                 12,679,758
                                                               ------------
  REAL ESTATE INVESTMENT TRUST -- 0.6%
     15,000  Arden Realty, Inc. .............................       347,812
     12,800  Boston Properties, Inc. ........................       390,400
      9,200  Hospitality Properties Trust ...................       221,950
     23,000  Prime Group Realty Trust .......................       347,875
     45,000  TriNet Corporate Realty Trust, Inc. ............     1,203,750
                                                               ------------
                                                                  2,511,787
                                                               ------------
  RESTAURANTS -- 0.8%
     45,000  McDonald's Corporation .........................     3,448,125
                                                               ------------
  RETAIL -- 1.8%
     56,000  Dayton Hudson Corporation ......................     3,038,000
     46,500  Fred Meyer, Inc.+ ..............................     2,801,625
      2,900  J.C. Penney Company, Inc. ......................       135,937
     40,300  Rite Aid Corporation ...........................     1,997,369
      5,900  Sears, Roebuck & Company .......................       250,750
                                                               ------------
                                                                  8,223,681
                                                               ------------
  SUPERMARKET CHAINS -- 0.7%
     15,300  Albertson's, Inc.+ .............................       974,419
     39,400  American Stores Company+ .......................     1,455,337
     12,000  Safeway, Inc.+ .................................       731,250
                                                               ------------
                                                                  3,161,006
                                                               ------------
  TELECOMMUNICATIONS -- 4.6%
     26,603  Alcatel, Sponsored ADR .........................       650,111
     41,500  AT&T Corporation ...............................     3,122,875
     23,400  Bell Atlantic Corporation ......................     1,240,200
     87,000  GTE Corporation ................................     5,655,000
     24,500  Mediaone Group "ATI" PIES ......................     1,629,250
     75,066  SBC Communications, Inc. .......................     4,025,414
     40,800  Sprint Corporation .............................     3,432,300
     20,400  Telephone & Data Systems, Inc. .................       916,725
                                                               ------------
                                                                 20,671,875
                                                               ------------
  TOBACCO -- 1.0%
     81,150  Philip Morris Companies, Inc. ..................     4,341,525
                                                               ------------
  TRANSPORTATION -- 0.6%
     26,500  Canadian National Railway Company ..............     1,374,687
     47,900  Norfolk Southern Corporation+ ..................     1,517,831
                                                               ------------
                                                                  2,892,518
                                                               ------------
  UTILITIES -- 4.8%
     64,200  Carolina Power & Light Company .................     3,021,413
     23,400  CMS Energy Corporation .........................     1,133,438
     38,700  Eastern Enterprises ............................     1,693,125
     60,700  DPL, Inc. ......................................     1,312,638
     45,800  GPU, Inc.+ .....................................     2,023,788
     19,900  New Century Energies, Inc. .....................       970,125
     37,400  PacifiCorp. ....................................       787,738
     25,000  Public Service Company of North Carolina               650,000
     51,400  Sempra Energy ..................................     1,304,275
     30,300  Sierra Pacific Resources .......................     1,151,400
     70,500  Southern Company+ ..............................     2,048,906
     54,200  Pinnacle West Capital Corporation ..............     2,296,725
     28,400  Texas Utilities Company ........................     1,325,925
     45,600  UGI Corporation ................................     1,083,000
     32,000  Washington Gas Light Company ...................       868,000
                                                               ------------
                                                                 21,670,496
                                                               ------------
  WASTE DISPOSAL -- 0.4%
     56,000  Browning-Ferris Industries, Inc. ...............     1,592,500
                                                               ------------
             Total Common Stocks
             (Cost $206,458,737) ............................   230,263,312
                                                               ------------
PREFERRED STOCKS -- 1.6%
  FINANCIAL SERVICES -- 1.0%
     73,900  Lincoln National Corporation ...................     1,741,269
      7,000  McKesson Financing Trust .......................       755,125
      8,000  NB Capital Corporation .........................       208,250
     12,200  Newell Financial Trust I .......................       643,550
     21,600  Newell Financial Trust I** .....................     1,139,400
                                                               ------------
                                                                  4,487,594
                                                               ------------
  RETAIL -- 0.4%
     17,000  CVS Corporation ................................     1,703,187
                                                               ------------
  UTILITY -- 0.2%
     21,300  Texas Utilities Company ........................     1,200,788
                                                               ------------
             Total Preferred Stocks
             (Cost $7,198,962) ..............................     7,391,569
                                                               ------------
 PRINCIPAL
  AMOUNT
   -----
CORPORATE BONDS AND NOTES -- 17.1%
  AEROSPACE/DEFENSE -- 0.3%
 $  600,000  BE Aerospace, Inc.,
               8.000% due 03/01/2008. .......................       589,500
             Jett Equipment Trust: ..........................
     50,000    9.410% due 06/15/2010** ......................        60,443
     46,195    8.640% due 11/01/2012** ......................        53,084
     10,000    10.690% due 11/01/2013** .....................        12,587
    100,000  Northrop Grumman Corporation,
               9.375% due 10/15/2024. .......................       117,875
    360,000  Raytheon Company,
               6.400% due 12/15/2018 ** .....................       356,850
                                                               ------------
                                                                  1,190,339
                                                               ------------
  AIRLINES -- 0.3%
             Continental Airlines, Inc.: ....................
    350,000    9.500% due 12/15/2001 ........................       366,625
     95,412    9.500% due 10/15/2013 ........................       111,209
     23,723    10.220% due 07/02/2014 .......................        27,042
    250,000    6.648% due 03/15/2019 ........................       253,907
             Northwest Airlines: ............................
    312,000    7.625% due 03/15/2005 ........................       292,500
    150,000    8.700% due 03/15/2007 ........................       147,938
     38,713  United Airlines Corporation,
               7.270% due 01/30/2013. .......................        39,539
                                                               ------------
                                                                  1,238,760
                                                               ------------
  APPAREL AND TEXTILES -- 0.1%
    168,000  Jones Apparel,
               6.250% due 10/01/2001** ......................       167,790
             Tommy Hilfiger USA, Inc.: ......................
    252,000    6.500% due 06/01/2003  .......................       251,685
    190,000    6.850% due 06/01/2008 ........................       187,387
                                                               ------------
                                                                    606,862
                                                               ------------
  AUTO RELATED -- 0.1%
    280,000  Ford Motor Company,
               8.900% due 01/15/2032  .......................       371,000
                                                               ------------
  BANKS -- 1.2%
  1,280,000  Beaver Valley II Funding Corporation,
               9.000% due 06/01/2017 ........................     1,465,600
    680,000  Capital One Bank,
               6.700% due 05/15/2008 ........................       661,300
    100,000  Colonial Capital II,
               8.920% due 01/15/2027  .......................       107,500
    300,000  Comed Financing II,
               8.500% due 01/15/2027 ........................       343,008
    290,000  Deutsche Bank Finance BV,
               Zero coupon due 02/12/2017** .................       171,825
    300,000  First Empire Capital Trust I,
               8.234% due 02/01/2027. .......................       328,125
  1,119,186  GG1B Funding Corporation,
               7.430% due 01/15/2011  .......................     1,175,145
    600,000  MBNA Capital I,
               8.278% due 12/01/2026  .......................       623,250
     31,000  Midland Funding Corporation II,
               11.750% due 07/23/2005 .......................        35,650
    300,000  Providian National Bank,
               6.700% due 03/15/2003 ........................       302,250
    210,000  Riggs Capital Trust II,
               8.875% due 03/15/2027. .......................       226,012
    100,000  Riggs National Corporation,
               8.500% due 02/01/2006  .......................       105,000
                                                               ------------
                                                                  5,544,665
                                                               ------------
  BROADCASTING, RADIO AND TELEVISION -- 0.4%
             Century Communications, Inc.,
  1,000,000    Zero coupon due 01/15/2008 ...................       510,000
    250,000  Chancellor Media Corporation,
               8.750% due 06/15/2007 ........................       255,625
    775,000  Control Cablevision, Inc.,
               11.000% due 06/01/2007 .......................       832,156
    300,000  Frontiervision Operating Partners, L.P.,
               11.000% due 10/15/2006 .......................       332,625
     25,000  Turner Broadcasting, Inc.,
               8.375% due 07/01/2013 ........................        29,875
                                                               ------------
                                                                  1,960,281
                                                               ------------
  BUILDING AND CONSTRUCTION -- 0.4%
  1,700,000  McDermott, Inc.,
               9.375% due 03/15/2002 ........................     1,804,125
                                                               ------------
  ENTERTAINMENT -- 1.6%
             Circus Circus Enterprises:
     73,000    7.000% due 11/15/2036 ........................        65,974
    100,000    6.700% due 11/15/2096 ........................        98,625
    800,000  Disney (Walt) Company,
               5.125% due 12/15/2003 ........................       798,000
  4,500,000  Time Warner Company,
               6.100% due 12/30/2001** ......................     4,584,375
  1,680,000  Viacom, Inc.,
               6.750% due 01/15/2003 ........................     1,734,600
                                                               ------------
                                                                  7,281,574
                                                               ------------
  FINANCIAL SERVICES -- 3.2%
  3,180,000  Associates Corporation North America,
               5.750% due 11/01/2003 ........................     3,191,925
    780,000  Bell Atlantic Financial Services,
                 4.250% due 09/15/2005** ....................       799,500
    100,000  Capital One Financial Corporation,
               7.250% due 12/01/2003 ........................        98,875
    430,000  Conseco, Inc.
               6.400% due 06/15/2001 ........................       417,100
    530,000  Contifinancial Corporation,
               7.500% due 03/15/2002 ........................       362,588
  1,250,000  Criimi Mae Commercial Mortgage Trust,
               7.000% due 03/02/2011** ......................     1,177,735
    100,000  Donaldson Lufkin & Jenrette, Inc.,
               6.500% due 06/01/2008 ........................       100,000
             GS Escrow Corporation: .........................
  1,615,000    6.750% due 08/01/2001** ......................     1,619,037
  1,135,000    7.125% due 08/01/2005** ......................     1,133,581
  3,000,000  Goldman Sachs Group, L.P.,
               5.900% due 01/15/2003** ......................     2,973,750
    260,000  Natexis Ambs Company LLC,
               8.440% due 12/29/2049** ......................       245,713
    300,000  NGC Corporation Capital Trust,
               8.316% due 06/01/2027 ........................       304,500
    100,000  Providian Capital I,
               9.525% due 02/01/2027** ......................       102,375
    615,000  Safeco Capital Trust Company,
                 8.072% due 07/15/2037** ....................       652,669
     20,000  Salton Sea Funding Corporation,
               7.370% due 05/30/2005 ........................        21,425
    800,000  Seacor Smit, Inc.,
               7.840% due 05/30/2010 ........................       894,000
    100,000  State Street Institutional Capital, Class A,
               7.940% due 12/30/2026** ......................       112,244
    250,000  Washington Mutual Capital I,
               8.375% due 06/01/2027 ........................       279,375
                                                               ------------
                                                                 14,486,392
                                                               ------------
  FOOD & BEVERAGES -- 0.0%#
    165,000  Nabisco, Inc.,
               6.375% due 02/01/2035 ........................       163,969
                                                               ------------
  FOREST AND PAPER PRODUCTS -- 0.4%
    100,000  Boise Cascade Company,
               7.430% due 10/10/2005 ........................       101,500
             Georgia Pacific Corporation: ...................
     10,000    9.875% due 11/01/2021 ........................        11,037
  1,000,000    9.500% due 05/15/2022 ........................     1,100,000
    545,000    7.250% due 06/01/2028 ........................       534,100
    250,000  U.S. Timberlands Company, L.P.,
               9.625% due 11/15/2007 ........................       253,750
                                                               ------------
                                                                  2,000,387
                                                               ------------
  HEALTHCARE -- 0.4%
             Bausch & Lomb, Inc.:
    275,000    6.500% due 08/01/2005 ........................       276,375
    275,000    7.125% due 08/01/2028 ........................       276,031
             Columbia/HCA Healthcare Corporation:
    150,000    6.500% due 03/15/1999 ........................       149,812
     93,000    6.875% due 07/15/2001 ........................        92,419
    480,000    7.690% due 06/15/2025 ........................       421,800
    580,000  Healthsouth Corporation,
               3.250% due 04/01/2003 ........................       495,175
     15,000  Tenet Healthcare Corporation,
               8.625% due 01/15/2007 ........................        16,069
    100,000    7.625% due 06/01/2008 ........................       102,375
                                                               ------------
                                                                  1,830,056
                                                               ------------
  INDUSTRIAL -- 2.2%
             Federal-Mogul Corporation:
    375,000    7.500% due 07/01/2004 ........................       373,594
    130,000    7.750% due 07/01/2006 ........................       130,650
             Hearst-Argyle TV, Inc.:
    115,000    7.000% due 01/15/2018 ........................       114,425
  1,224,000    7.500% due 11/15/2027 ........................     1,276,020
             News America Holdings:
    555,000    8.000% due 10/17/2016 ........................       618,131
  1,050,000    8.875% due 04/26/2023 ........................     1,274,437
    290,000    9.500% due 07/15/2024 ........................       373,013
    250,000    7.750% due 12/01/2045 ........................       266,250
    300,000  Nortek, Inc.,
               9.250% due 03/15/2007 ........................       311,250
    250,000  Outdoor Systems, Inc.,
               8.875% due 06/15/2007 ........................       266,563
             Owens Illinois, Inc.,
  2,500,000    7.500% due 05/15/2010 ........................     2,575,000
    695,000  Protection One Alarm,
               7.375% due 08/15/2005** ......................       719,325
  1,355,000  Seagram, J. & Sons
               6.400% due 12/15/2003 ........................     1,353,306
    100,000  Solutia, Inc.,
               7.375% due 10/15/2027 ........................        97,750
    270,000  UPM-Kymmene Corporation,
               7.450% due 11/26/2027** ......................       262,913
                                                               ------------
                                                                 10,012,627
                                                               ------------
  INSURANCE -- 0.2%
    529,000  Atlantic Mutual Insurance Company,
               8.150% due 02/15/2028** ......................       538,919
    225,000  Fairfax Financial Holdings, Ltd.,
               7.375% due 04/15/2018 ........................       210,656
                                                               ------------
                                                                    749,575
                                                               ------------
  METALS AND MINING -- 0.1%
    205,000  Ultramar Diamond Company,
               7.200% due 10/15/2017 ........................       219,606
                                                               ------------
  OFFICE EQUIPMENT -- 0.3%
             Xerox Corporation:
  1,220,000    .570% due 04/21/2018** .......................       754,875
    920,000    .570% due 04/21/2018 .........................       569,250
                                                               ------------
                                                                  1,324,125
                                                               ------------
  OIL & GAS -- 1.8%
             Coastal Corporation:
    250,000    6.500% due 06/01/2008 ........................       261,875
    540,000    7.750% due 10/15/2035 ........................       573,075
    870,000    7.420% due 02/15/2037 ........................       886,312
    695,000  Husky Oil, Ltd.,
               8.900% due 08/15/2028** ......................       662,856
    100,000  KCS Energy, Inc.,
               8.875% due 01/15/2008 ........................        69,000
    340,000  Lasmo (USA), Inc.,
               6.750% due 12/15/2007 ........................       338,300
    230,000  Louis Dreyfus Natural Gas Company,
               6.875% due 12/01/2007 ........................       212,278
    580,000  Occidental Petroleum,
               10.125% due 11/15/2001 .......................       643,075
    100,000  Oryx Energy Company,
               8.375% due 07/15/2004 ........................       108,750
    385,000  Petroleum Geo-Services,
               7.125% due 03/30/2028 ........................       363,825
    180,000  Seagull Energy,
               7.500% due 09/15/2027 ........................       162,000
  2,000,000  Sun Company, Inc.,
               9.000% due 11/01/2024 ........................     2,510,000
             Tennessee Gas Pipeline Company:
    175,000    7.000% due 10/15/2028 ........................       176,531
  1,000,000    7.625% due 04/01/2037 ........................     1,071,250
    100,000  Texas Gas Transmission, Inc.,
               7.250% due 07/15/2027 ........................       103,375
                                                               ------------
                                                                  8,142,502
                                                               ------------
  RETAIL -- 0.4%
    275,000  Dillards, Inc.,
               7.130% due 08/01/2018 ........................       281,187
    105,000  Lowe's Companies, Inc.,
               6.875% due 02/15/2028 ........................       109,725
  1,300,000  Saks, Inc.,
               8.250% due 11/15/2008 ........................     1,394,250
                                                               ------------
                                                                  1,785,162
                                                               ------------
  TELECOMMUNICATIONS -- 0.5%
     93,810  Jasmine Submarine Telecommunications, Ltd.,
               8.483% due 05/30/2011** ......................        76,572
    460,000  Qwest Communications International,
               7.500% due 11/01/2008** ......................       481,275
             TCI Communications, Inc.: ......................
    140,000    8.000% due 08/01/2005 ........................       158,725
    390,000    9.650% due 03/31/2027 ........................       482,137
    305,000  Telecommunications, Inc.,
               7.125% due 02/15/2028 ........................       331,688
    345,000  Tele-Communications, Inc.,
               7.875% due 08/01/2013 ........................       405,375
    200,000  Worldcom, Inc.,
               8.875% due 01/15/2006 ........................       218,000
                                                               ------------
                                                                  2,153,772
                                                               ------------
  TRANSPORTATION -- 0.2%
    295,614  Federal Express Company,
               7.650% due 01/15/2014 ........................       305,222
    540,000  Union Pacific Corporation,
               6.340% due 11/25/2003 ........................       546,750
                                                               ------------
                                                                    851,972
                                                               ------------
  UTILITIES -- 3.0%
             CalEnergy Company, Inc.:
    825,000    6.960% due 09/15/2003 ........................       840,469
    290,000    7.230% due 09/15/2005 ........................       300,150
    130,000    7.630% due 10/15/2007 ........................       138,775
    435,000    7.520% due 09/15/2008 ........................       456,750
             Cleveland Electric Illuminating Company:
    300,000    7.880% due 11/01/2017** ......................       317,250
    100,000    9.000% due 07/01/2023 ........................       110,375
             Commonwealth Edison Company:
     45,000    7.625% due 01/15/2007 ........................        49,669
    270,000    6.950% due 07/15/2018 ........................       284,512
             Connecticut Light & Power Company:
    415,000    7.875% due 10/01/2024 ........................       438,344
  1,000,000    8.590% due 06/05/2003** ......................     1,035,625
    140,000  El Paso Electric Company,
               8.900% due 02/01/2006 ........................       160,475
             Empresa Nacional de Electricidad:
  1,000,000    7.600% due 04/30/2001** ......................       976,250
    100,000    7.325% due 02/01/2037 ........................        90,000
  1,405,000  Hidroelectrica Alicura,
               8.375% due 03/15/1999** ......................     1,373,388
  3,285,000  Marlin Water Trust,
               7.090% due 12/15/2001** ......................     3,285,000
             Niagara Mohawk Power Corporation: ..............
    283,000    7.750% due 05/15/2006 ........................       310,239
    368,000    8.770% due 01/01/2018 ........................       391,460
    270,000    8.750% due 04/01/2022 ........................       288,900
     90,000    8.500% due 07/01/2023 ........................        95,963
    135,000  North Atlantic Energy Corporation,
               9.050% due 06/01/2002 ........................       137,363
    180,059  Northeast Utilities Corporation,
               8.580% due 12/01/2006 ........................       185,236
    915,890  Seabrook Station -- Unit 1,
               7.830% due 01/02/2019 ........................       983,256
    100,000  Texas-New Mexico Power Company,
               12.500% due 01/15/1999 .......................       100,436
    380,000  Texas Utility Electric Company,
               6.375% due 01/01/2008** ......................       388,075
    238,000  Toledo Edison Company,
               7.875% due 08/01/2004 ........................       256,743
     10,000  Utilicorp United, Inc.,
               8.450% due 11/15/1999 ........................        10,250
    545,000  Waterford 3 Funding Corporation,
               8.090% due 01/02/2017 ........................       590,644
                                                               ------------
                                                                 13,595,597
                                                               ------------
             Total Corporate Bonds and Notes
             (Cost $77,386,788) .............................    77,313,348
                                                               ------------
FOREIGN GOVERNMENT BONDS -- 0.1%
  (Cost $258,676)
    259,000  Republic of Columbia,
               12.443% due 08/13/2005 .......................       238,928
                                                               ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
    643,418  Beneficial Mortgage Corporation,
               5.168% due 09/28/2037 ........................       637,582
     96,324  BCF L.L.C.,
               7.750% due 09/25/2026** ......................       100,237
  1,058,000  First Chicago Master Trust II,
               5.816% due 10/15/2003 ........................     1,059,653
    327,000  Illinois Power Special Purpose Trust,
               5.260% due 06/25/2003 ........................       326,987
  1,500,000  The Money Store Home Equity Trust,
               6.870% due 04/15/2039 ........................     1,542,082
  1,000,000  Residential Accredit Loans, Inc.,
               7.000% due 03/25/2028 ........................     1,038,278
                                                               ------------
             Total Collateralized Mortgage Obligations
             (Cost $4,662,886) ..............................     4,704,819
                                                               ------------
U.S. GOVERNMENT AND AGENCY SECURITIES -- 5.2%
  MORTGAGE-BACKED OBLIGATIONS -- 1.6%
  1,943,379  Pool #448669
               6.000% due 12/01/2013 ........................     1,948,237
  1,444,864  Pool #456351
               6.000% due 12/01/2013 ........................     1,448,476
    670,762  Pool #453124
               6.000% due 12/01/2013 ........................       672,439
     20,540  Pool #251618
               6.500% due 04/01/2013 ........................        20,848
        629  Pool #436229
               6.500% due 07/01/2013 ........................           639
    495,001  Pool #440692
               6.500% due 11/01/2028 ........................       498,555
    317,708  Pool #443615
               6.500% due 11/01/2028 ........................       319,989
    331,592  Pool #446373
               6.500% due 11/01/2028 ........................       333,973
  1,485,001  Pool #452026
               6.500% due 11/01/2028 ........................     1,495,663
    340,700  Pool #454393
               6.500% due 12/01/2028 ........................       343,146
                                                               ------------
                                                                  7,081,965
                                                               ------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 3.6%
    779,054  Pool #780598
               7.500% due 12/15/2023 ........................       804,374
    219,020  Pool #1995-4
               8.000% due 06/20/2025 ........................       226,682
    153,388  Pool #353404
               7.500% due 09/15/2025 ........................       158,276
    745,322  Pool #414736
               7.500% due 11/15/2025 ........................       769,075
     99,508  Pool #417340
               7.500% due 04/15/2026 ........................       102,679
    194,882  Pool #423906
               7.500% due 07/15/2026 ........................       201,093
    664,266  Pool #421752
               8.000% due 07/15/2026 ........................       690,419
     26,184  Pool #432725
               8.000% due 07/15/2026 ........................        27,215
    394,451  Pool #436405
               8.000% due 07/15/2026 ........................       409,980
     25,825  Pool #438201
               8.000% due 07/15/2026 ........................        26,842
     16,970  Pool #436440
               7.500% due 08/15/2026 ........................        17,510
    245,718  Pool #433213
               7.500% due 09/15/2026 ........................       253,549
    378,836  Pool #409052
               7.500% due 10/15/2026 ........................       390,910
    318,499  Pool #433128
               7.500% due 10/15/2026 ........................       328,649
    683,913  Pool #442177
               8.000% due 12/15/2026 ........................       710,839
    747,923  Pool #780498
               7.500% due 01/15/2027 ........................       772,231
    691,147  Pool #439051
               7.500% due 02/15/2027 ........................       713,174
     36,577  Pool #432446
               7.500% due 04/15/2027 ........................        37,743
    272,469  Pool #780546
               7.500% due 04/15/2027 ........................       281,324
    856,379  Pool #426435
               7.500% due 05/15/2027 ........................       883,672
    185,450  Pool #418877
               7.500% due 05/15/2027 ........................       191,360
     94,059  Pool #439558
               7.500% due 05/15/2027 ........................        97,057
    644,376  Pool #411815
               8.000% due 07/15/2027 ........................       669,745
    550,439  Pool #448957
               7.500% due 09/15/2027 ........................       567,981
    163,912  Pool #455301
               7.500% due 09/15/2027 ........................       169,136
    375,317  Pool #427811
               7.500% due 11/15/2027 ........................       387,278
    626,067  Pool #410449
               7.500% due 02/15/2028 ........................       646,020
     57,310  Pool #460810
               7.000% due 04/15/2028 ........................        58,689
  1,500,000  Pool #467737
               7.000% due 04/15/2028 ........................     1,536,090
    276,255  Pool #480413
               7.000% due 07/15/2028 ........................       282,902
    771,684  Pool #480776
               7.000% due 07/15/2028 ........................       790,250
  3,131,000  Pool #488484
               6.500% due 12/15/2028 ........................     3,165,222
                                                               ------------
                                                                 16,367,966
                                                               ------------
             Total U.S. Government Agency Obligations
               (Cost $23,386,439) ...........................    23,449,931
                                                               ------------
U.S. TREASURY OBLIGATIONS -- 13.6%
  U.S. TREASURY BONDS -- 2.4%
    120,000  9.875% due 11/15/2015 ..........................       180,515
  5,100,000  6.375% due 08/15/2027 ..........................     5,852,760
  4,474,000  6.125% due 11/15/2027 ..........................     5,001,843
                                                               ------------
                                                                 11,035,117
                                                               ------------
U.S. TREASURY NOTES -- 11.2%
  4,850,000  5.750% due 11/15/2000 ..........................     4,948,116
    220,000  6.625% due 03/31/2002 ..........................       232,758
  8,300,000  5.500% due 01/31/2003 ..........................     8,546,261
 20,000,000  5.750% due 08/15/2003 ..........................    20,894,600
    460,000  7.875% due 11/15/2004 ..........................       533,011
    575,000  6.500% due 08/15/2005 ..........................       632,529
    455,000  6.500% due 10/15/2006 ..........................       506,228
    185,000  5.500% due 02/15/2008 ..........................       196,141
  4,236,000  5.625% due 05/15/2008 ..........................     4,523,116
  9,055,000  5.250% due 11/15/2028 ..........................     9,275,580
    275,000  4.750% due 11/15/2008 ..........................       277,140
                                                               ------------
                                                                 50,565,479
                                                               ------------
             Total U.S. Treasury Obligations
             (Cost $61,463,382) .............................    61,600,596
                                                               ------------
SHORT TERM INVESTMENTS -- 10.0%
  FEDERAL HOME LOAN MORTGAGE ASSOCIATION (FHLMC) -- 7.3%
 27,900,000  5.188%++ due 01/04/1999 ........................    27,888,486
  5,400,000  5.165%++ due 01/14/1999 ........................     5,389,977
                                                               ------------
                                                                 33,278,463
                                                               ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.7%
  9,100,000  5.230%++ due 01/07/1999 ........................     9,092,265
  3,200,000  5.214%++ due 01/13/1999 ........................     3,194,539
                                                               ------------
                                                                 12,286,804
                                                               ------------
             Total Short Term Investments
               (Cost $45,565,267) ...........................    45,565,267
                                                               ------------
TOTAL INVESTMENTS (COST $426,381,137*)...............   99.4%   450,527,770
OTHER ASSETS AND LIABILITIES (NET) ..................    0.6      2,565,094
                                                       -----   ------------
NET ASSETS...........................................  100.0%  $453,092,864
                                                       =====   ============
-----------------
 * Aggregate cost for Federal tax purposes was $426,780,166.
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security.
++ Annualized yield at date of purchase.
 # Amount is less than 0.1%.
---------------------------------------------------
                  GLOSSARY OF TERMS
          ADR -- American Depository Receipt
          DEM -- German Mark
---------------------------------------------------

                             SCHEDULE OF FORWARD
                     FOREIGN CURRENCY EXCHANGE CONTRACTS

                           FORWARD FOREIGN CURRENCY
                          EXCHANGE CONTRACTS TO BUY

                       CONTRACTS TO RECEIVE
                   -----------------------------                 UNREALIZED
  EXPIRATION            LOCAL        IN EXCHANGE   VALUE IN     APPRECIATION/
     DATE              CURRENCY      FOR U.S. $     U.S. $     (DEPRECIATION)
  ----------           --------      -----------   --------     ------------
  03/15/1999       DEM  29,298           $17,852    $17,647        $   (205)
                                                                   --------
                                                                   $   (205)
                                                                   --------
                           FORWARD FOREIGN CURRENCY
                          EXCHANGE CONTRACTS TO SELL

                       CONTRACTS TO DELIVER
                   -----------------------------                 UNREALIZED
  EXPIRATION            LOCAL        IN EXCHANGE   VALUE IN     APPRECIATION/
     DATE              CURRENCY      FOR U.S. $     U.S. $     (DEPRECIATION)
  ----------           --------      -----------   --------     ------------
  03/15/1999       DEM  29,298           $17,649    $17,647       $       2
                                                                  ---------
                                                                          2
                                                                  ---------
Net Unrealized Depreciation of Forward Foreign Exchange
  Contracts                                                        $   (203)
                                                                   ========

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

                                THE GCG TRUST
                            GROWTH & INCOME SERIES
                              DECEMBER 31, 1998

                                                                  VALUE
  SHARES                                                         (NOTE 1)
  ------                                                         --------
COMMON STOCKS -- 79.3%
  AEROSPACE/DEFENSE -- 1.0%
    37,100  Alliant Techsystems, Inc.+ ......................  $  3,058,431
                                                               ------------
  APPAREL AND TEXTILES -- 0.7%
    85,000  The Warnaco Group, Inc., Class A ................     2,146,250
                                                               ------------
  BANKS -- 0.9%
    85,000  Keycorp, Inc. ...................................     2,720,000
                                                               ------------
  BROADCAST, RADIO AND TELEVISION -- 3.4%
    78,000  Adelphia Communications Corporation+ ............     3,568,500
    60,000  Comcast Corporation, Class A, Speacial Shares
              (Non-Voting) ..................................     3,521,250
    67,000  Liberty Media Group+ ............................     3,086,187
                                                               ------------
                                                                 10,175,937
                                                               ------------
  COMPUTER INDUSTRY -- 15.0%
   250,000  Acclaim Entertainment, Inc.+ ....................     3,062,500
   160,000  Adaptec, Inc.+ ..................................     2,810,000
   100,000  Electronics for Imaging, Inc.+ ..................     4,018,750
    30,000  EMC Corporation+ ................................     2,550,000
   200,000  FORE Systems, Inc.+ .............................     3,662,500
    80,000  Hyperion Solutions Corporation+ .................     1,440,000
    12,000  Infospace.com, Inc.+ ............................       457,500
   100,000  Inso Corporation+ ...............................     2,500,000
   110,000  Micron Electronics, Inc.+ .......................     1,904,375
    60,000  Netscape Communications Corporation+ ............     3,645,000
   225,000  Novell, Inc.+ ...................................     4,078,125
   110,000  Saville Systems Plc, ADR+ .......................     2,090,000
    80,000  Seagate Technology, Inc.+ .......................     2,420,000
   225,000  Splash Technology Holdings, Inc.+ ...............     1,673,438
    52,500  Sun Microsystems, Inc.+ .........................     4,495,313
    90,000  3Com Corporation+ ...............................     4,033,125
                                                               ------------
                                                                 44,840,626
                                                               ------------
  ENTERTAINMENT -- 0.9%
    35,000  Disney (Walt) Company ...........................     1,050,000
   110,000  Ziff-Davis, Inc.+ ...............................     1,739,375
                                                               ------------
                                                                  2,789,375
                                                               ------------
  FINANCIAL SERVICES -- 6.0%
    65,000  The Charles Schwab Corporation ..................     3,652,187
    59,000  Countrywide Credit Industries, Inc. .............     2,961,063
    25,000  FBR Asset Investment Corporation+** .............       400,000
    45,000  Federal National Mortgage Association ...........     3,330,000
   100,000  Healthcare Financial Partners, Inc.+ ............     3,950,000
    20,000  Merrill Lynch & Company .........................     1,335,000
    95,000  WEBS-Hong Kong Index Series .....................       890,625
   130,000  WEBS-Japan Index Series .........................     1,332,500
                                                               ------------
                                                                 17,851,375
                                                               ------------
  HEALTHCARE -- 1.8%
    30,000  Amgen, Inc.+ ....................................     3,136,875
    90,000  Columbia/HCA Healthcare Corporation .............     2,227,500
                                                               ------------
                                                                  5,364,375
                                                               ------------
  INSURANCE -- 2.2%
    77,200  Berkley (W.R.) Corporation ......................     2,629,625
    70,000  MONY Group, Inc.+ ...............................     2,191,875
   120,000  Scottish Annuity & Life Holdings, Ltd.+ .........     1,650,000
                                                               ------------
                                                                  6,471,500
                                                               ------------
  MEDICAL -- HOSPITAL MANAGEMENT AND SERVICES -- 2.2%
   115,000  Bergen Brunswig Corporation+ ....................     4,010,625
     4,592  Genzyme Molecular Oncology+ .....................        14,924
    50,000  Sunrise Assisted Living, Inc.+ ..................     2,593,750
                                                               ------------
                                                                  6,619,299
                                                               ------------
  MEDICAL PRODUCTS -- 0.7%
    40,000  Genzyme Corporation+ ............................     1,990,000
                                                               ------------
  OIL AND GAS -- 1.3%
    35,000  BJ Services Company+ ............................       290,937
   100,000  Weatherford International, Inc.+ ................     1,937,500
    50,000  Williams Companies, Inc. ........................     1,559,375
                                                               ------------
                                                                  3,787,812
                                                               ------------
  PHARMACEUTICALS -- 3.0%
    70,000  Alkermes, Inc.+ .................................     1,553,125
    65,000  Chiron Corporation+ .............................     1,702,188
    30,995  Hybridon, Inc. ..................................         7,749
   150,000  Millennium Pharmaceuticals, Inc.+ ...............     3,881,250
    20,000  Sepracor, Inc.+ .................................     1,751,250
                                                               ------------
                                                                  8,895,562
                                                               ------------
  PRINTING AND FORMS -- 2.7%
   294,000  American Bank Note Holographics, Inc.+ ..........     5,145,000
    60,000  Valassis Communications, Inc. ...................     3,097,500
                                                               ------------
                                                                  8,242,500
                                                               ------------
  REAL ESTATE INVESTMENT TRUSTS -- 0.5%
   300,000  Canadian Hotel Income Properties ................     1,566,784
                                                               ------------
  RETAIL -- 8.4%
     3,000  Amazon.com, Inc.+ ...............................       963,750
    95,000  BJ's Wholesale Club, Inc.+ ......................     4,399,687
   125,000  Claire's Stores, Inc. ...........................     2,562,500
    59,500  Creative Computers, Inc.+ .......................     1,889,125
    60,000  Egg Head.com, Inc.+ .............................     1,248,750
   100,000  Hollywood Entertainment Corporation+ ............     2,725,000
    45,000  Kroger Company ..................................     2,722,500
    75,000  OfficeMax, Inc.+ ................................       909,375
   175,000  PETsMART, Inc.+ .................................     1,925,000
   300,000  Pier 1 Imports, Inc. ............................     2,906,250
    55,000  Rite Aid Corporation ............................     2,725,938
                                                               ------------
                                                                 24,977,875
                                                               ------------
  SEMICONDUCTORS -- 0.3%
    54,800  Conexant Systems, Inc.+ .........................       917,900
                                                               ------------
  SERVICES -- 6.9%
    99,200  ACNielsen Corporation+ ..........................     2,802,400
   150,000  Cendant Corporation+ ............................     2,859,375
    44,200  CSG Systems International, Inc.+ ................     3,491,800
    85,000  National Data Corporation .......................     4,138,438
    13,500  Network Solutions, Inc., Class A+ ...............     1,766,813
    20,000  Pegasus Systems, Inc.+ ..........................       720,000
    69,800  Sotheby's Holdings, Inc., Class A ...............     2,233,600
    95,000  USWeb Corporation+ ..............................     2,505,625
                                                               ------------
                                                                 20,518,051
                                                               ------------
  TELECOMMUNICATIONS -- 16.4%
   105,000  Century Communications Corporation, Class A+ ....     3,330,469
   165,000  CommScope, Inc.+ ................................     2,774,062
    85,000  COMSAT Corporation ..............................     3,060,000
    25,000  Digi International, Inc.+ .......................       278,125
    36,000  GTE Corporation .................................     2,340,000
   115,000  MediaOne Group, Inc.+ ...........................     5,405,000
   276,000  Metrocall, Inc.+ ................................     1,207,500
   175,000  Newbridge Networks Corporation+ .................     5,315,625
   115,000  Nextel Communications, Inc.+ ....................     2,716,875
   260,000  Paging Network, Inc.+ ...........................     1,218,750
   110,000  Powerwave Technologies, Inc.+ ...................     2,048,750
    57,500  SBC Communications, Inc. ........................     3,083,438
   105,000  Skytel Communications, Inc.+ ....................     2,323,125
    40,000  Sprint Corporation ..............................     3,365,000
   168,750  Sprint PCS+ .....................................     3,902,344
    80,000  Tele-Communications, Inc.+ ......................     4,424,976
    90,001  Tele-Communications TCI Ventures Group, Class A+      2,120,645
         0  U.S. West, Inc. .................................             3
                                                               ------------
                                                                 48,914,687
                                                               ------------
  TOBACCO -- 1.1%
    62,500  Philip Morris Companies, Inc. ...................     3,343,750
                                                               ------------
  TRANSPORTATION/SERVICES -- 0.7%
   100,000  Knightsbridge Tankers, Ltd. .....................     2,081,250
                                                               ------------
  UTILITIES -- 2.7%
    95,000  Central & South West Corporation ................     2,606,562
    15,000  Houston Industries, Inc. ........................     1,595,625
    42,500  Montana Power Company ...........................     2,403,906
    44,000  SCANA Corporation ...............................     1,419,000
                                                               ------------
                                                                  8,025,093
                                                               ------------
  WASTE DISPOSAL -- 0.5%
    80,000  Superior Services, Inc.+ ........................     1,605,000
                                                               ------------
            Total Common Stocks
            (Cost $194,279,632) .............................   236,903,432
                                                               ------------
PREFERRED STOCKS -- 4.8%
  AIRLINES -- 0.9%
     5,000  Trans World Air** ...............................       105,625
    55,000  Trans World Air .................................     1,161,875
    22,000  Trans World Air** ...............................       838,750
    20,000  Trans World Air .................................       762,500
                                                               ------------
                                                                  2,868,750
                                                               ------------
  COMMUNICATIONS -- 0.4%
    97,500  CellNet Data Systems, Inc. ......................     1,267,500
                                                               ------------
  FINANCIAL SERVICES -- 0.5%
    50,000  Lodgian Capital Trust I** .......................     1,175,000
    40,000  United Companies Financial Corporation ..........       222,500
                                                               ------------
                                                                  1,397,500
                                                               ------------
  INDUSTRIAL -- 2.1%
    75,000  Cendent Corporation .............................     2,503,125
    62,500  Freeport-McMoran Corporation, Series A ..........       929,688
     5,269  Hybridon, Inc., Series A ........................       216,029
    15,000  Pioneer Standard Electronic Company .............       639,374
    45,500  Pioneer Standard Electronic Company** ...........     1,939,438
                                                               ------------
                                                                  6,227,654
                                                               ------------
  METALS AND MINING -- 0.3%
    20,000  WHX Corporation, Series A .......................       798,750
                                                               ------------
  PET FOOD -- 0.6%
    35,000  Ralston Purina Company ..........................     1,828,750
                                                               ------------
            Total Preferred Stocks
            (Cost $18,206,228) ..............................    14,388,904
                                                               ------------
PRINCIPAL
  AMOUNT
  -----
CONVERTIBLE BONDS -- 8.7%
  APPARELL AND TEXTILES -- 0.1%
$  500,000  Nine West Group, Inc.
              5.500% due 07/15/2003. ........................       393,750
                                                               ------------
  COMPUTER INDUSTRY -- 3.5%
 2,500,000  Adaptec, Inc.
              4.750% due 02/01/2004 .........................     1,946,875
 1,500,000  Checkpoint Systems, Inc.,
              5.250% due 11/01/2005 .........................     1,258,125
 2,250,000  Hutchinson Technology, Inc.,
              6.000% due 03/15/2005 .........................     3,105,000
 1,000,000  Quantum Corporation,
              7.000% due 08/01/2004 .........................       967,500
 4,575,000  System Software Company,
              7.000% due 09/15/2002 .........................     3,248,250
                                                               ------------
                                                                 10,525,750
                                                               ------------
  CONSUMER SERVICES -- 0.7%
   900,000  Alternative Living Services,
              5.250% due 12/15/2002. ........................       957,375
 1,000,000  American Retirement Corporation,
              5.750% due 10/01/2002 .........................       856,250
   375,000  Assisted Living Concepts,
              6.000% due 11/01/2002. ........................       304,687
                                                               ------------
                                                                  2,118,312
                                                               ------------
  INDUSTRIAL -- 0.7%
 3,000,000  Halter Marine Group, Inc.,
              4.500% due 09/15/2004. ........................     1,695,000
   570,000  S3, Inc.,
              5.750% due 10/01/2003 .........................       439,613
                                                               ------------
                                                                  2,134,613
                                                               ------------
  MEDICAL PRODUCTS AND SERVICES -- 0.5%
 2,300,000  Sabratek Corporation,
              6.000% due 04/15/2005** .......................     1,546,750
                                                               ------------
  METALS AND MINING -- 0.1%
   500,000  Coeur D'Alene Mines Corporation,
              7.250% due 10/31/2005 .........................       294,375
                                                               ------------
  OIL AND GAS -- 0.3%
 1,250,000  Key Energy Group, Inc.,
              5.000% due 09/15/2004** .......................       615,625
   300,000  Key Energy Group, Inc.,
              5.000% due 09/15/2004 .........................       147,750
                                                               ------------
                                                                    763,375
                                                               ------------
  RETAIL -- 1.5%
 6,000,000  At Home Corporation
              4.000% due 02/28/2018** .......................     3,375,000
 1,500,000  Sports Authority, Inc.
              5.250% due 09/15/2001 .........................     1,005,000
                                                               ------------
                                                                  4,380,000
                                                               ------------
  TELECOMMUNICATIONS -- 1.1%
 2,150,000  Premiere Technologies, Inc.
              5.750% due 07/01/2004 .........................     1,112,625
 2,000,000  Tele-Communications International, Inc.,
              4.500% due 02/15/2006 .........................     2,082,500
                                                               ------------
                                                                  3,195,125
                                                               ------------
  TRANSPORTATION -- 0.2%
   750,000  Offshore Logistics,
              6.000% due 12/15/2003 .........................       660,000
                                                               ------------
            Total Convertible Bonds
            (Cost $26,024,641) ..............................    26,012,050
                                                               ------------
  SHARES
   ----
WARRANTS -- 0.2%
  (Cost $485,600)
  FINANCIAL SERVICES -- 0.2%
    20,000  Healthcare Financial Partners, Inc ..............       555,400
                                                               ------------
TOTAL INVESTMENTS (COST $238,996,100*)...............   93.0%  $277,859,786
OTHER ASSETS AND LIABILITIES (NET) ..................    7.0     20,978,914
                                                        ----   ------------
NET ASSETS...........................................  100.0%  $298,838,700
                                                        ====   ============
-----------------
 * Aggregate cost for Federal tax purposes was $239,710,765.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

                                THE GCG TRUST
                            VALUE + GROWTH SERIES
                              DECEMBER 31, 1998
                                                                  VALUE
 SHARES                                                          (NOTE 1)
 ------                                                          --------
COMMON STOCKS -- 97.2%
  BANKS -- 3.6%
  63,100  Chase Manhattan Corporation  ......................  $  4,294,744
 169,100  MBNA Corporation  .................................     4,216,931
                                                               ------------
                                                                  8,511,675
                                                               ------------
  BROADCAST, RADIO & TELEVISION -- 1.7%
  66,500  Comcast Corporation, Class A, Speacial Shares
            (Non-Voting) ....................................     3,902,719
                                                               ------------
  COMPUTER INDUSTRY -- 13.0%
 178,500  Compaq Computer Corporation  ......................     7,485,844
  70,500  Electronic Arts, Inc.+  ...........................     3,956,812
  45,900  Microsoft Corporation+  ...........................     6,365,756
 158,500  Oracle Corporation+  ..............................     6,835,313
 119,800  3Com Corporation+  ................................     5,368,538
                                                               ------------
                                                                 30,012,263
                                                               ------------
  DISTRIBUTOR/WHOLESALER -- 3.1%
  98,800  Costco Companies, Inc.+  ..........................     7,132,125
                                                               ------------
  ENTERTAINMENT -- 2.1%
  79,400  Time Warner, Inc  .................................     4,927,763
                                                               ------------
  FINANCIAL SERVICES -- 11.0%
  18,700  Capital One Financial Corporation  ................     2,150,500
  59,600  Charles Schwab Corporation  .......................     3,348,775
  77,100  Donaldson, Lufkin & Jenrette, Inc. ................     3,161,100
 124,600  Household International, Inc. .....................     4,937,275
 105,760  Merill Lynch & Company, Inc. ......................     7,059,480
  66,300  Morgan Stanley Dean Witter & Company+  ............     4,707,300
                                                               ------------
                                                                 25,364,430
                                                               ------------
  HEALTHCARE -- 2.2%
 145,900  Omnicare, Inc. ....................................     5,070,025
                                                               ------------
  INSURANCE -- 1.2%
  47,500  Equitable Companies, Inc.+ ........................     2,749,062
                                                               ------------
  MEDICAL - HOSPITAL MANAGEMENT AND SERVICES -- 3.1%
 105,700  United Healthcare Corporation+  ...................     4,551,706
  29,700  Wellpoint Health Networks, Inc.+ ..................     2,583,900
                                                               ------------
                                                                  7,135,606
                                                               ------------
  PHARMACEUTICALS -- 7.3%
  72,500  Lilly (Eli) & Company  ............................     6,443,438
  36,300  Merck & Company, Inc. .............................     5,361,056
  41,400  Pfizer, Inc. ......................................     5,193,112
                                                               ------------
                                                                 16,997,606
                                                               ------------
  RETAIL -- 22.4%
 160,600  Bed Bath & Beyond, Inc.+ ..........................     5,480,475
 118,500  Best Buy Company, Inc.+  ..........................     7,272,937
 103,100  Circuit City Stores -- Circuit City Group .........     5,148,556
 130,000  CVS Corporation  ..................................     7,150,000
 107,300  Office Depot, Inc.+  ..............................     3,963,394
 118,100  Rite Aid Corporation  .............................     5,853,331
 149,500  Staples, Inc.+ ....................................     6,531,281
  99,800  Walgreen Company ..................................     5,844,538
  55,800  Wal-Mart Stores, Inc. .............................     4,544,213
                                                               ------------
                                                                 51,788,725
                                                               ------------
  SEMICONDUCTORS -- 13.4%
  90,100  Applied Materials, Inc.+  .........................     3,846,144
  87,800  Intel Corporation .................................    10,409,787
 224,500  Micron Technology, Inc. ...........................    11,351,281
  62,400  Texas Instruments, Inc. ...........................     5,339,100
                                                               ------------
                                                                 30,946,312
                                                               ------------
  SERVICES -- 4.1%
 102,600  National Data Corporation .........................     4,995,338
  98,300  Robert Half International, Inc. ...................     4,392,781
                                                               ------------
                                                                  9,388,119
                                                               ------------
  SUPERMARKET CHAINS -- 3.5%
 132,800  Safeway, Inc.+ ....................................     8,092,500
                                                               ------------
  TELECOMMUNICATIONS -- 5.5%
  51,800  AirTouch Communications, Inc.+ ....................     3,736,075
 125,200  MCI WorldCom, Inc.+ ...............................     8,983,100
                                                               ------------
                                                                 12,719,175
                                                               ------------
          Total Common Stocks
          (Cost $179,954,843)  ..............................   224,738,105
                                                               ------------
TOTAL INVESTMENTS (COST $179,954,843*)   97.2%                  224,738,105
OTHER ASSETS AND LIABILITIES (NET) ..................    2.8      6,478,276
                                                       -----   ------------
NET ASSETS ..........................................  100.0%  $231,216,381
                                                       =====   ============
-----------------
* Aggregate cost for Federal tax purposes was $181,774,630.
+ Non-income producing security.


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

                                THE GCG TRUST
                          GLOBAL FIXED INCOME SERIES
                              DECEMBER 31, 1998
PRINCIPAL                                                          VALUE
  AMOUNT                                                         (NOTE 1)
  ------                                                         --------
GOVERNMENT BONDS -- 92.7%
  DENMARK -- 1.7%  (DKK)
$2,215,000  Kingdom of Denmark,
              6.000% due 11/15/2002 ..........................  $   373,897
                                                                -----------
  FRANCE -- 10.9%  (FRF)
            Government of France,
 2,250,000    4.000% due 07/12/2000 ..........................      407,624
 2,000,000    7.000% due 10/12/2000 ..........................      381,113
 4,090,000    5.500% due 04/25/2029 ..........................      805,637
 4,030,000  Obligation Assimilable du Tresor,
              5.500% due 04/25/2004 ..........................      793,817
                                                                -----------
                                                                  2,388,191
                                                                -----------
  GERMANY -- 12.3%  (DEM)
 1,030,000  Bundesobligation,
              4.500% due 05/17/2002 ..........................      641,699
 1,250,000  Bundesrepublik,
              6.000% due 01/04/2007 ..........................      857,263
            German Federal Republic: .........................
   500,000    6.750% due 07/15/2004 ..........................      348,561
   875,000    5.125% due 11/21/2000 ..........................      543,793
   300,000    6.000% due 01/05/2006 ..........................      204,285
   150,000    5.250% due 02/21/2001 ..........................       92,330
                                                                -----------
                                                                  2,687,931
                                                                -----------
  NETHERLANDS -- 12.6%  (NLG)
 1,610,000  Dutch Government,
              6.000% due 01/15/2006 ..........................      971,725
 3,050,000  Netherlands Government,
              5.500% due 01/15/2028 ..........................    1,796,768
                                                                -----------
                                                                  2,768,493
                                                                -----------
  UNITED KINGDOM -- 5.4%  (GBP)
            U.K. Treasury: ...................................
   440,000    7.000% due 06/07/2002 ..........................      786,873
   200,000    7.500% due 12/07/2006 ..........................      399,236
                                                                -----------
                                                                  1,186,109
                                                                -----------
  UNITED STATES -- 49.8%  (USD)
   600,000  Federal National Mortgage Association,
              4.625% due 10/15/2001 ..........................      597,102
   850,000  U.S. Treasury Bill,
              4.405%+ due 03/04/1999 .........................      843,897
            U.S. Treasury Notes: .............................
   930,000    5.500% due 02/15/2008 ..........................      986,005
   350,000    5.500% due 12/31/2000 ..........................      355,985
   580,000    5.625% due 05/15/2008 ..........................      619,312
   820,000    4.750% due 11/15/2008 ..........................      826,380
   760,000    5.875% due 11/15/2005 ..........................      812,265
 1,000,000    7.250% due 08/15/2004 ..........................    1,125,000
   710,000    6.500% due 10/15/2006 ..........................      789,939
 1,200,000    7.000% due 07/15/2006 ..........................    1,370,040
 1,510,000    6.375% due 09/30/2001 ..........................    1,577,240
   910,000  U.S. Treasury Bond,
              6.125% due 11/15/2027 ..........................    1,017,362
                                                                -----------
                                                                 10,920,527
                                                                -----------
            Total Government Bonds
            (Cost $19,216,118) ...............................   20,325,148
                                                                -----------
TOTAL INVESTMENTS (COST $19,216,118*)..................  92.7%  $20,325,148
OTHER ASSETS AND LIABILITIES (NET) ....................   7.3     1,606,859
                                                        -----   -----------
NET ASSETS............................................. 100.0%  $21,932,007
                                                        =====   ===========
-----------------
* Aggregate cost for Federal tax purposes.
+ Annualized yield at date of purchase.
-----------------------------------------------------------------
                      GLOSSARY OF TERMS
                  DEM  -- German Deutche Mark
                  DKK  -- Danish Krona
                  FRF  -- French Franc
                  GBP  -- Great British Pound Sterling
                  JPN  -- Japanese Yen
                  NLG  -- Netherland Guilder
                  USD  -- United States Dollar
----------------------------------------------------------------

                            SCHEDULE OF FORWARD
                     FOREIGN CURRENCY EXCHANGE CONTRACTS

                           FORWARD FOREIGN CURRENCY
                          EXCHANGE CONTRACTS TO BUY

                       CONTRACTS TO RECEIVE
                   -----------------------------                 UNREALIZED
   EXPIRATION           LOCAL        IN EXCHANGE   VALUE IN     APPRECIATION/
      DATE             CURRENCY      FOR U.S. $     U.S. $     (DEPRECIATION)
   ----------          --------      ----------    --------     ------------
02/16/1999         GBP      350,000   $  592,393   $  581,086      $(11,307)
03/15/1999         DKK      750,000      116,202      118,076         1,874
03/23/1999         FRF    4,910,000      886,058      881,777        (4,281)
03/10/1999         DEM    1,592,604      940,000      959,023        19,023
05/11/1999         JPY  124,039,750    1,070,000    1,117,121        47,121
02/19/1999         NLG      806,809      442,145      430,517       (11,628)
                                                                   --------
                                                                   $ 40,802
                                                                   ========

                           FORWARD FOREIGN CURRENCY
                          EXCHANGE CONTRACTS TO SELL

                       CONTRACTS TO DELIVER
                   -----------------------------                 UNREALIZED
   EXPIRATION           LOCAL        IN EXCHANGE   VALUE IN     APPRECIATION/
      DATE             CURRENCY      FOR U.S. $     U.S. $     (DEPRECIATION)
   ----------          --------      ----------    --------     ------------
02/16/1999         GBP      350,000   $  591,850   $  581,086      $ 10,764
03/15/1999         DKK      750,000      117,913      118,076          (163)
03/23/1999         FRF    2,318,000      418,536      416,285         2,251
02/19/1999         NLG      806,809      430,000      430,517          (517)
                                                                   --------
                                                                   $ 12,335
                                                                   --------
Net Unrealized Appreciation of Forward Foreign Exchange
  Contracts                                                        $ 53,137
                                                                   ========

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

                                THE GCG TRUST
                            MARKET MANAGER SERIES
                              DECEMBER 31, 1998
PRINCIPAL                                                          VALUE
  AMOUNT                                                          (NOTE 1)
  ------                                                          --------
CORPORATE BONDS AND NOTES -- 5.0%
  FINANCIAL SERVICES -- 3.0%
  $276,000  Cabco (Texas Capital),
              Zero Coupon due 10/01/2001 ......................  $  240,465
                                                                 ----------
  INDUSTRIAL -- 2.0%
   160,000  Philip Morris Companies, Inc.
              6.000% due 07/15/2001 ...........................     162,000
                                                                 ----------
            Total Corporate Bonds and Notes
            (Cost $379,255) ...................................     402,465
                                                                 ----------
U.S. TREASURY OBLIGATIONS -- 32.0%
  (Cost $2,469,411)
$2,867,000  U.S. Treasury Strips:
              3.032% due 02/15/2001 ...........................   2,603,637
                                                                 ----------
    NUMBER
      OF                                    EXPIRATION    STRIKE
  CONTRACTS                                    DATE       PRICE
    -----                                     -----       -----
CALL OPTIONS PURCHASED -- 62.5%
     6,543      S&P Midcap Companies
                  Index 400 European ...... 03/06/2001   $178.50   $1,479,864
     2,125      S&P Midcap Companies
                  Index 400 European ...... 03/06/2001    178.50      477,508
     1,352      S&P Midcap Companies
                  Index 400 European ...... 03/06/2001    178.50      305,134
     2,398      S&P 500 European .......... 03/06/2001    485.63    1,834,856
       782      S&P 500 European .......... 03/06/2001    485.63      605,617
       499      S&P 500 European .......... 03/06/2001    485.63      388,101
                                                                    ----------
                Total Call Options Purchased
                (Cost $1,041,615) .................................  5,091,080
                                                                    ----------
TOTAL INVESTMENTS (COST $3,890,281*)...................  99.5%       8,097,182
OTHER ASSETS AND LIABILITIES (NET).....................   0.5           42,251
                                                        -----       ----------
NET ASSETS ............................................ 100.0%      $8,139,433
                                                        =====       ==========
-----------------
* Aggregate cost for Federal tax purposes.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
                                THE GCG TRUST
                             LIQUID ASSET SERIES
                              DECEMBER 31, 1998
 PRINCIPAL                                                        VALUE
  AMOUNT                                                         (NOTE 1)
  ------                                                         --------
CORPORATE DEBT SECURITIES -- 3.7%
  MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS -- 2.3%
             Xerox Credit Corporation:
$ 5,000,000    5.259%** due 10/12/1999 ......................  $  4,998,250
                                                               ------------
  PERSONAL CREDIT INSTITUTIONS -- 1.4%
             Toyota Motor Credit Corporation:
  3,000,000    5.545%** due 09/23/1999 ......................     3,000,000
                                                               ------------
             Total Corporate Debt Securities
             (Cost $7,998,520) ..............................     7,998,250
                                                               ------------
COMMERCIAL PAPER -- 68.5%
  CHEMICALS & ALLIED PRODUCTS -- 3.5%
             Du Pont (E.I.) De Nemours & Company:
  2,000,000    5.201%+ due 01/06/1999 .......................     1,998,589
  2,000,000    5.312%+ due 02/05/1999 .......................     1,989,947
             Procter & Gamble Company:
  1,000,000    5.168%+ due 01/11/1999 .......................       998,606
  1,449,000    5.215%+ due 01/22/1999 .......................     1,444,689
  1,000,000    5.256%+ due 01/29/1999 .......................       996,010
                                                               ------------
                                                                  7,427,841
                                                               ------------
  COMMUNICATIONS -- 2.1%
             BellSouth Corporation:
  2,425,000    5.144%+ due 01/21/1999 .......................     2,418,264
  1,000,000    5.172%+ due 01/27/1999 .......................       996,353
  1,025,000    5.161%+ due 02/08/1999 .......................     1,019,536
                                                               ------------
                                                                  4,434,153
                                                               ------------
  CONSTRUCTION MACHINERY & EQUIPMENT -- 2.9%
             Caterpillar Financial Services Corporation,
  2,000,000    5.382%+ due 01/05/1999 .......................     1,998,829
  2,000,000    5.238%+ due 01/06/1999 .......................     1,998,583
  1,000,000    5.184%+ due 01/08/1999 .......................       999,018
  1,200,000    5.506%+ due 02/04/1999 .......................     1,193,880
                                                               ------------
                                                                  6,190,310
                                                               ------------
  DEPOSITORY INSTITUTIONS -- 2.4%
             Societe Generale:
  1,000,000    5.680% due 03/22/1999 ........................     1,000,000
  2,000,000    5.260% due 03/22/1999 ........................     2,000,000
             Toronto Dominion Bank,
  2,000,000    5.640% due 07/14/1999 ........................     2,001,984
                                                               ------------
                                                                  5,001,984
                                                               ------------
  ELECTRIC, GAS & SANITARY SERVICES -- 2.4%
             Consolidated Natural Gas,
  1,000,000    5.144%+ due 01/22/1999 .......................       997,054
             Idaho Power Company,
  1,000,000    5.495%+ due 01/08/1999 .......................       998,960
             Southern California Edison Company:
  1,000,000    5.191%+ due 01/20/1999 .......................       997,308
  2,000,000    5.294%+ due 02/10/1999 .......................     1,988,511
                                                               ------------
                                                                  4,981,833
                                                               ------------
  ELECTRONIC EQUIPMENT -- 2.3%
             Motorola Corporation:
  1,790,000    5.129%+ due 01/22/1999 .......................     1,784,779
  2,000,000    5.258%+ due 01/26/1999 .......................     1,992,917
  1,000,000    5.144%+ due 02/26/1999 .......................       992,176
                                                               ------------
                                                                  4,769,872
                                                               ------------
  ENTERTAINMENT -- 1.7%
  1,000,000  Disney (Walt) Company:
               5.191%+ due 01/15/1999 .......................       998,036
  1,712,000    5.150%+ due 02/17/1999 .......................     1,700,824
  1,000,000    5.152%+ due 02/25/1999 .......................       992,361
                                                               ------------
                                                                  3,691,221
                                                               ------------
  FOOD & KINDRED PRODUCTS -- 8.3%
             Archer-Daniels-Midland Company,
  1,000,000    5.322%+ due 02/01/1999 .......................       995,522
  3,000,000    5.202%+ due 02/08/1999 .......................     2,984,008
  2,000,000    5.189%+ due 03/01/1999 .......................     1,983,546
  1,000,000    5.078%+ due 03/08/1999 .......................       990,962
             Cargill, Inc.,
  1,000,000    5.144%+ due 03/05/1999 .......................       991,215
             Coca-Cola Company,
  2,000,000    5.227%+ due 01/14/1999 .......................     1,996,295
  1,000,000    5.161%+ due 02/25/1999 .......................       992,300
             General Mills, Inc.:
  2,750,000    5.338%+ due 01/04/1999 .......................     2,748,806
  2,000,000    5.267%+ due 01/12/1999 .......................     1,996,871
             Heinz Company,
  2,000,000    5.284%+ due 01/11/1999 .......................     1,997,111
                                                               ------------
                                                                 17,676,636
                                                               ------------
  INSTRUMENTS & RELATED PRODUCTS -- 1.5%
             Eastman Kodak:
  2,238,000    5.412%+ due 01/15/1999 .......................     2,233,387
  1,000,000    5.214%+ due 02/18/1999 .......................       993,213
                                                               ------------
                                                                  3,226,600
                                                               ------------
  INSURANCE -- 2.8%
             American General Corporation,
  2,000,000    5.236%+ due 01/14/1999 .......................     1,996,331
  2,029,000    5.258%+ due 01/27/1999 .......................     2,021,439
  1,000,000    5.271%+ due 02/17/1999 .......................       993,289
  1,000,000    5.175%+ due 03/11/1999 .......................       990,321
                                                               ------------
                                                                  6,001,380
                                                               ------------
  METALS -- 0.5%
             Alcoa Corporation,
  1,000,000    5.350%+ due 01/15/1999 .......................       997,978
                                                               ------------
  MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS -- 5.2%
             International Business Machines Credit
               Corporation:
  2,000,000    5.344%+ due 01/05/1999 .......................     1,998,836
  1,000,000    5.336%+ due 01/07/1999 .......................       999,125
  2,000,000    5.245%+ due 01/13/1999 .......................     1,996,593
  2,000,000    5.209%+ due 02/09/1999 .......................     1,989,058
             Xerox Credit Corporation:
  3,000,000    5.478%+ due 01/04/1999 .......................     2,998,700
  1,000,000    5.131%+ due 01/11/1999 .......................       998,611
                                                               ------------
                                                                 10,980,923
                                                               ------------
  PERSONAL CREDIT INSTITUTIONS -- 18.4%
  5,000,000  American Express Corporation:
               5.114%+ due 01/05/1999 .......................     4,997,222
  1,200,000    5.298%+ due 02/24/1999 .......................     1,190,730
             Associates Corporation North America,
  3,000,000    5.258%+ due 01/05/1999 .......................     2,998,300
  2,000,000    5.268%+ due 03/26/1999 .......................     1,976,060
             Chrysler Financial Corporation,
  1,000,000    5.422%+ due 01/12/1999 .......................       998,387
             Ford Motor Credit Company:
  4,000,000    5.430%+ due 01/05/1999 .......................     3,997,653
  2,307,000    5.260%+ due 01/28/1999 .......................     2,298,193
             General Electric Capital Corporation:
  2,000,000    5.194%+ due 01/29/1999 .......................     1,992,144
  2,000,000    5.212%+ due 02/18/1999 .......................     1,986,560
  1,513,000    5.316%+ due 02/19/1999 .......................     1,502,435
  1,000,000    5.298%+ due 03/03/1999 .......................       991,257
  2,000,000    5.119%+ due 03/10/1999 .......................     1,981,338
             Toyota Motor Credit Corporation:
  1,485,000    5.265%+ due 02/02/1999 .......................     1,478,268
  2,000,000    5.241%+ due 02/04/1999 .......................     1,990,423
             Trans America Finance Corporation
  3,605,000    5.478%+ due 01/04/1999 .......................     3,603,443
  2,000,000    5.311%+ due 01/21/1999 .......................     1,994,278
  1,000,000    5.262%+ due 02/05/1999 .......................       994,993
  2,000,000    5.139%+ due 05/06/1999 .......................     1,965,417
                                                               ------------
                                                                 38,937,101
                                                               ------------
  SECURITY BROKERS -- 12.2%
             Goldman, Sachs & Company:
  4,000,000    5.478%+ due 01/04/1999 .......................     3,998,267
  2,000,000    5.233%+ due 03/09/1999 .......................     1,981,017
  1,000,000    5.209%+ due 04/20/1999 .......................       984,710
  2,000,000    5.119%+ due 04/21/1999 .......................     1,969,628
             Household Finance Corporation,
  4,000,000    5.320%+ due 01/04/1999 .......................     3,998,280
             Merrill Lynch, Pierce, Fenner & Smith, Inc.:
  5,000,000    5.478%+ due 01/04/1999 .......................     4,997,875
  2,000,000    5.554%+ due 01/13/1999 .......................     1,996,367
  2,579,000    5.660%+ due 01/19/1999 .......................     2,571,779
             Morgan Stanley & Company:
  2,365,000    5.256%+ due 01/29/1999 .......................     2,355,582
  1,000,000    5.295%+ due 02/05/1999 .......................       994,993
                                                               ------------
                                                                 25,848,498
                                                               ------------
  TRANSPORTATION EQUIPMENT -- 2.3%
             Daimler-Benz Aktieng:
  2,000,000    5.220%+ due 01/22/1999 .......................     1,994,097
  1,000,000    5.276%+ due 02/24/1999 .......................       992,305
  1,864,000    5.154%+ due 05/17/1999 .......................     1,829,002
                                                               ------------
                                                                  4,815,404
                                                               ------------
             Total Discount Commercial Paper
             (Cost $144,981,734) ............................   144,981,734
                                                               ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 28.3%
  FEDERAL HOME LOAN MORTGAGE CORPORATION -- 10.0%
  5,027,000    5.185%+ due 01/07/1999 .......................     5,022,761
  2,000,000    5.143%+ due 01/28/1999 .......................     1,992,530
  5,000,000    5.389%+ due 02/03/1999 .......................     4,976,098
  4,293,000    5.356%+ due 02/19/1999 .......................     4,262,820
  2,000,000    5.107%+ due 03/10/1999 .......................     1,981,224
  3,000,000    5.309%+ due 03/19/1999 .......................     2,967,275
                                                               ------------
                                                                 21,202,708
                                                               ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 18.3%
  4,000,000    5.164%+ due 01/06/1999 .......................     3,997,217
  1,158,000    5.185%+ due 01/08/1999 .......................     1,156,863
  3,000,000    5.378%+ due 01/19/1999 .......................     2,992,200
  4,000,000    5.286%+ due 01/25/1999 .......................     3,986,373
  3,000,000    5.337%+ due 02/03/1999 .......................     2,985,782
  3,000,000    5.346%+ due 02/25/1999 .......................     2,976,396
    950,000    5.093%+ due 03/08/1999 .......................       941,309
 14,690,000    5.300%+ due 03/15/1999 .......................    14,537,605
  2,195,000    5.302%+ due 04/13/1999 .......................     2,163,407
  1,021,000    5.325%+ due 04/23/1999 .......................     1,004,832
  2,000,000    5.207%+ due 06/04/1999 .......................     1,957,650
                                                               ------------
                                                                 38,699,634
                                                               ------------
             Total U.S. Government Agency Notes
             (Cost $59,902,342) .............................    59,902,342
                                                               ------------
TOTAL INVESTMENTS (COST $212,882,596*) ............... 100.5%  $212,882,326
OTHER ASSETS AND LIABILITIES (NET) .................   (0.5)     (1,152,506)
                                                       -----   ------------
NET ASSETS............................................ 100.0%  $211,729,820
                                                       =====   ============
-----------------
 * Aggregate cost for Federal tax purposes.
** Variable Rate Note.
 + Annualized yield at date of purchase.

                       See Notes to Finanical Statements.

                                  THE GCG TRUST
                                DECEMBER 31, 1998

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The GCG Trust, (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 1998 the Trust had twenty-four operational portfolios (the "Series"): Multiple Allocation Series ("MA"), Fully Managed Series ("FM"), Limited Maturity Bond Series ("LMB"), Hard Assets Series ("HA"), Real Estate Series ("RE"), All-Growth Series ("AG"), Capital Appreciation Series ("CA"), Rising Dividends Series ("RD"), Emerging Markets Series ("EM"), Value Equity Series ("VE"), Strategic Equity Series ("SE"), Small Cap Series ("SC"), Managed Global Series ("MG"), Growth Opportunities Series ("GO"), Developing World Series ("DW"), Mid-Cap Growth Series ("MC"), Research Series ("R"), Total Return Series ("TR"), Growth & Income Series ("GI"), Value + Growth Series ("VG"), Market Manager Series ("MM"), Global Fixed Income Series ("GF"), Liquid Asset Series ("LA") and The Fund For Life Series. All of the Series are diversified except for HA, GF, MG, MC and MM which are non-diversified Series. The information presented in these financial statements pertains to all of the Series except for The Fund For Life Series which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and
(ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep N.V. ("ING") and First Golden American Life Insurance Company ("First Golden"), a wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Mutual Benefit Life Insurance Company in Rehabilitation and by the Security Equity Life Insurance Company.

MA, FM, LMB, HA, RE, AG and LA commenced operations on January 24, 1989. CA commenced operations on May 4, 1992. MG commenced operations on October 21, 1992. RD and EM commenced operations on October 4, 1993. MM commenced operations on November 14, 1994. VE commenced operations on January 3, 1995. SE commenced operations on October 2, 1995. SC commenced operations on January 3, 1996. GO and DW commenced operations on February 18, 1998. MC, R, TR, GI, VG and GF commenced operations on August 14, 1998.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(A) VALUATION: Domestic and foreign portfolio securities, including options and futures contracts, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or dealers.

Debt securities (except those purchased by LA), including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, debt securities having a maturity of sixty days or less may be valued at amortized cost which approximates market value.

Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All of the portfolio securities of LA are valued using the amortized cost method.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: Certain of the Series may engage in various portfolio strategies, as described below, primarily to seek to manage its exposure to the equity, bond, gold and other markets and also to manage fluctuations in interest and foreign currency rates. Buying futures and forward foreign currency exchange contracts, writing puts and buying calls tend to increase a Series' exposure to the underlying market or currency. Selling futures and forward foreign currency exchange contracts, buying puts and writing calls tend to decrease a Series' exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

OPTIONS: Certain Series may engage in option transactions including purchasing options on securities and securities indexes ("purchased options") and writing covered call and secured put options ("written options"). Generally, purchased options are utilized to protect security holdings in a portfolio or protect against substantial increases in market prices in securities to be acquired in the future. MM invests in purchased options on security indexes in accordance with its long term investment objectives to obtain equity market performance. Certain Series may use written options to generate additional income, protect partially against declines in the value of portfolio securities or facilitate a Series' ability to purchase a security at a price lower than the security's current market price. Option transactions may be engaged on exchanges and on over-the-counter markets. When a Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written. When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid. Realized and unrealized gains and losses arising from purchased option transactions are included in the net realized and unrealized gain/(loss) on securities.

The option activity for VE for the year ended December 31, 1998 was as follows:

                                                      NUMBER OF
                                                      CONTRACTS     PREMIUMS
                                                      ---------     --------
    Options outstanding at December 31, 1997 .....          150     $ 26,398
    Options written during the period ............        2,773      792,870
    Options expired during the period ............        2,058      542,310
    Options closed during the period .............          865      276,958
                                                       --------     --------
    Options outstanding at December 31, 1998 .....         --           --
                                                       ========     ========

The option activity for HA for the year ended December 31, 1998 was as follows:

                                                       NUMBER OF
                                                       CONTRACTS    PREMIUMS
                                                       ---------    --------
    Options outstanding at December 31, 1997 .......        --          --
    Options written during the period ..............          98     $28,943
    Options expired during the period ..............          98      28,943
    Options closed during the period ...............        --          --
                                                       --------     --------
    Options outstanding at December 31, 1998 .......        --          --
                                                       ========     ========

FUTURES CONTRACTS: Certain Series may engage in various futures contracts including interest rate and stock index futures contracts. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 1998, all futures transactions were conducted on U.S. exchanges. Contracts open, if any, at December 31, 1998 are included in the portfolio of investments and their related realized and unrealized gains and losses are included in the net realized and unrealized gain/(loss) on futures contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain of the Series may enter into forward foreign currency exchange contracts. A Series will engage in forward foreign currency exchange transactions to protect itself against fluctuations in currency exchange rates. Forward foreign currency exchange contracts are valued at the applicable forward rate and are marked to market daily. The change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open, if any, at December 31, 1998 and their related unrealized appreciation/(depreciation) are set forth in the Schedule of Forward Foreign Currency Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gains and losses arising from forward foreign currency exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign currency exchange contracts.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: All Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. Each Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to exercise its rights. Each Series takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

(E) FEDERAL INCOME TAXES: Each Series of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Series of the Trust has complied and intends to continue to comply with provisions of subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, Federal income taxes.

(F) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Series identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Net investment income of LA is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that LMB may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and net realized gains recorded by the Trust. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Series, timing differences and differing characterization of distributions made by each Series as a whole.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Directed Services, Inc. (the "Manager"), an indirect wholly owned subsidiary of ING, provides all of the Series with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. Portfolio Managers are compensated by the Manager and not the Trust. In some cases, Portfolio Managers may be affiliated with the Manager. Portfolio Managers have full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the Series:

SERIES                                                             FEE
------                                                             ---
                                                                   (based on combined assets of the indicated
                                                                   groups of Series)

Multiple Allocation Series, Fully Managed Series, Hard Assets      1.00% on the first $750 million in combined assets
Series, Real Estate Series, All-Growth Series, Capital             of these Series;
Appreciation Series, Rising Dividends Series, Value Equity         0.95% on the next $1.250 billion;
Series, Strategic Equity Series, Small Cap Series                  0.90% on the next $1.5 billion; and
                                                                   0.85% on the amount over $3.5 billion

Limited Maturity Bond Series and Liquid Assets Series              0.60% on the first $200 million in combined assets
                                                                   of these Series;
                                                                   0.55% on the next $300 million; and
                                                                   0.50% on the amount over $500 million

Growth & Income Series, Value + Growth Series, and Growth          1.10% on the first $250 million;
Opportunities Series                                               1.05% on the next $400 million;
                                                                   1.00% on the next $450 million; and
                                                                   0.95% on the amount in excess of $1.1 billion

Emerging Markets Series and Developing World Series                1.75%

Mid-Cap Growth Series, Research Series and Total Return            1.00% on the first $250 million;
Series                                                             0.95% on the next $400 million;
                                                                   0.90% on the next $450 million; and
                                                                   0.85% on the amount in excess of $1.1 billion

Global Fixed Income Series                                         1.60%

Market Manager Series                                              1.00%

Managed Global Series                                              1.25% on the first $500 million and
                                                                   1.05% on the amount over $500 million

The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Series and are paid by the Manager based on the average net assets of the respective Series. The Portfolio Managers of each of the Series are as follows:

SERIES                                                             PORTFOLIO MANAGER
------                                                             -----------------
Multiple Allocation Series                                         Zweig Advisors Inc.
Fully Managed Series                                               T. Rowe Price Associates, Inc.
Limited Maturity Bond Series                                       ING Investment Management, LLC
Hard Assets Series                                                 Van Eck Associates Corporation
Real Estate Series                                                 EII Realty Securities, Inc.
All-Growth Series                                                  Pilgrim Baxter & Associates, Ltd.
Capital Appreciation Series                                        INVESCO (NY) Inc.
Rising Dividends Series                                            Kayne Anderson Investment Management, LLC
Emerging Markets Series                                            Putnam Investment Management, Inc.
Value Equity Series                                                Eagle Asset Management, Inc.
Strategic Equity Series                                            Zweig Advisors Inc.
Small Cap Series                                                   Fred Alger Management, Inc.
Managed Global Series                                              Putnam Investment Management, Inc.
Growth Opportunities Series                                        Montgomery Asset Management, LLC
Developing World Series                                            Montgomery Asset Management, LLC
Mid-Cap Growth Series                                              Massachusetts Financial Services Co.
Research Series                                                    Massachusetts Financial Services Co.
Total Return Series                                                Massachusetts Financial Services Co.
Growth & Income Series                                             Robertson, Stephens & Co. Investment Management, LP
Value + Growth Series                                              Robertson, Stephens & Co. Investment Management, LP
Global Fixed Income Series                                         Baring International Investments Ltd.
Market Manager Series                                              ING Investment Management, LLC
Liquid Asset Series                                                ING Investment Management, LLC

During the year ended December 31, 1998, MA, FM, RE, AG, CA, EM, VE, MG, GO, GI and VG, in the ordinary course of business, paid commissions of $568, $225, $1,344, $678, $9,600, $6,249, $1,032, $1,096, $78, $4,404 and $6,624,
respectively, to certain affiliates of the respective Portfolio Manager and/or the Manager in connection with the execution of various portfolio transactions.

The custodian for the Trust is Bankers Trust Company. The custodian is paid by the Manager and not the Trust.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager, Golden American, First Golden and Equitable of Iowa Companies.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 1998 were as follows:

                                                     PURCHASES       SALES

Multiple Allocation Series ......................  $  83,408,728  $101,994,142
Fully Managed Series ............................    123,736,606    77,216,698
Limited Maturity Bond Series ....................     20,300,115     6,580,267
Hard Assets Series ..............................     53,941,672    55,426,646
Real Estate Series ..............................     33,529,311    21,327,161
All-Growth Series ...............................    161,873,926   159,427,757
Capital Appreciation Series .....................    191,240,020   128,926,678
Rising Dividends Series .........................    410,487,882   132,535,883
Emerging Markets Series .........................     34,030,157    37,498,998
Value Equity Series .............................    165,589,056   118,337,429
Strategic Equity Series .........................     92,589,892    76,592,390
Small Cap Series ................................    165,483,240   117,019,635
Managed Global Series ...........................    199,079,912   199,399,080
Growth Opportunity Series .......................     14,127,158     5,537,318
Developing World Series .........................     13,508,135     4,050,764
Mid-Cap Growth Series ...........................    300,072,997   103,647,479
Research Series .................................    684,862,145   166,806,067
Total Return Series .............................    371,297,752    77,577,368
Growth & Income Series ..........................    459,834,805   206,802,592
Value + Growth Series ...........................    349,274,312   154,741,916
Global Fixed Income Series ......................     22,654,397     4,243,023
Market Manager Series ...........................             --        17,423
Liquid Assets Series ............................             --            --

The aggregate cost of purchases and proceeds from sales of long-term U.S. Government Securities, excluding short term investments, for the year ended December 31, 1998 were as follows:

Multiple Allocation Series ......................   $ 43,841,531   $51,187,359
Fully Managed Series ............................     10,648,484       350,000
Limited Maturity Bond Series ....................    115,881,267    35,129,879
Market Manager Series ...........................             --       110,072
Total Return Series .............................    135,860,940    47,552,250

Amounts shown as the aggregate cost of purchases and proceeds from the sales of securities for the Limited Maturity Bond Series and the Liquid Assets Series do not include those amounts for those Equi-Select Series Trust Portfolios consolidated into each respective Series (see Note 6).

At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                                     NET TAX
                                                 TAX BASIS         TAX BASIS          BASIS
                                                   GROSS             GROSS         UNREALIZED
                                                 UNREALIZED       UNREALIZED      APPRECIATION/
                                                APPRECIATION     DEPRECIATION    (DEPRECIATION)
                                                ------------     ------------    --------------
Multiple Allocation Series .................    $  28,646,466    $  8,762,269     $19,884,197
Fully Managed Series .......................       26,388,190      13,991,999      12,396,191
Limited Maturity Bond Series ...............        1,845,269         306,344       1,538,925
Hard Assets Series .........................        1,023,457       6,549,034      (5,525,577)
Real Estate Series .........................        4,729,338       7,835,301      (3,105,963)
All-Growth Series ..........................       12,400,248       2,023,450      10,376,798
Capital Appreciation Series ................       63,308,790       8,226,500      55,082,290
Rising Dividends Series ....................      102,580,225      12,735,889      89,844,336
Emerging Markets Series ....................        3,522,473       5,769,867      (2,247,394)
Value Equity Series ........................       15,527,906      10,735,166       4,792,740
Strategic Equity Series ....................        7,452,808       3,117,792       4,335,016
Small Cap Series ...........................       33,628,004       2,224,700      31,403,304
Managed Global Series ......................       26,388,146       1,524,132      24,864,014
Growth Opportunities Series ................          952,570         607,022         345,548
Developing World Series ....................          692,761       1,335,576        (642,815)
Mid-Cap Growth Series ......................       38,479,543      12,440,534      26,039,009
Research Series ............................       95,253,978      14,228,735      81,025,243
Total Return Series ........................       30,095,699       6,348,095      23,747,604
Growth & Income Series .....................       49,844,620      11,695,599      38,149,021
Value + Growth Series ......................       44,883,883       1,920,408      42,963,475
Global Fixed Income Series .................        1,138,047          29,017       1,109,030
Market Manager Series ......................        4,206,901              --       4,206,901
Liquid Assets Series .......................               --             270             270

4.  RESTRICTED AND ILLIQUID SECURITIES

Certain Series of the Trust may hold securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the "Act") and securities which are deemed illiquid because of low trading volumes or other factors. These restricted and illiquid securities (which do not include securities eligible for resale pursuant to Rule 144A of the Act and 4
(2) commercial paper that are determined to be liquid under procedures adopted by the Board of Trustees) are valued under methods approved by the Board of Trustees as reflecting fair value which includes obtaining quotes from independent sources if available. The dates of acquisition and costs of restricted and illiquid securities held at December 31, 1998 are as follows:

FULLY MANAGED SERIES:

                                                                                             ACQUISITION
SECURITY                                                                         COST            DATE
--------                                                                         ----        -----------
Kemper Corporation, Series E, Conv. Pfd. Stock, 144A .......................   $1,946,734     02/06/1995
Union Pacific Capital Trust, Conv. Pfd. Stock, 144A ........................    1,264,295     03/27/1998
Exide Corporation, Conv. Bond, 144A, 2.900% due 12/15/2005 .................      325,693     04/03/1998
Roche Holdings Inc., 144A Conv. Bond due 05/06/2012 ........................    1,231,554     04/29/1997
Thomas Nelson Conv. Bond 144A, 5.75% due 11/30/99 ..........................      402,746     12/15/1997
Homestake Mining Company, Conv. Bond, 144A, 5.500% due 6/23/2000 ...........    3,049,879     02/16/1995

Total restricted and/or illiquid securities (fair value of $8,469,700) represented 3.4% of net assets of FM at December 31, 1998.

On December 31, 1998, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

LIMITED MATURITY BOND SERIES:

                                                                    ACQUISITION
SECURITY                                                  COST         DATE
--------                                                ---------   -----------
Rite Aid Corporation, 144A, Bond due 12/15/2000 ......  $ 998,295    12/17/1998

Total restricted and/or illiquid securities (fair value of $996,250) represented 0.7% of net assets of LM at December 31, 1998.

On December 31, 1998, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

HARD ASSETS SERIES:

                                                                    ACQUISITION
SECURITY                                                  COST         DATE
--------                                                ---------   -----------
S.P. Interoil 144A ..................................   $  605,625  01/28/1997

Total restricted and/or illiquid securities (fair value of $46,750) represented 0.2% of net assets of HA at December 31, 1998.

On December 31, 1998, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

EMERGING MARKETS SERIES:

                                                                    ACQUISITION
SECURITY                                                   COST         DATE
--------                                                ----------  -----------
Cemig 144A ADS ......................................   $  743,038  03/14/1997
Ceske Radiokomenikace 144A ..........................      230,253  06/12/1998
EFG-Hermes, GDR 144A ................................      180,950  07/28/1998
Coca-Cola Beverages PLC 144A ........................       63,621  07/13/1998
Panafon Hellenic Telecom S.A. 144A ..................      183,589  11/20/1998
Mol Magyar Olaj Es Gazipari, GDR 144A ...............      448,357  03/20/1998
Pick Szeged Rt. GDR 144A ............................      366,076  12/09/1997
BSES Ltd., GDR 144A .................................       41,760  10/14/1998
Gujarat Ambuja Cement 144A ..........................      199,230  04/02/1997
Mahanagar Telephone Nigam Ltd., GDR 144A ............      338,889  12/03/1997
Videsh Sanchar Nigam Ltd., GDR 144A .................      123,264  10/14/1998
Berjaya Sports Toto BHD .............................      321,483  06/26/1997
IJM Corporation BHD .................................      188,582  11/19/1997
JAYA Tiasa Holdings BHD .............................       83,769  04/27/1998
Malakoff BHD ........................................      124,841  07/18/1997
Grupo Accion S.A. de C.V. 144A ADR ..................      306,213  06/19/1997
Bank of the Philippine Islands 144A .................       79,263  11/25/1998
Cosmos Bottling Corporation 144A ....................      145,378  03/02/1998
PPB Oil Palms Berhad ................................      281,161  09/03/1997
Kredyt Bank PBI S.A., GDR 144A ......................       84,916  12/11/1997
Sanlam, Ltd. 144A ...................................      284,485  11/30/1998
Acer, Inc., GDR 144A ................................      199,420  06/04/1997

Total restricted and/or illiquid securities (fair value of $1,416,425) represented 5.4% of net assets of EM at December 31, 1998.

On December 31, 1998, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

MANAGED GLOBAL SERIES:

                                                                    ACQUISITION
SECURITY                                                  COST         DATE
--------                                               -----------  -----------
AMP Ltd. ............................................   $  962,248  06/15/1998
Takefuji Corporation ................................      530,120  04/23/1998

Total restricted and/or illiquid securities (fair value of $1,790,629) represented 1.3% of net assets of MG at December 31, 1998.

On December 31, 1998, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

DEVELOPING WORLD SERIES:

                                                                    ACQUISITION
SECURITY                                                  COST         DATE
                                                       -----------  ----------
Al Ahram Beverage, GDR, 144A ........................   $  200,500  02/23/1998
ASE, GDR, 144A ......................................       39,150  02/23/1998
Bank Handlowy W. Warzawie, 144A .....................       24,200  07/24/1998
BEC World Public Company Ltd. (Foreign), 144A .......       54,556  02/23/1998
BSES Ltd., GDR, 144A ................................       73,000  02/23/1998
Ceske Radiokomunikace, GDR, 144A ....................      160,557  05/25/1998
Mahanagar Telephone Nigam Ltd., GDR, 144A ...........       62,425  09/17/1998
L.G. Chemical Ltd., GDR, 144A .......................       73,935  10/05/1998
Prokom Software, GDR, 144A ..........................       45,225  02/23/1998
Standard Foods Taiwan Ltd., GDR, 144A ...............       74,100  06/24/1998
Videsh Sanchar Nigam Ltd., GDR, 144A ................       71,400  08/26/1998
Yageo Corporation, GDR, 144A ........................      199,688  02/23/1998
Samsung Electronics, GDR, 144A ......................        1,875  07/01/1998
Samsung Electronics, GDR, 144A ......................       49,000  02/23/1998
Hindalco Industries Ltd., GDR .......................       73,000  02/23/1998

Total restricted and/or illiquid securities (fair value of $1,236,016) represented 14.1% of net assets of DW at December 31, 1998.

On December 31, 1998, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

TOTAL RETURN SERIES:

                                                                     ACQUISITION
SECURITY                                                  COST           DATE
--------                                                 ----------  -----------
Newell Financial Trust I, Pfd. Stock, 144A ...........   $1,236,600   08/14/1998
Raytheon Company, 144A, Bond due 12/15/2018 ..........      358,513   12/09/1998
Jones Apparel, 144A, Bond due 10/01/2001 .............      167,845   09/29/1998
Deutsche Bank Finance BV, 144A, Bond due 02/12/2017 ..      170,284   08/14/1998
Time Warner Company, 144A, Bond due 12/30/2001 .......    4,541,055   09/23/1998
Bell Atlantic Financial Services, 144A, Bond
  due 09/15/2005 .....................................      786,122   08/14/1998
Criimi Mae Commercial Mortgage Trust, 144A, Bond
  due 03/02/2011 .....................................    1,228,500   08/14/1998
GS Escrow Corporation, 144A, Bond due 08/01/2001 .....    1,620,358   08/14/1998
GS Escrow Corporation, 144A, Bond due 08/01/2005 .....    1,132,291   08/14/1998
Natexis Ambs Company LLC, 144A, Bond due 12/29/2049 ..      258,050   08/14/1998
Providian Capital I, 144A, Bond due 02/01/2027 .......      114,828   08/14/1998
Safeco Capital Trust Company, 144A, Bond
  due 07/15/2037 .....................................      668,008   08/14/1998
State Street Institutional Capital, Class A, 144A,
  Bond due 12/30/2026 ................................      108,883   08/14/1998
Protection One Alarm, 144A, Bond due 08/15/2005 ......      689,041   10/15/1998
UPM-Kymmene Corporation, 144A, Bond due 11/26/2027 ...      284,832   08/14/1998
Atlantic Mutual Insurance Company, 144A, Bond
  due 02/15/2028 .....................................      554,040   08/14/1998
Xerox Corporation, 144A, Bond due 04/21/2018 .........      700,886   08/14/1998
Husky Oil, Ltd, 144A, Bond due 08/15/2028 ............      689,792   08/14/1998
Jasmine Submarine Telecommunications, Ltd., 144A,
  Bond due 05/30/2011 ................................       77,085   08/14/1998
Qwest Communications International, 144A, Bond due
11/01/2008 ...........................................      456,923   10/28/1998
Connecticut Light & Power Company, 144A, Bond
  due 06/05/2003 .....................................    1,000,000   08/14/1998
Empresa Nacional de Electricidad, 144A, Bond
  due 04/30/2001 .....................................    1,006,670   08/14/1998
Hidroelectrica Alicura, 144A, Bond due 03/15/1999 ....    1,403,791   08/14/1998
Marlin Water Trust, 144A, Bond due 12/15/2001 ........    3,285,000   12/08/1998
Texas Utility Electric Company, 144A, Coupon
  due 01/01/2008 .....................................      378,613   10/28/1998
BCF L.L.C., 144A, Coupon due 09/25/2026 ..............       96,294   08/14/1998
Goldman Sachs Group, L.P., 144A, Bond due 01/15/2003 .    2,966,717   08/14/1998
Jett Equipment Trust, 144A, Bond due 06/15/2010 ......       60,382   08/14/1998
Jett Equipment Trust, 144A, Bond due 11/01/2012 ......       51,905   08/14/1998
Jett Equipment Trust, 144A, Bond due 11/01/2013 ......       13,390   08/14/1998
Cleveland Electric Illuminating Company, 144A Bond
  due 11/01/2017 .....................................      326,045   10/28/1998
Tenet Healthcare Corporation, 144A, Bond
  due 06/01/2008 .....................................      100,989   08/14/1998

Total restricted and/or illiquid securities (fair value of $26,437,893) represented 5.9% of net assets of TR at December 31, 1998.

On December 31, 1998, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

GROWTH & INCOME SERIES:
                                                                     ACQUISITION
SECURITY                                                  COST           DATE
--------                                               -----------   -----------
FBR Asset Investment Corporation, 144A ...........     $  400,000     08/14/1998
Trans World Air, Pfd. Stock, 144A ................        163,125     08/14/1998
Trans World Air, Pfd. Stock, 144A ................      1,309,000     08/14/1998
Lodgian Capital Trust I, Pfd. Stock, 144A ........      1,962,500     08/14/1998
Pioneer Standard Electronic Company, Pfd. ........
  Stock, 144A ....................................      1,838,438     08/14/1998
Sabratek Corporation, 144A, Conv. Bond
 due 04/15/2005 ..................................      2,007,225     08/14/1998
Key Energy Group, Inc., 144A, Conv. Bond
  due 09/15/2004 .................................        932,138     08/14/1998
At Home Corporation, 144A, Conv. Bond
  due 02/28/2018 .................................      3,149,469     12/21/1998

Total restricted and/or illiquid securities (fair value of $9,996,188) represented 3.4% of net assets of GI at December 31, 1998.

On December 31, 1998 and on the dates of acquisition there were no market quotations available for unrestricted securities of the same class.

5.  CAPITAL LOSS CARRYFORWARDS

For Federal income tax purposes, the Series' indicated below have capital loss carryforwards as of December 31, 1998 which are available to offset future capital gains, if any:

                                           LOSSES          LOSSES          LOSSES          LOSSES          LOSSES          LOSSES
                                          DEFERRED        DEFERRED        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                                          EXPIRING        EXPIRING        EXPIRING        EXPIRING        EXPIRING        EXPIRING
SERIES                                    IN 2001         IN 2002         IN 2003         IN 2004         IN 2005         IN 2006
------                                    -------         -------         -------         -------         -------         -------
Limited Maturity Bond Series .........       --              --              --           $  6,321           --              --
Hard Assets ..........................       --              --              --              --              --         $ 5,310,830
Emerging Markets Series ..............       --              --          $8,462,512          --              --          10,476,392
Small Cap Series .....................       --              --              --            468,717       $2,463,267          --
Growth Opportunities Series ..........       --              --              --              --              --             435,012
Developing World Series ..............       --              --              --              --              --             489,408
Research Series ......................       --              --              --              --              --           5,357,552
Total Return Series ..................       --              --              --              --              --             775,784
Growth & Income Series ...............       --              --              --              --              --          10,986,279
Value + Growth Series ................       --              --              --              --              --          10,552,893
Global Fixed Income Series ...........       --              --              --              --              --               4,149
Liquid Asset Series ..................      $172            $15              --              1,432              816             537

6.  CONSOLIDATION OF EQUI-SELECT SERIES TRUST INTO THE GCG TRUST

On August 14, 1998, the consolidation of Equi-Select Series ("ESS") Trust into The GCG Trust took place at no cost to contract holders. The separate accounts investing in the ESS Trust Portfolios substituted shares of similar GCG Trust Series for shares of the ESS Trust Portfolios in a taxable exchange as follows:

                                                                                                        NET
                                                                                                     UNREALIZED
                                                                                                   APPRECIATION/          VALUE OF
ESS TRUST PORTFOLIO REPLACED              GCG SUBSTITUTED SERIES             SHARES ISSUED         (DEPRECIATION)        NET ASSETS
----------------------------              ----------------------             -------------         --------------        ----------
Growth & Income Portfolio                 Growth & Income Series             15,829,527.063         $(1,382,294)        $225,438,123
Research Portfolio                        Research Series                    22,082,990.473          17,154,591          391,978,647
Total Return Portfolio                    Total Return Series                20,909,076.735           3,633,276          311,044,440
Value + Growth Portfolio                  Value + Growth Series              10,963,565.482          10,535,174          149,396,501
International Fixed Income Portfolio      Global Fixed Income Series          1,485,968.159             106,488           15,564,753
OTC Portfolio                             Mid-Cap Growth Series              10,833,373.392          (8,246,032)         169,854,219
Money Market Portfolio                    Liquid Assets Series               48,481,811.660              --               48,475,961
Mortgage-Backed Securities Portfolio      Limited Maturity Bond Series        1,901,275.243              262,699          20,331,948
Advantage Portfolio                       Limited Maturity Bond Series        1,793,679.324                8,107          18,625,323

The consolidation of ESS Trust into The GCG Trust created new portfolios with respect to Growth & Income Series, Research Series, Total Return Series, Value + Growth Series, Global Fixed Income Series and Mid-Cap Growth Series. The aggregate net assets of the Liquid Assets Series and Limited Maturity Bond Series were $146,190,555 and $75,187,878, respectively prior to the consolidation. The aggregate net assets of Liquid Assets Series and Limited Maturity Bond Series were $194,666,515 and $114,145,149, respectively, as a result of the consolidation.

7.  BOARD ACTIONS

In 1998, the Board of Trustees instructed management to file with the Securities and Exchange Commission ("SEC"), an application for an ("Order") to accept the substitution of shares of the Mid-Cap Growth Series for shares of the All-Growth Series. The substitution will occur as soon as practicable after the Order is issued by the SEC. Within five days after the substitution, Golden American will send to owners of contracts written notice of the substitution stating that shares of All-Growth have been eliminated and that shares of Mid-Cap Growth have been substituted.

---------------------------------------
  Report of Independent Auditors
---------------------------------------

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

BOARD OF TRUSTEES AND CONTRACTHOLDERS:
THE GCG TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Multiple Allocation Series, Fully Managed Series, Limited Maturity Bond Series, Hard Assets Series, Real Estate Series, All Growth Series, Capital Appreciation Series, Rising Dividends Series, Emerging Markets Series, Value Equity Series, Strategic Equity Series, Small Cap Series, Managed Global Series, Growth Opportunities Series, Developing World Series, Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value + Growth Series, Global Fixed Income Series, Market Manager Series and Liquid Asset Series (23 of the Series comprising The GCG Trust), (the "Trust") as of December 31, 1998, the related statement of operations for the period then ended, and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting The GCG Trust at December 31, 1998, the results of their operations for the period then ended, and the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 26, 1999

---------------------------------------
  Tax Information  -- (Unaudited)
---------------------------------------

                                THE GCG TRUST
                     FISCAL YEAR ENDED DECEMBER 31, 1998

The amounts of long-term capital gains paid for the fiscal year ended December 31, 1998 were as follows:

Multiple Allocation Series ..............................            $15,190,857
Fully Managed Series ....................................             13,484,803
Hard Assets .............................................              1,094,049
Real Estate Series ......................................              6,322,022
All Growth Series .......................................                482,429
Capital Appreciation Series .............................             20,024,843
Rising Dividends Series .................................             19,104,120
Value Equity Series .....................................              1,046,031
Strategic Equity Series .................................              2,782,270
Managed Global Series ...................................              3,721,386
Market Manager Series ...................................                213,782

                                  THE GCG TRUST
                                ----------------

                         TRUSTEES AND EXECUTIVE OFFICERS

                R. Brock Armstrong, Chair, Trustee and President*
                           J. Michael Earley, Trustee
                         R. Barbara Gitenstein, Trustee
                           Robert A. Grayson, Trustee
                          Elizabeth J. Newell, Trustee
                           Stanley B. Seidler, Trustee
                           Robert B. Vincent, Trustee
                  Barnett Chernow, Vice President and Trustee*
                          Mary Bea Wilkinson, Treasurer
                           Myles R. Tashman, Secretary

                               *Interested Trustee

                                ----------------

                 Sutherland Asbill & Brennan LLP, Legal Counsel
                        Directed Services, Inc., Manager
                    Ernst & Young, LLP, Independent Auditors

Golden American Life Insurance Company                      --------------------
1001 Jefferson Street                                        -----------------
Wilmington, DE 19801                                              BULK RATE
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